Filed pursuant to Rule 497(e)

File Nos. 333-148624 and 811-22167

ALLIANZ FUNDS MULTI-STRATEGY TRUST

STATEMENT OF ADDITIONAL INFORMATION

April 1, 2010 (as revised July 1, 2010)

Allianz Global Investors Solutions 2015 Fund
Institutional Class	AZGIX
Class P	AZGPX
Administrative Class	AZAMX
Class D	AZGDX
Class A	AZGAX
Class C	AZGCX
Class R	AZGRX

Allianz Global Investors Solutions 2020 Fund
Institutional Class	AGNIX
Class P	AGLPX
Administrative Class	AGLMX
Class D	AGLDX
Class A	AGLAX
Class C	ABSCX
Class R	AGLRX

Allianz Global Investors Solutions 2030 Fund
Institutional Class	ABLIX
Class P	ABLPX
Administrative Class	ABAMX
Class D	ABDIX
Class A	ABLAX
Class C	ABLCX
Class R	ABLRX

Allianz Global Investors Solutions 2040 Fund
Institutional Class	AVTIX
Class P	AVSPX
Administrative Class	AVAMX
Class D	AVSDX
Class A	AVSAX
Class C	AVSCX
Class R	AVSRX

Allianz Global Investors Solutions 2050 Fund
Institutional Class	ASNIX
Class P	ASNPX
Administrative Class	ANAMX
Class D	ASNDX
Class A	ASNAX
Class C	ASNCX
Class R	ASNRX

Allianz Global Investors Solutions Retirement Income Fund
Institutional Class	AVRIX
Class P	AGRPX
Administrative Class	ARAMX
Class D	ARTDX
Class A	AGRAX
Class C	ARTCX
Class R	ASRRX

Allianz Global Investors Solutions Growth Allocation Fund
Institutional Class	AGAIX
Class P	AGSPX
Administrative Class	AGFAX
Class D	AGSDX
Class A	ASGAX
Class C	ASACX
Class R	ASFRX

Allianz Global Investors Solutions Core Allocation Fund
Institutional Class	PALLX
Class P	AGAPX
Administrative Class	AGAMX
Class D	AGADX
Class A	PALAX
Class B	PALBX
Class C	PALCX
Class R	AGARX

Allianz NACM Convertible Fund
Institutional Class	ANNPX
Class P	ANCMX
Administrative Class	ANNAX
Class D	ANZDX
Class A	ANZAX
Class C	ANZCX
Class R	ANZRX

Allianz NACM Emerging Growth Fund
Institutional Class	AEMIX

Allianz NACM High Yield Bond Fund
Institutional Class	AYBIX
Class P	AYBPX
Administrative Class	AYBVX
Class D	AYBDX
Class A	AYBAX
Class C	AYBCX
Class R	AYBRX

Allianz NACM International Growth Fund
Institutional Class	AILIX
Class P	AIFPX
Class D	AIFDX
Class A	AIFAX
Class C	AIGCX
Class R	ANGRX

Allianz NACM International Growth Opportunities Fund
Institutional Class	ALOIX
Class P	ALOPX
Administrative Class	ALOVX
Class D	ALODX
Class A	AOPAX
Class C	AOPCX
Class R	ALORX

Allianz NACM Small to Mid Cap Growth Fund
Institutional Class	ASGIX

Allianz NACM Micro Cap Fund
Institutional Class	AMCIX

Allianz NACM Ultra Micro Cap Fund
Institutional Class	AUMIX

Allianz NFJ Global Dividend Value Fund
Institutional Class	ANUIX
Class P	ANUPX
Class D	ANUDX
Class A	ANUAX
Class C	ANUCX

Allianz RCM All Horizons Fund
Institutional Class	ARHIX
Class P	ARHPX
Class D	ARHDX
Class A	ARHAX
Class B	ARHCX

Allianz RCM China Equity Fund
Institutional Class	ALQIX
Class P	ALQPX
Class D	ALQDX
Class A	ALQAX
Class C	ALQCX

Allianz RCM Disciplined Equity Fund
Institutional Class	ARDIX
Class P	ARDPX
Class D	ARDDX
Class A	ARDAX
Class C	ARDCX

Allianz RCM Global EcoTrendsSM Fund
Institutional Class	AECIX
Class P	AECPX
Class D	AECDX
Class A	AECOX
Class C	AECCX

Allianz RCM Global Water Fund
Institutional Class	AWTIX
Class P	AWTPX
Class D	AWTDX
Class A	AWTAX
Class C	AWTCX

Allianz RCM International Opportunities Fund
Institutional Class	AMOIX
Class P	AMOPX
Class D	ARODX
Class A	ARIAX
Class C	ARICX

ALLIANZ FUNDS MULTI-STRATEGY TRUST

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of Allianz Funds Multi-Strategy Trust (the “Trust”), as supplemented from time to time. Through two Prospectuses, the Trust offers up to eight classes of shares of each of its “Funds” (as defined herein). Class A, Class B, Class C and Class R shares of the Funds are offered through the “Retail Prospectus,” dated April 1, 2010; Institutional Class, Class P, Administrative Class and Class D shares of the Funds are offered through the “Institutional Prospectus,” dated April 1, 2010. The aforementioned prospectuses are collectively referred to herein as the “Prospectuses.”

Audited financial statements for the Allianz Global Investors Solutions 2015, Allianz Global Investors Solutions 2020, Allianz Global Investors 2030, Allianz Global Investors 2040, Allianz Global Investors 2050, Allianz Global Investors Retirement Income, Allianz Global Investors Growth Allocation, Allianz Global Investors Solutions Core Allocation, NACM International Growth, NFJ Global Dividend Value, RCM All Horizons, RCM Disciplined Equity, RCM Global EcoTrendsSM, RCM Global Water and RCM International Opportunities Funds as of November 30, 2009, for the fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers, LLP thereon, are incorporated by reference from the Trust’s November 30, 2009 Annual Reports. The Trust’s November 30, 2009 Annual Reports were filed electronically with the SEC on February 4, 2010 (Accession No.0001193125-10-021852). The RCM China Equity Fund recently commenced operations and therefore does not appear in the Trust’s recent Annual Report.

Audited financial statements for the fiscal year ending November 30, 2009 of the Nicholas-Applegate U.S. Convertible Fund, Nicholas-Applegate U.S. High Yield Bond Fund, Nicholas-Applegate International Growth Opportunities Fund, Nicholas-Applegate U.S. Emerging Growth Fund, Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, Nicholas-Applegate U.S. Micro Cap Fund and Nicholas-Applegate U.S. Ultra Micro Cap Fund, series of the open-end Nicholas-Applegate Institutional Funds trust that were the NACM Convertible, NACM High Yield Bond, NACM International Growth Opportunities, NACM Emerging Growth, NACM Small to Mid Cap Growth, NACM Micro Cap and NACM Ultra Micro Cap Funds’ predecessor funds, respectively, are incorporated by reference from the Nicholas-Applegate Institutional Funds’ November 30, 2009 Annual Report. The Nicholas-Applegate Institutional Funds’ November 30, 2009 Annual Report was filed electronically with the SEC on February 8, 2010 (Accession No. 0001144204-10-005944).

A copy of the applicable Prospectus and the Annual and Semi-Annual Reports corresponding to such Prospectus may be obtained free of charge at the addresses and telephone number(s) listed below.

To obtain the Allianz Funds Multi-Strategy Trust and Allianz Funds Prospectuses, Annual and Semi-Annual Reports, and Statements of Additional Information, please contact:
Allianz Global Investors Distributors LLC
1345 Avenue of the Americas
New York, NY 10105
Telephone:	Class A, Class B, Class C and Class R - 1-800-426-0107
Class D - 1-888-877-4626
Class P, Institutional Class and Administrative Class Shares - 1-800-498-5413

To obtain the PIMCO Equity Series and PIMCO Funds Prospectuses and Statements of Additional Information, please contact:
PIMCO Funds
840 Newport Center Drive
Newport Beach, CA 92660
Telephone:	Class A, Class B, Class C and Class R - 1-800-426-0107
Institutional Class, Class M and Class P, Administrative Class and Class D - 1-800-927-4648 (PIMCO Infolink Audio Response Network)

To obtain the Nicholas-Applegate Institutional Funds Prospectuses and Statements of Additional Information, please contact:
Nicholas-Applegate Institutional Funds
600 West Broadway
San Diego, CA 92101
Telephone:	1-800-551-8043

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THE TRUST

Allianz Funds Multi-Strategy Trust (the “Trust”) is an open-end management investment company (“mutual fund”) that currently consists of twenty-three separate investment series, all of which are offered in this Statement of Additional Information. Except for the RCM China Equity Fund, the RCM EcoTrendsSM Fund and the RCM Global Water Fund, each of the Trust’s series offered in this Statement of Additional Information is “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Massachusetts business trust on January 10, 2008.

This Statement of Additional Information relates to the prospectuses for the NACM Convertible Fund, the NACM High Yield Bond Fund, the NACM International Growth Fund, the NACM International Growth Opportunities Fund, the NACM Emerging Growth Fund, the NACM Small to Mid Cap Growth Fund, the NACM Micro Cap Fund, the NACM Ultra Micro Cap Fund, the NFJ Global Dividend Value Fund, the RCM All Horizons Fund, the RCM China Equity Fund, the RCM Disciplined Equity Fund, the RCM EcoTrendsSM Fund, the RCM Global Water Fund, and the RCM International Opportunities Fund (each of which invests directly in equity securities and other securities and instruments), as well as the prospectuses for the Allianz Global Investors Solutions Retirement Income Fund, the Allianz Global Investors Solutions Core Allocation Fund, the Allianz Global Investors Solutions Growth Allocation Fund, the Allianz Global Investors Solutions 2015 Fund, the Allianz Global Investors Solutions 2020 Fund, the Allianz Global Investors Solutions 2030 Fund, the Allianz Global Investors Solutions 2040 Fund and the Allianz Global Investors Solutions 2050 Fund (together, the “Allianz Global Investors Solutions Funds”) (each of which invests primarily in series of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO Funds and Nicholas-Applegate Institutional Funds). The series listed in the preceding sentence are sometimes referred to collectively as the “Funds.” The Trust may from time to time create additional series offered through new, revised or supplemented prospectuses or private placement memoranda and statements of additional information.

Pursuant to shareholder approval obtained at a shareholder meeting held on September 2, 2008, the RCM Global EcoTrendsSM Fund assumed all of the assets and liabilities of the closed-end RCM Global EcoTrendsSM Fund, an “interval” fund that was the RCM Global EcoTrendsSM Fund’s predecessor. The purpose of the reorganization was to convert the closed-end fund into an open-end fund.

Pursuant to shareholder approval obtained at a shareholder meeting, on February 2, 2009 the NACM International Growth Fund assumed all of the assets and liabilities of the open-end Nicholas-Applegate International Growth Fund, a series of the Nicholas-Applegate Institutional Funds. The purpose of the reorganization was to seek economies of scale and reduced shareholder expenses through enhanced distribution opportunities.

Pursuant to shareholder approval obtained at a shareholder meeting, on May 4, 2009 the Allianz Global Investors Solutions Core Allocation Fund assumed all of the assets and liabilities of the open-end Allianz Global Investors Multi-Style Fund, a series of Allianz Funds. The purpose of the reorganization was to consolidate fund-of-funds sub-advisory functions and to seek enhanced performance.

Pursuant to shareholder approval obtained at a shareholder meeting, on March 19, 2010 the NACM International Growth Fund assumed all of the assets and liabilities of the Institutional Class shares of the open-end Nicholas-Applegate International Growth Fund. The purpose of the reorganization was to seek economies of scale and reduced shareholder expenses.

Pursuant to shareholder approval obtained at a shareholder meeting, on April 12, 2010 the NACM Convertible Fund, NACM High Yield Bond Fund, NACM International Growth Opportunities Fund, NACM Emerging Growth Fund, NACM Small to Mid Cap Growth Fund, NACM Micro Cap Fund and NACM Ultra Micro Cap Fund assumed all of the assets and liabilities of the open-end Nicholas-Applegate U.S. Convertible Fund, Nicholas-Applegate U.S. High Yield Bond Fund, Nicholas-Applegate International Growth Opportunities Fund, Nicholas-Applegate U.S. Emerging Growth Fund, Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, Nicholas-Applegate U.S. Micro Cap Fund and Nicholas-Applegate Micro Cap Fund, respectively (together with the Nicholas-Applegate International Growth Fund, the “NACM Predecessor Funds”). The purpose of these reorganizations was to seek economies of scale and reduce shareholder expenses through enhanced distribution opportunities.

On March 30, 2010, the NACM Global Equity 130/30 Fund was liquidated and dissolved. All shares of the Fund outstanding on March 30, 2010 were automatically redeemed.

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Manager”) is the investment manager of each Fund. Allianz Global Fund Management is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”).

INVESTMENT OBJECTIVES AND POLICIES

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectuses, each Fund may employ other investment practices and may be subject to additional risks, which are described below. Because the following is a combined description of investment strategies and risks for all the Funds, certain strategies and/or risks described below may not apply to particular Funds. Unless a strategy or policy described below is specifically prohibited by the investment restrictions listed in the Prospectuses, under “Investment Restrictions” in this Statement of Additional Information, or by applicable law, each Fund may engage in each of the practices described below. However, no Fund is required to engage in any particular transaction or purchase any particular type of securities or investment even if to do so might benefit the Fund. Unless otherwise stated herein, all investment policies of the Funds may be changed by the Board of Trustees without shareholder approval. In addition, each Fund may be subject to restriction on its ability to utilize certain investments or investment techniques. These additional restrictions may be changed with the consent of the Board of Trustees but without approval by or notice to shareholders.

The Allianz Global Investors Solutions Funds invest primarily in certain Funds and series of Allianz Funds, PIMCO Equity Series, PIMCO Funds and Nicholas-Applegate Institutional Funds (the “Underlying Funds”) They may also invest in other investment companies that are not Underlying Funds (the “Other Acquired Funds”), and may invest directly in securities and other instruments. For more information about the principal investments and strategies and principal risks of the Underlying Funds, please see Appendix E to this Statement of Additional Information. By investing in the Underlying Funds and Other Acquired Funds, the Allianz Global Investors Solutions Funds may have an indirect investment interest in some or all of the securities and instruments described below, depending upon how its assets are allocated among the Underlying Funds and Other Acquired Funds. The Allianz Global Investors Solutions Funds may also have an indirect investment interest in other securities and instruments utilized by the Underlying Funds that are series of Allianz Funds, PIMCO Equity Series, PIMCO Funds and Nicholas-Applegate Institutional Funds. These securities and instruments are described in the current prospectuses and Statements of Additional Information of Allianz Funds, PIMCO Equity Series, PIMCO Funds, and Nicholas-Applegate Institutional Funds - See “Investment Strategies of the Allianz Global Investors Solutions Funds” below.

The Funds’ sub-advisers and, in certain cases, portfolio managers, responsible for making investment decisions for the Funds, are referred to in this section and the remainder of this Statement of Additional Information as “Sub-Advisers.”

Borrowing

Subject to the limitations described under “Investment Restrictions” below, a Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause a Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary administrative purposes. Any borrowings for temporary administrative purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells holdings at that time. Borrowing, like other forms of leverage, will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs, which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

From time to time, the Trust may enter into, and make borrowings for temporary purposes related to the redemption of shares under, a credit agreement with third-party lenders. Borrowings made under such a credit agreement will be allocated among the Funds pursuant to guidelines approved by the Board of Trustees. In addition to borrowing money, a Fund may enter into reverse repurchase agreements, dollar rolls, sale-buybacks and other transactions that can be viewed as forms of borrowings.

A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Such transactions are advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the returns it obtains on investments purchased with the cash.

Dollar rolls are transactions in which a Fund sells mortgage-related securities, such as a security issued by the Government National Mortgage Association (“GNMA”), for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type and coupon) securities on a specified future date at a pre-determined price. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar-roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities that are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty who purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.

A Fund will typically segregate or “earmark” assets determined to be liquid by the Manager or the Fund’s Sub-Adviser in accordance with procedures established by the Board of Trustees and equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements, dollar rolls and sale-buybacks. Reverse repurchase agreements, dollar rolls and sale-buybacks involve leverage risk and the risk that the market value of securities retained by a Fund may decline below the repurchase price of the securities that the Fund sold and is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement, dollar roll or sale-buyback files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements and dollar rolls will be subject to the Funds’ limitations on borrowings as specified under “Investment Restrictions” below.

Preferred Stock

Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

The Funds may invest in preferred stocks that pay fixed or adjustable rates of return. Preferred shares are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stocks will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Fixed Rate Preferred Stocks. Some fixed rate preferred stocks in which a Fund may invest, known as perpetual preferred stocks, offer a fixed return with no maturity date. Because they never mature, perpetual preferred stocks act like long-term bonds and can be more volatile than and more sensitive to changes in interest rates than other types of preferred stocks that have a maturity date. The Funds may also invest in sinking fund preferred stocks. These preferred stocks also offer a fixed return, but have a maturity date and are retired or redeemed on a predetermined schedule. The shorter duration of sinking fund preferred stocks makes them perform somewhat like intermediate-term bonds and they typically have lower yields than perpetual preferred stocks.

Adjustable Rate and Auction Preferred Stocks. Typically, the dividend rate on an adjustable rate preferred stock is determined prospectively each quarter by applying an adjustment formula established at the time of issuance of the stock. Although adjustment formulas vary among issues, they typically involve a fixed premium or discount relative to rates on specified debt securities issued by the U.S. Treasury. Typically, an adjustment formula will provide for a fixed premium or discount adjustment relative to the highest base yield of three specified U.S. Treasury securities: the 90-day Treasury bill, the 10-year Treasury note and the 20-year Treasury bond. The premium or discount adjustment to be added to or subtracted from this highest U.S. Treasury base rate yield is fixed at the time of issue and cannot be changed without the approval of the holders of the stock. The dividend rate on another type of preferred stocks in which a Fund may invest, commonly known as auction preferred stocks, is adjusted at intervals that may be more frequent than quarterly, such as every 7 or 49 days, based on bids submitted by holders and prospective purchasers of such stocks and may be subject to stated maximum and minimum dividend rates. The issues of most adjustable rate and auction preferred stocks currently outstanding are perpetual, but are redeemable after a specified date, or upon notice, at the option of the issuer. Certain issues supported by the credit of a high-rated financial institution provide for mandatory redemption prior to expiration of the credit arrangement. No redemption can occur if full cumulative dividends are not paid. Although the dividend rates on adjustable and auction preferred stocks are generally adjusted or reset frequently, the market values of these preferred stocks may still fluctuate in response to changes in interest rates. Market values of adjustable preferred stocks also may substantially fluctuate if interest rates increase or decrease once the maximum or minimum dividend rate for a particular stock is approached. The auctions for preferred stock could fail if there are insufficient bidders and for other reasons, in which case a Fund as an owner may be required to hold the securities (which may continue to pay distributions at a contractually determined “default” rate) indefinitely and treat the securities as an illiquid investment. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when a Fund wishes to dispose of such securities.

Securities Loans

Subject to certain conditions described in the Prospectuses and below, each of the Funds may make secured loans of its portfolio securities to brokers, dealers and other financial institutions. The risks in lending portfolio securities, as with other extensions of credit, include possible delay in recovery of the securities or possible loss of rights in the collateral should the borrowers (which typically include broker-dealers and other financial services companies) fail financially. However, such loans will be made only to borrowers that are believed by the Manager or the Sub-Advisers to be of satisfactory credit standing. Securities loans are made to borrowers pursuant to agreements requiring that loans be continuously secured by collateral consisting of U.S. Government securities, cash or cash equivalents (negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal at all times to the market value of the securities lent. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent.

The Funds may invest the cash collateral received or receive a fee from the borrower. In the case of cash collateral, a Fund typically pays a rebate to the borrower (in addition to payments to its securities lending agent, as described below). Cash collateral that a Fund receives may be invested in overnight time deposits, repurchase agreements, interest-bearing or discounted commercial paper (including U.S. dollar-denominated commercial paper of non-U.S. issuers) and/or other short-term money market instruments (generally with remaining maturities of 397 days or less), either directly through joint accounts along with securities lending cash collateral of other Funds or indirectly through investments in affiliated or unaffiliated money market funds. Any investment of cash collateral through such joint accounts is subject to conditions established by the Securities and Exchange Commission staff. Under the terms of a securities lending agency agreement, the investment of cash collateral is at the sole risk of the Fund in most cases. Any income or gains and losses from investing and reinvesting any cash collateral delivered by a borrower pursuant to a loan are at the Fund’s risk (except as provided below), and to the extent any such losses reduce the amount of cash below the amount required to be returned to the borrower upon the termination of any loan, the Fund may be required by the securities lending agent to pay or cause to be paid to such borrower an amount equal to such shortfall in cash. A portion of any income earned through investment of cash collateral and a portion of any fees received from borrowers may be retained by the Funds’ securities lending agent, which currently is an affiliate of the Manager. Notwithstanding the foregoing, to the extent such shortfall is with respect to amounts owed to a borrower as a cash collateral fee, the securities lending agency agreement provides that the securities lending agent and the Fund share the difference between the income generated on the investment of cash collateral with respect to a loan and the amount to be paid to the borrower as a cash collateral fee.

Investments of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the securities loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations. Due to continuing adverse conditions in the mortgage and credit markets, liquidity and related problems in the broader markets for commercial paper and other factors, certain investments of securities lending collateral by the Funds, including investments in asset-backed commercial paper and notes issued by structured investment vehicles, present increased credit and liquidity risks. See “Mortgage-Related and Asset-Backed Securities” below for more information. To the extent a Fund invests collateral in instruments that become illiquid, efforts to recall securities and return collateral may force the Fund to liquidate other portfolio holdings in an effort to generate cash.

Each Fund may lend portfolio securities up to the maximum percentage set forth in the applicable Prospectus and under “Investment Restrictions – Fundamental Investment Restrictions” below.

Although control over, and voting rights or rights to consent with respect to, the loaned securities pass to the borrower, the Fund, as the lender, retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice. The Fund may call such loans in order to sell the securities involved or, if the holders of the securities are asked to vote upon or consent to matters that the Sub-Adviser believes materially affect the investment, in order to vote the securities. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. These delays and costs could be greater for foreign securities. When engaged in securities lending, each Fund’s performance will continue to reflect changes in the value of the securities loaned and will also reflect the receipt of either interest, through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities.

The Funds do not currently have a program in place pursuant to which they may lend portfolio securities and do not expect to lend portfolio securities to a significant degree, but they may establish such a program in the future.

Convertible Securities and Synthetic Convertible Securities

Convertible securities are generally bonds, debentures, notes, preferred stocks or other securities or investments that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the “conversion price”). A convertible security is designed to provide current income and also the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objectives. Convertible securities have general characteristics similar to both debt and equity securities.

A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations and are designed to provide for a stable stream of income with generally higher yields than common stocks. However, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Moreover, convertible securities are often rated below investment grade or not rated because they fall below debt obligations and just above common equity in order of preference or priority on an issuer’s balance sheet.

Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. The common stock underlying convertible securities may be issued by a different entity than the issuer of the convertible securities.

The value of convertible securities is influenced by both the yield of non-convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its “investment value.” The investment value of the convertible security typically will fluctuate based on the credit quality of the issuer and will fluctuate inversely with changes in prevailing interest rates. However, at the same time, the convertible security will be influenced by its “conversion value,” which is the market value of the underlying common stock that would be obtained if the convertible security were converted. Conversion value fluctuates directly with the price of the underlying common stock, and will therefore be subject to risks relating to the activities of the issuer and/or general market and economic conditions. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument.

If, because of a low price of the common stock, the conversion value is substantially below the investment value of the convertible security, the price of the convertible security is governed principally by its investment value. Generally, if the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

To the extent consistent with its other investment policies, each Fund may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing element”) and the right to acquire an equity security (“convertible element”). The income-producing element is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments. The convertible element is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing element and its convertible element. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index or security involved in the convertible element, causing a decline in the value of the call option or warrant purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing element as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing element.

The Funds may also purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes the credit risk associated with the investment.

Non-U.S. Securities

The Funds (other than those sub-advised by RCM) define non-U.S. securities to include securities of non-U.S. issuers, securities traded principally in securities markets outside the Unites States and/or securities denominated in foreign currencies (together, “non-U.S. securities”). The Funds sub-advised by RCM consider non-U.S. securities to include the following types of equity, equity-related and other securities (together, for these purposes, “non-U.S. securities”): securities of companies that derive at least 50% of their total profits or revenue from, or maintain at least 50% of their assets in, countries outside of the U.S. and that in addition are either organized or headquartered outside the U.S., have securities that are principally traded outside the U.S., or, in the case of other investment companies, invest primarily in such non-U.S. securities as defined in this paragraph. Foreign (non-U.S.) securities include, but are not limited to, U.S. dollar- or foreign currency-denominated corporate debt securities of foreign issuers; foreign equity securities; securities of U.S. issuers traded principally in foreign markets; foreign bank obligations; and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities. Some foreign securities may be restricted against transfer within the United States or to a United States person. The Sub-Advisers expect that the Funds’ foreign investments will primarily be traded on recognized foreign securities exchanges. However, the Funds may also invest in securities that are traded only over-the-counter, either in U.S. or in foreign markets, when the Sub-Advisers believe that such securities are not publicly traded either in the U.S. or foreign markets. For more information about how the Sub-Advisers may define foreign securities for purposes of asset tests and investment restrictions, see “Characteristics and Risks of Securities and Investment Techniques—Non-U.S. Securities” in the Prospectuses.

American Depositary Receipts (“ADRs”) are dollar-denominated receipts issued generally by domestic banks and represent the deposit with the bank of a security of a foreign issuer. European Depositary Receipts (“EDRs”) are foreign currency-denominated receipts similar to ADRs and are issued and traded in Europe, and are publicly traded on exchanges or over-the-counter in the United States. Global Depositary Receipts (“GDRs”) may be offered privately in the United States and also trade in public or private markets in other countries. ADRs, EDRs and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs, EDRs or GDRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

Investing in non-U.S. securities involves special risks and considerations not typically associated with investing in U.S. securities. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on non-U.S. portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations (which may include suspension of the ability to transfer currency from a country), market disruption, the possibility of security suspensions, political instability that affect U.S. investments in foreign countries and potential restrictions on the flow of international capital. In addition, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including taxes withheld from payments on those securities. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities that are denominated or quoted in currencies other than the U.S. dollar. The currencies of non-U.S. countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund.

A Fund’s investments in foreign currency-denominated debt obligations and hedging activities will likely produce a difference between its book income and its taxable income. This difference could cause a portion of the Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes. A Fund’s use of non-U.S. securities may increase or accelerate the amount of ordinary income recognized by shareholders. See “Taxation.”

Emerging Market Securities. The risks of investing in foreign securities are particularly high when the issuers are tied economically to countries with developing (or “emerging market”) economies. Countries with “emerging market” economies are those with securities markets that are, in the opinion of the Sub-Advisers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity and significantly smaller market capitalization of securities markets. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Foreign Debt Obligations. The debt obligations of foreign governments and their agencies and instrumentalities may or may not be supported by the full faith and credit of the foreign government. The Funds may invest in securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will be able or willing to honor their capitalization commitments for those entities.

Passive Foreign Investment Companies. Some corporations domiciled outside the U.S. in which the Funds may invest may be considered passive foreign investment companies (“PFICs”) under U.S. tax laws. PFICs are those foreign corporations that generate primarily passive income, and can include “growth companies” or “start-up” companies.

Investing in PFICs involves the risks associated with investing in foreign securities, as described above. There is also the risk that the Funds may not realize that a foreign corporation they invest in is a PFIC for federal tax purposes. Federal tax laws impose severe tax penalties for failure to properly report investment income from PFICs. Following industry standards, the Funds intend to comply with federal tax reporting of these investments. See “Taxation” below for a more detailed discussion of the tax consequences of a Fund’s investment in PFICs.

Subject to applicable limits under the 1940 Act, the Funds may also invest in foreign mutual funds that are also deemed PFICs (since nearly all of the income of a mutual fund is generally passive income). Investing in these types of PFICs may allow exposure to various countries because some foreign countries limit, or prohibit, all direct foreign investment in the securities of companies domiciled therein. In addition to bearing their proportionate share of a fund’s expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such entities. Additional risks of investing in other investment companies are described below under “Other Investment Companies.”

Foreign Currencies and Related Transactions

Subject to applicable limits set forth in the Prospectuses and this Statement of Additional Information, the Funds may invest in or utilize foreign currencies, forward foreign currency exchange contracts, foreign currency futures contracts, options on foreign currencies and foreign currency futures, currency swap transactions and other foreign currency-related transactions may be used for a variety of reasons, including to hedge against foreign exchange risk arising from a Fund’s investment or anticipated investment in securities denominated in foreign currencies, to increase exposure to a foreign currency for investment or hedging purposes, or to shift exposure of foreign currency fluctuations from one currency to another.

A Fund may (but is not required to) hedge some or all of its exposure to foreign currencies derived through its investments to reduce the risk of loss due to fluctuations in currency exchange rates. Suitable currency hedging transactions may not be available in all circumstances and there can be no assurance that a Fund will engage in such transactions at any given time or from time to time when it may be beneficial to do so. Foreign currency transactions may also be unsuccessful and may result in losses or may eliminate any chance for a Fund to benefit from favorable fluctuations in relevant foreign currencies.

A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. By entering into a forward foreign currency exchange contract, a fund “locks in” the exchange rate between the currency it will deliver and the currency it will receive for the duration of the contract. As a result, a Fund reduces its exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will exchange into. Contracts to sell foreign currencies would limit any potential gain that might be realized by a Fund if the value of the hedged currency increases.

Forward foreign currency exchange contracts may be used for a variety of reasons, including the following circumstances:

Lock In. When a Fund desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.

Cross Hedge. If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency that is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge. If a Fund wants to eliminate substantially all of the risk of owning a particular currency, and/or if the Fund’s Sub-Adviser believes that the Fund can benefit from price appreciation in a given country’s currency but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated a contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in the value of the security.

Proxy Hedge. A Fund might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be close to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield.

Tax Consequences of Hedging. Under applicable tax law, a Fund’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Some of a Fund’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes. See “Taxation” below for further details.

Among the risks facing Funds that utilize foreign currencies and related transactions is the risk that the relative value of currencies will be different than anticipated by the particular Fund’s Sub-Adviser. A Fund will segregate assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees to cover forward currency contracts entered into for non-hedging purposes. Please see “Derivative Instruments” below for a description of other foreign currency related transactions that may be used by the Funds.

Derivative Instruments

Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. Examples of derivatives and information about some types of derivatives and risks associated therewith follows. The derivatives market is always changing and the Funds may invest in derivatives other than those shown below.

The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of the Funds to utilize these instruments successfully may depend in part upon their ability to forecast interest rates and other economic factors correctly. If a Fund incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Fund could suffer losses.

The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. If a Fund incorrectly forecasts interest rates, market values or other economic factors in utilizing a derivatives strategy, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivative transactions may not be available in all circumstances. The use of derivative strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they also can reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Fund is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments, and the possible inability of the Fund to close out or to liquidate its derivatives positions. A Fund’s use of derivatives may increase or accelerate the amount of ordinary income recognized by shareholders.

Options on Securities and Indexes. As described under “Characteristics and Risks of Securities and Investment Techniques—Derivatives” in the Prospectuses, the Funds may, among other things, purchase and sell put and call options on equity, debt or other securities or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on the National Association of Securities Dealers Automated Quotations (“NASDAQ”) System or on a regulated foreign over-the-counter market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue from a dealer. Among other reasons, a Fund may purchase put options to protect holdings in an underlying or related security against a decline in market value, and may purchase call options to protect against increases in the prices of securities it intends to purchase pending its ability to invest in such securities in an orderly manner.

An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by the specified multiplier for the index option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)

A Fund will write call options and put options only if they are “covered.” In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees in such amount are segregated) upon conversion or exchange of other securities held by the Fund. A call option on a security is also “covered” if the Fund does not hold the underlying security or have the right to acquire it, but a Fund segregates assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the position (minus any collateral deposited with a broker-dealer), on a mark-to-market basis (a so-called “naked” call option). None of the Funds may write “naked” call options on individual securities other than exchange traded funds (“ETFs”). For a call option on an index, the option is covered if the Fund segregates assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount equal to the contract value of the index. A call option is also covered if the Fund holds a call on the same index or security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is segregated by the Fund in assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees. A put option on a security or an index is “covered” if the Fund segregates assets determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees equal to the exercise price. A put option is also covered if the Fund holds a put on the same security or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is segregated by the Fund in assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees.

If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). In addition, a Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option that is sold. There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date. See “Taxation” below.

The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued in accordance with the Trust’s valuation policies and procedures. See “Net Asset Value” below.

OTC Options. The Funds may also purchase and write over-the-counter (“OTC”) options. OTC options differ from traded options in that they are two-party contracts, with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. The Funds may be required to treat as illiquid OTC options purchased and securities being used to cover certain written OTC options, and they will treat the amount by which such formula price exceeds the intrinsic value of the option (i.e., the amount, if any, by which the market price of the underlying security exceeds the exercise price of the option) as an illiquid investment. The Funds may also purchase and write so-called dealer options.

Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities, including ETFs, and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful because of market behavior or unexpected events.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security or index, it would have to exercise the option in order to realize any profit or the option may expire worthless. If a Fund were unable to close out a call option that it had written on a security held in its portfolio, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a call option on an individual security held in a Fund’s portfolio, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security or index position covering the call option above the sum of the premium and the exercise price (the “strike price”) of the call but has retained the risk of loss (net of premiums received) should the price of the underlying security or index position decline. Similarly, as the writer of a call option on a securities index or ETF, a Fund forgoes the opportunity to profit from increases in the index or ETF over the strike price of the option, though it retains the risk of loss (net of premiums received) should the price of the Fund’s portfolio securities decline.

The value of call options written by a Fund will be affected by, among other factors, changes in the value of underlying securities (including those comprising an index), changes in the dividend rates of underlying securities (including those comprising an index), changes in interest rates, changes in the actual or perceived volatility of the stock market and underlying securities and the remaining time to an option’s expiration. The value of an option also may be adversely affected if the market for the option is reduced or becomes less liquid. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

The hours of trading for options may not conform to the hours during which the securities held by a Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that may not be reflected in the options markets. In addition, a Fund’s options transactions will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which the options are traded. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose other sanctions that could adversely affect a Fund engaging in options transactions.

If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security or index remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security or index is purchased to hedge against price movements in a related security or index, the price of the put or call option may move more or less than the price of the related security or index. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Fund may be unable to close out a position. Similarly, if restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Except to the extent that a call option on an index or ETF written by a Fund is covered by an option on the same index or ETF purchased by the Fund, movements in the index or ETF may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding (based, in part, on the extent of correlation (if any) between the performance of the index or ETF and the performance of the Fund’s portfolio securities).

Foreign Currency Options. The Funds may buy or sell put and call options on foreign currencies in various circumstances, including, but not limited to, as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Fund’s securities may be denominated or to cross-hedge or in an attempt to increase the total return when the Sub-Adviser anticipates that the currency will appreciate or depreciate in value. In addition, the Funds may buy or sell put and call options on foreign currencies either on exchanges or in the over-the-counter market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits, which may limit the ability of a Fund to reduce foreign currency risk using such options.

Futures Contracts and Options on Futures Contracts. The Funds may use interest rate, foreign currency, index and other futures contracts, and options on such contracts. For example, the Funds may invest in foreign exchange futures contracts and options thereon (“futures options”) that are traded on a U.S. or foreign exchange or board of trade, or similar entity, or quoted on an automated quotation system as an adjunct to their securities activities. The Funds may also enter into futures contracts for the purchase or sale of securities. The Funds may purchase and sell futures contracts on various securities indexes (“Index Futures”) and related options for hedging purposes and for investment purposes. For example, the Funds may invest in Index Futures and related options when a Sub-Adviser believes that there are not enough attractive securities available to maintain the standards of diversification and liquidity set for a Fund pending investment in such securities if or when they do become available. Through the use of Index Futures and related options, a Fund may diversify risk in its portfolio without incurring the substantial brokerage costs that may be associated with investment in the securities of multiple issuers. A Fund may also minimize potential market and liquidity problems that may result from increases in positions already held by the Fund. A Fund’s purchase and sale of Index Futures is limited to contracts and exchanges that have been approved by the Commodity Futures Trading Commission (“CFTC”).

Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time.

An Index Future is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index (“Index”) at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an Index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A unit is the value of the relevant Index from time to time. Entering into a contract to buy units is commonly referred to as buying or purchasing a contract or holding a long position in an Index. Index Futures contracts can be traded through all major commodity brokers. A Fund will ordinarily be able to close open positions on the futures exchange on which Index Futures are then traded at any time up to and including the expiration day. As described below, a Fund will be required to segregate initial margin in the name of the futures broker upon entering into an Index Future. Variation margin will be paid to and received from the broker on a daily basis as the contracts are marked to market. For example, when a Fund has purchased an Index Future and the price of the relevant Index has risen, that position will have increased in value and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, when a Fund has purchased an Index Future and the price of the relevant Index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.

A Fund may close open positions on the futures exchanges on which Index Futures are traded at any time up to and including the expiration day. All positions that remain open at the close of the last business day of the contract’s life are required to settle on the next business day (based upon the value of the relevant index on the expiration day), with settlement made with the appropriate clearing house. Additional or different margin requirements as well as settlement procedures may be applicable to foreign stock Index Futures at the time a Fund purchases such instruments. Positions in Index Futures may be closed out by a Fund only on the futures exchanges upon which the Index Futures are then traded.

The following example illustrates generally the manner in which Index Futures operate. The Standard & Poor’s 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The Index Future specifies that no delivery of the actual stocks making up the Index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the Index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

A public market exists in futures contracts covering a number of Indexes as well as financial instruments and foreign currencies, including but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the NYSE composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three-month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts in which the Funds may invest will be developed and traded in the future.

The Funds may purchase and write call and put options on futures contracts (“futures options”). Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position.

When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds would ordinarily earn interest income on initial margin deposits. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Fund will mark to market its open futures positions.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Any transaction costs must also be included in these calculations.

Commodity Futures Contracts and Options on Commodity Futures Contracts. In addition to other futures contracts and options thereon, the Funds may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement between two parties, in which one party agrees to buy a commodity, such as an energy, agricultural or metal commodity from the other party at a later date at a price and quantity agreed upon when the contract is made.

Limitations on Use of Futures and Futures Options. The Funds may enter into positions in futures contracts and related options for hedging purposes, for example, to hedge against changes in interest rates, foreign currency exchange rates or securities prices. In addition, the Funds may utilize futures contracts for investment and/or speculative purposes. For instance, a Fund may invest to a significant degree in Index Futures on stock indexes and related options (including those that may trade outside of the United States) as an alternative to purchasing individual stocks in order to gain or adjust their exposure to a particular market. The Funds may also use these investments to hedge against changes in the value of securities that the Sub-Adviser intends to purchase for the portfolio.

When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, are equal to the total market value of (or in certain cases, the Fund’s obligation under) the futures contract. Alternatively, the Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract (or in certain cases, the Fund’s obligation under the contract). Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an Index Future, a portfolio with a volatility substantially similar to that of the Index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Trust’s custodian).

When selling a call option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund, or by taking other offsetting positions.

When selling a put option on a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the purchased put option is the same or higher than the strike price of the put option sold by the Fund, or by taking other offsetting positions.

The requirements for qualification as a regulated investment company also may limit the extent to which a Fund may enter into futures, futures options or forward contracts. See “Taxation” below.

Exemption from Commodity Pool Operator Registration. The Trust is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. In the case of futures contracts used for hedging purposes, some of the risk may be caused by an imperfect correlation between movements in the price of the futures contract and the price of a security or other investment being hedged. The hedge will not be fully effective where there is such imperfect correlation. Also, an incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle. For example, if the price of the futures contract moves more than the price of the hedged security, a Fund would experience either a loss or gain on the future that is not completely offset by movements in the price of the hedged securities. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. Also, the Funds may not choose to use futures and/or suitable hedging transactions may not be available in all circumstances. Even if a hedge is executed successfully, a Fund’s return may have been higher if no hedging had been attempted.

Additionally, the price of Index Futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock Index Futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock Index Future relates. This may result in a disparity between the price of Index Futures and the value of the relevant index due to the lack of continuous arbitrage between the Index Futures price and the value of the underlying index.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures position or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

Certain Consequences of Hedging. It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from the Funds’ dividend distributions and are not reflected in yield. Under applicable tax law, a Fund’s hedging activities could result in the application of special tax rules, which could ultimately affect the amount, timing, and character of distributions to shareholders. Certain of a Fund’s hedging transactions are also likely to produce a difference between its book income and tax income, which could cause a portion of the Fund’s income distributions to constitute a return of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for U.S. federal tax purposes. See “Taxation” below for further details.

Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities that underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks that subject a Fund’s investments to greater volatility than investments in traditional securities.

Additional Risks of Options on Securities or Indexes, Futures Contracts, Options on Futures Contracts and Forward Currency Exchange Contracts and Options Thereon. Options on securities or indexes, futures contracts, options on futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. Some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Trust’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (v) lesser trading volume. In addition, unless a Fund hedges against fluctuations in the exchange rate between the U.S. dollar and the currencies in which trading is done on foreign exchanges, any profits that a Fund might realize in trading could be eliminated by adverse changes in the exchange rate, or the Fund could incur losses as a result of those changes. The value of some derivative instruments in which the Funds may invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the Sub-Adviser to forecast interest rates and other economic factors correctly. If the Sub-Adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could suffer losses. In addition, a Fund’s use of such instruments may increase or accelerate the amount of ordinary income recognized by its shareholders.

Swap Agreements. The Funds may enter into swap agreements with respect to interest rates, currencies, indexes or baskets of securities (or a single security) and other assets or measures of risk or return. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. Swap agreements are individually negotiated and structured to include exposure to a variety of types of investments or market factors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties generally are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index.

Forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap;” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor;” and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

The Funds also may enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. The Funds may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

Most swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered through the segregation of assets determined to be liquid by the Manager or Sub-Adviser in accordance with procedures established by the Board of Trustees. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.

Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objectives will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the CEA and therefore are not regulated as futures or commodity option transactions under the CEA.

Among other trading agreements, certain Funds are also party to International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Agreements”) with select counterparties that generally govern over-the-counter derivative transactions entered into by such Funds. The ISDA Agreements typically include representations and warranties as well as contractual terms related to collateral, events of default, termination events, and other provisions. Termination events include the decline in the net assets of a Fund below a certain level over a specified period of time and entitle a counterparty to elect to terminate early with respect to some or all the transactions under the ISDA Agreement with that counterparty. Depending on the relative size of a Fund’s derivatives positions, such an election by one or more of the counterparties could have a material adverse impact on a Fund’s operations.

Short Sales

Each of the Funds may make use of short sales transactions. A Fund may make use of short sales for investment and risk management purposes, including when a Sub-Adviser anticipates that the market price of securities will decline or will underperform relative to other securities held in the Fund’s portfolio. Short sales are transactions in which a Fund sells a security or other instrument (such as an option, forward, futures or other derivative contract) that it does not own. Short exposure with respect to securities or market segments may also be achieved through the use of derivatives, such as futures on indices or swaps on individual securities. To the extent a Fund seeks to obtain some or all of its short exposure by using derivative instruments instead of engaging directly in short sales on individual securities, it will be subject to many of the risks described in this section, as well as to those described under “Derivative Instruments” above. When a Fund engages in a short sale on a security, it must borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a particular security and be obligated to repay the lender of the security any dividends or interest that accrue on the security during the period of the loan. The amount of any gain from a short sale will be reduced, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund pays in connection with the short sale. Until a short position is closed out, the net proceeds of the short sale will be retained by the lending broker to the extent necessary to meet margin requirements, together with any additional assets the broker requires as collateral. A Fund is also required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. Depending on the arrangements made with the broker or custodian, a Fund may or may not receive any payments (including interest) on collateral it has deposited with the broker.

A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short at no additional cost. For these purposes, a short sale will be considered to be “against the box” if the Fund holds or has the right to acquire securities which, without the payment of further consideration, are convertible or exchangeable for the securities sold short. Short sales by a Fund that are not made “against the box” create opportunities to increase the Fund’s return but, at the same time, involve special risk considerations and may be considered a speculative technique. Short sales theoretically involve unlimited loss potential, as the market price of securities sold short may continuously increase, although a Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market and other conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when investment considerations would not favor such sales. A Fund’s use of short sales in combination with long positions in its portfolio in an attempt to improve performance may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that a Fund’s long equity positions will decline in value at the same time that the value of the securities it has sold short increase, thereby increasing potential losses to the Fund. In addition, a Fund’s short selling strategies may limit its ability to fully benefit from increases in the equity markets. Short selling also involves a form of financial leverage that may exaggerate any losses realized by a Fund that utilizes short sales. See “Leveraging Risk.” Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to a Fund. The Securities and Exchange Commission (“SEC”) and other (including non-U.S.) regulatory authorities have previously imposed, and may in the future impose, restrictions on short selling, either on a temporary or permanent basis, which may include placing limitations on specific companies and/or industries with respect to which a Fund may enter into short positions. Any such restrictions may hinder a Fund in, or prevent it from, fully implementing its investment strategies, and may negatively affect performance.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box,” or unless the Fund’s obligation to deliver the securities sold short is “covered” by segregating cash, U.S. Government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any cash or securities required to be deposited as collateral with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash and securities deposited with the broker and otherwise segregated may not at any time be less than the current market value of the securities sold short at the time of the short sale.

A Fund will not make short sales of securities or maintain a short position if doing so could create liabilities or require collateral deposits and segregation of assets aggregating more than 25% of the value of the Fund’s total assets.

A Fund’s use of short sale transactions will likely increase the portion of the Fund’s distributions that are taxable to Fund shareholders as ordinary income. See “Taxation” below.

Commodities

Some of the Funds may invest in instruments that provide exposure to, and are subject to the risks of, investments in precious metals and other commodities. These may include futures, options, swaps and other instruments, the return on which is dependent upon the return of one or more commodities or commodity indices. Commodities may include, among other things, oil, gas, coal, alternative energy, steel, timber, farm products, minerals, precious metals (e.g., gold, silver, platinum, and palladium) and other resources. In addition, the Funds may invest in companies (such as mining, dealing or transportation companies) with substantial exposure to commodities markets or investments in commodities, and through these investments may be exposed to the risks of investing in commodities. Commodities generally and particular commodities have, at times been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable monetary and political policies such as currency devaluations or revaluations, economic and social conditions within a country, trade imbalances, or trade or currency restrictions between countries. The prices of commodities may be, however, less subject to local and company-specific factors than securities of individual companies. As a result, commodity prices may be more or less volatile in price than securities of companies engaged in commodity-related businesses. Investments in commodities can also present concerns such as delivery, storage and maintenance, possible illiquidity, and the unavailability of accurate market valuations. To the extent that a Fund invests in companies that mine, deal in or are otherwise exposed to these risks, the Fund will also be subject to these risks.

For a Fund to qualify as a regulated investment company under current federal tax law, gains from selling precious metals and other forms of “non-qualifying” income may not exceed 10% of the Fund’s gross income for its taxable year. See “Taxation.” This tax requirement could cause a Fund to hold or sell precious metals or securities when it would not otherwise do so, or may otherwise limit the manner or extent to which a Fund seeks exposure to such commodities.

When-Issued, Delayed Delivery and Forward Commitment Transactions

A Fund may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. When delayed delivery purchases are outstanding, the Fund will segregate until the settlement date assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price. Typically, no income accrues on securities purchased on a delayed delivery basis prior to the time delivery of the securities is made, although a Fund may earn income on segregated securities. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases may result in a form of leverage. When a Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. A Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Each Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time (“forward commitments”) if the Fund either (i) segregates until the settlement date assets determined to be liquid by the Manager or a Sub-Adviser in accordance with procedures established by the Board of Trustees in an amount sufficient to meet the purchase price or (ii) enters into an offsetting contract for the forward sale of securities of equal value that it owns. The Funds may also enter into forward commitments for the purchase or sale of foreign currencies. Forward commitments may be considered securities themselves. They involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in value of the Fund’s other assets. A Fund may dispose of a commitment prior to settlement and may realize short-term profits or losses upon such disposition.

Rights and Warrants to Purchase Securities

A right is a privilege granted to existing shareholders of a corporation to subscribe for shares of a new issue of common stock before it is issued. Rights normally have a short life, usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

Repurchase Agreements

For the purposes of maintaining liquidity and achieving income, each Fund may enter into repurchase agreements with domestic commercial banks or registered broker/dealers. A repurchase agreement is a contract under which a Fund would acquire a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). In the case of repurchase agreements with broker-dealers, the value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. The Manager and the Sub-Advisers, as appropriate, will monitor the creditworthiness of the counterparties.

Other Investment Companies

The Funds may invest in securities of other open-end, closed-end or unit investment trust investment companies, including exchange-trade funds (“ETFs”), to the extent that such investments are consistent with the Fund’s investment objective and policies and permissible under the 1940 Act and related rules and any exemptive relief from or interpretations of the SEC.

The Funds may invest in other investment companies during periods when there is a shortage of attractive securities available in the market, or when a Sub-Adviser believes share prices of other investment companies offer attractive values. The Funds may also invest in other investment companies because the laws of some foreign countries may make it difficult or impossible for a Fund to invest directly in issuers organized or headquartered in those countries, or may limit such investments. The most efficient, and sometimes the only practical, means of investing in such companies may be through investment in other investment companies that in turn are authorized to invest in the securities of such issuers. The Funds may invest in investment companies that are advised by Allianz Global Fund Management or its affiliates to the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC.

As a stockholder in an investment company, a Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s management fees and other expenses with respect to assets so invested. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. In addition, the securities of other investment companies may be leveraged and will therefore be subject to the same risks of leverage described in the Prospectuses and herein.

The Allianz Global Investors Solutions Funds ordinarily invest primarily in the Funds or funds advised by the Manager and its affiliates. See “Investment Strategies of the Allianz Global Investors Solutions Funds” below.

Investment Strategies of the Allianz Global Investors Solutions Funds

The Allianz Global Investors Solutions Funds invest primarily in Underlying Funds, which include certain series of the Trust and series of Allianz Funds, PIMCO Equity Series, PIMCO Funds and Nicholas-Applegate Institutional Funds, as specified in the Prospectuses. By investing in Underlying Funds, the Allianz Global Investors Solutions Funds may be subject to some or all of the risks associated with the securities, instruments and techniques utilized by the Funds as described herein. It may also be subject to additional risks associated with other securities, instruments and techniques utilized by Underlying Funds that are series of Allianz Funds, PIMCO Equity Series, PIMCO Funds and Nicholas-Applegate Institutional Funds. The Allianz Funds, PIMCO Equity Series, PIMCO Funds and Nicholas-Applegate Institutional Funds series and their attendant risks are described in the current prospectuses and Statements of Additional Information of Allianz Funds, PIMCO Equity Series, PIMCO Funds and Nicholas-Applegate Institutional Funds, which are included in the Allianz Funds registration statement (File Nos. 033-36528 and 811-06161), PIMCO Equity Series registration statement (Files Nos. 333-164077 and 811-22375), PIMCO Funds registration statement (File Nos. 033-12113 and 811-5028) and Nicholas-Applegate Institutional Funds registration statement (File Nos. 333-71469 and 811-07384) on file with the Securities and Exchange Commission. In addition, summary information about the principal investments and strategies and principal risks of the Underlying Funds is contained in Appendix E to this Statement of Additional Information. These summaries are qualified in their entirety by reference to the prospectuses and Statements of Additional Information of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO Funds and Nicholas-Applegate Institutional Funds, and the Trust disclaims any obligation to update these summaries in the event the information in the applicable Underlying Fund prospectus and/or Statement of Additional Information changes. The principal investments and strategies and principal risks of the Underlying Funds may change following the date of this Statement of Additional Information, and investors should refer to the prospectuses and Statements of Additional Information of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO Funds and Nicholas-Applegate Institutional Funds for the most current information regarding the Underlying Funds. These documents may be obtained free of charge by calling Allianz Global Investors Distributors LLC at 1-800-426-0107.

Illiquid Securities

A Fund may invest in securities that are illiquid, so long as no more than 15% of the net assets of the Fund (taken at market value at the time of investment) would be invested in such securities. Certain illiquid securities may require pricing using fair valuation procedures approved by the Board of Trustees. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Depending on the circumstances, illiquid securities may be considered to include, among other things, written over-the-counter options and other derivative instruments, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits that are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), securities that are subject to legal or contractual restrictions on resale (such as privately placed debt securities), and other securities that legally or in the Manager’s or a Sub-Adviser’s opinion may be deemed illiquid (not including securities issued pursuant to Rule 144A under the Securities Act of 1933 and certain commercial paper that the Manager or a Sub-Adviser has determined to be liquid under procedures approved by the Board of Trustees).

Corporate Debt Securities

The Funds may invest in a variety of bonds and related debt obligations of varying maturities issued by U.S. and non-U.S. companies, banks and other corporate entities. Corporate debt securities include bills, notes, debentures, money market instruments and similar instruments and securities, and are generally used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

U.S. Government Securities

U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of the Funds’ shares. U.S. Government securities are subject to market and interest rate risk, and may be subject to varying degrees of credit risk. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. Although U.S. Government-sponsored enterprises such as the Federal Home Loan Banks, Federal Home Loan Mortgage Corporation (“FHLMC”), and FNMA may be chartered or sponsored by Congress, they are not funded by Congressional appropriation and their securities are not issued by the U.S. Treasury or supported by the full faith and credit of the U.S. Government and include increased credit risks. Until recently, FNMA and FHLMC were government-sponsored enterprises owned entirely by private stockholders. The value of these entities’ stock fell sharply in 2008 due to concerns that the entities did not have sufficient capital to offset losses. In mid-2008, the U.S. Treasury was authorized to increase the size of home loans that FNMA and FHLMC could purchase in certain residential areas and, until 2009, to lend FNMA and FHLMC emergency funds and to purchase the entities’ stock. More recently, in September 2008, the U.S. Treasury announced that FNMA and FHLMC had been placed in conservatorship by the Federal Housing Finance Agency (“FHFA”), a newly created independent regulator. As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. FHFA selected a new chief executive officer and chairman of the board of directors for each of FNMA and FHLMC.

In addition to placing FNMA and FHLMC in conservatorship, the U.S. Treasury announced three additional steps that it intended to take with respect to both companies. First, the U.S. Treasury entered into Preferred Stock Purchase Agreements (“PSPAs”) under which, if the FHFA determines that FNMA’s or FHLMC’s liabilities have exceeded its assets under generally accepted accounting principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. The PSPAs are designed to provide protection to the senior and subordinated debt and the mortgage-backed securities issued by FNMA and FHLMC. Second, the U.S. Treasury established a new secured-lending credit facility that is available to FNMA and FHLMC until December 2009. Third, the U.S. Treasury initiated a temporary program to purchase FNMA and FHLMC mortgage-backed securities, which is expected to continue until December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The liquidity backstop and PSPAs are both intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations, however, no assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.

Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver. FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.

In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders. Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.

In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.

U.S. Government securities include securities that have no coupons, or have been stripped of their unmatured interest coupons, individual interest coupons from such securities that trade separately, and evidences of receipt of such securities. Such securities may pay no cash income, and are purchased at a deep discount from their value at maturity. Because interest on zero coupon securities is not distributed on a current basis but is, in effect, compounded, zero coupon securities tend to be subject to greater risk than interest-paying securities of similar maturities. Custodial receipts issued in connection with so-called trademark zero coupon securities, such as CATs and TIGRs, are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., STRIPs and CUBEs) are direct obligations of the U.S. Government.

High Yield Securities (“Junk Bonds”)

The Funds may invest in debt securities, including convertible securities, that are below investment grade quality. A security is considered to be below “investment grade” quality if it is either (1) not rated in one of the four highest rating categories by one of the Nationally Recognized Statistical Rating Organizations (“NRSROs”) (i.e., rated Ba or below by Moody’s Investors Service, Inc. (“Moody’s”) or BB or below by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”)) or (2) if unrated, determined by the relevant Sub-Adviser to be of comparable quality to obligations so rated. Additional information about Moody’s, S&P’s and Fitch’s securities ratings are included in Appendix A to this Statement of Additional Information.

Below investment grade securities are sometimes referred to as “high yield securities” or “junk bonds.” Investing in high yield securities involves special risks in addition to the risks associated with investments in higher rated debt securities. While investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, investments in high yield securities typically entail greater price volatility as well as principal and income risk. High yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The Funds may continue to hold high yield securities following a decline in their rating if in the opinion of the Manager or the Sub-Adviser, as the case may be, it would be advantageous to do so. Investments in high yield securities are described as “speculative” by ratings agencies. Securities ranked in the lowest investment grade category may also be considered speculative by certain ratings agencies.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities are likely to be sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds investing in such securities may incur additional expenses to seek recovery. The market prices of high yield securities structured as “zero-coupon” or “pay-in-kind” securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

Prices of high yield securities are generally more sensitive to economic downturns or individual corporate developments than higher quality securities. The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield security, and could adversely affect a Fund’s daily net asset value. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value lower rated securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The average maturity or duration of the debt securities in a Fund’s portfolio may vary in response to anticipated changes in interest rates and to other economic factors. Securities may be bought and sold in anticipation of a decline or a rise in market interest rates. In addition, a Fund may sell a security and purchase another of comparable quality and maturity (usually, but not always, of a different issuer) at approximately the same time to take advantage of what are believed to be short-term differentials in values or yields.

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are debt obligations whose value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Many other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

Inflation-indexed bonds issued by the U.S. Treasury have maturities of approximately five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to provide protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Delayed Funding Loans and Revolving Credit Facilities

The Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

The Funds may acquire a participation interest in delayed funding loans or revolving credit facilities from a bank or other financial institution. See “Loan Participations and Assignments” below. The terms of the participation require a Fund to make a pro rata share of all loans extended to the borrower and entitle a Fund to a pro rata share of all payments made by the borrower. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and also limited opportunities may exist to resell such investments. These instruments may often be illiquid. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. To the extent that a Fund is committed to advance additional funds, it will at all times segregate assets that the Manager or Sub-Adviser, in accordance with procedures established by the Board of Trustees, have determined are liquid in an amount sufficient to meet such commitments.

Event-Linked Bonds

The Funds may invest in “event-linked bonds.” Event-linked bonds, which are sometimes referred to as “catastrophe bonds,” are debt obligations for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane or an earthquake. They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities. If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. In addition to the specified trigger events, event-linked bonds may also expose a Fund to certain unanticipated risks including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history for many of these securities, and there can be no assurance that a liquid market in these bonds will develop. See “Characteristics and Risks of Securities and Investment Techniques—Illiquid Securities” in the Prospectuses. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.

Loan Participations and Assignments

The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between an issuer of debt instruments and one or more financial institutions (“lenders”). Generally, a Fund’s investments in loans are expected to take the form of loan participations and assignments of portions of loans from third parties.

Large loans to corporations or governments may be shared or syndicated among several lenders, usually banks. A Fund may participate in such syndicates, or can buy part of a loan, becoming a direct lender. Participations and assignments involve special types of risk, including liquidity risk and the risks of being a lender. If a Fund purchases a participation, it may only be able to enforce its rights through the lender, and may assume the credit risk of the lender in addition to the borrower. With respect to assignments, a Fund’s rights against the borrower may be more limited than those held by the original lender.

Participation on Creditors Committees

A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject a Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Fund would participate in such committees only when the Manager and the relevant Sub-Adviser believe that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

Bank Obligations

Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and that earn a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are generally no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is generally no market for such deposits. Fixed time deposits which (1) are not subject to prepayment or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits) may be considered illiquid for purposes of the Funds’ restrictions on investments in illiquid securities. Each Fund may also hold funds in an interest-bearing account for temporary purposes.

Obligations of foreign banks involve certain risks associated with investing in non-U.S. securities described under “Non-U.S. Securities” below, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of United States banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted and in turn adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

Commercial Paper

Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. The commercial paper purchased by the Funds may consist of U.S. dollar- or foreign currency-denominated obligations of domestic or foreign issuers, and may be rated or unrated (see Appendix A for a description of the ratings assigned by various rating agencies to commercial paper). The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. See also “Mortgage-Related and Asset-Backed Securities—Asset-Backed Securities” for a discussion of asset-backed commercial paper.

Money Market Instruments

Money market instruments may include, among other things, (1) short-term U.S. Government securities; (2) certificates of deposit, bankers’ acceptances and other bank obligations; (3) commercial paper; (4) corporate obligations with a remaining maturity of 397 days or less; and (5) repurchase agreements with banks or registered broker dealers. Money market instruments may also include variable amount master demand notes, which are corporate obligations that permit the investment of fluctuating amounts by a Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower, and which permit daily changes in the amounts borrowed. The Fund has the right to increase the amount invested under such notes at any time up to the full amount provided by the note agreement or to decrease the amount, while the borrower may prepay up to the full amount of the note without penalty. Variable amount master demand notes may or may not be backed by bank letters of credit.

Variable and Floating Rate Securities

Variable or floating rate securities are securities that pay interest at rates that adjust whenever a specified interest rate changes, float at a fixed margin above a generally recognized base lending rate and/or reset or are redetermined (e.g., pursuant to an auction) on specified dates (such as the last day of a month or calendar quarter). These instruments may include, without limitation, variable rate preferred stock, bank loans, money market instruments and certain types of mortgage-backed and other asset-backed securities. Due to their variable or floating rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable or floating rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality.

The Funds may invest in floating-rate debt instruments (“floaters”) and engage in credit-spread trades. The interest rate on a floater is a variable rate that is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest-rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit-spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies. The Funds may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may exhibit greater price volatility than a fixed rate obligation of similar credit quality. When a Fund holds variable- or floating-rate securities, a decrease (or, in the case of inverse floating-rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the net asset value of the Fund’s shares.

Certain of a Fund’s investments, including variable- and floating-rate securities, may require the Fund to accrue and distribute income not yet received. As a result, in order to generate cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio that it would otherwise have continued to hold. Please see “Taxation” below.

Zero Coupon, Pay-in-Kind and Step Coupon Securities

Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay in cash at a coupon payment date or in securities with a face value equal to the amount of the coupon payment that would have been made.

Because the Funds will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years the Funds may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code of 1986, as amended (the “Code”). The Fund might obtain such cash from selling other portfolio holdings, which might cause the Fund to incur capital gains or losses on the sale. These actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for the Fund. In addition, such sales might be necessary even though investment considerations might otherwise make it undesirable for the Fund to sell the securities at the time. Please see “Taxation” below.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality. Under many market and other conditions, investments in zero coupon, step-coupon and pay-in-kind securities may be illiquid, making it difficult for a Fund to dispose of them or to determine their current value.

Municipal Securities

The Funds may invest in municipal securities issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal securities can be affected by changes in their actual or perceived credit quality. The credit quality of municipal securities can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the state or region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which may enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

The Funds may purchase insured municipal debt securities in which scheduled payments of interest and principal are guaranteed by a private, non-governmental or governmental insurance company. The insurance does not guarantee the market value of the municipal debt or the value of the shares of a Fund.

Securities of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Code. In addition, the obligations of such issuers may become subject to laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Furthermore, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its municipal obligations may be materially affected.

Municipal securities may include “moral obligation” securities, which are usually issued by special purpose public authorities. If the issuer of moral obligation bonds cannot fulfill its financial responsibilities from current revenues, it may draw upon a reserve fund, the maintenance and restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

Municipal securities may also include industrial development bonds and pollution control bonds, which in most cases are revenue bonds and generally are not payable from the unrestricted revenues of an issuer. They are issued by or on behalf of public authorities to raise money to finance privately operated facilities for business, manufacturing, housing, sport complexes, and pollution control. Consequently, the credit quality of these securities depend upon the ability of the user of the facilities financed by the bonds and any guarantor to meet its financial obligations.

The Funds may invest in lease obligations or installment purchase contract obligations of municipal authorities or entities (“municipal lease obligations”). Although lease obligations do not constitute general obligations of the municipality for which its taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payment due under the lease obligation. The Funds may also purchase “certificates of participation,” which are securities issued by a particular municipality or municipal authority to evidence a proportionate interest in base rental or lease payments relating to a specific project to be made by the municipality, agency or authority. However, certain lease obligations contain “non-appropriation” clauses that provide that the municipality has no obligation to make lease or installment purchase payments in any year unless money is appropriated for such purpose for such year. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of default and foreclosure might prove difficult.

The Funds may also invest in various short-term municipal securities, including tax anticipation notes, revenue anticipation notes, bond anticipation notes, construction loan notes and short-term discount notes. Tax Anticipation Notes are used to finance working capital needs of municipalities and are issued in anticipation of various seasonal tax revenues, to be payable from these specific future taxes. They are usually general obligations of the issuer, secured by the taxing power of the municipality for the payment of principal and interest when due. Revenue Anticipation Notes are generally issued in expectation of receipt of other kinds of revenue, such as the revenues expected to be generated from a particular project. They may also be general obligations of the issuer. Bond Anticipation Notes normally are issued to provide interim financing until long-term financing can be arranged. The long-term bonds then provide the money for the repayment of the notes. Construction Loan Notes are sold to provide construction financing for specific projects. After successful completion and acceptance, many such projects may receive permanent financing through another source. Short-Term Discount Notes (tax-exempt commercial paper) are short-term (365 days or less) promissory notes issued by municipalities to supplement their cash flow.

Pre-refunded municipal bonds are tax-exempt bonds that have been refunded to a call date on or before the final maturity of principal and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded municipal bonds held by a fund is fund from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government, including its agencies and instrumentalities (“Agency Securities”). While still tax-exempt, pre-refunded municipal bonds usually will bear a Aaa rating (if a re-rating has been requested and paid for) because they are backed by the U.S. Treasury or Agency Securities. As the payment of principal and interest is generated from securities held in a designated escrow account, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. The escrow account securities pledged to pay the principal and interest of the pre-refunded municipal bonds held by a fund may subject the fund to interest rate risk and market risk. In addition, while a secondary market exists for pre-refunded municipal bonds, if a fund sells pre-refunded municipal bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale.

Residual interest bonds (“RIBs”) are municipal bonds that brokers create by depositing a municipal bond in a trust. The interest rate for the variable rate security is determined by the remarketing broker-dealer, while the RIB holder receives the balance of the income from the underlying municipal bond. The market prices of RIBs may be highly sensitive to changes in market rates and may decrease significantly when market rates increase. In a transaction in which a fund purchases a RIB from a trust where the underlying municipal bond was held by a fund prior to being deposited into a trust, a fund treats the transaction as a secured borrowing for financial reporting purposes. As a result, a fund will incur a non-cash interest expense with respect to interest paid by the trust on the variable rate securities, and will recognize additional interest income in an amount directly corresponding to the non-cash interest expense. Therefore, a funds NAV per share and performance are not affected by the non-cash interest expense. This accounting treatment does not apply to RIBS acquired by funds where a fund did not previously own the underlying municipal bond.

Mortgage-Related and Asset-Backed Securities

The Funds may invest in mortgage-related securities, and in other asset-backed securities (whether or not related to mortgage loans) that are offered to investors currently or in the future. Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. The value of some mortgage-related or asset-backed securities in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like other debt securities, the ability of a Fund to utilize these instruments successfully may depend in part upon the ability of the applicable Sub-Adviser to forecast interest rates and other economic factors correctly. Certain debt securities are also secured with collateral consisting of mortgage-related securities. See “Collateralized Mortgage Obligations” below.

Through investments in mortgage-related securities, including those that are issued by private issuers, the Funds may have some exposure to subprime loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as mortgage-related securities.

In addition, mortgage-related securities that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.

The risk of non-payment is greater for mortgage-related securities that are backed by mortgage pools that contain subprime loans, but a level of risk exists for all loans. Market factors adversely affecting mortgage loan repayments may include a general economic turndown, high unemployment, a general slowdown in the real estate market, a drop in the market prices of real estate, or an increase in interest rates resulting in higher mortgage payments by holders of adjustable rate mortgages.

Mortgage Pass-Through Securities. Mortgage Pass-Through Securities are securities representing interests in “pools” of mortgage loans secured by residential or commercial real property. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment that consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs that may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Early repayment of principal on some mortgage-related securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs that may be incurred) may expose a Fund to a lower rate of return upon reinvestment of principal. Also, if a security subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Like other debt securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other debt securities. To the extent that unanticipated rates of prepayment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase.

The residential mortgage market in the United States recently has experienced difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) generally have increased recently and may continue to increase, and a decline in or flattening of housing values (as has recently been experienced and may continue to be experienced in many housing markets) may exacerbate such delinquencies and losses. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. Also, a number of residential mortgage loan originators have recently experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements have caused limited liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could continue or worsen.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA) or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the FNMA or the FHLMC). The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the FHLMC. FNMA was, until recently, a government-sponsored corporation owned entirely by private stockholders, and subject to general regulation by the Department of Housing and Urban Development and the Office of Federal Housing Enterprise Oversight. As described above under “Government Securities,” FNMA is now under conservatorship by the FHFA. FNMA primarily purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers, which includes state and federally chartered savings and loan associations, mutual savings banks, commercial banks, and credit unions and mortgage bankers, although it may purchase other types of mortgages as well. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It was, until recently, a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and then owned entirely by private stockholders. As described above under “Government Securities,” FHLMC is now under in conservatorship by the FHFA. FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees. Securities issued by certain private organizations may not be readily marketable.

Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to a Fund’s industry concentration restrictions, see “Investment Restrictions,” by virtue of the exclusion from that test available to all U.S. Government securities. In the case of privately issued mortgage-related securities, the Funds take the position that mortgage-related securities do not represent interests in any particular “industry” or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

Collateralized Mortgage Obligations (“CMOs”). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semi-annually or on a monthly basis. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by a Fund, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Fund’s diversification tests.

FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates, which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Payments of principal and interest on the CMOs are made semi-annually, as opposed to monthly. The amount of principal payable on each semi-annual payment date is determined in accordance with FHLMC’s mandatory sinking fund schedule, which in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC’s minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the “pass-through” nature of all principal payments received on the collateral pool in excess of FHLMC’s minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

If collection of principal (including prepayments) on the mortgage loans during any semi-annual payment period is not sufficient to meet FHLMC’s minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

Commercial Mortgage-Backed Securities. Commercial Mortgage-Backed Securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only (“IO”) class of stripped mortgage-backed securities. See “Other Mortgage-Related Securities—Stripped Mortgage-Backed Securities.” In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup some or all of its initial investment in a CMO residual.

CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has developed fairly recently and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may, or pursuant to an exemption therefrom, may not, have been registered under the Securities Act of 1933, as amended (the “1933 Act”). CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability, and may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Adjustable Rate Mortgage Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories. SMBS may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

Asset-Backed Securities. The Funds may invest in, or have exposure to, asset-backed securities, which are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., trade receivables). The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided.

The underlying assets (e.g., loans) are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. If the credit support or enhancement is exhausted, losses or delays in payment may result if the required payments of principal and interest are not made. The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool or the financial institution or trust providing the credit support or enhancement. Typically, there is no perfected security interest in the collateral that relates to the financial assets that support asset-backed securities. Asset-backed securities have many of the same characteristics and risks as the mortgage-backed securities described above.

The Funds may purchase or have exposure to commercial paper, including asset-backed commercial paper (“ABCP”), that is issued by structured investment vehicles or other conduits. These conduits may be sponsored by mortgage companies, investment banking firms, finance companies, hedge funds, private equity firms and special purpose finance entities. ABCP typically refers to a short-term debt security, the payment of which is supported by cash flows from underlying assets, or one or more liquidity or credit support providers, or both. Assets backing ABCP include credit card, car loan and other consumer receivables and home or commercial mortgages, including subprime mortgages. The repayment of ABCP issued by a conduit depends primarily on the cash collections received from the conduit’s underlying asset portfolio and the conduit’s ability to issue new ABCP. Therefore, there could be losses to a Fund investing in ABCP in the event of credit or market value deterioration in the conduit’s underlying portfolio, mismatches in the timing of the cash flows of the underlying asset interests and the repayment obligations of maturing ABCP, or the conduit’s inability to issue new ABCP. To protect investors from these risks, ABCP programs may be structured with various protections, such as credit enhancement, liquidity support, and commercial paper stop-issuance and wind-down triggers.

However there can be no guarantee that these protections will be sufficient to prevent losses to investors in ABCP.

Some ABCP programs provide for an extension of the maturity date of the ABCP if, on the related maturity date, the conduit is unable to access sufficient liquidity through the issue of additional ABCP. This may delay the sale of the underlying collateral and a Fund may incur a loss if the value of the collateral deteriorates during the extension period. Alternatively, if collateral for ABCP deteriorates in value, the collateral may be required to be sold at inopportune times or at prices insufficient to repay the principal and interest on the ABCP. ABCP programs may provide for the issuance of subordinated notes as an additional form of credit enhancement. The subordinated notes are typically of a lower credit quality and have a higher risk of default. A Fund purchasing these subordinated notes will therefore have a higher likelihood of loss than investors in the senior notes.

Collateralized Debt Obligations. The Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade debt securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, downgrades of the underlying collateral by rating agencies, forced liquidation of the collateral pool due to a failure of coverage tests, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class. Interest on certain tranches of a CDO may be paid in kind or deferred and capitalized (paid in the form of obligations of the same type rather than cash), which involves continued exposure to default risk with respect to such payments.

The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however, an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with debt securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CDOs carry additional risks that include, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) risk that the collateral may default or decline in value or be downgraded, if rated by a nationally recognized statistical rating organization (“NRSRO”); (iii) a Fund may invest in tranches of CDOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; (v) the investment return achieved by the Fund could be significantly different than those predicted by financial models; (vi) the lack of a readily available secondary market for CDOs; (vii) risk of forced “fire sale” liquidation due to technical defaults such as coverage test failures; and (viii) the CDO’s manager may perform poorly.

Other Asset-Backed Securities. Other asset-backed securities (unrelated to mortgage loans) will be offered to investors in the future and may be purchased by the Funds that may invest in mortgage-related securities. Several types of asset-backed securities have already been offered to investors, including Certificates for Automobile ReceivablesSM (“CARSSM”). CARSSM represent undivided fractional interests in a trust whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts. Payments of principal and interest on CARSSM are passed through monthly to certificate holders, and are guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution unaffiliated with the trustee or originator of the trust. An investor’s return on CARSSM may be affected by early prepayment of principal on the underlying vehicle sales contracts. If the letter of credit is exhausted, the trust may be prevented from realizing the full amount due on a sales contract because of state law requirements and restrictions relating to foreclosure sales of vehicles and the obtaining of deficiency judgments following such sales or because of depreciation, damage or loss of a vehicle, the application of federal and state bankruptcy and insolvency laws, or other factors. As a result, certificate holders may experience delays in payments or losses if the letter of credit is exhausted.

Investors should note that Congress from time to time may consider actions that would limit or remove the explicit or implicit guarantee of the payment of principal and/or interest on many types of asset-backed securities. Any such action would likely adversely impact the value of such securities.

Real Estate Securities and Related Derivatives

The Funds may gain exposure to the real estate sector by investing in real estate-linked derivatives, real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. Each of these types of investments are subject to risks similar to those associated with direct ownership of real estate, including loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, variations in market value, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Code. A Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically REITs have been more volatile in price than the larger capitalization stocks included in S&P 500 Index.

Hybrid Instruments

The Funds may invest in “hybrid” or indexed securities. A hybrid instrument can combine the characteristics of securities, futures, and options. For example, the principal amount or interest rate of a hybrid could be tied (positively or negatively) to the price of a commodity, currency or securities index or another interest rate (each a “benchmark”). The interest rate or (unlike most debt obligations) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark.

Hybrids can be used as an efficient means of pursuing a variety of goals, including hedging and attempts to increase total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund.

Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.

Potential Impact of Large Redemptions and Purchases of Fund Shares

From time to time, shareholders of a Fund (which may include affiliates of the Manager or, for certain Funds, affiliated and/or non-affiliated registered investment companies that invest in a Fund) may make relatively large redemptions or purchases of Fund shares. These transactions may cause the Fund to have to sell securities, or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund is required to sell securities or invest cash at times when it would not otherwise do so, which may result in a loss to the Fund. These transactions may result in higher portfolio turnover, accelerate the realization of taxable income if sales of securities resulted in capital gains or other income and increase transaction costs, which may impact the Fund’s expense ratio. To the extent that such transactions result in short-term capital gains, such gains will generally be taxed at the ordinary income tax rate.

INVESTMENT RESTRICTIONS

Investment Objectives

Except to the extent set forth in the relevant Prospectuses, the investment objective(s) of each Fund is/are non-fundamental and may be changed by the Board of Trustees without shareholder approval.

Fundamental Investment Restrictions

The investment restrictions set forth below are fundamental policies of the Allianz Global Investors Solutions Funds and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each such Fund:

(1)	may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto) or securities issued by any investment company;

(2)	may not purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund’s status as a diversified company under the Investment Company Act of 1940, as amended;

(3)	may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;

(4)	may not purchase or sell commodities, except that the Fund may purchase and sell futures contracts and options, may enter into foreign exchange contracts, and may enter into swap agreements and other financial transactions not requiring delivery of physical commodities;

(5)	may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6)	may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act;

(7)	may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities; and

(8)	may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

Notwithstanding any other fundamental investment restriction or policy, each of the Allianz Global Investors Solutions Funds may invest some or all of its assets in a single registered open-end investment company or a series thereof. Unless specified above, any fundamental investment restriction or policy of any such registered open-end investment company or series thereof shall not be considered a fundamental investment restriction or policy of the Allianz Global Investors Solutions Funds.

The investment restrictions set forth below are fundamental policies of the NACM Convertible Fund, NACM High Yield Bond Fund, NACM International Growth Fund, NACM International Growth Opportunities Fund, NACM Emerging Growth Fund, NACM Small to Mid Cap Growth Fund, NACM Micro Cap Fund, NACM Ultra Micro Cap Fund, NFJ Global Dividend Value Fund, RCM All Horizons Fund, RCM China Equity Fund, RCM Disciplined Equity Fund and RCM International Opportunities Fund, and may not be changed with respect to any such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, each such Fund:

(1)	may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular “industry,” as the term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

(2)	may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein;

(3)	may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(4)	may not purchase or sell commodities. This restriction shall not prohibit a Fund, subject to the restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options, foreign exchange contracts, swap agreements and other financial transactions not requiring delivery of physical commodities;

(5)	may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time;

(6)	may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act; and

(7)	may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.

The investment restrictions set forth below are fundamental policies of the RCM Global EcoTrendsSM Fund and RCM Global Water Fund, and may not be changed with respect to such Fund without shareholder approval by vote of a majority of the outstanding voting securities of that Fund. Under these restrictions, such Fund:

(1)	may not concentrate its investments in a particular “industry,” as that term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction;

(2)	may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate, or interests therein;

(3)	may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(4)	may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs. This restriction shall not prohibit the Fund, subject to restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, forward contracts, or any interest rate, securities-related or other hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws;

(5)	may not borrow money or issue any senior security, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

(6)	may not make loans, except to the extent permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

With respect to the RCM Global EcoTrendsSM Fund and RCM Global Water Fund, each Fund would be deemed to “concentrate” in a particular industry if it invested 25% or more of its total assets in that industry. The industry concentration policy of each Fund does not preclude it from focusing investments in issuers in a group of related industrial sectors.

Currently, under the 1940 Act, a Fund generally is not permitted to engage in borrowings unless immediately after a borrowing the value of the Fund’s total assets less liabilities (other than the borrowing) is at least 300% of the principal amount of such borrowing (i.e., such principal amount may not exceed 33 1/3% of the Fund’s total assets). In addition, a Fund is not permitted to declare any cash dividend or other distribution on its shares unless, at the time of such declaration, the value of the Fund’s total assets, less liabilities other than borrowing, is at least 300% of such principal amount.

Policies Relating to Rule 35d-1 under the 1940 Act

The Funds have adopted policies pursuant to Rule 35d-1(a) under the 1940 Act. The Funds will provide to shareholders the notice required by Rule 35d-1 under the 1940 Act, as such may be interpreted or revised from time to time, with respect to any change in any policy adopted pursuant to Rule 35d-1(a). Under such policies:

1. The NFJ Global Dividend Value Fund, under normal circumstances, invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks that pay or are expected to pay dividends.

2. The RCM China Equity Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. See the Fund’s Fund Summary in the applicable Prospectus for details.

3. The RCM Disciplined Equity Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments.

4. The RCM Global EcoTrendsSM Fund invests, under normal circumstances, at least 80% of its net assets (plus borrowing made for investment purposes) in a portfolio of common stocks and other equity securities of companies that focus in one or more of the EcoEnergy (e.g., alternative energy and energy efficiency), Pollution Control (e.g., environmental quality, waste management and recycling) and Clean Water (e.g., water treatment and supply) sectors. See “Characteristics and Risks of Securities and Investment Techniques—Concentration in Eco-Sectors” in the applicable Prospectus for details.

5. The RCM Global Water Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. See “Summary of Principal Risks—Water-Related Risk” in the applicable Prospectus for a detailed description of water-related activities.

6. The NACM Convertible Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation.

7. The NACM High Yield Bond Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality).

8. The NACM Micro Cap Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies.

9. The NACM Small to Mid Cap Growth Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with small to medium market capitalizations.

9. The NACM Ultra Micro Cap Fund invests at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies.

Other Information Regarding Investment Restrictions and Policies

The Funds are also subject to other restrictions under the 1940 Act; however, the registration of the Trust under the 1940 Act does not involve any supervision by any federal or other agency of the Trust’s management or investment practices or policies, other than incident to occasional or periodic compliance examinations conducted by the SEC staff.

Unless otherwise stated, all limitations applicable to a Fund’s investments will apply at the time of investment. A Fund will not violate these limitations unless an excess or deficiency occurs or exists immediately after and as a result of an investment. Any subsequent change in the percentage of a Fund’s total assets invested in certain securities or other instruments resulting from market fluctuations or other changes in a Fund’s total assets will not require the Fund to dispose of an investment until the Sub-Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Fund. The Manager or applicable Sub-Adviser will take into account market, tax and other consequences to a Fund in considering whether or not sell or close out an investment that has become inconsistent with an investment limitation after its purchase due to market fluctuations, a change in ratings assigned to the security or other factors. In the event that ratings services assign different ratings to the same security, the Manager or Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings. Unless otherwise indicated, references to assets in the percentage limitations on a Fund’s investments refers to total assets.

The Sub-Advisers may use Standard Industrial Classification (SIC) Codes, North American Industry Classification System (NAICS) Codes, the FTSE/Dow Jones Industry Classification Benchmark (ICB) system or any other reasonable industry classification system (including systems developed by the Sub-Advisers) for purposes of the Funds’ investment restrictions and policies relating to industry concentration, and the approaches used by the various Sub-Advisers may differ from one another.

In addition, each Sub-Adviser may use definitions and standards to determine compliance with the investment policies, strategies and restrictions of the Funds it sub-advises that are specific to that Sub-Adviser. For example, the Sub-Advisers may employ its own internally-developed definitions and standards in connection with defining Fund market capitalization criteria (e.g., determining whether a company is a “large,” “mid” or “small” capitalization company), characterizing a security as an “equity” or “fixed income” security, characterizing a security as a “growth” or “value” security, determining the composition of an “industry,” “sector” or group of related industries or sectors, determining the scope of a “geographic region” and characterizing an investment as a U.S. or non-U.S. investment (or otherwise determining the location of an investment for purposes of a Fund’s geographic restrictions). In addition, the definitions and standards used by a Sub-Adviser may change over time and without notice to investors, and in certain cases a Sub-Adviser may use definitions and standards for a Fund that differ from the definitions and standards it uses for other series of the Trust or for other funds and accounts that it advises.

Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed.

To the extent a Fund covers its commitment under a derivative instrument or other borrowing by the segregation of liquid assets, equal in value to the amount of the Fund’s commitment, or by entering into offsetting positions, such instrument is not considered a “senior security” for purposes of the asset coverage requirements otherwise applicable to borrowings by the Fund.

A Fund interprets its policies with respect to borrowing and lending to permit such activities as may be lawful for a Fund, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to an exemptive order of the SEC.

The phrase “shareholder approval,” as used in the Prospectuses, and the phrase a “vote of a majority of the outstanding voting securities,” as used herein, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, Trust or share class, as the case may be, or (2) 67% or more of the shares of the Fund, Trust or share class, as the case may be, present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

MANAGEMENT OF THE TRUST

Trustees and Officers

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

Board Leadership Structure – The Trust’s Board of Trustees consists of six Trustees, five of whom are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust or of the Manager (the “Independent Trustees”). An Independent Trustee serves as Chairman of the Trustees and is selected by vote of the majority of the Independent Trustees. The Chairman of the Trustees presides at meetings of the Board and acts as a liaison with service providers, officers, attorneys and other Trustees generally between meetings, and performs such other functions as may be requested by the Board from time to time.

The Board of Trustees meets regularly four times each year to discuss and consider matters concerning the Trust and the Funds, and also holds special meetings to address matters arising between regular meetings. The Independent Trustees regularly meet outside the presence of Trust management and are advised by independent legal counsel. Regular meetings generally take place in-person; other meetings may take place in-person or by telephone.

The Board of Trustees has established four standing Committees to facilitate the Trustees’ oversight of the management of the Trust: the Audit Oversight Committee, the Nominating Committee, the Valuation Committee and the Compensation Committee. The functions and role of each Committee are described below under “—Committees of the Board of Trustees.” The membership of each Committee consists of all of the Independent Trustees, which the Board believes allows them to participate in the full range of the Board’s oversight duties.

The Board reviews its leadership structure periodically and has determined that this leadership structure, including an Independent Chairman, a supermajority of Independent Trustees and Committee membership limited to Independent Trustees, is appropriate in light of the characteristics and circumstances of the Trust. In reaching this conclusion, the Board considered, among other things, the predominant role of the Manager and Sub-Advisers in the day-to-day management of Fund affairs, the extent to which the work of the Board is conducted through the Committees, the number of portfolios that comprise the Trust and the Fund Complex (defined below), the variety of asset classes those series include, the net assets of each Fund, the Trust and the Fund Complex and the management, distribution and other service arrangements of each Fund, the Trust and the Fund Complex. The Board also believes that its structure, including the presence of one Trustee who is an executive with various Manager-affiliated entities, facilitates an efficient flow of information concerning the management of the Trust to the Independent Trustees.

Risk Oversight – Each of the Funds has retained the Manager and the applicable Sub-Adviser to provide investment advisory services, and, in the case of the Manager, administrative services, and these service providers are immediately responsible for the management of risks that may arise from Fund investments and operations. Some employees of the Managers serve as the Trust’s officers, including the Trust’s principal executive officer and principal financial and accounting officer. The Board oversees the performance of these functions by the Manager and Sub-Advisers, both directly and through the Committee structure it has established. The Board receives from the Manager and Sub-Advisers a wide range of reports, both on a regular and as-needed basis, relating to the Funds’ activities and to the actual and potential risks of the Funds and the Trust as a whole. These include reports on investment risks, compliance with applicable laws, and the Funds’ financial accounting and reporting. The Board also regularly receives, from the Funds’ principal underwriter, reports regarding the distribution, sale and marketing of the Funds’ shares, as well as related risks. In addition, the Board meets periodically with the individual portfolio managers of the Funds to receive reports regarding the portfolio management of the Funds and their performance, including their investment risks.

In addition, the Board has appointed a Chief Compliance Officer (“CCO”). The CCO oversees the development of compliance policies and procedures that are reasonably designed to minimize the risk of violations of the federal securities laws (“Compliance Policies”). The CCO reports directly to the Independent Trustees, and provides presentations to the Board at its quarterly meetings and an annual report on the application of the Compliance Policies. The Board periodically discusses relevant risks affecting the Trust with the CCO at these meetings. The Board has approved the Compliance Policies and reviews the CCO’s reports. Further, the Board annually reviews the sufficiency of the Compliance Policies, as well as the appointment and compensation of the CCO.

The Trustees and executive officers of the Trust, their dates of birth, the position they hold with the Trust, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the fund complex that the Trustees oversee and any other directorships held by the Trustees of the Trust are listed in the following tables. Except as shown, each Trustee’s and officer’s principal occupation and business experience for the last five years have been with the employer(s) indicated, although in some cases the Trustee may have held different positions with such employer(s). Unless otherwise indicated, the business address of the persons listed below is 1345 Avenue of the Americas, New York, NY 10105.

Independent Trustees(1)

Based on a review of the experience, qualifications, attributes and skills of each Trustee, including those enumerated in the table below, the Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust. With the exception of Mr. Jacobson, each Trustee has served as a Trustee of the Trust since its inception, and has also served for several years as a Trustee for a number of investment companies affiliated with the Trust. These qualifications, as well as other qualifications preceding the five-year reporting period in the table below, support the conclusion that each individual should serve as a Trustee in light of the Trust’s business and structure.

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
Paul Belica 09/27/1921	Trustee	Since March 2008	Retired. Formerly Director, Student Loan Finance Corp., Education Loans, Inc., Goal Funding, Inc., Goal Funding II, Inc. and Surety Loan Fund, Inc. Formerly, Manager of Stratigos Fund LLC, Whistler Fund LLC, Xanthus Fund LLC & Wynstone Fund LLC. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2000.	49	None

James A. Jacobson 02/03/1945	Trustee	Since December 2009	Retired. Formerly, Vice Chairman and Managing Director of Spear, Leeds & Kellogg Specialists LLC, specialist firm on the New York Stock Exchange. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2009.	44	Trustee, Alpine Mutual Funds Complex consisting of 16 funds

Hans W. Kertess 07/12/1939	Trustee, Chairman	Since March 2008	President, H. Kertess & Co., a financial advisory company. Formerly, Managing Director, Royal Bank of Canada Capital Markets. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2000.	49	None

William B. Ogden, IV 01/11/1945	Trustee	Since March 2008	Asset Management Industry Consultant. Formerly, Managing Director, Investment Banking Division of Citigroup Global Markets Inc. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2003.	49	None

R. Peter Sullivan III	Trustee	Since March 2008	Retired. Formerly, Managing Partner, Bear Wagner Specialists LLC, specialist firm on the New York Stock	49	None

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee
09/04/1941			Exchange. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2002.

Interested Trustees*

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee
John C. Maney(3) 08/03/1959	Trustee	Since March 2008	Management Board of Allianz Global Investors Fund Management LLC; Management Board and Managing Director of Allianz Global Investors of America L.P. since January 2005 and also Chief Operating Officer of Allianz Global Investors of America L.P. since November 2006. Trustee of the funds in the Allianz/PIMCO Fund Complex since 2006.	78	None

(1)	“Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds. Mr. Maney is an “Interested Person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. and its affiliates.
(2)	The term “Fund Complex” as used herein includes each series of the Trust and the following registered investment companies: each series of Allianz Funds, each series of PIMCO Funds, each series of Nicholas-Applegate Institutional Funds, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PIMCO Income Opportunity Fund, PCM Fund Inc., PIMCO Strategic Global Government Fund Inc., each series of Premier VIT, PIMCO Private Account Portfolio Series, each series of Allianz Global Investors Managed Accounts Trust (“AGIMAT”), each series of OCC Cash Reserves, Inc., each series of OCC Accumulation Trust, each series of USAllianz Variable Insurance Products Trust and registered investment companies advised by RCM Capital Management LLC and Nicholas-Applegate Capital Management LLC.
(3)	An “Interested Trustee” is a Trustee who is an “interested person” of the Trust, as defined in the 1940 Act. Mr. Maney is an “interested person” of the Trust due to his affiliation with Allianz Global Investors of America L.P. In addition to Mr. Maney’s positions set forth in the table above, he holds the following positions with affiliated persons: Management Board, Managing Director and Chief Operating Officer of Allianz Global Investors of America L.P. and Allianz Global Investors of America LLC; Member—Board of Directors and Chief Operating Officer of Allianz Global Investors of America Holdings Inc. and Oppenheimer Group, Inc.; Managing Director and Chief Operating Officer of Allianz Global Investors NY Holdings LLC; Management Board and Managing Director of Allianz Global Investors U.S. Holding LLC; Managing Director and Chief Operating Officer of Allianz Hedge Fund Partners Holding L.P. and Allianz Global Investors U.S. Retail LLC; Member – Board of Directors and Managing Director of Allianz Global Investors Advertising Agency Inc.; Compensation Committee of NFJ Investment Group LLC; Management Board of Allianz Global Investors Fund Management LLC, Allianz Global Investors Managed Partners LLC, and Nicholas-Applegate Holdings LLC; Member – Board of Directors and Chief Operating Officer of PIMCO Global Advisors (Resources) Limited; Executive Vice President of PIMCO Japan Ltd.; Chief Operating Officer of Allianz Global Investors U.S. Holding II LLC; and Member and Chairman – Board of Directors, President and Chief Operating Officer of PFP Holdings, Inc.

Executive Officers

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
E. Blake Moore, Jr. 05/8/1958	President and Chief Executive Officer	12/2004 to present	Managing Director and Chief Executive Officer of Allianz Global Investors Fund Management LLC; Chief Executive Officer of Allianz Global Investors Solutions LLC and of 45 funds in the Fund Complex. Formerly, Managing Director and Member of Executive Committee, Nicholas-Applegate Capital Management LLC and Managing Director and Chief Executive Officer of Allianz Global Investors Distributors LLC and Allianz Global Investors Managed Accounts LLC.

Thomas J. Fuccillo 03/22/1968	Vice President, Chief Legal	12/2006 to present	Executive Vice President, Chief Legal Officer and Secretary of Allianz Global Investors Fund Management LLC; Executive Vice President of Allianz Global Investors of America L.P. Vice President, Secretary and

Name, Address and Date of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
	Officer and Secretary		Chief Legal Officer of 78 funds in the Fund Complex; Secretary and Chief Legal Officer of The Korea Fund, Inc. Formerly, Senior Vice President, Senior Counsel, Allianz Global Investors of America L.P.

Brian S. Shlissel 11/14/1964	Treasurer and Principal Financial and Accounting Officer	6/2005 to present	Managing Director, Head of Mutual Fund Services; Allianz Global Investors Fund Management LLC; President and Chief Executive Officer of 33 funds in the Fund Complex; Treasurer, Principal Financial and Accounting Officer of 45 funds in the Fund Complex and The Korea Fund, Inc. Formerly, Director of 4 funds in the Fund Complex and Executive Vice President, Director of Fund Administration, Allianz Global Investors Fund Management LLC.

Youse Guia 09/3/1972	Chief Compliance Officer	9/2004 to present	Senior Vice President, Chief Compliance Officer, Allianz Global Investors of America L.P.; Chief Compliance Officer of 78 funds in the Fund Complex and The Korea Fund, Inc.

Lawrence G. Altadonna 03/10/1966	Assistant Treasurer	6/2005 to present	Senior Vice President, Allianz Global Investors Fund Management LLC; Treasurer, Principal Financial and Accounting Officer of 33 funds in the Fund Complex; Assistant Treasurer of 45 funds in the Fund Complex and The Korea Fund, Inc.

Richard J. Cochran 01/23/1961	Assistant Treasurer	5/2008 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex; formerly, Tax Manager, Teachers Insurance Annuity Association/College Retirement Equity Fund (TIAA-CREF) (2002-2008).

Scott Whisten 03/13/1971	Assistant Treasurer	3/2007 to present	Vice President, Allianz Global Investors Fund Management LLC; Assistant Treasurer of 78 funds in the Fund Complex; formerly, Accounting Manager, Prudential Investments (2000-2005).

Kathleen A. Chapman 11/11/1954	Assistant Secretary	12/2006 to present	Senior Paralegal, Allianz Global Investors of America, L.P. (since March 2005); Assistant Secretary of 78 funds in the Fund Complex. Formerly, Manager – Individual Investor Group Advisory Law, Morgan Stanley (2004-2005).

Richard H. Kirk 04/6/1961	Assistant Secretary	12/2004 to present	Senior Vice President, Allianz Global Investors of America L.P. (since 2004). Senior Vice President, Associate General Counsel, Allianz Global Investors Distributors LLC. Assistant Secretary of 45 funds in the Fund Complex.

Lagan Srivastava 9/20/1977	Assistant Secretary	12/2006 to present	Assistant Secretary of 78 funds in the Fund Complex and of The Korea Fund, Inc.; formerly, Research Assistant, Dechert LLP (2004-2005).

Each of the Trust’s executive officers is an “interested person” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) as a result of his or her position(s) set forth in the table above.

Trustee Qualifications – The Board has determined that each Trustee should continue to serve as such based on several factors (none of which alone is decisive). With the exception of Mr. Jacobson (who became a Board member in December 2009), each Trustee has served in such role since the Trust’s inception and is intimately familiar with the Trust’s business and service provider arrangements, and has also served for several years as trustee/director to a number of other investment companies advised by the Manager and its affiliates. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with other members of the Board; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In respect of each current Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Funds, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Following is a summary of various qualifications, experiences and skills of each Trustee (in addition to business experience during the past five years set forth in the table above) that contributed to the Board’s conclusion that an individual should serve on the Board:

Paul Belica – Mr. Belica has substantial executive and board experience in the financial services and investment management industries. He formerly served as director to several other investment companies. Having served as Director, Senior Vice President and Managing Director of Smith Barney, Harris Upham & Co, he provides the Trust with significant financial expertise and serves as the Audit Oversight Committee’s Chair and has been determined by the Board to be an “audit committee financial expert.” He also brings significant public sector experience, having formerly served as Chairman of the State of New York Mortgage Agency and as executive director of several related public authorities.

James A. Jacobson – Mr. Jacobson has substantial executive and board experience in the financial services industry. He served for more than 15 years as a senior executive at an NYSE specialist firm. He has also served on the NYSE Board of Directors, including terms as Vice Chair. As such, he provides significant expertise on matters relating to portfolio brokerage and trade execution. He has expertise in investment company matters through his service as a trustee of another fund family.

Hans W. Kertess – Mr. Kertess has substantial executive experience in the investment management industry. He is the president of a financial advisory company, H. Kertess & Co., and formerly served as a Managing Director of Royal Bank of Canada Capital Markets. He has significant expertise in the investment banking industry.

John C. Maney – Mr. Maney has substantial executive and board experience in the investment management industry. He has served in a variety of senior-level positions with investment advisory firms affiliated with the Manager. Because of his familiarity with the Manager and affiliated entities, he serves as an important information resource for the Independent Trustees and as a facilitator of communication with the Manager.

William B. Ogden, IV – Mr. Ogden has substantial senior executive experience in the investment banking industry. He served as Managing Director at Citigroup, where he established and led the firm’s efforts to raise capital for and provide mergers and acquisition advisory services to asset managers and investment advisers. He also has significant expertise with fund products through his senior-level responsibility for originating and underwriting a broad variety of such products.

R. Peter Sullivan, III – Mr. Sullivan has substantial executive experience in the financial services industry. He formerly served as Managing Partner at an NYSE specialist firm, and provides the Trust with significant expertise relating to, among other areas, portfolio brokerage and trade execution.

Committees of the Board of Trustees

Audit Oversight Committee. The Trust’s Board has established an Audit Oversight Committee in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Trust’s Audit Oversight and Compliance Committee is currently composed of Messrs. Belica, Jacobson, Kertess, Ogden and Sullivan, each of whom is an Independent Director. Mr. Belica is the Chairman of the Trust’s Audit Oversight Committee.

The Trust’s Audit Oversight Committee provides oversight with respect to the internal and external accounting and auditing procedures of each Fund and, among other things, determines the selection of the independent registered public accounting firm for the Funds and considers the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by the independent registered public accounting firm on behalf of the Funds, and services to be performed by the independent registered public accounting firm for certain affiliates, including the respective Manager, the applicable Sub-Adviser and entities in a control relationship with the Manager or the Sub-Advisers, that provide services to the Funds where the engagement relates directly to the operations and financial reporting of the Funds. The Audit Oversight Committee considers the possible effect of those services on the independence of the Funds independent registered public accounting firm.

Each member of the Trust’s Audit Oversight Committee is “independent,” i.e., not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act). The Audit Oversight Committee convened two times during the fiscal year ended November 30, 2009.

Nominating Committee. The Trust has a Nominating Committee composed of Messrs. Belica, Jacobson, Kertess, Ogden and Sullivan. The Nominating Committee is responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or created or when Directors are to be re-elected. Each member of the Nominating Committee is “independent,” i.e., not an “interested person” (as defined in Section 2(a)(19) of the 1940 Act). The Nominating Committee did not convene separately during the fiscal year ended November 30, 2009.

Qualifications, Evaluation and Identification of Director Nominees. The Nominating Committee of the Trust requires that Director candidates have a college degree or equivalent business experience. When evaluating candidates, the Nominating Committee may take into account a wide variety of factors including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities on the Board, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate’s ability, judgment and expertise and (vi) overall Board composition. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following sources: (i) the Trust’s current Directors, (ii) the Trust’s officers, (iii) the Funds’ stockholders and (iv) any other source the

Committee deems to be appropriate. The Nominating Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders. The Nominating Committee will review and consider nominees recommended by stockholders to serve as Director, provided that the recommending stockholder follows the Procedures for Stockholders to Submit Nominee Candidates, which are set forth as Appendix A to the Trust’s Nominating Committee Charter and attached as Appendix D to this Statement of Additional Information. Among other requirements, these procedures provide that the recommending stockholder must submit any recommendation in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust and that such submission must be received at such offices not less than 45 days nor more than 75 days prior to the date of the Board or stockholder meeting at which the nominee would be elected. Any recommendation must include certain biographical and other information regarding the candidate and the recommending stockholder, and must include a written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected. The foregoing description of the requirements is only a summary. Please refer to Appendix A to the Nominating Committee Charter, which is attached as Appendix D to this Statement of Additional Information.

The Nominating Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person properly recommended and considered by the Committee will be nominated for election to the Board of Trustees.

Valuation Committee. The Trust’s Valuation Committee is currently composed of Messrs. Belica, Jacobson, Kertess, Ogden and Sullivan. The Valuation Committee has been delegated responsibility by the Trust’s Board of Trustees for overseeing determinations of the fair value of the Funds’ portfolio securities on behalf of the Board in accordance with the Funds’ valuation procedures. The Valuation Committee reviews and approves procedures for the fair valuation of the Funds’ portfolio securities and periodically reviews information from the Manager and the Sub-Advisers regarding fair value and liquidity determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving four particular fair valuation and other valuation matters. The Valuation Committee convened three times during the fiscal year ended November 30, 2009.

Compensation Committee. The Trust’s Compensation Committee is currently composed of Messrs. Belica, Jacobson, Kertess, Ogden and Sullivan. The Compensation Committee meets as the Board deems necessary to review and make recommendations regarding compensation payable to the Directors of the Funds who are not directors, officers, partners or employees of the Manager, the Sub-Advisers or any entity controlling, controlled by or under common control with the Manager or the Sub-Advisers. The Compensation Committee did not convene separately during the fiscal year ended November 30, 2009.

Securities Ownership

For each Trustee, the following tables disclose the dollar range of equity securities beneficially owned by the Trustee in the Trust, and, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Trust’s family of investment companies. The dollar ranges used in the tables are (i) None; (ii) $1-$10,000; (iii) $10,001-$50,000; (iv) $50,001-$100,000; and (v) Over $100,000. The following tables include securities in which the Trustees hold an economic interest through their deferred compensation plan. See “Trustees’ Compensation” below.

Securities Ownership as of December 31, 2009

Name of Trustee	Dollar Range of Equity Securities in Each Fund or Series Overseen by the Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees**
Hans W. Kertess	$0	$0
Robert E. Connor***	$0	$0
Paul Belica	$0	$0
James A. Jacobson	$0	$0
William B. Ogden IV	$0	$0
R. Peter Sullivan	$0	$10,001–$50,000
Interested Trustee
John C. Maney	$0	$10,001–$50,000

*

The term “Family of Investment Companies” as used herein includes each Fund of the Trust and the following registered investment companies: each series of Allianz Funds, each series of PIMCO Funds, PIMCO Global Advisors (Ireland) Limited, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PIMCO Corporate Income Fund, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest and Premium Strategy Fund, Nicholas-Applegate International and Premium Strategy Fund, PIMCO Global StocksPLUS & Income Fund, Nicholas-Applegate Equity & Convertible Income

Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PCM Fund Inc., PIMCO Income Opportunity Fund, each series of Premier VIT, PIMCO Strategic Global Government Fund, Inc., each series of PIMCO Funds: Global Investors Series plc, each series of PIMCO Private Account Portfolio Series and each series of AGIMAT.

**	Independent Trustees” are those Trustees who are not “Interested Persons” (as defined in Section 2(a)(19) of the 1940 Act), and “Interested Trustees” are those Trustees who are “Interested Persons” of the Funds. Mr. Maney is an “Interested Person” of the Funds due to his affiliation with Allianz Global Investors of America L.P. and its affiliates.
***	Mr. Connor served as a Trustee of the Trust until his death on April 8, 2010.

To the Trust’s knowledge, the Independent Trustees and their immediate family members do not beneficially own any securities in an investment manager or principal underwriter of the Trust, or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment manager or principal underwriter of the Trust, as of December 31, 2009.

Trustees’ Compensation

Each of the Independent Trustees also serves as a trustee of PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund, PIMCO New York Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO California Municipal Income Fund II, PIMCO New York Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO California Municipal Income Fund III, PIMCO New York Municipal Income Fund III, Nicholas-Applegate Convertible & Income Fund, Nicholas-Applegate Convertible & Income Fund II, PIMCO Corporate Opportunity Fund, PIMCO High Income Fund, PIMCO Corporate Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II, NFJ Dividend, Interest & Premium Strategy Fund, Nicholas -Applegate International and Premium Strategy Fund, Nicholas-Applegate Equity & Convertible Income Fund, Nicholas-Applegate Global Equity & Convertible Income Fund, PIMCO Global StocksPLUS & Income Fund, PIMCO Income Opportunity Fund, PCM Fund, Inc. and PIMCO Strategic Global Government Fund, Inc., each a closed-end fund for which the Manager serves as investment manager and affiliates of the Manager serve as sub-adviser (together, the “Allianz Closed-End Funds”), as well as AGIMAT and Premier VIT (“Premier VIT”), each an open-end investment company with multiple series for which the Manager serves as investment manager and/or administrator and affiliates of the Manager serve as investment sub-adviser. As indicated above, certain of the officers of the Fund are affiliated with the Manager.

Each of the Allianz Closed-End Funds, AGIMAT, Premier VIT, and the Trust are expected to hold joint meetings of their Boards of Trustees whenever possible. Each Trustee, other than any Trustee who is a director, officer, partner or employee of the Manager or any entity controlling, controlled by or under common control with the Manager receives annual compensation of $250,000, which is payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. An Audit Oversight Committee Chairman annually receives an additional $50,000 annually, payable quarterly. Trustees will also be reimbursed for meeting-related expenses.

Each Trustee’s compensation and other costs in connection with joint meetings will be allocated among the Allianz Closed-End Funds, AGIMAT, Premier VIT and the Trust on the basis of fixed percentages as between each such group of funds. Trustee compensation and other costs will then be further allocated pro rata among the individual funds within each grouping (such as among the various series of the Trust) based on the complexity of issues relating to each such fund and relative time spent by the Trustees in addressing them, and on each such fund’s relative net assets.

Trustees do not currently receive any pension or retirement benefits from the Trust or the Fund Complex (see below).

The following table sets forth information regarding compensation for the most recent fiscal year (except as noted) received by those Trustees of the Trust who are not “interested persons” (as defined in the 1940 Act) of the Trust. (Trustees who are interested persons of the Trust and Officers of the Trust receive no compensation from the Trust).

Name of Person	Aggregate Compensation from Trust	Pension or Retirement Benefits Accrued as Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust and Fund Complex Paid to Trustees for Calendar Year-Ended December 31, 2009*
Paul Belica	$34,137	$0	$0	$300,000
Robert E. Connor**	27,006	0	0	250,000
James A. Jacobson***	0	0	0	11,005
Hans W. Kertess	38,673	0	0	325,000
William B. Ogden IV	27,006	0	0	250,000
R. Peter Sullivan	27,006	0	0	250,000
Diana Taylor****	27,006	0	0	168,750

*	Each Trustee served as Trustee or director of several closed-end and/or open-end investment companies advised by the Manager. Messrs. Belica, Connor, Kertess, Ogden and Sullivan served as Trustee or director of 41 such investment companies and Ms. Taylor served as Trustee or director of 37 such investment companies. These investment companies are considered to be in the same Fund Complex as the Trust.
**	Mr. Connor served as a Trustee of the Trust until his death on April 8, 2010.
***	Elected to the Board of Trustees on December 14, 2009.
****	Ms. Taylor resigned from her position as Trustee effective September 10, 2009.

As disclosed in the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares”, each Fund may sell its Class A shares at net asset value without a sales charge to certain categories of investors, including current or retired officers, trustees, directors or employees of either the Trust, Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, and certain other affiliates of Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons. The Trust believes that this arrangement encourages affiliated persons of the Funds to invest in the Funds, which further aligns the interests of the Funds and those persons affiliated with them.

Proxy Voting Policies

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities have been included as Appendix C. Summary descriptions of the proxy voting policies and procedures of Allianz Global Fund Management and the Sub-Advisers are also included in Appendix C. Information regarding how the Trust voted proxies relating to securities held by the Funds during the most recent twelve-month period is available, without charge, upon request by calling 1-800-426-0107 (retail classes) or 1-800-498-5413 (Class P, Institutional and Administrative classes) and on the Securities and Exchange Commission’s website, www.sec.gov and on the Allianz Global Investors website, www.allianzinvestors.com.

Investment Manager

Allianz Global Investors Fund Management LLC (“Allianz Global Fund Management” or the “Adviser”) serves as investment manager to each of the Funds pursuant to an investment management agreement (“Management Agreement”) between Allianz Global Fund Management and the Trust. The Manager is a wholly-owned indirect subsidiary of Allianz Global Investors of America L.P. (“Allianz”). Allianz was organized as a limited partnership under Delaware law in 1987. Allianz’s sole general partner is Allianz Global Investors of America LLC. Allianz Global Investors of America LLC has two members, Allianz of America, Inc. (“Allianz of America”), a Delaware corporation that owns a 99.9% non-managing interest, and Allianz Global Investors of America Holdings Inc., a Delaware corporation that owns a 0.01% managing interest. Allianz of America is a wholly-owned subsidiary of Allianz SE. Allianz Global Investors of America Holdings Inc. is a wholly-owned subsidiary of Allianz Global Investors Aktiengesellschaft, which is an indirect subsidiary of Allianz SE. Allianz SE indirectly holds a controlling interest in Allianz. Allianz SE is a European-based, multinational insurance and financial services holding company. The address for Allianz Global Investors U.S. Holding LLC, Allianz Global Investors of America LLC and Allianz Global Investors of America Holding Inc. is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. The address for Allianz Global Investors Aktiengesellschaft is Nymphenburger Strasse 112-116, 80636 Munich, Germany. Allianz SE’s address is Koeniginstrasse 28, D-80802, Munich, Germany. Allianz’s address is 680 Newport Center Drive, Suite 250, Newport Beach, California 92660.

The general partner of Allianz has substantially delegated its management and control of Allianz to an Executive Committee.

The Manager is located at 1345 Avenue of the Americas, New York, NY 10105. The Manager and its investment management affiliates had approximately $1.14 trillion of assets under management as of March 31, 2010.

As of the date of this Statement of Additional Information, no shareholder holding 5% or more of the share capital was reported to Allianz SE. Certain broker-dealers that might be controlled by or affiliated with entities owned by the Manager and its affiliates, either directly or indirectly, may be considered to be affiliated persons of the Manager and its affiliates. (Broker-dealer affiliates of such significant institutional shareholders are sometimes referred to herein as “Affiliated Brokers”). Absent an SEC exemption or other regulatory relief, the Funds are generally precluded from effecting principal transactions with the Affiliated Brokers, and their ability to purchase securities being underwritten by an Affiliated Broker or a syndicate including an Affiliated Broker is subject to restrictions. Similarly, a Fund’s ability to utilize the Affiliated Brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act.

Management Agreement

The Manager, subject to the supervision of the Board of Trustees, is responsible for providing advice and guidance with respect to the Funds and for managing, either directly or through others selected by the Manager, the investments of the Funds. The Manager also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund. As more fully discussed below, the Manager has engaged various affiliates and non-affiliates to serve as Sub-Advisers. If a Sub-Adviser ceases to manage the portfolio of a Fund, the Manager will either assume full responsibility for the management of that Fund, or retain a new sub-adviser subject to the approval of the Trustees and, if required, the Fund’s shareholders.

Under the terms of the Management Agreement, the Manager is obligated to manage the Fund in accordance with applicable laws and regulations. The investment management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement. The Manager is free to, and does, render investment management services to others.

The Management Agreement will continue in effect with respect to a Fund for two years from its effective date, and thereafter on a yearly basis, provided such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Fund, or by the Board of Trustees, and (ii) by a majority of the Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Management Agreement. The Management Agreement may be terminated without penalty by vote of the Trustees or the vote of a majority of the outstanding voting shares of the Trust (or with respect to a particular Fund, by the vote of a majority of the outstanding voting shares of such Fund), or by the Manager, on 60 days’ written notice to the other party, and will terminate automatically in the event of its assignment.

The Management Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The Manager currently receives a monthly investment management fee from each Fund at the following annual rates (based on the average daily net assets of the particular Funds):

Fund	Management Fee Rate
NACM Convertible Fund	0.57%
NACM Global Equity 130/30 Fund	1.10%
NACM High Yield Bond Fund	0.48%
NACM International Growth Fund	0.85%
NACM International Growth Opportunities Fund	1.00%
NACM Emerging Growth Fund	0.90%
NACM Small to Mid Cap Growth Fund	0.80%
NACM Micro Cap Fund	1.25%
NACM Ultra Micro Cap Fund	1.50%
NFJ Global Dividend Value Fund	0.85%
RCM All Horizons Fund	0.95%
RCM China Equity Fund	1.10%
RCM Disciplined Equity Fund	0.70%
RCM Global EcoTrendsSM Fund	1.00%
RCM Global Water Fund	0.95%
RCM International Opportunities Fund	0.85%
Allianz Global Investors Solutions Retirement Income Fund	0.75%
Allianz Global Investors Solutions Core Allocation Fund	0.85%
Allianz Global Investors Solutions Growth Allocation Fund	0.85%
Allianz Global Investors Solutions 2015 Fund	0.80%
Allianz Global Investors Solutions 2020 Fund	0.80%
Allianz Global Investors Solutions 2030 Fund	0.85%
Allianz Global Investors Solutions 2040 Fund	0.85%
Allianz Global Investors Solutions 2050 Fund	0.85%

Management Fee Waiver

Pursuant to a Management Fee Waiver Agreement, the Manager has agreed to waive a portion of its fee with respect to investments by the Allianz Global Investors Solutions Funds in Underlying Funds to the extent it exceeds 0.15% of the portion of Fund assets attributable to investments in Underlying Funds. Similarly, the Manager has agreed to waive, through at least March 31, 2011, an additional portion of its fee with respect to investments by the Allianz Global Investors Solutions Funds in Other Acquired Funds to the extent it exceeds 0.15% of the portion of Fund assets attributable to investments in Other Acquired Funds. Notwithstanding the foregoing, the Manager will continue to receive its full fee on assets invested by the Allianz Global Investors Solutions Funds directly in investments other than Underlying Funds or Other Acquired Funds.

Expense Limitation Agreements

With respect to each Fund other than the Allianz Global Investors Solutions Core Allocation Fund, the Manager has contractually agreed until March 31, 2011 (June 30, 2011 for the RCM China Equity Fund) to irrevocably waive its Management Fee or reimburse the Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses, but excluding interest, tax and extraordinary expenses, and certain credits and other expenses (and also excluding Trustees’ expenses for the NACM Convertible, NACM Emerging Growth, NACM High Yield Bond, NACM International Growth Opportunities, NACM Small to Mid Cap Growth, NACM Micro Cap and NACM Ultra Micro Funds and Institutional Class shares of the NACM International Growth Fund), exceed the amount specified for each share class of each Fund, in their respective Prospectuses within the applicable Fund’s “Annual Fund Operating Expenses” table in the Fund’s Fund Summary, as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.

With respect to the Allianz Global Investors Solutions Core Allocation Fund only, the Manager has agreed, for the Allianz Global Investors Solutions Core Allocation Fund’s fiscal year ending March 31, 2011, to waive its Management Fee or reimburse the Allianz Global Investors Solutions Core Allocation Fund, to the extent that Total Annual Fund Operating Expenses (after the application of the additional fee waiver described above) including payment of organizational expenses and Acquired Fund Fees and Expenses, but excluding interest, tax, and extraordinary expenses and certain credits and other expenses, exceed the amount specified for each share class of the Fund, in its respective Prospectuses within the “Annual Fund Operating Expenses” table in the Fund’s Fund Summary, as a percentage of average net assets. Under the Expense Limitation Agreement, the Manager may recoup waived or reimbursed amounts for three years, provided total expenses, including such recoupment, do not exceed the annual expense limit. The Expense Limitation Agreement will renew for additional one-year periods unless terminated by the Board of Trustees of the Trust.

The following table sets forth the amount of the management fee paid by the Trust to the Manager for the last three fiscal years. Certain of the Funds are newly formed, and the Trust did not pay any management fee amounts to the Manager during the periods noted for such Funds.

Fund	Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/07
NACM Convertible Fund(1)	N/A	N/A	N/A
NACM Global Equity 130/30 Fund(2)	$38,144	$17,317	N/A
NACM High Yield Bond Fund(3)	N/A	N/A	N/A
NACM International Growth Fund(4)	55,879	68,775	N/A
NACM International Growth Opportunities Fund(5)	N/A	N/A	N/A
NACM Emerging Growth Fund(6)	N/A	N/A	N/A
NACM Small to Mid Cap Growth Fund(7)	N/A	N/A	N/A
NACM Micro Cap Fund(8)	N/A	N/A	N/A
NACM Ultra Micro Cap Fund(9)	N/A	N/A	N/A
NFJ Global Dividend Value Fund(10)	10,441	N/A	N/A
RCM All Horizons Fund	14,038	6,126	N/A
RCM China Equity Fund	N/A	N/A	N/A
RCM Disciplined Equity Fund	54,282	7,506	N/A
RCM Global EcoTrendsSM Fund(11)	929,676	1,598,076	N/A
RCM Global Water Fund	472,549	407,011	N/A
RCM International Opportunities Fund	57,479	10,588	N/A
Allianz Global Investors Solutions Retirement Income Fund	23,282	N/A	N/A
Allianz Global Investors Solutions Core Allocation Fund(12)	687,223	N/A	N/A
Allianz Global Investors Solutions Growth Allocation Fund	18,542	N/A	N/A
Allianz Global Investors Solutions 2015 Fund	25,498	N/A	N/A
Allianz Global Investors Solutions 2020 Fund	24,255	N/A	N/A
Allianz Global Investors Solutions 2030 Fund	27,071	N/A	N/A
Allianz Global Investors Solutions 2040 Fund	26,641	N/A	N/A
Allianz Global Investors Solutions 2050 Fund	26,611	N/A	N/A
TOTAL	$2,491,611	$2,115,399	N/A

(1)	The Nicholas-Applegate U.S. Convertible Fund, the NACM Convertible Fund’s predecessor fund, paid its investment adviser Nicholas-Applegate Capital Management LLC: (a) $342,730 in advisory fees for its fiscal year ended March 31, 2007, (b) $1,107,212 in advisory fees for its fiscal year ended March 31, 2008 and (c) $1,584,723 in advisory fees for its fiscal year ended March 31, 2009.
(2)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.

(3)	The Nicholas-Applegate U.S. High Yield Bond Fund, the NACM High Yield Bond Fund’s predecessor fund, paid its investment adviser Nicholas-Applegate Capital Management LLC: (a) $424,810 in advisory fees for its fiscal year ended March 31, 2007, (b) $274,242 in advisory fees for its fiscal year ended March 31, 2008 and (c) $190,608 in advisory fees for its fiscal year ended March 31, 2009.
(4)	The Nicholas-Applegate International Growth Fund, the NACM International Growth Fund’s predecessor fund, paid its investment adviser Nicholas-Applegate Capital Management LLC: (a) $472,326 in advisory fees for its fiscal year ended March 31, 2007, (b) $194,196 in advisory fees for its fiscal year ended March 31, 2008 and (c) $109,085 in advisory fees for its fiscal year ended March 31, 2009.
(5)	The Nicholas-Applegate International Growth Opportunities Fund, the NACM International Growth Opportunities Fund’s predecessor fund, paid its investment adviser Nicholas-Applegate Capital Management LLC: (a) $1,444,968 in advisory fees for its fiscal year ended March 31, 2007, (b) $1,410,596 in advisory fees for its fiscal year ended March 31, 2008 and (c) $658,634 in advisory fees for its fiscal year ended March 31, 2009.
(6)	The Nicholas-Applegate U.S. Emerging Growth Fund, the NACM Emerging Growth Fund’s predecessor fund, paid its investment adviser Nicholas-Applegate Capital Management LLC: (a) $76,975 in advisory fees for its fiscal year ended March 31, 2007, (b) $88,469 in advisory fees for its fiscal year ended March 31, 2008 and (c) $74,251 in advisory fees for its fiscal year ended March 31, 2009.
(7)	The Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, the NACM Small to Mid Cap Growth Fund’s predecessor fund, paid its investment adviser Nicholas-Applegate Capital Management LLC: (a) $0 in advisory fees for its fiscal year ended March 31, 2007, (b) $18,030 in advisory fees for its fiscal year ended March 31, 2008 and (c) $21,049 in advisory fees for its fiscal year ended March 31, 2009.
(8)	The Nicholas-Applegate U.S. Micro Cap Fund, the NACM Micro Cap Fund’s predecessor fund, paid its investment adviser Nicholas-Applegate Capital Management LLC: (a) $838,846 in advisory fees for its fiscal year ended March 31, 2007, (b) $821,379 in advisory fees for its fiscal year ended March 31, 2008 and (c) $540,350 in advisory fees for its fiscal year ended March 31, 2009.
(9)	The Nicholas-Applegate U.S. Ultra Micro Cap Fund, the NACM Ultra Micro Cap Fund’s predecessor fund, paid its investment adviser Nicholas-Applegate Capital Management LLC: (a) $0 in advisory fees for its fiscal year ended March 31, 2007, (b) $2,059 in advisory fees for its fiscal year ended March 31, 2008 and (c) $19,902 in advisory fees for its fiscal year ended March 31, 2009.
(10)	The NFJ Global Dividend Value Fund paid the Manager $10,441 in advisory fees for the period from its commencement of operations on June 26, 2009 to the end of its initial fiscal year on November 30, 2009.
(11)

The RCM Global EcoTrendsSM Fund’s predecessor fund paid the Manager $952,292 in advisory fees for the period from its commencement of operations on January 31, 2007 to the end of its initial fiscal year on November 30, 2007.

(12)	The Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, paid the Manager $0 in advisory fees for its fiscal year ended June 30, 2008 and $0 for the fiscal year ended June 30, 2007. In addition, the Allianz Global Investors Multi-Style Fund paid the Manager $1,212,880 in administrative fees for its fiscal year ended June 30, 2008 and $1,234,521 for the fiscal year ended June 30, 2007.

Additional Information about Services Provided by Allianz Global Fund Management

As noted above, Allianz Global Fund Management serves as investment manager to the Trust pursuant to the Management Agreement. Allianz Fund Management, subject to the supervision of the Board of Trustees, is responsible for managing the investments of the Funds either directly or through others selected by the Manager.

In addition, Allianz Global Fund Management: (a) recommends and, subject to the approval of the Board of Trustees, approves the funds to be offered by the Trust; (b) subject to the approval of the Board of Trustees and, as applicable, Fund shareholders, selects Sub-Advisers to manage the management of the Funds’ portfolios; (c) monitors, directly, and with the assistance of third parties, the activities of such Sub-Advisers and evaluates the Sub-Advisers’ performance; and (d) supervises Fund compliance, as discussed more fully below. Allianz Fund Management also furnishes to the Board of Trustees periodic reports on the investment performance of each Fund and such other matters as the Trustees may request.

Some of the objectives of Allianz Global Fund Management’s compliance program are to:

•	Continually work to enhance the compliance programs of all Allianz Global Investors of America L.P. subsidiaries;

•	Assess the existing local compliance plans in relation to current business practices from a risk-based perspective and work with local compliance to resolve major issues or gaps; and

•	Provide for the documentation of policies and procedures, with emphasis on incorporating industry best practices.

In its capacity as Manager, in addition to its investment advisory services, Allianz Global Fund Management provides administrative services to the Funds pursuant to the Management Agreement. Such services include shareholder servicing, accounting, bookkeeping, internal audit services and certain other services required by the Funds, and preparation of reports to Funds’ shareholders and regulatory filings. Relatedly, as discussed above, the Manager (in some cases, together with its affiliates or third parties) provides certain other services, including compliance related services such as market timing monitoring and review of regulatory filings, management and coordination of activities of third-party service providers to the Funds such as transfer agency and custodian, maintenance and support services to intermediaries such as broker-dealers and retirement plan administrators, and researching and responding to customer complaints and inquiries and regulatory inquiries.

The table below contains the business histories of the members of the Management Board of Allianz Global Fund Management. In addition to the individuals contained in the chart below, E. Blake Moore, Jr. and John C. Maney are also members of the Management Board. Information relating to Messrs. Moore and Maney is contained above in “Management of the Trust—Trustees and Officers.”

Name	Position with Allianz Global Fund Management	Recent Professional Experience
Marna C. Whittington	Management Board	Ms. Whittington has been a member of the Management Board since June 2004. Ms. Whittington is also Chief Executive Officer of Nicholas-Applegate Capital Management LLC, a registered investment adviser affiliated with Allianz Global Investors Fund Management LLC. She also serves as Chief Executive Officer of Allianz Global Investors Capital LLC, a registered investment adviser. Ms. Whittington joined Nicholas-Applegate Capital Management in 2001. Ms. Whittington has over 20 years prior management experience, previously with Morgan Stanley Asset Management, as a Managing Director and Chief Operating Officer (from 1996 to 2001) and Miller, Anderson & Sherrerd, as a Managing Partner (from 1992 to 1996). Ms. Whittington received a Ph.D. and M.S. from the University of Pittsburgh and B.A. from the University of Delaware. Ms. Whittington holds NASD Series 3, 6, 63 and 26.

Barbara R. Claussen	Management Board	Ms. Claussen has been a member of the Management Board since January 2007. Ms. Claussen is Chief Operating Officer at NFJ which is a registered investment adviser affiliated with Allianz Global Investors Fund Management LLC. Ms. Claussen has more than 25 years of experience in the investment business. She joined NFJ in 1989 and served as its head equity trader for approximately 17 years. In 2005, she was promoted to Chief Operating Officer at NFJ. Prior to joining NFJ in 1989, she worked for NationsBank where she spent 9 years in trading. She holds a B.S. from the University of Wisconsin-Strout.

Udo Frank	Management Board	Chief Executive Officer, RCM and Executive Committee Member, Allianz Global Investors. Board Member of Allianz Global Investors U.S. Retail LLC. Formerly, Chief Executive Officer of Allianz Global Investors Capital LLC, formerly known as Allianz Global Investors U.S. Equities LLC (2001-2002).

Sub-Advisory and Portfolio Management Agreements

The Manager employs Sub-Advisers to provide investment advisory services to each Fund pursuant to sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Manager and the particular Sub-Adviser. The Manager currently has nine investment management affiliates that are also indirect subsidiaries of Allianz, three of which, Allianz Global Investors Solutions LLC (“AGI Solutions”), NFJ Investment Group LLC (“NFJ”) and Nicholas-Applegate Capital Management LLC (“NACM”), manage one or more of the Funds. In addition, RCM Capital Management LLC (“RCM”), a subsidiary of Allianz SE and an affiliate of the Manager, manages certain of the Funds.

AGI Solutions

Pursuant to a Sub-Advisory Agreement between the Manager and AGI Solutions (the “AGI Solutions Sub-Advisory Agreement”), AGI Solutions is the Sub-Adviser and provides investment advisory services to the Allianz Global Investors Solutions Funds. Pursuant to the terms of the AGI Solutions Sub-Advisory Agreement, AGI Solutions is responsible for managing, either directly or through others selected by it, the investment of the Allianz Global Investors Solutions Funds’ assets, subject to the general oversight and supervision of the Manager and the Board of trustees. For the services provided, the Manager (not the Trust) pays AGI Solutions a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): for each of the Allianz Global Investors Solutions Funds, 0.15% with respect to Fund assets invested in other Funds of the Trust and other investment companies or series thereof, and 0.60% with respect to assets invested directly in securities and other instruments.

AGI Solutions is an investment management firm organized as a Delaware limited liability company and is an indirect wholly-owned subsidiary of Allianz. AGI Solutions is located at 600 West Broadway, San Diego, California 92101. AGI Solutions was organized in 2008 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible or exercisable for publicly traded equity securities, with the goal of capital appreciation.

NACM

Pursuant to a Sub-Advisory Agreement between the Manager and NACM (the “NACM Sub-Advisory Agreement”), NACM is the Sub-Adviser and provides investment advisory services to the

NACM Convertible, the NACM High Yield Bond, the NACM International Growth, the NACM International Growth Opportunities, the NACM Emerging Growth, the NACM Small to Mid Cap Growth, the NACM Micro Cap and the NACM Ultra Micro Cap Funds (the “NACM Managed Funds”). Pursuant to the terms of the NACM Sub-Advisory Agreement, NACM is responsible for managing, either directly or through others selected by it, the investment of the NACM Managed Funds’ assets, subject to the general oversight and supervision of the Manager and the Board of trustees. For the services provided, the Manager (not the Trust) pays NACM a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.37% for the NACM Convertible Fund, 0.31% for the NACM High Yield Bond Fund, 0.50% for the NACM International Growth Fund, 0.65% for the NACM International Growth Opportunities Fund, 0.59% for the NACM Emerging Growth Fund, 0.52% for the NACM Small to Mid Cap Growth Fund, 0.81% for the NACM Micro Cap Fund and 0.98% for the NACM Ultra Micro Cap Fund.

NACM is an investment management firm organized as a Delaware limited liability company (formerly Nicholas-Applegate Capital Management, a California limited partnership) and is an indirect wholly-owned subsidiary of Allianz Global Investors Capital LLC (“AGI Capital”), which, in turn, is wholly owned by Allianz. AGI Capital and NACM are both located at 600 West Broadway, San Diego, California 92101. NACM was organized in 1984 to manage discretionary accounts investing primarily in publicly traded equity securities and securities convertible or exercisable for publicly traded equity securities, with the goal of capital appreciation. Accounts managed by NACM had combined assets, as of March 31, 2010, of approximately $9.92 billion.

NFJ

Pursuant to a Sub-Advisory Agreement between the Manager and NFJ (the “NFJ Sub-Advisory Agreement”), NFJ serves as the Sub-Adviser and provides investment advisory services to the NFJ Global Dividend Value Fund. Pursuant to the terms of the NFJ Sub-Advisory Agreement, NFJ is responsible for managing, either directly or through others selected by it, the investment of the NFJ Global Dividend Value Fund’s assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. For the services provided, the Manager (not the Trust) pays NFJ a monthly fee for the NFJ Global Dividend Value Fund at the annual rate (based on the average daily net assets of the NFJ Global Dividend Value Fund) of 0.50%.

NFJ is an investment management firm organized as a Delaware limited liability company and is an indirect wholly-owned subsidiary of AGI Capital, which, in turn, is wholly owned by Allianz. NFJ is the successor investment adviser to NFJ Investment Group, Inc., which commenced operations in 1989. NFJ has two partners: AGI Capital as the limited partner, and NFJ Management Inc. as the general partner. NFJ is located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. AGI Capital is located at 680 Newport Center Drive, Suite 250, Newport Beach, California 92660. NFJ provides investment management services to institutional accounts. Accounts managed and advised by NFJ (including both discretionary and non-discretionary accounts) had combined assets, as of March 31, 2010, of approximately $30.92 billion.

RCM, AGIA and RCM AP

Pursuant to a Sub-Advisory Agreement between the Manager and RCM (the “RCM Sub-Advisory Agreement”), RCM provides investment services to the RCM All Horizons, RCM China Equity, RCM Disciplined Equity, RCM Global EcoTrendsSM, RCM Global Water and RCM International Opportunities Funds (the “RCM Managed Funds”). RCM has, in turn, delegated responsibility for the day-to-day portfolio management of the RCM All Horizons Fund, the RCM Global EcoTrendsSM Fund, the RCM Global Water Fund and the RCM International Opportunities Fund (collectively, the “AGIA Managed Funds”) to its affiliate, Allianz Global Investors Advisory GmbH (“AGIA”) (RCM and AGIA being referred to, collectively, with respect to each such Fund as the “Sub-Adviser”). RCM has delegated responsibility for the day-to-day portfolio management of the RCM China Equity Fund to RCM Asia Pacific Limited (“RCM AP”) (RCM and RCM AP being referred to, collectively, with respect to such Fund as the “Sub-Adviser”).

AGIA serves as portfolio manager for the AGIA Managed Funds pursuant to a separate portfolio management agreement (the “AGIA Portfolio Management Agreement”) between RCM and AGIA. RCM AP serves as portfolio manager for the RCM China Equity Fund pursuant to a separate portfolio management agreement (the “RCM AP Portfolio Management Agreement”). Pursuant to the terms of the RCM Sub-Advisory Agreement, RCM is responsible for managing, either directly or through others selected by it, the investment of the RCM Managed Funds’ assets, subject to the general oversight and supervision of the Manager and the Board of Trustees. Pursuant to the terms of the AGIA Portfolio Management Agreement with RCM, AGIA has full investment discretion and makes all determinations with respect to the investment of the assets of each AGIA Managed Fund, subject to the general supervision of RCM, the Manager and the Board of Trustees. Pursuant to the terms of the RCM AP Portfolio Management Agreement with RCM,

RCM AP has full investment discretion and makes all determinations with respect to the investment of the assets of the RCM China Equity Fund, subject to the general supervision of RCM, the Manager and the Board of Trustees.

For the services provided pursuant to the RCM Sub-Advisory Agreement, the Manager (and not the Trust) pays RCM a monthly fee for each Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.60% for the RCM All Horizons Fund, 0.785% for the RCM China Equity Fund, 0.40% for the RCM Disciplined Equity Fund, 0.54% for the RCM Global EcoTrendsSM Fund, 0.54% for the RCM Global Water Fund and 0.50% for the RCM International Opportunities Fund. For the services provided pursuant to the AGIA Portfolio Management Agreement, RCM (and not the Trust or the Manager) pays AGIA a monthly portfolio management fee, for each AGIA Managed Fund at the following annual rates (based on the average daily net assets of the particular Fund): 0.47% for the RCM All Horizons Fund, 0.43% for the RCM Global EcoTrendsSM Fund, 0.43% for the RCM Global Water Fund and 0.40% for the RCM International Opportunities Fund. For the services provided pursuant to the RCM AP Portfolio Management Agreement, RCM (and not the Trust or the Manager) pays RCM AP a monthly portfolio management fee for the RCM China Equity Fund at the annual rate (based on the average daily net assets of the Fund) of 0.758%.

RCM is an investment management firm organized as a Delaware limited liability company. RCM is wholly-owned by Allianz Global Investors Aktiengesellschaft, which is a wholly-owned subsidiary of Allianz SE. RCM is the successor investment adviser to Rosenberg Capital Management, which commenced operations in 1970. RCM provides advisory services to mutual funds and institutional accounts. RCM is located at 555 Mission Street, Suite 1700, San Francisco, California 94105. Accounts managed by RCM had combined assets, as of March 31, 2010, of approximately $18.67 billion.

AGIA is wholly owned by Allianz Global Investors Aktiengesellschaft, which is a wholly-owned subsidiary of Allianz SE. AGIA is located at Mainzer Landstrasse 11-13, Frankfurt am Main, Germany 60329. AGIA was established in 1990, and provides advisory services to high net worth clients and pooled products. Although AGIA has been registered as an investment management company in Germany since 1990, it has only recently registered in October 2006 as an investment adviser in the United States.

RCM APs principal place of business is 21/F, Cheung Kong Center, 2 Queens Road Central, Hong Kong. RCM AP, an indirect wholly-owned subsidiary of Allianz SE, is an SEC-registered investment advisory firm, which has been in business since 1984, either directly or through its predecessors. As of March 31, 2010, RCM AP managed approximately $12.32 billion.

The following table sets forth the amount of portfolio management fees paid by the Manager to the applicable Sub-Adviser for each of the Funds for the last three fiscal years. Because certain of the Funds are newly formed, the Manager did not pay any sub-advisory fee amounts to Sub-Advisers during the periods noted for such Funds.

Fund	Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/07
NACM Convertible Fund	N/A	N/A	N/A
NACM Global Equity 130/30 Fund(1)	$24,273	$11,012	N/A
NACM High Yield Bond Fund	N/A	N/A	N/A
NACM International Growth Fund	26,772	N/A	N/A
NACM International Growth Opportunities Fund	N/A	N/A	N/A
NACM Emerging Growth Fund	N/A	N/A	N/A
NACM Small to Mid Cap Growth Fund	N/A	N/A	N/A
NACM Micro Cap Fund	N/A	N/A	N/A
NACM Ultra Micro Cap Fund	N/A	N/A	N/A
NFJ Global Dividend Value Fund	6,142	N/A	N/A
RCM All Horizons Fund	8,866	3,869	N/A
RCM China Equity Fund	N/A	N/A	N/A
RCM Disciplined Equity Fund	31,019	4,289	N/A
RCM Global EcoTrendsSM Fund(2)	502,025	151,700	N/A
RCM Global Water Fund	268,607	231,353	N/A
RCM International Opportunities Fund	33,811	6,229	N/A
Allianz Global Investors Solutions Retirement Income Fund	4,656	N/A	N/A
Allianz Global Investors Solutions Core Allocation Fund(3)	163,711	N/A	N/A
Allianz Global Investors Solutions Growth Allocation Fund	3,272	N/A	N/A
Allianz Global Investors Solutions 2015 Fund	4,781	N/A	N/A
Allianz Global Investors Solutions 2020 Fund	4,548	N/A	N/A
Allianz Global Investors Solutions 2030 Fund	4,777	N/A	N/A
Allianz Global Investors Solutions 2040 Fund	4,701	N/A	N/A
Allianz Global Investors Solutions 2050 Fund	4,696	N/A	N/A
TOTAL	$1,096,658	$408,452	N/A

(1)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.
(2)

The manager of the RCM Global EcoTrendsSM Fund’s predecessor fund paid $514,238 in sub-advisory fees relating to the RCM Global EcoTrendsSM Fund’s predecessor fund for the period from its commencement of operations on January 31, 2007 to the end of its initial fiscal year on November 30, 2007 and paid $711,261 in sub-advisory fees relating to the RCM Global EcoTrendsSM Fund’s predecessor fund for the period from December 1, 2007 to August 29, 2008 after which point the RCM Global EcoTrendsSM Fund’s predecessor fund was reorganized into the Trust.

(3)	The manager of the Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, paid $0 in portfolio management fees for its fiscal year ended June 30, 2008, $0 for the fiscal year ended June 30, 2007 and $0 for the fiscal year ended June 30, 2006.

The following table sets forth the amount of portfolio management fees paid by RCM to AGIA for the last three fiscal years. Because the RCM China Equity Fund is newly formed, RCM has not yet paid any portfolio management fee amounts to RCM AP.

Fund	Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/07
RCM All Horizons Fund	$7,004	$3,056	N/A
RCM Global EcoTrendsSM Fund(1)	396,600	119,842	N/A
RCM Global Water Fund	212,199	182,769	N/A
RCM International Opportunities Fund	26,711	4,921	N/A
TOTAL	$642,514	$310,588	N/A

(1)

The sub-adviser of the RCM Global EcoTrendsSM Fund’s predecessor fund paid $406,248 in portfolio management fees relating to the RCM Global EcoTrendsSM Fund’s predecessor fund for the period from its commencement of operations on January 31, 2007 to the end of its initial fiscal year on November 30, 2007 and paid $561,897 in portfolio management fees relating to the RCM Global EcoTrendsSM Fund’s predecessor fund for the period from December 1, 2007 to August 29, 2008 after which point the RCM Global EcoTrendsSM Fund’s predecessor fund was reorganized into the Trust.

Portfolio Manager Compensation, Other Accounts Managed and Conflicts of Interest

AGI Solutions

Compensation

The following explains the compensation structure of each individual (as listed in the Prospectuses) who shares primary responsibility for day-to-day portfolio management of the Funds.

Base salary. Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by AGI Solutions.

Annual bonus and profit sharing opportunity. Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she manages, including each Fund, as well as the performance of the individual’s portfolio management team and the overall success of the firm. Investment professionals are awarded bonuses based primarily on product performance, weighted appropriately between short and long-term performance of their portfolios versus relevant benchmarks and peers. Investment professionals may also be eligible to participate in long-term incentive plans that are based on the longer-term performance of the firm and other metrics.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager, as of December 31, 2009.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Paul Pietranico	0	0	4	760.7	0	0
Stephen Sexauer	0	0	4	760.7	0	0

The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Paul Pietranico	0	0	0	0	0	0
Stephen Sexauer	0	0	0	0	0	0

Potential Conflicts of Interest

Although the AGIS Funds utilize a primarily fund-of-funds strategy, from time to time, potential conflicts of interest may arise between the portfolio managers’ management of the investments of the Funds, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as a Fund, track the same index as a Fund tracks or otherwise hold, purchase or sell securities that are eligible to be held, purchased or sold by a Fund. The other accounts might also have different investment objectives or strategies than a Fund.

AGIS has adopted compliance policies and procedures that address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance, may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

When AGIS considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, AGIS traders, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account. AGIS considers many factors when allocating securities among accounts, including the account’s investment style, applicable investment restrictions, availability of securities, available cash and other current holdings. AGIS attempts to allocate investment opportunities among accounts in a fair and equitable manner. However, accounts are not assured of participating equally or at all in particular investment allocations due to such factors as noted above.

Another potential conflict of interest may arise from the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are subject to suitability for the particular account involved. Thus, a particular security may not be bought or sold for certain accounts even though it was bought or sold for other accounts at the same time.

The AGIS Funds’ portfolio managers may also face other potential conflicts of interest in managing the Funds, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, the portfolio managers may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. AGIS investment personnel, including the Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to the AGIS Code of Ethics, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Fund.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages. Except as noted below, the information is as of December 31, 2009.

Dollar Range of Equity Securities
Allianz Global Investors Solutions Retirement Income Fund
Paul Pietranico	None
Stephen Sexauer	None
Allianz Global Investors Solutions Core Allocation Fund
Paul Pietranico	None
Stephen Sexauer	None
Allianz Global Investors Solutions Growth Allocation Fund
Paul Pietranico	$50,001–$100,000
Stephen Sexauer	None

Dollar Range of Equity Securities
Allianz Global Investors Solutions 2015 Fund
Paul Pietranico	None
Stephen Sexauer	None
Allianz Global Investors Solutions 2020 Fund
Paul Pietranico	None
Stephen Sexauer	Over $100,000
Allianz Global Investors Solutions 2030 Fund
Paul Pietranico	Over $100,000
Stephen Sexauer	None
Allianz Global Investors Solutions 2040 Fund
Paul Pietranico	None
Stephen Sexauer	None
Allianz Global Investors Solutions 2050 Fund
Paul Pietranico	None
Stephen Sexauer	$50,001–$100,000

RCM, AGIA and RCM AP

The following summarizes the structure of and methods used to determine the compensation of each individual (as listed in the Prospectuses) who shares primary responsibility for the day-to-day portfolio management of each Fund:

Compensation

Base salary. Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities.

Annual Incentive Compensation. Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she manages, including each Fund, as well as the performance of the individual’s portfolio management team and the overall success of the firm. Any bonus is subject to an increase or decrease at year-end based on firm profitability and individual performance. The individual performance criterion is derived from a calculation using both quantitative and qualitative factors. Approximately 70% of the individual’s performance rating is quantitative, based on the pre-tax investment performance of the accounts managed by both the team and the individual. The quantitative rating is calculated based on performance relative to certain benchmarks, which may include the relevant RCM Fund’s benchmark and the performance of an appropriate peer group (either the relevant RCM Fund’s Lipper or institutional peer group). Performance is calculated over one and three year trailing periods. The remaining 30% of the rating is based on a qualitative review of the individual’s performance against prior established objectives. Part of an individual’s incentive compensation is paid in cash. The remainder of the incentive compensation consists of a long term incentive plan participation interest that vests over three years, the value of which is based largely on the economic performance of RCM over the vesting period.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Trust that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager, as of December 31, 2009 (as of March 31, 2010 for the RCM China Equity Fund).

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Paul Schofield	3	176	5	127	1	2
Lucy MacDonald	6	1,495	24	5,299	0	0
Seung H. Minn, CFA	7	3,296	7	475	0	0
Andreas Fruschki	0	0	1	16	0	0

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Matthew Bowyer	0	0	5	741	1	15
Christina Chung	8	1,880.3	8	1,219.1	0	0
Richard Wu	1	0	5	0	0	0
Vipin Ahuja*	0	0	0	0	0	0

*	Data as of June 1, 2010.

The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
Paul Schofield	0	0	1	24	0	0
Lucy MacDonald	0	0	0	0	0	0
Seung H. Minn, CFA	0	0	0	0	0	0
Andreas Fruschki	0	0	0	0	0	0
Matthew Bowyer	0	0	0	0	0	0
Christina Chung	0	0	0	0	0	0
Richard Wu	0	0	0	0	0	0
Vipin Ahuja*	0	0	0	0	0	0

*	Data as of June 1, 2010.

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for the Funds may face certain potential conflicts of interest in connection with managing both the Funds and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which RCM, AGIA and RCM AP believe are faced by investment professionals at most major financial firms. RCM, AGIA, RCM AP, the Manager and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different management fee rates and/or fee structures, including accounts that pay management fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the Sub-Adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one of the Sub-Adviser’s accounts sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Sub-Adviser, the Manager and the Board of Trustees have adopted compliance procedures that provide that any transaction between the Funds and another Manager-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for a Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and the Sub-Adviser’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services.”

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. The Sub-Adviser’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to codes of ethics adopted by the Sub-Adviser, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages, as of December 31, 2009 (as of March 31, 2010 for the RCM China Equity Fund).

Dollar Range of Equity Securities
RCM All Horizons Fund
Paul Schofield	None
Lucy MacDonald	None
RCM China Equity Fund
Christina Chung	None
Richard Wu	None
RCM Disciplined Equity Fund
Seung H. Minn	$10,001–$50,000
RCM Global EcoTrendsSM Fund
Vipin Ahuja*	None
Andreas Fruschki	None
RCM Global Water Fund
Vipin Ahuja*	None
Andreas Fruschki	None
RCM International Opportunities Fund
Matthew Bowyer	None
Lucy MacDonald	None

*	Data as of June 1, 2010.

NFJ

Compensation

The following explains the compensation structure of each individual (as listed in the Prospectuses) who shares primary responsibility for day-to-day portfolio management of the NFJ Global Dividend Value Fund.

Base salary. Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by NFJ.

Annual bonus and profit sharing opportunity. Each portfolio manager’s compensation is directly affected by the performance of the individual portfolios he or she manages, including the NFJ Global Dividend Value Fund, as well as the performance of the individual’s portfolio management team and the overall success of the firm. Investment professionals are awarded bonuses based primarily on product performance, weighted appropriately between short and long-term performance of their portfolios versus relevant benchmarks and peers. Investment professionals may also be eligible to participate in long-term incentive plans that are based on the longer-term performance of the firm and other metrics. Additionally, in January 2010, NFJ introduced an equity ownership plan for key employees.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the NFJ Global Dividend Value Fund that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager, as of December 31, 2009.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
R. Burns McKinney	3	97	45	8,635	12	17,341
Benno J. Fischer	3	97	56	10,050	22	18,956
L. Baxter Hines	1	7.2	42	8,548	8	9,250
Thomas W. Oliver	1	8	45	9,112	15	10,544

The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
R. Burns McKinney	0	0	0	0	0	0
Benno J. Fischer	0	0	0	0	0	0
L. Baxter Hines	0	0	0	0	0	0
Thomas W. Oliver	0	0	0	0	0	0

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for the NFJ Global Dividend Value Fund may face certain potential conflicts of interest in connection with managing both the NFJ Global Dividend Value Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which AGI Solutions believes are faced by investment professionals at most major financial firms. AGI Solutions, the Manager, and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when the NFJ Global Dividend Value Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of the NFJ Global Dividend Value Fund as well as other accounts, the NFJ trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the NFJ Global Dividend Value Fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one of the Sub-Adviser’s accounts sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Sub-Adviser, the Manager and the Board of Trustees have adopted compliance procedures that provide that any transaction between the NFJ Global Dividend Value Fund and another Manager-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of the NFJ Global Dividend Value Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than the NFJ Global Dividend Value Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to the NFJ Global Dividend Value Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

The NFJ Global Dividend Value Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

The NFJ Global Dividend Value Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to executing securities transactions for the NFJ Global Dividend Value Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the NFJ Global Dividend Value Fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services.”

The NFJ Global Dividend Value Fund’s portfolio managers may also face other potential conflicts of interest in managing the NFJ Global Dividend Value Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing the Fund and other accounts. In addition, the NFJ Global Dividend Value Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. NFJ’s investment personnel, including the NFJ Global Dividend Value Fund’s portfolio managers, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by NFJ, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the NFJ Global Dividend Value Fund.

Securities Ownership

The NFJ Global Dividend Value Fund recently commenced operations and as of the end of the most recent fiscal year no portfolio manager beneficially owned any securities in the Fund.

NACM

Compensation

The following explains the compensation structure of each individual (as listed in the Prospectuses) who shares primary responsibility for day-to-day portfolio management of the Funds.

Base salary. Each portfolio manager is paid a fixed base salary set at a competitive level, taking into consideration the portfolio manager’s experience and responsibilities, as determined by NACM.

Annual bonus and profit sharing opportunity. Each portfolio manager’s compensation is directly affected by the performance, on a pre-tax basis, of the individual portfolios he or she manages, including each Fund; as well as the performance of the individual’s portfolio management team and the overall success of the firm. Approximately 75% of each portfolio manager’s bonus is based on one- and three-year annualized performance of client accounts under his or her management, with greater weight placed on three-year performance. This takes into account relative performance of the accounts to each account’s individual benchmark, which include the MSCI EAFE, MSCI EAFE Growth, MSCI World, MSCI World Growth, Merrill Lynch All Convertibles, Merrill Lynch All Qualities, Merrill Lynch High Yield Master II, Russell 2000 Growth, Russell Microcap Growth, Russell 2500 Growth and S&P Developed ex. U.S. Small Cap Growth indexes (representing approximately one half of the calculation), and the accounts’ peer rankings in institutional consultant universes (representing the other half). In the case of each Fund, the benchmark against which the performance of a Fund’s portfolio will be compared for these purposes is indicated in the “Performance Information” sections of the Prospectuses. The remaining 25% of the bonus is based on a qualitative review and overall firm profitability. The qualitative review evaluates each portfolio manager based on the individual’s contribution to the implementation of the investment process of his or her accounts, including the Funds. The lead portfolio manager of each portfolio management team evaluates the other members of the portfolio management team. The Chief Investment Officer (Mr. Valeiras) evaluates the lead portfolio managers. The Chief Investment Officer’s bonus compensation is based on the overall performance and profitability of the firm’s portfolios.

Each portfolio manager has a profit-sharing plan. Each team receives a pool that is based on “EBITDA” (i.e., earnings before interest, taxes, depreciation and amortization) of the accounts managed by the team and is distributed subjectively. All team members are eligible. The Chief Investment Officer and lead portfolio manager determine allocations among the team. The profits to be allocated increase with the profitability of the applicable accounts.

Additionally, Nicholas-Applegate may issue equity ownership interests to key employees in the form of “Profits Interests”. Profits Interests are issued to employees who: (1) provide unique and critical expertise and contributions to the firm; (2) perform as role models and benchmarks for Nicholas-Applegate’s core values; (3) are instrumental to the building and sustaining of clients ‘ trust and confidence; and (4) are critical to and committed to the future growth and success of Nicholas-Applegate. The Profits Interests are intended to share long-term value created by key employees. Portfolio managers are eligible for Profits Interests, at the discretion of a committee comprised of executive management of Nicholas-Applegate (including Mr. Valeiras), and executive management of Allianz Group.

The portfolio managers are also eligible to participate in a non-qualified deferred compensation plan, which affords participating employees the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.

Other Accounts Managed

The following summarizes information regarding each of the accounts, excluding portfolios of the Funds that were managed by portfolio managers, including amounts managed by a team, committee, or other group that includes the portfolio manager, as of December 31, 2009.

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
K. Mathew Axline	0	0	15	765.7	0	0
Douglas G. Forsyth, CFA	6	766.6	9	1,203.1	6	2,908.4
Christopher A. Herrera	3	234.9	2	81.4	2	49.0
Justin Kass, CFA	6	766.6	9	1,203.1	6	2,908.4
Pedro Marcal	0	0	4	682.6	2	177.9
Robert S. Marren	0	0	15	725.2	0	0
John C. McCraw	0	0	15	725.2	0	0
Nelson W. Shing	3	234.9	2	81.4	2	49.0
William L. Stickney	6	766.6	9	1,203.1	6	2,908.4
Horacio A. Valeiras, CFA	0	0	4	682.6	1	5.4

The following table provides information regarding other accounts managed for which management fees are based on the performance of the pooled vehicle:

Portfolio Manager	Other Pooled Vehicles		Other Accounts		Other Registered Investment Companies
	#	AUM ($ million)	#	AUM ($ million)	#	AUM ($ million)
K. Mathew Axline	0	0	3	198.9	0	0
Douglas G. Forsyth, CFA	2	423.1	0	0	0	0
Christopher A. Herrera	0	0	0	0	0	0
Justin Kass, CFA	2	423.1	0	0	0	0
Pedro Marcal	0	0	0	0	0	0
Robert S. Marren	0	0	3	186.2	0	0
John C. McCraw	0	0	3	186.2	0	0
Nelson W. Shing	0	0	0	0	0	0
William L. Stickney	2	423.1	0	0	0	0
Horacio A. Valeiras, CFA	0	0	0	0	0	0

Potential Conflicts of Interest

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NACM believes are faced by investment professionals at most major financial firms. NACM, the Manager, and the Trustees have adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the NACM’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one NACM account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. NACM, the Manager and the Board of Trustees have adopted compliance procedures that provide that any transaction between the Funds and another Manager-advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NACM’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages. See “Brokerage and Research Services.”

A Fund’s portfolio managers may also face other potential conflicts of interest in managing a Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the Funds and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. NACM’s investment personnel, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a code of ethics adopted by NACM, which contains provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the Funds.

Securities Ownership

The following table discloses the dollar range of equity securities beneficially owned by each portfolio manager in the Fund(s) the portfolio manager manages. Except as noted below, the information is as of December 31, 2009.

Dollar Range of Equity Securities
NACM Convertible Fund
Douglas G. Forsyth, CFA	None
Justin Kass, CFA	None
NACM Emerging Growth Fund
K. Mathew Axline	$100,001 –$500,000
John C. McCraw	None
Robert S. Marren	None
NACM Global Equity 130/30 Fund
Pedro Marcal	None
NACM High Yield Bond Fund
Douglas G. Forsyth, CFA	None
William L. Stickney	None
NACM International Growth Fund
Pedro Marcal	$10,001–$50,000
Horacio A. Valeiras, CFA	Over $100,000
NACM International Growth Opportunities Fund
Christopher A. Herrera	None
Nelson W. Shing	None
NACM Small to Mid Cap Growth Fund
K. Mathew Axline	$100,001 –$500,000
John C. McCraw	None
Robert S. Marren	None
NACM Micro Cap Fund
K. Mathew Axline	$100,001 –$500,000
John C. McCraw	None
Robert S. Marren	None
NACM Ultra Micro Cap Fund
K. Mathew Axline	$100,001 –$500,000
John C. McCraw	None
Robert S. Marren	None

Dollar Range of Equity Securities
Robert S. Marren	None

Codes of Ethics

The Trust, the Manager, the Sub-Advisers and the Distributor have adopted Codes of Ethics pursuant to the requirements of Rule 17j-1 of the 1940 Act. These Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund.

DISTRIBUTION OF TRUST SHARES

Distributor and Multi-Class Plan

Allianz Global Investors Distributors LLC (the “Distributor”) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution contract (the “Distribution Contract”) with the Trust. The Distributor is an indirect, wholly-owned subsidiary of Allianz Global Investors of America L.P. The Distributor, located at 1345 Avenue of the Americas, New York, NY 10105, is a broker-dealer registered with the Securities and Exchange Commission. The Distribution Contract is terminable with respect to a Fund or class of shares without penalty, at any time, by a Fund or class upon 60 days’ written notice to the Distributor, or by the Distributor upon 60 days’ written notice to the Trust. The Distributor is not obligated to sell any specific amount of Trust shares and does not receive any compensation other than what is described below for executing securities transactions.

The Distribution Contract will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees or by the majority of the outstanding shares of the Fund or class, and (ii) by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect interest financial interest in the Distribution Contract or the Distribution and/or Servicing Plans described below, by vote cast in person at a meeting called for the purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds or classes, it may continue in effect with respect to any Fund or class as to which it has not been terminated (or has been renewed).

The Trust currently offers up to eight classes of shares of each of the Funds: Class A, Class B, Class C, Class D, Class P, Class R, Institutional Class and Administrative Class shares.

Class A, Class B and Class C shares of the Trust are offered through financial institutions that have dealer agreements with the Distributor, or which have agreed to act as introducing brokers for the Distributor (“introducing brokers”).

Class D shares are generally offered to clients of financial service firms, such as broker-dealers or registered investment managers, with which the Distributor has an agreement for the use of the Trust’s Funds in particular investment products, programs or accounts for which a fee may be charged.

Class P shares of the Funds may be offered through fee-based platforms, such as certain brokers and financial intermediaries (“service agents”), that have established a shareholder servicing relationship with the Trust on behalf of their customers.

Class R shares are eligible for investment only by certain “Class R Eligible Plans,” as defined in the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares”.

Institutional Class shares are offered primarily for direct investment by investors such as pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations, and high net worth individuals (Institutional Class shares may also be offered through certain financial intermediaries that charge their customers transaction or other fees with respect to the customers’ investments in the Funds).

Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries, and each Fund pays service or distribution fees to such entities for services they provide to Administrative Class shareholders.

Under the Trust’s Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 under the 1940 Act, shares of each class of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements; and (c) each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including management or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. For instance, the various classes pay different fees under the Management Agreement based on the different levels of administrative services provided to each Class. All other expenses are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. Each class may have a differing sales charge structure, and differing exchange and conversion features.

Contingent Deferred Sales Charge and Initial Sales Charge

As described in the Retail Prospectus under the caption “Classes of Shares—Class A, Class B and Class C Shares,” a contingent deferred sales charge is imposed upon certain redemptions of Class A, Class B and Class C shares. No contingent deferred sales charge is currently imposed upon redemptions of Class D, Class R, Class P, Institutional Class or Administrative Class shares. Because contingent deferred sales charges are calculated on a series-by-series basis, shareholders should consider whether to exchange shares of one Fund for shares of another series of the Trust or series of Allianz Funds, PIMCO Equity Series or PIMCO Funds prior to redeeming an investment if such an exchange would reduce the contingent deferred sales charge applicable to such redemption.

The following table sets forth the amount of contingent deferred sales charges paid to the Distributor for the last three fiscal years.

Class	Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/07
Class A	$2,791	$6,570	N/A
Class B(1)	11,835	N/A	N/A
Class C(2)	35,094	$12,134	N/A
Total	49,719	$18,704	N/A

(1)

The Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, paid the following in CDSC charges for its Class B shares: $17,743 during the period from July 1, 2008 through April 30, 2009, $188, 970.47 during the fiscal year ended June 30, 2008, $183,720.81 during the fiscal year ended June 30, 2007, $116,188.20 during the fiscal year ended June 30, 2008 and $57,364.40 during the period between July 2008 and March 2009.

(2)

The Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, paid the following in CDSC charges for its Class C shares: $1,271 during the period from July 1, 2008 through April 30, 2009.

As described in the Retail Prospectus under the caption “Classes of Shares—Class A, Class B and Class C Shares,” Class A shares of the Trust are sold pursuant to an initial sales charge, which declines as the amount of the purchase reaches certain defined levels. The following table sets forth the amount of initial sales charges received by the Distributor for the last three fiscal years.

Class	Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/07
Class A(1)	$73,828	$199,483	N/A
Class B	N/A	N/A	N/A
Class C	N/A	N/A	N/A
Total	N/A	$199,483	N/A

(1)

The Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, paid the following in initial sales charges for its Class A shares: $5,954 during the period from July 1, 2008 through April 30, 2009. $209,734 in initial sales charges were received in relation to the RCM Global EcoTrendsSM Fund’s predecessor fund for the period from December 1, 2007 to August 29, 2008, after which point the RCM Global EcoTrendsSM Fund’s predecessor fund was reorganized into the Trust.

Distribution and Servicing Plans for Class A, Class B, Class C and Class R Shares

As stated in the Retail Prospectus under the caption “Classes of Shares—Class A, Class B and Class C Shares—Distribution and Servicing (12b-1) Plans” and “How to Buy and Sell Shares,” Class A, Class B, Class C and Class R shares of the Trust are continuously offered through participating brokers that are members of the Financial Industry Regulatory Authority Inc. (“FINRA”) and that have dealer agreements with the Distributor, or that have agreed to act as introducing brokers.

Pursuant to separate Distribution and Servicing Plans for Class A, Class B, Class C and Class R shares (the “Retail Plans”), the Distributor receives (i) in connection with the distribution of Class B, Class C and Class R shares of the Trust, certain distribution fees from the Trust, and (ii) in connection with personal services rendered to Class A, Class B, Class C and Class R shareholders of the Trust and the maintenance of shareholder accounts, certain servicing fees from the Trust. Subject to the percentage limitations on these distribution and servicing fees set forth below, the distribution and servicing fees may be paid with respect to services rendered and expenses borne in the past with respect to Class A, Class B, Class C and Class R shares as to which no distribution and servicing fees were paid on account of such limitations.

The Distributor makes distribution and servicing payments to participating brokers and servicing payments to certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors) in connection with the sale of Class B, Class C and Class R shares and servicing payments to participating brokers, certain banks and other financial intermediaries in connection with the sale of Class A shares. In the case of Class A shares, these parties are also compensated based on the amount of the front-end sales charge reallowed by the Distributor, except in cases where Class A shares are sold without a front-end sales charge (although the Distributor may pay brokers additional compensation in connection with sales of Class A shares without a sales charge). In the case of Class B shares, participating brokers and other financial intermediaries are compensated by an advance of a sales commission by the Distributor. In the case of Class C shares, part or all of the first year’s distribution and servicing fee is generally paid at the time of sale. Pursuant to the Distribution Agreement, with respect to each Fund’s Class A, Class B, Class C and Class R shares, the Distributor bears various other promotional and sales related expenses, including the cost of printing and mailing prospectuses to persons other than current shareholders.

Class A Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with personal services rendered to Class A shareholders of the Trust and the maintenance of Class A shareholder accounts, the Trust pays the Distributor servicing fees up to the annual rate of 0.25% (calculated as a percentage of each Fund’s average daily net assets attributable to Class A shares).

Class B, Class C and Class R Distribution and Servicing Fees

As compensation for services rendered and expenses borne by the Distributor in connection with the distribution of Class B, Class C and Class R shares of the Trust, and in connection with personal services rendered to Class B, Class C and Class R shareholders of the Trust and the maintenance of Class B, Class C and Class R shareholder accounts (including in each case the accounts of plan participants where shares are held by a benefit plan or its financial service firm through an omnibus account), the Trust pays the Distributor servicing and distribution fees up to the annual rates set forth below (calculated as a percentage of each Fund’s average daily net assets attributable to Class B, Class C and Class R shares):

Class	Servicing Fee	Distribution Fee
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class R	0.25%	0.25%

The Retail Plans were adopted pursuant to Rule 12b-1 under the 1940 Act and are of the type known as “compensation” plans. This means that, although the Trustees of the Trust are expected to take into account the expenses of the Distributor and its predecessors in their periodic review of the Retail Plans, the fees are payable to compensate the Distributor for services rendered even if the amount paid exceeds the Distributor’s expenses.

The distribution fee applicable to Class B, Class C and Class R shares may be spent by the Distributor on any activities or expenses primarily intended to result in the sale of Class B, Class C or Class R shares, including compensation to, and expenses (including overhead and telephone expenses) of, financial consultants or other employees of the Distributor or of participating or introducing brokers who engage in distribution of Class B, Class C or Class R shares, printing of prospectuses and reports for other than existing Class B, Class C or Class R shareholders, advertising, and preparation, printing and distributions of sales literature. The servicing fee, which is applicable to Class B, Class C and Class R shares of the Trust, may be spent by the Distributor on personal services rendered to shareholders of the Trust and the maintenance of shareholder accounts, including compensation to, and expenses (including telephone and overhead expenses) of, financial consultants or other employees of participating or introducing brokers, certain banks and other financial intermediaries (including certain benefit plans, their service providers and their sponsors who provide services to plan participants) who aid in the processing of purchase or redemption requests or the processing of dividend payments, who provide information periodically to shareholders showing their positions in a Fund’s shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from shareholders relating to such services, or who train personnel in the provision of such services. Distribution and servicing fees may also be spent on interest relating to unreimbursed distribution or servicing expenses from prior years.

Many of the Distributor’s sales and servicing efforts involve the Trust as a whole, so that fees paid by Class A, Class B, Class C, Class R or Administrative Class shares of any Fund may indirectly support sales and servicing efforts relating to the other share classes of the same Fund or the other Funds’ shares of the same or different classes. In reporting its expenses to the Trustees, the Distributor itemizes expenses that relate to the distribution and/or servicing of a single Fund’s shares, and allocates other expenses among the Funds, based on their relative net assets. Expenses allocated to each Fund are further allocated among its classes of shares annually based on the relative sales of each class, except for any expenses that relate only to the sale or servicing of a single class. The

Distributor may make payments to brokers (and with respect to servicing fees only, to certain banks and other financial intermediaries) of up to the following percentages annually of the average daily net assets attributable to shares in the accounts of their customers or clients:

Class	Servicing Fee	Distribution Fee
Class A	0.25%	N/A
Class B	0.25%	0.75%
Class C	0.25%	0.75%
Class R	0.25%	0.25%

Some or all of the sales charges, distribution fees and servicing fees described above are paid or “reallowed” to the broker, dealer or financial advisor (collectively, “financial firms”) through which an investor purchases shares. With respect to Class B and Class C shares, the financial firms are also paid at the time of a purchase a commission equal to 4.00% and 1.00%, respectively, of an investment in such share classes. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including shares of the Trust) or provides services for mutual fund shareholders. Financial firms include brokers, dealers, insurance companies and banks. Financial firms that receive distribution and/or servicing fees may in certain circumstances pay and/or reimburse all or a portion of those fees to their customers, although neither the Trust nor the Distributor are involved in establishing any such arrangements and may not be aware of their existence.

In addition, the Distributor, Allianz Global Fund Management and their affiliates from time to time make additional payments such as cash bonuses or provide other incentives to selected participating brokers and other financial firms as compensation for the sale or servicing of the Funds, including, without limitation, providing the Funds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes not making such payments, granting the Distributor access to the financial firms’ financial consultants (including through the firms’ intranet websites) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments are conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund, all other series of the Trust, other funds sponsored by the Distributor, Allianz Global Fund Management and their affiliates together and/or a particular class of shares, during a specified period of time. The Distributor, Allianz Global Fund Management and/or their affiliates also make payments to certain financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with the Distributor, Allianz Global Fund Management and their affiliates.

The additional payments described above are made from the Distributor’s or Allianz Global Fund Management’s (or their affiliates’) own assets pursuant to agreements with brokers and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments are made to financial firms selected by the Distributor, Allianz Global Fund Management or their affiliates, generally to the financial firms that have sold significant amounts of shares of the Funds. The level of payments made to a financial firm in any given year will vary and generally will not exceed the sum of (a) 0.10% of such year’s fund sales by that financial firm and (b) 0.06% of the assets attributable to that financial firm invested in equity funds sponsored by the Distributor and 0.03% of the assets invested in fixed-income funds sponsored by the Distributor. In certain cases, the payments described in the preceding sentence are subject to certain minimum payment levels. In some cases, in lieu of payments pursuant to the foregoing formulae, the Distributor, Allianz Global Fund Management and/or their affiliates may make payments of an agreed-upon amount that normally will not exceed the amount that would have been payable pursuant to the formulae. There are a few relationships on different bases. Currently, the payments described above are generally not made with respect to Class P, Class R, Institutional Class or Administrative shares. In some cases, in addition to payments described above, the Distributor, Allianz Global Fund Management and their affiliates will make payments for special events such as a conference or seminar sponsored by one of such financial firms.

In return for providing ongoing shareholder support services, the Distributor has agreed to pay, out of its own assets, an additional fee to Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) at the annual rate of 0.10%, and to A.G. Edwards & Sons, Inc. (“A.G. Edwards”) at the annual rate of 0.06%, of the average daily total net assets of the Fund attributable to Class A shares sold through Merrill Lynch or A.G. Edwards, as applicable, in the Predecessor Fund’s initial public offering in January 2007 and that continue to be held by or through Merrill Lynch or A.G. Edwards, as applicable, on behalf of its customers commencing one year after completion of the initial public offering.

If investment managers, distributors or affiliates of mutual funds pay bonuses and incentives in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

As of the date of this Statement of Additional Information, the Distributor and Allianz Global Fund Management anticipate that the firms that will receive the additional payments described above for distribution services and/or educational support include:

American Portfolios Financial Services Inc.

Ameriprise Financial Services, Inc.

Associated Securities Corp.

AXA Advisors LLC

Chase Investment Services Corp.

Citigroup Global Markets Inc./Smith Barney

Commonwealth Financial Network

Cuna Brokerage Services

E*TRADE Clearing LLC

First Allied Securities, Inc.

FSC Securities Corp.

ING Companies:

ING Financial Partners, Inc.

Financial Network Investment Corp.

Multi-Financial Securities Corp.

PrimeVest Financial Services, Inc.

Janney, Montgomery, Scott

Lincoln Financial Securities Corp.

Linsco/Private Ledger Corporation

Merrill Lynch, Pierce, Fenner & Smith Inc.

Morgan Stanley

Mutual Service Corporation

National Planning Holdings, Inc.

Northwestern Mutual Investment Services LLC

Questar Capital

Raymond James & Associates

Raymond James Financial Services, Inc.

RBC Capital Markets Corp.

Robert W. Baird

Royal Alliance Associates Inc.

SagePoint Financial, Inc.

Securities America, Inc.

Sterne Agee

Summit Brokerage Services Inc.

SunTrust Investment Services

UBS Financial Services, Inc.

United Planners’ Financial Services of America

Waterstone Financial Group

Wells Fargo

The Distributor expects that additional firms may be added to this list from time to time. Wholesale representatives of the Distributor, Allianz Global Fund Management and their affiliates visit brokerage firms on a regular basis to educate financial advisors about the Funds and to encourage the sale of Fund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Although the Funds use financial firms that sell Fund shares to effect transactions for the Funds’ portfolio, the Funds, Allianz Global Fund Management and the Sub-Adviser will not consider the sale of Fund shares as a factor when choosing financial firms to make those transactions.

If in any year the Distributor’s expenses incurred in connection with the distribution of Class B, Class C and Class R shares and, for Class A, Class B, Class C and Class R shares, in connection with the servicing of shareholders and the maintenance of shareholder accounts, exceed the distribution and/or servicing fees paid by the Trust, the Distributor would recover such excess only if the Retail Plan with respect to such class of shares continues to be in effect in some later year when such distribution and/or servicing fees exceed the Distributor’s expenses. The Trust is not obligated to repay any unreimbursed expenses that may exist at such time, if any, as the relevant Retail Plan terminates.

Each Retail Plan may be terminated with respect to any Fund to which the Plan relates by vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or the Distribution Contract (“disinterested Retail Plan Trustees”), or by vote of a majority of the outstanding voting securities of the relevant class of that Fund. Any change in any Retail Plan that would materially increase the cost to the class of shares of any Fund to which the Plan relates requires approval by the affected class of shareholders of that Fund. The Trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Retail Plan may be amended by vote of the Trustees, including a majority of the disinterested Retail Plan Trustees, cast in person at a meeting called for the purpose. As long as the Retail Plans are in effect, selection and nomination of those Trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested Trustees.

The Retail Plans will continue in effect with respect to each Fund, and each class of shares thereof, for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the disinterested Retail Plan Trustees and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for the purpose of voting on such approval.

If a Retail Plan is terminated (or not renewed) with respect to one or more Funds or classes thereof, it may continue in effect with respect to any class of any Fund as to which it has not been terminated (or has been renewed).

The Trustees believe that the Retail Plans will provide benefits to the Trust. In this regard, the Trustees believe that the Retail Plans will result in greater sales and/or fewer redemptions of Trust shares, although it is impossible to know for certain the level of sales and redemptions of Trust shares that would occur in the absence of the Retail Plans or under alternative distribution schemes. Although the expenses of the Funds are essentially fixed, the Trustees believe that the effect of the Retail Plans on sales and/or redemptions may benefit the Trust by allowing the Funds to take advantage of “break points” in the Funds’ management fees and/or by affording greater flexibility to the Sub-Adviser. From time to time, expenses of the Distributor incurred in connection with the sale of Class B, Class C and Class R shares of the Trust, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders and the maintenance of shareholder accounts, may exceed the distribution and servicing fees collected by the Distributor. The Trustees consider such unreimbursed amounts, among other factors, in determining whether to cause the Funds to continue payments of distribution and servicing fees in the future with respect to Class A, Class B, Class C and Class R shares.

Payments Pursuant to Class A Plans

The following table sets forth the amount paid by the Trust pursuant to the Class A Retail Plan for the last three fiscal years. Because certain of the Funds are newly formed, the Trust did not pay any amount pursuant to the Class A Retail Plan during the periods noted for such Funds.

Fund	Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/07
NACM Convertible Fund	N/A	N/A	N/A
NACM Global Equity 130/30 Fund(1)	$112	$8	N/A
NACM High Yield Bond Fund	N/A	N/A	N/A
NACM International Growth Fund	31	N/A	N/A
NACM International Growth Opportunities Fund	N/A	N/A	N/A
NFJ Global Dividend Value Fund	62	N/A	N/A
RCM All Horizons Fund	58	8	N/A
RCM China Equity Fund	N/A	N/A	N/A
RCM Disciplined Equity Fund	2,007	50	N/A
RCM Global EcoTrendsSM Fund(2)	224,906	68,838	N/A
RCM Global Water Fund	55,591	48,672	N/A
RCM International Opportunities Fund	30	8	N/A
Allianz Global Investors Solutions Retirement Income Fund	170	N/A	N/A
Allianz Global Investors Solutions Core Allocation Fund(3)	75,312	N/A	N/A
Allianz Global Investors Solutions Growth Allocation Fund	37	N/A	N/A
Allianz Global Investors Solutions 2015 Fund	62	N/A	N/A
Allianz Global Investors Solutions 2020 Fund	41	N/A	N/A
Allianz Global Investors Solutions 2030 Fund	129	N/A	N/A

Allianz Global Investors Solutions 2040 Fund	28	N/A	N/A
Allianz Global Investors Solutions 2050 Fund	57	N/A	N/A
Total	$358,633	$117,584	N/A

(1)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.
(2)

Class A shareholders of the RCM Global EcoTrendsSM Fund’s predecessor fund paid the Distributor $238,073 pursuant to a Servicing Plan for the period from the RCM Global EcoTrendsSM Fund’s predecessor fund’s commencement of operations on January 31, 2007 to the end of its initial fiscal year on November 30, 2007 and $330,571 for the period from December 1, 2007 to August 29, 2008 after which point the RCM Global EcoTrendsSM Fund’s predecessor fund was reorganized into the Trust.

(3)

The Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, paid the Distributor $103,629 for the period from July 1, 2008-April 30, 2009, $170,701 for the fiscal year ended June 30, 2008, $172,526 for the fiscal year ended June 30, 2007 and $137,587 for the fiscal year ended June 30, 2006 pursuant to its Class A retail plan.

The amounts collected pursuant to the Class A Retail Plan are to be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Because certain of the Funds are newly formed, the Distributor did not use any amounts collected pursuant to the Class A Retail Plan for these purposes during the periods noted for such Funds.

Fund	Compensation	Sales Material and Other Expenses	Total
NACM Convertible Fund	N/A	N/A	N/A
NACM Global Equity 130/30 Fund(1)	$95	$17	$112
NACM High Yield Bond Fund	N/A	N/A	N/A
NACM International Growth Fund	26	5	31
NACM International Growth Opportunities Fund	N/A	N/A	N/A
NFJ Global Dividend Value Fund	53	9	62
RCM All Horizons Fund	49	9	58
RCM China Equity Fund	N/A	N/A	N/A
RCM Disciplined Equity Fund	1,706	301	2,007
RCM Global EcoTrendsSM Fund	191,170	33,736	224,906
RCM Global Water Fund	47,253	8,338	55,591
RCM International Opportunities Fund	26	4	30
Allianz Global Investors Solutions Retirement Income Fund	145	25	170
Allianz Global Investors Solutions Core Allocation Fund	64,015	11,297	75,312
Allianz Global Investors Solutions 2015 Fund	52	10	62
Allianz Global Investors Solutions 2020 Fund	35	6	41
Allianz Global Investors Solutions 2030 Fund	109	20	129
Allianz Global Investors Solutions 2040 Fund	24	4	28
Allianz Global Investors Solutions 2050 Fund	49	8	57
Total	$304,839	$53,794	$358,633

(1)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.

Payments Pursuant to Class B Plans

The following table sets forth the amount paid by the Trust pursuant to the Class B Retail Plan for the last three fiscal years.

The following table sets forth the amount paid by the Trust pursuant to the Class B Retail Plan for the last three fiscal years.

Fund	Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/07
Allianz Global Investors Solutions Core Allocation Fund	$177,706	N/A	N/A

Under its Class B Retail Plan, the Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, paid the Distributor $327,132 for the period of July 1, 2008 to April 30, 2009, $744,274 for the fiscal year ended June 30, 2008 and $818,998 for the fiscal year ended June 30, 2007 made to the Distributor pursuant to its Class B retail plan.

The amounts collected pursuant to the Class B Retail Plan will be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Because the Funds are newly formed and have not yet commenced operations, the Trust has not paid any amount pursuant to the Class B Retail Plan during the periods noted.

Fund	Compensation	Sales Material and Other Expenses	Total
Allianz Global Investors Solutions Core Allocation Fund	$151,050	$26,656	$177,706

Payments Pursuant to Class C Plans

The following table sets forth the amount paid by the Trust pursuant to the Class C Retail Plan for the last three fiscal years. Because certain of the Funds are newly formed, the Trust did not pay any amount pursuant to the Class C Retail Plan during the periods noted for such Funds.

Fund	Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/07
NACM Convertible Fund	N/A	N/A	N/A
NACM Global Equity 130/30 Fund(1)	$97	$8	N/A
NACM High Yield Bond Fund	N/A	N/A	N/A
NACM International Growth Fund	190	N/A	N/A
NACM International Growth Opportunities Fund	N/A	N/A	N/A
NFJ Global Dividend Value Fund	133	N/A	N/A
RCM All Horizons Fund	234	10	N/A
RCM China Equity Fund	N/A	N/A	N/A
RCM Disciplined Equity Fund	2,984	24	N/A
RCM Global EcoTrendsSM Fund	43,492	88	N/A
RCM Global Water Fund	209,856	40,635	N/A
RCM International Opportunities Fund	159	8	N/A
Allianz Global Investors Solutions Retirement Income Fund	182	N/A	N/A
Allianz Global Investors Solutions Core Allocation Fund(2)	493,763	N/A	N/A
Allianz Global Investors Solutions Growth Allocation Fund	428	N/A	N/A
Allianz Global Investors Solutions 2015 Fund	408	N/A	N/A
Allianz Global Investors Solutions 2020 Fund	113	N/A	N/A
Allianz Global Investors Solutions 2030 Fund	239	N/A	N/A
Allianz Global Investors Solutions 2040 Fund	224	N/A	N/A
Allianz Global Investors Solutions 2050 Fund	102	N/A	N/A
Total	$752,605	$40,773	N/A

(1)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.
(2)	The Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, paid the Distributor $818,122 for the fiscal year ended June 30, 2009, $1,569,878 for the fiscal year ended June 30, 2008 and $1,556,612 for the fiscal year ended June 30, 2007 made to the Distributor pursuant to its Class C retail plan.

The amounts collected pursuant to the Class C Retail Plan will be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Because certain of the Funds are newly formed, the Distributor did not use any amounts collected pursuant to the Class C Retail Plan for these purposes during the periods noted for such Funds.

Fund	Compensation	Sales Material and Other Expenses	Total
NACM Convertible Fund	N/A	N/A	N/A
NACM Global Equity 130/30 Fund(1)	$82	$15	$97
NACM High Yield Bond Fund	N/A	N/A	N/A
NACM International Growth Fund	162	28	190
NACM International Growth Opportunities Fund	N/A	N/A	N/A
NFJ Global Dividend Value Fund	113	20	133
RCM All Horizons Fund	199	35	234
RCM China Equity Fund	N/A	N/A	N/A
RCM Disciplined Equity Fund	2,537	447	2,984
RCM Global EcoTrendsSM Fund	36,968	6,524	43,492
RCM Global Water Fund	178,377	31,479	209,856
RCM International Opportunities Fund	135	24	159
Allianz Global Investors Solutions Retirement Income Fund	154	28	182
Allianz Global Investors Solutions Core Allocation Fund	419,698	74,065	493,763
Allianz Global Investors Solutions Growth Allocation Fund	364	64	428
Allianz Global Investors Solutions 2015 Fund	347	61	408
Allianz Global Investors Solutions 2020 Fund	96	17	113
Allianz Global Investors Solutions 2030 Fund	203	36	239
Allianz Global Investors Solutions 2040 Fund	190	34	224
Allianz Global Investors Solutions 2050 Fund	87	15	102
Total	$639,712	$112,893	$752,605

(1)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.

Payments Pursuant to Class R Plans

The following table sets forth the amount paid by the Trust pursuant to the Class R Retail Plan for the last three fiscal years. Because certain of the Funds that currently offer Class R Shares are newly formed, the Trust did not pay any amount pursuant to the Class R Retail Plan during the periods noted.

Fund	Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/07
NACM Convertible Fund	N/A	N/A	N/A
NACM High Yield Bond Fund	N/A	N/A	N/A
NACM International Growth Fund	$48	N/A	N/A
NACM International Growth Opportunities Fund	N/A	N/A	N/A
RCM China Equity Fund	N/A	N/A	N/A
Allianz Global Investors Solutions Retirement Income Fund	50	N/A	N/A
Allianz Global Investors Solutions Core Allocation Fund	32	N/A	N/A
Allianz Global Investors Solutions Growth Allocation Fund	36	N/A	N/A
Allianz Global Investors Solutions 2015 Fund	50	N/A	N/A
Allianz Global Investors Solutions 2020 Fund	50	N/A	N/A
Allianz Global Investors Solutions 2030 Fund	51	N/A	N/A
Allianz Global Investors Solutions 2040 Fund	52	N/A	N/A
Allianz Global Investors Solutions 2050 Fund	51	N/A	N/A
Total	$418	N/A	N/A

The amounts collected pursuant to the Class R Retail Plan will be used for the following purposes by the Distributor: sales commissions and other compensation to sales personnel; preparing, printing and distributing sales material and advertising (including preparing, printing and distributing prospectuses to non-shareholders) and other expenses (including data processing, legal, operations and financing charges and expenses). Because certain of the Funds that currently offer Class R Shares were newly formed during the period, the Distributor has not used any amounts collected pursuant to the Class R Retail Plan for these purposes during the periods noted.

Fund	Compensation	Sales Materials and Other Expenses	Total
NACM Convertible Fund	N/A	N/A	N/A
NACM High Yield Bond Fund	N/A	N/A	N/A
NACM International Growth Fund	$41	$7	$48
NACM International Growth Opportunities Fund	N/A	N/A	N/A
RCM China Equity Fund	N/A	N/A	N/A
Allianz Global Investors Solutions Retirement Income Fund	42	8	50
Allianz Global Investors Solutions Core Allocation Fund	27	5	32
Allianz Global Investors Solutions Growth Allocation Fund	30	6	36
Allianz Global Investors Solutions 2015 Fund	42	8	50
Allianz Global Investors Solutions 2020 Fund	42	8	50
Allianz Global Investors Solutions 2030 Fund	44	7	51
Allianz Global Investors Solutions 2040 Fund	44	8	52
Allianz Global Investors Solutions 2050 Fund	44	7	1
Total	$356	$62	$418

From time to time, expenses of principal underwriters incurred in connection with the distribution of Class B, Class C and Class R shares of the Fund, and in connection with the servicing of Class A, Class B, Class C and Class R shareholders of the Fund and the maintenance of Class A, Class B, Class C and Class R shareholder accounts, may exceed the distribution and/or servicing fees collected by the Distributor. The allocation of such excess amounts as of November 30, 2009 is as follows. Because certain of the Funds were newly formed during the period, no such excess expenses have been incurred during the periods noted for such Funds.

Fund	Class A	Class B	Class C	Class R
NACM Convertible Fund	N/A	N/A	N/A	N/A
NACM Global Equity 130/30 Fund(1)	$104	N/A	$97	—
NACM High Yield Bond Fund	N/A	N/A	N/A	N/A
NACM International Growth Fund	27	N/A	130	55
NACM International Growth Opportunities Fund	N/A	N/A	N/A	N/A
NFJ Global Dividend Value Fund	54	N/A	133	—
RCM All Horizons Fund	29	N/A	234	—
RCM China Equity Fund	N/A	N/A	N/A	N/A
RCM Disciplined Equity Fund	192	N/A	809	—
RCM Global EcoTrendsSM Fund(2)	18,067	N/A	38,476	—
RCM Global Water Fund	4,293	N/A	97,235	—
RCM International Opportunities Fund	29	N/A	159	—
Allianz Global Investors Solutions Retirement Income Fund	80	N/A	182	63
Allianz Global Investors Solutions Core Allocation Fund(3)	887	134,803	75,939	32
Allianz Global Investors Solutions Growth Allocation Fund	21	N/A	273	36
Allianz Global Investors Solutions 2015 Fund	42	N/A	324	62
Allianz Global Investors Solutions 2020 Fund	33	N/A	113	62
Allianz Global Investors Solutions 2030 Fund	54	N/A	134	64
Allianz Global Investors Solutions 2040 Fund	28	N/A	199	63
Allianz Global Investors Solutions 2050 Fund	22	N/A	102	63
Total	$23,961	$134,803	$214,541	$500

(1)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.
(2)

The expenses of the principal underwriter incurred in connection with the servicing of the Class A shares of the RCM Global EcoTrendsSM Fund’s predecessor fund exceeded the distribution and/or servicing fees collected by the Distributor by $328,447 for the period from December 1, 2007 to August 29, 2008.

(3)	The expenses of the principal underwriter incurred in connection with the servicing of the Class B shares of the Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, exceeded the distribution and/or servicing fees collected by the Distributor by approximately $563,000 for the period ended June 30, 2008.

Fund	Class A	Class B	Class C	Class R
NACM Convertible Fund	N/A	N/A	N/A	N/A
NACM Global Equity 130/30 Fund(1)	0.12%	0.00%	0.58%	0.00%
NACM High Yield Bond Fund	N/A	N/A	N/A	N/A
NACM International Growth Fund	0.06%	0.00%	0.47%	0.41%
NACM International Growth Opportunities Fund	N/A	N/A	N/A	N/A
NFJ Global Dividend Value Fund	0.02%	0.00%	0.15%	0.00%
RCM All Horizons Fund	0.04%	0.00%	0.71%	0.00%
RCM China Equity Fund	N/A	N/A	N/A	N/A
RCM Disciplined Equity Fund	0.01%	0.00%	0.13%	0.00%
RCM Global EcoTrendsSM Fund(2)	0.02%	0.00%	0.50%	0.00%
RCM Global Water Fund	0.02%	0.00%	0.43%	0.00%
RCM International Opportunities Fund	0.07%	0.00%	0.49%	0.00%
Allianz Global Investors Solutions Retirement Income Fund	0.03%	0.00%	0.14%	0.51%
Allianz Global Investors Solutions Core Allocation Fund(3)	0.00%	0.43%	0.09%	0.26%
Allianz Global Investors Solutions Growth Allocation Fund	0.05%	0.00%	0.15%	0.27%
Allianz Global Investors Solutions 2015 Fund	0.05%	0.00%	0.46%	0.51%
Allianz Global Investors Solutions 2020 Fund	0.08%	0.00%	0.37%	0.50%
Allianz Global Investors Solutions 2030 Fund	0.03%	0.00%	0.17%	0.49%
Allianz Global Investors Solutions 2040 Fund	0.12%	0.00%	0.47%	0.47%
Allianz Global Investors Solutions 2050 Fund	0.07%	0.00%	0.77%	0.47%

(1)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.
(2)	The expenses incurred for the Class A shares as a percentage of net assets of the RCM Global EcoTrendsSM Fund’s predecessor fund for the period from December 1, 2007 to August 29, 2008 was (0.41%)
(3)	The expenses incurred for the Class B shares as a percentage of net assets of the Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, as of June 30, 2008 was 0.93%

Distribution and Administrative Services Plan for Administrative Class Shares

The Trust has adopted an Administrative Services Plan with respect to the Administrative Class shares of each Fund. The Trust also has adopted an Administrative Distribution Plan (together with the Administrative Services Plan, the “Administrative Plans”) with respect to the Administrative Class shares of each Fund.

Under the terms of the Administrative Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each applicable Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of Administrative Class shares and/or the provision of certain shareholder services to its customers that invest in Administrative Class shares of the Funds. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about a Fund; receiving and answering correspondence, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Administrative Class shares; and assisting investors in completing application forms and selecting dividend and other account options.

Under the terms of the Administrative Services Plan, the Trust is permitted to reimburse, out of the assets attributable to the Administrative Class shares of each Fund, in an amount up to 0.25% on an annual basis of the average daily net assets of that class, financial intermediaries that provide certain administrative services for Administrative Class shareholders. Such services may include, but are not limited to, the following: receiving, aggregating and processing shareholder orders; furnishing shareholder sub-accounting; providing and maintaining elective shareholder services such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for shareholders; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; and performing similar account administrative services.

In addition, financial intermediaries that receive fees under the Administrative Distribution Plan or the Administrative Services Plan may in turn pay and/or reimburse all or a portion of those fees to their customers.

The same entity may be the recipient of fees under both the Administrative Distribution Plan and the Administrative Services Plan, but may not receive fees under both plans with respect to the same assets. Fees paid pursuant to either Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of FINRA. The Administrative Distribution Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule.

Each Administrative Plan provides that it may not be amended to increase materially the costs that Administrative Class shareholders may bear under the Plan without the approval of a majority of the outstanding voting securities of the Administrative Class, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Administrative Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

Each Administrative Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Administrative Plan Trustees. Each Administrative Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

Each Administrative Plan is a “reimbursement plan,” which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such plan. Each Administrative Plan provides that expenses payable under the Plan may be carried forward for reimbursement for up to twelve months beyond the date in which the expense is incurred, subject to the limit that not more than 0.25% of the average daily net assets of Administrative Class shares may be used in any month to pay expenses under the Plan. Each Administrative Plan requires that Administrative Class shares incur no interest or carrying charges.

Rules of FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to both Administrative Plans will qualify as “service fees” and therefore will not be limited by FINRA rules.

Payments Pursuant to the Administrative Plans

The following table sets forth the amount paid by the Trust to service providers pursuant to the Administrative Services Plan and the Administrative Distribution Plan for the last three fiscal years. Because the Funds that currently offer Administrative Class Shares are newly formed, the Trust did not pay any amount pursuant to the Administrative Services Plan and the Administrative Distribution Plan during the periods noted.

Fund	Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/07
NACM Convertible Fund	N/A	N/A	N/A
NACM High Yield Bond Fund	N/A	N/A	N/A
NACM International Growth Opportunities Fund	N/A	N/A	N/A
RCM China Equity Fund	N/A	N/A	N/A
Allianz Global Investors Solutions Retirement Income Fund	$0	N/A	N/A
Allianz Global Investors Solutions Core Allocation Fund	0	N/A	N/A
Allianz Global Investors Solutions Growth Allocation Fund	0	N/A	N/A
Allianz Global Investors Solutions 2015 Fund	0	N/A	N/A
Allianz Global Investors Solutions 2020 Fund	0	N/A	N/A
Allianz Global Investors Solutions 2030 Fund	0	N/A	N/A
Allianz Global Investors Solutions 2040 Fund	0	N/A	N/A
Allianz Global Investors Solutions 2050 Fund	0	N/A	N/A
Total	$0	N/A	N/A

Plan for Class D Shares

Each Fund pays fees to the Distributor on an ongoing basis as compensation for the services the Distributor renders and the expenses it bears in connection with the sale and distribution of each Fund’s shares (“distribution fees”) and/or in connection with personal services rendered to a Fund’s shareholders and the maintenance of shareholder accounts (“servicing fees”). These payments are made pursuant to a Distribution and Servicing Plan (“12b-1 Plan”) adopted by the Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the 12b-1 Plan for Class D shares pay distribution and/or servicing fees (calculated as a percentage of a Fund’s average daily net assets attributable to the particular class of shares) not to exceed 0.25%. Because 12b-1 fees are paid out of a Fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

In accordance with Rule 12b-1 under the 1940 Act, the Class D Plan may not be amended to increase materially the costs that Class D shareholders may bear under the Plan without the approval of a majority of the outstanding Class D shares, and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees (“disinterested Class D Plan Trustees”) who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it, cast in person at a meeting called for the purpose of voting on the Plan and any related amendments. The Class D Plan may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Class D Plan Trustees. In addition, the Class D Plan may not take effect unless it is approved by the vote of a majority of the outstanding Class D shares and it shall continue in effect only so long as such continuance is specifically approved at least annually by the Trustees and the disinterested Class D Plan Trustees.

Rules of FINRA limit the amount of distribution fees that may be paid by mutual funds. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that most, if not all, of the fees paid pursuant to the Class D Plan will qualify as “service fees” and therefore will not be limited by FINRA rules.

Because certain of the Funds are newly formed, the Trust did not pay any amount to qualified service providers pursuant to the Class D Plan during the periods noted for such Funds.

Fund	Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/07
NACM Convertible Fund	N/A	N/A	N/A
NACM Global Equity 130/30 Fund(1)	$18	$8	N/A
NACM High Yield Bond Fund	N/A	N/A	N/A
NACM International Growth Fund	30	N/A	N/A
NACM International Growth Opportunities Fund	N/A	N/A	N/A
NFJ Global Dividend Value Fund	12	N/A	N/A
RCM All Horizons Fund	20	8	N/A
RCM China Equity Fund	N/A	N/A	N/A
RCM Disciplined Equity Fund	65	9	N/A
RCM Global EcoTrendsSM Fund	367	4	N/A
RCM Global Water Fund	75	15	N/A
RCM International Opportunities Fund	19	8	N/A
Allianz Global Investors Solutions Retirement Income Fund	48	N/A	N/A
Allianz Global Investors Solutions Core Allocation Fund	17	N/A	N/A
Allianz Global Investors Solutions Growth Allocation Fund	18	N/A	N/A
Allianz Global Investors Solutions 2015 Fund	72	N/A	N/A
Allianz Global Investors Solutions 2020 Fund	60	N/A	N/A
Allianz Global Investors Solutions 2030 Fund	94	N/A	N/A
Allianz Global Investors Solutions 2040 Fund	71	N/A	N/A
Allianz Global Investors Solutions 2050 Fund	105	N/A	N/A
Total	$1,090	$52	N/A

(1)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.

Additional Information About Class P Shares

Class P shares of each Fund may be offered through certain brokers and financial intermediaries (“service agents”) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Manager may make arrangements for the Funds to make payments, directly or through the Manager or its affiliate, with respect to Class P shares of each Fund held through such service agents, including, without limitation, the following services: receiving, aggregating and processing purchase, redemption and exchange orders at the service agent level; furnishing shareholder sub-accounting; providing and maintaining elective services with respect to Class P shares such as check writing and wire transfer services; providing and maintaining pre-authorized investment plans; communicating periodically with shareholders; acting as the sole shareholder of record and nominee for holders of Class P shares; maintaining accounting records for shareholders; answering questions and handling correspondence from shareholders about their accounts; issuing confirmations for transactions by shareholders; and performing similar account administrative services. These payments are made to financial intermediaries selected by the Manager and/or its affiliates. The actual services provided, and the payments made for such services, vary from firm to firm. For these services, each Fund may pay an annual fee of up to 0.10% of the value of the assets in the relevant accounts. In the event the Distributor provides similar services to certain Class P shareholders, it may receive service agent fees under the shareholder servicing arrangements for Class P shares. These amounts would be in addition to amounts paid to the Trust’s transfer agents or other service providers. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services that may be deemed to be primarily intended to result in the sale of Class P shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

Additional Information About Institutional Class and Administrative Class Shares

Institutional Class and Administrative Class shares of the Trust may also be offered through brokers, other financial intermediaries and other entities, such as benefit or savings plans and their sponsors or service providers (“service agents”), that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Distributor, Allianz Global Fund Management and their affiliates may pay, out of their own assets at no cost to the Funds, amounts to service agents for providing bona fide shareholder services to shareholders holding Institutional Class and Administrative Class shares through such service agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions. In addition, the Distributor, Allianz Global Fund Management and their affiliates may also make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services that may be deemed to be primarily intended to result in the sale of Institutional Class and Administrative Class shares of the Funds. The payments described in this paragraph may be significant to the payors and the payees.

Purchases, Exchanges and Redemptions

Purchases, exchanges and redemptions of the Trust’s shares are discussed in the Prospectuses, under the heading “How to Buy and Sell Shares” and that information is incorporated herein by reference. Certain purchases of the Trust’s shares are subject to a reduction or elimination of sales charges, as summarized in the Retail Prospectus and as described in greater detail below. Variations in sales charges reflect the varying efforts required to sell shares to separate categories of investors.

Certain clients of the Manager or a Sub-Adviser whose assets would be eligible for purchase by one or more Funds may purchase shares of the Trust with such assets. Assets so purchased by the Funds will be valued in accordance with procedures adopted by the Board of Trustees.

The minimum initial investment for shares of the Institutional Class, Class P and Administrative Class is $1 million, except that the minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion. In addition, the minimum initial investment may be modified for certain employees of the Adviser and its affiliates. The minimum initial investment for single defined contribution plans is $100,000, unless the plan has 250 eligible participants or is associated with an existing plan that meets the minimum investment criteria. The investment minimum for shareholders with existing accounts is $200,000, provided that the current market value of the account is at least $1,000,000. For omnibus accounts, all minimums stated above apply at the omnibus level and not at the underlying investor level.

The minimum initial investment in Class D shares of any Fund is $1,000, with a minimum subsequent investment of $50 per Fund. The minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. The Fund or the Distributor may lower or waive the minimum initial investment for certain categories of investors at their discretion.

To obtain more information about exceptions to the minimum initial investment for Institutional Class, Class P, Administrative Class and Class D shares, please call the Trust at 1-800-498-5413 or the Distributor at 1-800-426-0107.

One or more classes of shares of the Funds may not be qualified or registered for sale in all States. Prospective investors should inquire as to whether shares of a particular Fund, or class of shares thereof, are available for offer and sale in their State of domicile or residence. Shares of a Fund may not be offered or sold in any State unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

As described and subject to any limits in the Retail Prospectus under the caption “How to Buy and Sell Shares- Exchanging Shares” and in the Institutional Prospectus under the caption “How to Buy and Sell Shares – Exchange Privilege” and in this Statement of Additional Information under the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares”, a shareholder may exchange shares of any Fund for shares of the same class of any other series of the Trust that is available for investment or any series of Allianz Funds, PIMCO Equity Series or PIMCO Funds that is available for investment, on the basis of their respective net asset values. A shareholder may also exchange Institutional Class shares of the Funds for Class M shares of any series of PIMCO Funds, on the basis of their respective net asset values. This exchange privilege may in the future be extended to cover any “interval” funds that may be established and managed by the Manager and its affiliates. The original purchase date(s) of shares exchanged for purposes of calculating any contingent deferred sales charge will carry over to the investment in the new fund. For example, if a shareholder invests in Class C shares of one fund and 6 months later (when the contingent deferred sales charge upon redemption would normally be 1.00%) exchanges his shares for Class C shares of another fund, no sales charge would be imposed upon the exchange, but the investment in the other fund would be subject to the 1% contingent deferred sales charge until one year after the date of the shareholder’s investment in the first fund as described herein.

Shares of one class of a Fund may be exchanged, at a shareholder’s option, directly for shares of another class of the same Fund (an “intra-Fund exchange”), subject to the terms and conditions described below and to such other fees and charges as set forth in the applicable Prospectus(es) (including the imposition or waiver of any sales charge or CDSC), provided that the shareholder for whom the intra-Fund exchange is being requested meets the eligibility requirements of the class into which such shareholder seeks to exchange. Additional information regarding the eligibility requirements of different share classes, including investment minimums and intended distribution channels, is provided under “Distribution of Trust Shares” above, in the Shareholder’s Guide and/or in the applicable Prospectus(es). Shares of a Fund will be exchanged for shares of a different class of the same Fund on the basis of their respective NAVs. Ongoing fees and expenses incurred by a given share class will differ from those of other share classes, and a shareholder receiving new shares in an intra-Fund exchange may be subject to higher or lower total expenses following such exchange. In addition to changes in ongoing fees and expenses, a shareholder receiving new shares in an intra-Fund exchange may be required to pay an initial sales charge (load) or CDSC. Generally, intra-Fund exchanges into Class A shares will be subject to a Class A sales charge unless otherwise noted below, and intra-Fund exchanges out of Class A, Class B or Class C shares will be subject to the standard schedule of CDSCs for the share class out of which the shareholder is exchanging, unless otherwise noted below. If Class B shares are exchanged for Class A shares, a shareholder will be responsible for paying any applicable Class B CDSCs and any applicable Class A sales charge. If Class C shares are exchanged for Class A shares, a shareholder will be responsible for paying any Class C CDSCs and any applicable Class A sales charge. With respect to shares subject to a CDSC, if less than all of an investment is exchanged out of one class of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged. Shareholders generally should not recognize gain or loss for U.S. federal income tax purposes upon such an intra-Fund exchange, provided that the transaction is undertaken and processed, with respect to any shareholder, as a direct exchange transaction. If an intra-Fund exchange incurs a CDSC or sales charge, Fund shares may be redeemed to pay such charge, and that redemption will be taxable. Shareholders should consult their tax advisors as to the federal, state and local or non-U.S. tax consequences of an intra-Fund exchange.

Orders for exchanges accepted prior to the time Fund shares are valued on any day the Trust is open for business will be executed at the respective net asset values next determined as of the valuation time for Fund shares on that day. Orders for exchanges received after the time Fund shares are valued on any business day will be executed at the respective net asset values determined as of the valuation time for Fund shares on the next business day.

The Trust and the Manager each reserves the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of the Trust or the Manager, the transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by the Manager to be detrimental to the Trust or a particular Fund. Although the Trust has no current intention of terminating or modifying the exchange privilege, it reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, the Trust will give you 60 days’ advance notice if it exercises its right to terminate or materially modify the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners.

Pursuant to provisions of agreements between the Distributor and participating brokers, introducing brokers, Service Organizations and other financial intermediaries (together, “intermediaries”) that offer and sell shares and/or process transactions in shares of the Funds, intermediaries are required to engage in such activities in compliance with applicable federal and state securities laws and in accordance with the terms of the Prospectuses and this Statement of Additional Information. Among other obligations, to the extent an intermediary has actual knowledge of violations of Fund policies (as set forth in the then current Prospectuses and this Statement of Additional Information) regarding (i) the timing of purchase, redemption or exchange orders and pricing of Fund shares, or (ii) market timing or excessive short-term trading, the intermediary is required to report such known violations promptly to the Distributor by calling 1-888-852-3922.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trust may suspend redemptions or postpone payments for more than seven days, as permitted by law.

The Trust is committed to paying in cash all requests for redemptions by any shareholder of record of the Funds, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1.00% of the net asset value of the Trust at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may redeem amounts in excess of the lesser of (i) or (ii) above by payment in kind of securities held by the particular Fund. When shares are redeemed in kind, the redeeming shareholder should expect to incur transaction costs upon the disposition of the securities received in the distribution.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount. The applicable minimums and other information about such mandatory redemptions are set forth in the applicable Prospectus or in this Statement of Additional Information under the section titled “Additional Information About Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares.” The Trust’s Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees. The Funds may also charge periodic account fees for accounts that fall below minimum balances as described in the Prospectuses.

Redemption Fees

The Funds do not charge a redemption fee.

Additional Information about Purchases, Exchanges and Redemptions of Class A, Class B, Class C and Class R Shares

How to Buy Shares

Class A, Class B, Class C and Class R shares of each Fund are continuously offered through the Distributor and through other firms that have dealer agreements with the Distributor (“participating brokers”) or that have agreed to act as introducing brokers for the Distributor (“introducing brokers”). The Distributor is an affiliate of Allianz Global Fund Management and also a subsidiary of Allianz.

Purchases Through Your Financial Advisor. You may purchase Class A, Class B or Class C shares through a financial advisor.

Purchases By Mail. Investors who wish to invest in Class A, Class B or Class C shares by mail may send a completed application form along with a check payable to Allianz Global Investors Distributors LLC, to the Distributor at:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

(The Distributor does not provide investment advice and will not accept any responsibility for your selection of investments as it does not have access to the information necessary to assess your financial situation). All shareholders who establish accounts by mail will receive individual confirmations of each purchase, redemption, dividend reinvestment, exchange or transfer of Fund shares, including the total number of Fund shares owned as of the confirmation date, except that purchases resulting from the reinvestment of daily-accrued dividends and/or distributions will be confirmed once each calendar quarter. See “Distributions” in the Retail Prospectuses. Information regarding direct investment or any other features or plans offered by the Trust may be obtained by calling the Distributor at 1-800-426-0107 or by calling your broker.

Purchases are accepted subject to collection of checks at full value and conversion into federal funds. Payment by a check drawn on any member of the Federal Reserve System can normally be converted into federal funds within two business days after receipt of the check. Checks drawn on a non-member bank may take up to 15 days to convert into federal funds. In all cases, the purchase price is based on the net asset value next determined after the purchase order and check are accepted, even though the check may not yet have been converted into federal funds.

The Distributor reserves the right to require payment by wire or official U.S. bank check. The Distributor generally does not accept payments made by cash, money order, temporary/starter checks, credit cards, traveler’s checks, credit card checks, or checks drawn on non-U.S. banks even if payment may be effected through a U.S. bank.

Purchases By Telephone. You may elect to purchase shares after enrolling in Fund Link (see “Allianz Funds and PIMCO Funds Fund Link” below). You can purchase fund shares over the phone. To initiate such purchases, call 1-800-426-0107.

Purchasing Class R Shares. Class R shares are generally available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, non-qualified deferred compensation plans, health care benefit funding plans, and other specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or an Adviser to utilize Class R shares in certain investment products or programs (each such plan or account, a “Class R Eligible Plan”). Class R shares are not available to traditional and Roth IRAs, SEPs, SAR-SEPs, SIMPLE IRAs, 403(b)(7) custodial accounts, Coverdell Education Savings Accounts or retail or institutional benefit plans other than those specified above. Additionally, Class R shares are generally available only to Class R Eligible Plans where Class R shares are held on the books of the Funds through omnibus accounts (either at the plan level or at the level of the financial services firm level). Although Class R shares may be purchased by a plan administrator directly from the Distributor, specified benefit plans that purchase Class R shares directly from the Distributor must hold their shares in an omnibus account at the benefit plan level. Plan participants may not directly purchase Class R shares from the Distributor.

Subsequent Purchases of Shares. Subsequent purchases of Class A, Class B or Class C shares can be made as indicated above by mailing a check with a letter describing the investment or with the additional investment portion of a confirmation statement. Except for subsequent purchases through the Allianz Funds and PIMCO Funds Auto-Invest plan, the Allianz Funds and PIMCO Funds Auto-Exchange plan, tax-qualified programs and the Allianz Funds and PIMCO Funds Fund Link referred to below, and except during periods when an Automatic Withdrawal Plan is in effect, the minimum subsequent purchase in any Fund is $50. All payments should be made payable to Allianz Global Investors Distributors LLC and should clearly indicate the shareholder’s account number. Checks should be mailed to the address above under “Purchases By Mail.”

Unavailable or Restricted Funds. Certain Funds and/or share classes are not currently offered to the public as of the date of this Statement of Additional Information. Please see the Retail Prospectuses for details.

Additional Information About Purchasing Shares – Class A, Class B and Class C Shares. Shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order plus a sales charge, which may be imposed either (i) at the time of the purchase in the case of Class A shares (the “initial sales charge alternative”), (ii) on a contingent deferred basis in the case of Class B shares (the “deferred sales charge alternative”) or (iii) by the deduction of an ongoing asset-based sales charge in the case of Class C shares (the “asset-based sales charge alternative”). Class R shares may be purchased at a price equal to their net asset value per share next determined after receipt of an order. In certain circumstances, Class A and Class C shares are also subject to a Contingent Deferred Sales Charge (“CDSC”). See “Alternative Purchase Arrangements.” Purchase payments for Class B and Class C shares are fully invested at the net asset value next determined after acceptance of the trade. Purchase payments for Class A shares, less the applicable sales charge, are invested at the net asset value next determined after acceptance of the trade.

All purchase orders received by the Distributor prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day are processed at that day’s offering price. However, orders received by the Distributor after the offering price is determined that day from dealers, brokers or certain retirement plans that have an agreement with the Manager or the Distributor will receive such offering price if the orders were received by the dealer, broker or retirement plan from its customer prior to such determination and were transmitted to and received by the Distributor or the Transfer Agent prior to 9:30 a.m., Eastern time on the next business day. Purchase orders received on a day other than a regular business day will be executed on the next succeeding regular business day. The Distributor, in its sole discretion, may accept or reject any order for purchase of Fund shares. The sale of shares will be suspended on any day on which the New York Stock Exchange is closed and, if permitted by the rules of the Securities and Exchange Commission, when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors.

Minimum Purchase Amounts. Except for purchases through the Allianz Funds and PIMCO Funds Auto-Invest plan, the Allianz Funds and PIMCO Funds Auto-Exchange plan, investments pursuant to the Uniform Gifts to Minors Act, tax-qualified plans and, to the extent agreed to by the Distributor, wrap programs referred to below under “Alternative Purchase Arrangements—Sales at Net Asset Value,” and purchases by certain registered representatives as described below under “Registered Representatives’ Investments,” the minimum initial investment in Class A, Class B or Class C shares of any Fund is $1,000, with a minimum additional investment of $50 per Fund, and there is no minimum initial or additional investment in Class R shares because Class R shares may only be purchased through omnibus accounts. For information about dealer commissions and other payments to dealers, see “Alternative Purchase Arrangements” below. Persons selling Fund shares may receive different compensation for selling Class A,

Class B, Class C or Class R shares. Normally, Fund shares purchased through participating brokers are held in the investor’s account with that broker. No share certificates will be issued except, and to the extent, provided in the Retail Prospectuses.

Tax-Qualified Specified Benefit and Other Plans. The Distributor makes available specified benefit plan services and documents for Individual Retirement Accounts (IRAs), including Roth IRAs, for which Boston Safe Deposit & Trust Company serves as trustee and for IRA Accounts under the Internal Revenue Code of 1986, as amended (the “Code”). The Distributor makes available services and prototype documents for Simplified Employee Pension Plans (SEP). In addition, prototype documents are available for establishing 403(b)(7) custodial accounts with Boston Safe Deposit & Trust Company as custodian. This form of account is available to employees of certain non-profit organizations.

For purposes of this section, a “Plan Investor” means any of the following: 401(k) plan, profit-sharing plan, money purchase pension plan, defined benefit plan, 457 plan, employer-sponsored 403(b) plan, non-qualified deferred compensation plan, health care benefit funding plan and specified benefit plans and accounts whereby the plan or the plan’s financial service firm has an agreement with the Distributor or an Adviser to utilize Class R shares in certain investment products or programs, or other benefit plan specified as such by the Distributor. The term “Plan Investor” does not include an IRA, Roth IRA, SEP IRA, SIMPLE IRA, SAR-SEP IRA, 403(b)(7) custodial account, a Coverdell Education Savings Account or a College Access 529 Plan Account.

The minimum initial investment for all Plan Investors, IRAs, Roth IRAs, SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts are set forth in the table under “Specified Benefit Account Minimums” below. For Plan Investors invested in a Fund through “omnibus” account arrangements, there is no minimum initial investment per plan participant. Instead, there is a minimum initial investment per plan, which is agreed upon by the Distributor and the financial intermediary maintaining the omnibus account. However, any Plan Investor that has existing positions in the Funds and that does not already maintain an omnibus account with a Fund and would like to invest in such Fund is subject to the minimum initial investment set forth in the table under “Specified Benefit Account Minimums” below.

Allianz Funds and PIMCO Funds Auto-Invest. The Allianz Funds and PIMCO Funds Auto-Invest plan provides for periodic investments into a shareholder’s account with the Trust by means of automatic transfers of a designated amount from the shareholder’s bank account. The minimum investment for eligibility in the Allianz Funds and PIMCO Funds Auto-Invest plan is $1,000 per Fund. Investments may be made monthly or quarterly, and may be in any amount subject to a minimum of $50 per month for each Fund in which shares are purchased through the plan. Further information regarding the Allianz Funds and PIMCO Funds Auto-Invest plan is available from the Distributor or participating brokers. You may enroll by completing the appropriate section on the account application, or you may obtain an Auto-Invest application by calling the Distributor or your broker. The use of the Allianz Funds and PIMCO Funds Auto-Invest plan may be limited for certain Funds and/or share classes at the discretion of the Distributor.

Registered Representatives’ Investments. Current registered representatives and other full-time employees of participating brokers or such persons’ spouses or trusts or custodial accounts for their minor children may purchase Class A shares at net asset value without a sales charge. The minimum initial investment in each case is $1,000 per Fund and the minimum subsequent investment is $50.

Uniform Gifts to Minors Act Investments. For investments pursuant to the Uniform Gifts to Minors Act, the minimum initial investment in Class A, Class B and Class C shares of any Fund is $1,000, with a minimum additional investment of $50 per Fund.

Allianz Funds and PIMCO Funds Auto-Exchange. The Allianz Funds and PIMCO Funds Auto-Exchange plan establishes regular, periodic exchanges from one Fund account to another Fund account. The plan provides for regular investments into a shareholder’s account in a specific Fund by means of automatic exchanges of a designated amount from another Fund account of the same class of shares and with identical account registration.

Exchanges may be made monthly or quarterly, and may be in any amount subject to a minimum of $1,000 to open a new Fund account and of $50 for any existing Fund account for which shares are purchased through the plan.

Further information regarding the Allianz Funds and PIMCO Funds Auto-Exchange plan is available from the Distributor at 1-800-426-0107 or participating brokers. You may enroll by completing an application, which may be obtained from the Distributor or by telephone request at 1-800-426-0107. The use of Allianz Funds and PIMCO Funds Auto-Exchange plan may be limited for certain Funds and/or other share classes at the option of the Distributor, and as set forth in the Retail Prospectuses. For more information on exchanges, see “Exchange Privilege.”

Allianz Funds and PIMCO Funds Fund Link. Allianz Funds and PIMCO Funds Fund Link (“Fund Link”) connects your Fund account(s) with a bank account. Fund Link may be used for subsequent purchases and for redemptions and other transactions described under “How to Redeem.” Purchase transactions are effected by electronic funds transfers from the shareholder’s account at a U.S. bank or other financial institution that is an Automated Clearing House (“ACH”) member. Investors may use Fund Link to make subsequent purchases of shares in any amount greater than $50. To initiate such purchases, call 1-800-426-0107. All such calls will be recorded. Fund Link is normally established within 45 days of receipt of a Fund Link application by Boston Financial Data Services, Inc. (the “Transfer Agent”), the Funds’ transfer agent for Class A, B, C and R shares. The minimum investment by Fund Link is $50 per Fund. Shares will be purchased on the regular business day the Distributor receives the funds through the ACH system, provided the funds are received before the close of regular trading on the New York Stock Exchange. If the funds are received after the close of regular trading, the shares will be purchased on the next regular business day.

Fund Link privileges must be requested on the account application. To establish Fund Link on an existing account, complete a Fund Link application, which is available from the Distributor or your broker, with signatures guaranteed from all shareholders of record for the account. See “Signature Guarantee” below. Such privileges apply to each shareholder of record for the account unless and until the Distributor receives written instructions from a shareholder of record canceling such privileges. Changes of bank account information must be made by completing a new Fund Link application signed by all owners of record of the account, with all signatures guaranteed. The Distributor, the Transfer Agent and the Fund may rely on any telephone instructions believed to be genuine and will not be responsible to shareholders for any damage, loss or expenses arising out of such instructions. The Fund reserves the right to amend, suspend or discontinue Fund Link privileges at any time without prior notice. Fund Link does not apply to shares held in broker “street name” accounts or in other omnibus accounts.

Signature Guarantee. When a signature guarantee is called for, a “medallion” signature guarantee will be required. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are the Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP). Signature guarantees from financial institutions that are not participating in one of these programs will not be accepted. Please note that financial institutions participating in a recognized medallion program may still be ineligible to provide a signature guarantee for transactions of greater than a specified dollar amount.

The Distributor reserves the right to modify its signature guarantee standards at any time. The Funds may change the signature guarantee requirements from time to time upon notice to shareholders, which may, but is not required to, be given by means of a new or supplemented Retail Prospectuses. Shareholders should contact the Distributor for additional details regarding the Funds’ signature guarantee requirements.

Account Registration Changes. Changes in registration or account privileges may be made in writing to the Transfer Agent. Signature guarantees may be required. See “Signature Guarantee” above. All correspondence must include the account number and must be sent to:

Regular Mail:

Allianz Global Investors Distributors LLC

P.O. Box 8050

Boston, MA 02266-8050

Overnight Mail:

Allianz Global Investors Distributors LLC

c/o Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021-2809

Minimum Account Size – Class A, Class B and Class C Shares. Due to the relatively high cost to the Funds of maintaining small accounts, shareholders are asked to maintain an account balance in each Fund in which the shareholder invests at least the amount necessary to open the type of account involved. If a shareholder’s balance for any Fund is below such minimum for three months or longer, the Fund’s administrator shall have the right (except in the case of retirement accounts) to close that Fund account after giving the shareholder 60 days in which to increase his or her balance. The shareholder’s Fund account will not be liquidated if the reduction in size is due solely to market decline in the value of the shareholder’s Fund shares or if the aggregate value of the shareholder’s accounts (and the accounts of the shareholder’s spouse and his or her children under the age of 21 years), or all of the accounts of an employee benefits plan of a single employer, in Funds of the Trust, Allianz Funds, PIMCO Equity Series and PIMCO Trust exceeds $50,000.

Transfer on Death Registration. The Distributor may accept “transfer on death” (“TOD”) registration requests from investors. The laws of a state selected by the Distributor in accordance with the Uniform TOD Security Registration Act will govern the registration. The Distributor may require appropriate releases and indemnifications from investors as a prerequisite for permitting TOD registration. The Distributor may from time to time change these requirements (including by changes to the determination as to which state’s law governs TOD registrations).

Summary of Minimum Investments and Account Size. The following table provides a summary of the minimum initial investment, minimum subsequent investment and minimum account size for each type of account (including Specified Benefit Accounts):

Type of Account	Initial Minimum Investment	Subsequent Minimum Investment	Minimum Account Size
Regular/General Retail Accounts	$1,000 per Fund	$50 per Fund	$1,000
IRA	$1,000 per Fund	$50 per Fund	$1,000
Roth IRA	$1,000 per Fund	$50 per Fund	$1,000
UTMA	$1,000 per Fund	$50 per Fund	$1,000
UGMA	$1,000 per Fund	$50 per Fund	$1,000
Auto-Invest	$1,000 per Fund	$50 per Fund	$1,000
Auto-Exchange	$1,000 per Fund	$50 per Fund	$1,000
SEP IRA established on or before March 31, 2004	$50 per Fund / per participant	$0	$50
SEP IRA established after March 31, 2004	$1,000 per Fund/per participant	$0	$1,000
SIMPLE IRA*	$50 per Fund/ per participant	$0	$50
SAR-SEP IRA*	$50 per Fund/ per participant	$0	$50
403(b)(7) custodial account plan established on or before March 31, 2004	$50 per Fund/ per participant	$0	$50
403(b)(7) custodial account plan established after March 31, 2004	$1,000 per Fund/per participant	$0	$1,000
Plan Investors held through omnibus accounts-
Plan Level	$0	$0	$0
Participant Level	$0	$0	$0
Plan Investors held through non-omnibus accounts (individual participant accounts) established on or before March 31, 2004	$50 per Fund	$0	$50
Plan Investors held through non-omnibus accounts (individual participant accounts) established after March 31, 2004	$1,000 per Fund	$0	$1,000

*	The minimums apply to existing accounts only. No new SIMPLE-IRA or SAR-SEP IRA accounts are being accepted.

Alternative Purchase Arrangements

The Funds offer investors up to four classes of shares (Class A, Class B, Class C and Class R) in the Retail Prospectuses. Class A, Class B and Class C shares bear sales charges in different forms and amounts and bear different levels of expenses, as described below. Class R shares do not bear a sales charge, but are subject to expenses that vary from those levied on Class A, Class B or Class C shares, and are available only to Class R Eligible Plans. Through the Institutional Prospectus, certain of the Funds currently offer up to four additional classes of shares in the United States: Class D, Class P, Institutional Class and Administrative Class shares. Class D shares are offered through financial intermediaries. Class P shares are offered primarily through certain asset allocation, wrap fee and other fee-based programs sponsored by broker-dealers and other financial intermediaries. Institutional Class shares are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Administrative Class shares are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries. Similar to Class R shares, Class D, Class P, Institutional Class and Administrative Class shares are sold without a sales charge and have different expenses than Class A, Class B, Class C and Class R shares. As a result of lower sales charges and/or operating expenses, Class D, Class P, Institutional Class and Administrative Class shares are generally expected to achieve higher investment returns than Class A, Class B, Class C or Class R shares. To obtain more information about the other classes of shares, please call the Trust at 1-800-927-4648 (for Institutional Class, Administrative Class, and Class P shares) or the Distributor at 1-800-426-0107 (for Class D shares).

The alternative purchase arrangements described in this Statement of Additional Information are designed to enable a retail investor to choose the method of purchasing Fund shares that is most beneficial to the investor based on all factors to be considered, including the amount and intended length of the investment, the particular Fund and whether the investor intends to exchange shares for shares of other Funds. Generally, when making an investment decision, investors should consider the anticipated life of an intended investment in the Funds, the size of the investment, the accumulated distribution and servicing fees plus CDSCs on Class B or Class C shares, the initial sales charge plus accumulated servicing fees on Class A shares (plus a CDSC in certain circumstances), the possibility that the anticipated higher return on Class A shares due to the lower ongoing charges will offset the initial sales charge paid on such shares, the automatic conversion of Class B shares into Class A shares and the difference in the CDSCs applicable to Class A, Class B and Class C shares.

Investors should understand that initial sales charges, servicing and distribution fees and CDSCs are all used directly or indirectly to fund the compensation of financial intermediaries that sell Fund shares. Depending on the arrangements in place at any particular time, a financial intermediary may have a financial incentive for recommending a particular share class over other share classes.

Class A. The initial sales charge alternative (Class A) might be preferred by investors purchasing shares of sufficient aggregate value to qualify for reductions in the initial sales charge applicable to such shares. Similar reductions are not available on the contingent deferred sales charge alternative (Class B) or the asset-based sales charge alternative (Class C). Class A shares are subject to a servicing fee but are not subject to a distribution fee and, accordingly, such shares are expected to pay correspondingly higher dividends on a per share basis. However, because initial sales charges are deducted at the time of purchase, not all of the purchase payment for Class A shares is invested initially. Class B and Class C shares might be preferable to investors who wish to have all purchase payments invested initially, although remaining subject to higher distribution and servicing fees and, for certain periods, being subject to a CDSC. An investor who qualifies for an elimination of the Class A initial sales charge should also consider whether he or she anticipates redeeming shares in a time period that will subject such shares to a CDSC as described below. See “Class A Deferred Sales Charge” below.

Class B. Class B shares might be preferred by investors who intend to invest in the Funds for longer periods and who do not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Both Class B and Class C shares can be purchased at net asset value without an initial sales charge. However, unlike Class C shares, Class B shares convert into Class A shares after they have been held for a period of time. Class B shares of series of the Funds purchased after December 31, 2001 but before October 1, 2004 convert into Class A shares after the shares have been held for eight years. After the conversion takes place, the shares will no longer be subject to a CDSC, and will be subject to the servicing fees charged for Class A shares, which are lower than the distribution and servicing fees charged on either Class B or Class C shares. See “Deferred Sales Charge Alternative—Class B Shares” below. Class B shares are not available for purchase by Plan Investors or by SEP IRAs, SIMPLE IRAs, SAR-SEP IRAs and 403(b)(7) custodial accounts. Traditional and Roth IRAs may invest in Class B shares.

Class C. Class C shares might be preferred by investors who intend to purchase shares that are not of sufficient aggregate value to qualify for Class A sales charges of 1% or less and who wish to have all purchase payments invested initially. Class C shares are preferable to Class B shares for investors who intend to maintain their investment for intermediate periods and therefore may also be preferable for investors who are unsure of the intended length of their investment. Unlike Class B shares, Class C shares are not subject to a CDSC after they have been held for one year (eighteen months for Class C shares of the NACM International Growth Fund, RCM All Horizons Fund, RCM EcoTrendsSM Fund, RCM Global Water Fund, and RCM International Opportunities Fund) and are subject to only a 1% CDSC during the first year (or eighteen months). For the Funds just noted, effective January 1, 2010, any Class C shares owned on that date or purchased thereafter will only be subject to a CDSC if redeemed during the first twelve months. Accordingly, any Class C shares owned on January 1, 2010 or purchased thereafter will be subject to the new, shorter period during which the CDSC will be imposed. However, because Class C shares do not convert into Class A shares, Class B shares are preferable to Class C shares for investors who intend to maintain their investment in the Funds for long periods. See “Asset-Based Sales Charge Alternative—Class C Shares” below.

Class R. Only Class R Eligible Plans may purchase Class R shares. Class R shares might be preferred by a Class R Eligible Plan that intends to invest retirement plan assets held through omnibus accounts and does not intend to purchase shares of sufficient aggregate value to qualify for sales charge reductions applicable to Class A shares. Class R shares are preferable to Class B and Class C shares because Class R shares are not subject to a CDSC and are subject to lower aggregate distribution and/or service (12b-1) fees and may be preferable to Class A shares because Class R shares are not subject to the initial sales charge imposed on Class A shares.

In determining which class of shares to purchase, an investor should always consider whether any waiver or reduction of a sales charge or a CDSC is available. See generally “Initial Sales Charge Alternative—Class A Shares” and “Waiver of Contingent Deferred Sales Charges” below.

The maximum purchase of Class B shares of a Fund in a single purchase is $49,999. The maximum purchase of Class C shares of a Fund in a single purchase is $499,999. If an investor intends to purchase Class B or Class C shares: (i) for more than one Fund and the aggregate purchase price for all such purchases will exceed $49,999 for Class B shares or $499,999 for Class C shares or (ii) for one Fund in a series of transactions and the aggregate purchase amount will exceed $49,999 for Class B shares or $499,999 for Class C shares, then in either such event the investor should consider whether purchasing another share class may be in the investor’s best interests. The Funds may refuse any order to purchase shares.

For a description of the Distribution and Servicing Plans and distribution and servicing fees payable thereunder with respect to Class A, Class B, Class C and Class R shares, see “Distribution and Servicing (12b-1) Plans” in the Retail Prospectuses.

Waiver of Contingent Deferred Sales Charges. The CDSC applicable to Class A and Class C shares is currently waived for:

(i) any partial or complete redemption in connection with (a) required minimum distributions to IRA account owners or beneficiaries who are age 70 1/2 or older or (b) distributions to participants in employer-sponsored retirement plans upon attaining age 59 1/2 or on account of death or permanent and total disability (as defined in Section 22(e) of the Code) that occurs after the purchase of Class A or Class C shares;

(ii) any partial or complete redemption in connection with a qualifying loan or hardship withdrawal from an employer sponsored retirement plan;

(iii) any complete redemption in connection with a distribution from a qualified employer retirement plan in connection with termination of employment or termination of the employer’s plan and the transfer to another employer’s plan or to an IRA;

(iv) any partial or complete redemption following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and provided the death or disability occurs after the purchase of the shares;

(v) any redemption resulting from a return of an excess contribution to a qualified employer retirement plan or an IRA;

(vi) up to 10% per year of the value of a Fund account that (a) has the value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan;

(vii) redemptions by Trustees, officers and employees of any of the Trusts, and by directors, officers and employees of the Distributor, Allianz, Allianz Global Fund Management or Pacific Investment Management Company;

(viii) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in such shareholder’s account is less than a minimum account size specified in the Retail Prospectuses;

(ix) involuntary redemptions caused by operation of law;

(x) redemptions of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(xi) redemptions by a shareholder who is a participant making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases;

(xii) redemptions effected by trustees or other fiduciaries who have purchased shares for employer-sponsored plans, the trustee, administrator, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor with respect to such purchases;

(xiii) redemptions in connection with IRA accounts established with Form 5305-SIMPLE under the Code for which the Trust is the designated financial institution;

(xiv) a redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (i.e., commissions or reallowances of initial sales charges and advancements of service and distribution fees); and

(xv) a redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

The CDSC applicable to Class B shares is currently waived for any partial or complete redemption in each of the following cases:

(i) in connection with required minimum distributions to IRA account owners or to plan participants or beneficiaries who are age 70 1/2 or older;

(ii) involuntary redemptions caused by operation of law;

(iii) redemption of shares of any Fund that is combined with another Fund, investment company, or personal holding company by virtue of a merger, acquisition or other similar reorganization transaction;

(iv) following death or permanent and total disability (as defined in Section 22(e) of the Code) of an individual holding shares for his or her own account and/or as the last survivor of a joint tenancy arrangement (this provision, however, does not cover an individual holding in a fiduciary capacity or as a nominee or agent or a legal entity that is other than an individual or the owners or beneficiaries of any such entity) provided the redemption is requested within one year of the death or initial determination of disability and further provided the death or disability occurs after the purchase of the shares;

(v) up to 10% per year of the value of a Fund account that (a) has a value of at least $10,000 at the start of such year and (b) is subject to an Automatic Withdrawal Plan (See “How to Redeem—Automatic Withdrawal Plan”); and

(vi) redemptions effected pursuant to a Fund’s right to involuntarily redeem a shareholder’s Fund account if the aggregate net asset value of shares held in the account is less than a minimum account size specified in the Retail Prospectuses.

The Distributor may require documentation prior to waiver of the CDSC for any class, including distribution letters, certification by plan administrators, applicable tax forms, death certificates, physicians’ certificates (e.g., with respect to disabilities), etc.

Exempt Transactions; No CDSCs or Payments to Brokers. Investors will not be subject to CDSCs, and brokers and dealers will not receive any commissions or reallowances of initial sales charges or advancements of service and distribution fees, on the transactions described below (which are sometimes referred to as “Exempt Transactions”):

•

A redemption by a holder of Class A or Class C shares where the participating broker or dealer involved in the purchase of such shares waived all payments it normally would receive from the Distributor at the time of purchase (e.g., commissions and/or reallowances of initial sales charges and advancements of service and distribution fees).

•

A redemption by a holder of Class A or Class C shares where, by agreement with the Distributor, the participating broker or dealer involved in the purchase of such shares waived a portion of any payment it normally would receive from the Distributor at the time of purchase (or otherwise agreed to a variation from the normal payment schedule) in connection with such purchase.

•	Transactions described under clause (A) of Note 4 to the tables in the subsection “Initial Sales Charge Alternative—Class A Shares.”

Initial Sales Charge Alternative – Class A Shares. Class A shares are sold at a public offering price equal to their net asset value per share plus a sales charge. As indicated below under “Class A Deferred Sales Charge,” certain investors who purchase $1,000,000 or more of any Fund’s Class A shares (and thus pay no initial sales charge) may be subject to a CDSC of up to 1% if they redeem such shares during the first 18 months after their purchase.

Amount of Purchase	Sales Charge as % of Net Amount Invested	Sales Charge as % of Public Offering Price	Discount or Commission to dealers as a % of Public Offering Price*
$0–$49,999	5.82%	5.50%	4.75%
$50,000–$99,999	4.71%	4.50%	4.00%
$100,000–$249,999	3.63%	3.50%	3.00%
$250,000–$499,999	2.56%	2.50%	2.00%
$500,000–$999,999	2.04%	2.00%	1.75%
$1,000,000 +	0.00%	0.00%	0.00	%(1)

*	From time to time, these discounts and commissions may be increased pursuant to special arrangements between the Distributor and certain participating brokers.
(1)

The Distributor will pay a commission to dealers that sell amounts of $1,000,000 or more of Class A shares according to the following schedule: 1.00% of the first $2,000,000, 0.75% of amounts from $2,000,001 to $5,000,000, and 0.50% of amounts over $5,000,000. The Distributor will then also pay to such dealers a Rule 12b-1 trail fee of 0.25% beginning in the thirteenth month after purchase. These payments are not made in connection with sales to employer-sponsored plans.

Each Fund receives the entire net asset value of its Class A shares purchased by investors (i.e., the gross purchase price minus the applicable sales charge). The Distributor receives the sales charge shown above less any applicable discount or commission “reallowed” to participating brokers in the amounts indicated in the table above. The Distributor may, however, elect to reallow the entire sales charge to participating brokers for all sales with respect to which orders are placed with the Distributor for any particular Fund during a particular period. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class A shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are issued at net asset value and are not subject to any sales charges.

Under the circumstances described below, investors may be entitled to pay reduced sales charges for Class A shares.

These discounts and commissions may be increased pursuant to special arrangements from time to time agreed upon between the Distributor and certain participating brokers.

Right of Accumulation and Combined Purchase Privilege (Breakpoints). A Qualifying Investor (as defined below) may qualify for a reduced sales charge on Class A shares (the “Combined Purchase Privilege”) by combining concurrent purchases of the Class A shares of one or more Eligible Funds (as defined below) into a single purchase. In addition, a Qualifying Investor may qualify for a reduced sale charge on Class A shares (the “Right of Accumulation” or “Cumulative Quantity Discount”) by combining the purchase of Class A shares of an Eligible Fund with the current aggregate net asset value of all Class A, B, and C shares of any Eligible Fund held by accounts for the benefit of such Qualifying Investor. An Eligible Fund is a Fund that offers Class A shares.

The term “Qualifying Investor” refers to:

(i)	an individual, such individual’s spouse, such individual’s children under the age of 21 years, or such individual’s siblings (each a “family member”) (including family trust* accounts established by such a family member)

or

(ii)	a trustee or other fiduciary for a single trust (except family trusts* noted above), estate or fiduciary account although more than one beneficiary may be involved

or

(iii)	an employee benefit plan of a single employer.

*	For the purpose of determining whether a purchase would qualify for a reduced sales charge under the Combined Purchase Privilege or Right of Accumulation, a “family trust” is one in which a family member(s) described in section (i) above is/are a beneficiary/ies and such person(s) and/or another family member is the trustee.

Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor qualifies for a Cumulative Quantity Discount.

Letter of Intent. An investor may also obtain a reduced sales charge on purchases of Class A shares by means of a written Letter of Intent, which expresses an intention to invest not less than $50,000 within a period of 13 months in Class A shares of any Eligible Fund(s). The maximum intended investment amount allowable in a Letter of Intent is $1,000,000. Each purchase of shares under a Letter of Intent will be made at the public offering price or prices applicable at the time of such purchase to a Single Purchase of the dollar amount indicated in the Letter. At the investor’s option, a Letter of Intent may include purchases of Class A shares of any Eligible Fund made not more than 90 days prior to the date the Letter of Intent is signed; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included and the sales charge on any purchases prior to the Letter of Intent will not be adjusted. In making computations concerning the amount purchased for purpose of a Letter of Intent, any redemptions during the operative period are deducted from the amount invested.

Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Eligible Funds under a single Letter of Intent. For example, if at the time you sign a Letter of Intent to invest at least $100,000 in Class A shares of any Eligible Fund, you and your spouse each purchase Class A shares of the RCM Global Water Fund worth $30,000 (for a total of $60,000), it will only be necessary to invest a total of $40,000 during the following 13 months in Class A shares of any of the Eligible Funds to qualify for the 3.50% sales charge on the total amount being invested.

A Letter of Intent is not a binding obligation to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Shares purchased with the first 5% of the amount indicated in the Letter of Intent will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charge applicable to the shares actually purchased in the event the full intended amount is not purchased. If the full amount indicated is not purchased, a sufficient amount of such escrowed shares will be involuntarily redeemed to pay the additional sales charge applicable to the amount actually purchased, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Eligible Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released.

If an investor wishes to enter into a Letter of Intent in conjunction with your initial investment in Class A shares of a Fund, the investor should complete the appropriate portion of the account application. A current Class A shareholder desiring to do so may obtain a form of Letter of Intent by contacting the Distributor at 1-800-426-0107 or any broker participating in this program.

Shares purchased or held through a Plan Investor or any other employer-sponsored benefit program do not count for purposes of determining whether an investor has qualified for a reduced sales charge through the use of a Letter of Intent.

Reinstatement Privilege. A Class A shareholder who has caused any or all of his shares to be redeemed may reinvest all or any portion of the redemption proceeds in Class A shares of any Eligible Fund at net asset value without any sales charge, provided that such reinvestment is made within 120 calendar days after the redemption or repurchase date. Shares are sold to a reinvesting shareholder at the net asset value next determined. See “How Fund Shares Are Priced” in the Retail Prospectuses. A reinstatement pursuant to this privilege will not cancel the redemption transaction and, consequently, any gain or loss so realized may be recognized for federal tax purposes except that no loss may be recognized to the extent that the proceeds are reinvested in shares of the same Fund within 30 days. The reinstatement privilege may be utilized by a shareholder only once, irrespective of the number of shares redeemed, except that the privilege may be utilized without limit in connection with transactions whose sole purpose is to transfer a shareholder’s interest in a Fund to his Individual Retirement Account or other qualified retirement plan account. An investor may exercise the reinstatement privilege by written request sent to the Distributor or to the investor’s broker.

Sales at Net Asset Value. Each Fund may sell its Class A shares at net asset value without a sales charge to

(i) current or retired officers, trustees, directors or employees of the Trust, Allianz Funds, PIMCO Equity Series, PIMCO Funds, Allianz, Allianz Global Fund Management, Pacific Investment Management Company or the Distributor, other affiliates of Allianz Global Fund Management and funds advised or subadvised by any such affiliates, in any case at the discretion of Allianz Global Fund Management, Pacific Investment Management Company or the Distributor; a parent, brother or sister of any such officer, trustee, director or employee or a spouse or child of any of the foregoing persons, or any trust, profit-sharing or pension plan for the benefit of any such person and to any other person if the Distributor anticipates that there will be minimal sales expenses associated with the sale;

(ii) current registered representatives and other full-time employees of participating brokers or such persons’ spouses or for trust or custodial accounts for their minor children;

(iii) trustees or other fiduciaries purchasing shares for certain plans sponsored by employers, professional organizations or associations or charitable organizations, the trustee, administrator, recordkeeper, fiduciary, broker, trust company or registered investment adviser for which has an agreement with the Distributor, Allianz Global Fund Management or Pacific Investment Management Company with respect to such purchases (including provisions related to minimum levels of investment in a Trust), and to participants in such plans and their spouses purchasing for their account(s) or IRAs;

(iv) participants investing through accounts known as “wrap accounts” established with brokers or dealers approved by the Distributor where such brokers or dealers are paid a single, inclusive fee for brokerage and investment management services;

(v) client accounts of broker-dealers or registered investment advisers affiliated with such broker-dealers with which the Distributor, Allianz Global Fund Management or Pacific Investment Management Company has an agreement for the use of a Fund in particular investment products or programs or in particular situations;

(vi) accounts for which the company that serves as trustee or custodian either (a) is affiliated with Allianz Global Fund Management or Pacific Investment Management Company or (b) has a specific agreement to that effect with the Distributor; and

(vii) investors who purchase shares in “Exempt Transactions,” as described under “Exempt Transactions; No CDSCs or Payments to Brokers” above.

The Distributor will only pay service fees and will not pay any initial commission or other fees to dealers upon the sale of Class A shares to the purchasers described in sub-paragraphs (i) through (vii) above except that the Distributor will pay initial commissions to any dealer for sales to purchasers described under sub-paragraph (iii) above provided such dealer has a written agreement with the Distributor specifically providing for the payment of such initial commissions.

Notification of Distributor. In many cases, neither the Trusts, the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales charge is applicable to a purchase. An investor or participating broker must notify the Distributor whenever a quantity discount or reduced sales charge is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount, including such information as is necessary to obtain any applicable “combined treatment” of an investor’s holdings in multiple accounts. Upon such notification, the investor will receive the lowest applicable sales charge. For investors investing in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor obtains the proper quantity discount or reduced sales charge. The quantity discounts and commission schedules described above may be modified or terminated at any time.

Class A Deferred Sales Charge. For purchases of Class A shares of all Funds, investors who purchase $1,000,000 or more of Class A shares (and, thus, purchase such shares without any initial sales charge) may be subject to a 1% CDSC if such shares are redeemed within 18 months of their purchase. The CDSCs described in this paragraph are sometimes referred to as the “Class A CDSC.” The Class A CDSC does not apply to investors purchasing any Fund’s Class A shares if such investors are otherwise eligible to purchase Class A shares without any sales charge because they are described under “Sales at Net Asset Value” above.

For purchases subject to the Class A CDSC, a CDSC will apply for any redemption of such Class A shares that occurs within 18 months of their purchase. No CDSC will be imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of Class A shares that will incur the lowest CDSC. Any CDSC imposed on a redemption of Class A shares is paid to the Distributor. The manner of calculating the CDSC on Class A shares is described below under “Calculation of CDSC on Shares Purchased After December 31, 2001.”

The Class A CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class A CDSC, call the Distributor at 1-800-426-0107.

For Class A shares outstanding for 18 months or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares.

Deferred Sales Charge Alternative – Class B Shares. Class B shares are sold at their current net asset value without any initial sales charge. The full amount of an investor’s purchase payment will be invested in shares of the Fund(s) selected.

Calculation of CDSC on Shares Purchased After December 31, 2001. A CDSC may be imposed on Class A, Class B or

Class C shares under certain circumstances. A CDSC is imposed on shares redeemed within a certain number of years after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. The method of calculating the CDSC is different from that described below for purchases of shares on or before December 31, 2001, under “Calculation of CDSC on Shares Purchased On or Before December 31, 2001.” Class B shares are not available for purchase by employer sponsored retirement plans.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor purchased the shares being redeemed.

Class B shares are subject to higher distribution fees than Class A shares for a fixed period after their purchase, after which they automatically convert to Class A shares and are no longer subject to such higher distribution fees. Class B shares automatically convert into Class A shares after they have been held for seven years (eight years for Class B shares purchased after December 31, 2001 but before October 1, 2004).

For sales of Class B shares made and services rendered to Class B shareholders, the Distributor intends to make payments to participating brokers, at the time a shareholder purchases Class B shares, of 4.00% of the purchase amount for each of the Funds. For Class B shares outstanding for one year or more, the Distributor may also pay participating brokers annual servicing fees of 0.25% of the net asset value of such shares. Financial intermediaries that receive distribution and/or servicing fees may in turn pay and/or reimburse all or a portion of those fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay selected participating brokers an additional amount of up to 0.50% of the purchase price on sales of Class B shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

The Class B CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class B CDSC, call the Distributor at 1-800-426-0107.

Calculation of CDSC on Shares Purchased On or Before December 31, 2001. The manner of calculating the CDSC on Class B and Class C shares (and where applicable, Class A shares) purchased before December 31, 2001 differs from that described above under “Calculation of CDSC on Shares Purchased After December 31, 2001.” A CDSC will be imposed on Class B shares if an investor redeems an amount that causes the current value of the investor’s account for a Fund to fall below the total dollar amount of purchase payments subject to the CDSC, except that no CDSC is imposed if the shares redeemed have been acquired through the reinvestment of dividends or capital gains distributions or if the amount redeemed is derived from increases in the value of the account above the amount of purchase payments subject to the CDSC. It is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. In determining whether an amount is available for redemption without incurring a CDSC, the purchase payments made for all Class B shares in the shareholder’s account for the particular Fund are aggregated, and the current value of all such shares is aggregated. Any CDSC imposed on a redemption of Class B shares is paid to the Distributor.

For investors investing in Class B shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed.

Except as otherwise disclosed herein or in the Retail Prospectuses, Class B shares that are received in an exchange will be subject to a CDSC to the same extent as the shares exchanged. In addition, Class B shares that are received in an exchange will convert into Class A shares at the same time as the original shares would have converted into Class A shares. For example, Class B shares of the Trust purchased on or after October 1, 2004, will convert into Class A shares after the fifth year. Class C shares received in exchange for Class C shares with a different CDSC period will have the same CDSC period as the shares exchanged. Furthermore, shares that are received in an exchange will be subject to the same CDSC calculation as the shares exchanged. In other words, shares received in exchange for shares purchased after December 31, 2001 will be subject to the same manner of CDSC calculation as the shares exchanged.

Conversion of Class B Shares Purchased Through Reinvestment of Distributions. For purposes of determining the date on which Class B shares convert into Class A shares, a Class B share purchased through the reinvestment of dividends or capital gains distributions (a “Distributed Share”) will be considered to have been purchased on the purchase date (or deemed purchase date) of the Class B share through which such Distributed Share was issued.

Asset-Based Sales Charge Alternative – Class C Shares. Class C shares are sold at their current net asset value without any initial sales charge. A CDSC is imposed if an investor redeems Class C shares within a certain time period after their purchase. When shares are redeemed, any shares acquired through the reinvestment of dividends or capital gains distributions will be redeemed first and will not be subject to any CDSC. For the redemption of all other shares, the CDSC will be based on either the shareholder’s original per-share purchase price or the then current net asset value of the shares being sold, whichever is lower. CDSCs will be deducted from the proceeds of the shareholder’s redemption, not from the amounts remaining in the shareholder’s account. In determining whether a CDSC is payable, it is assumed that the shareholder will redeem first the lot of shares that will incur the lowest CDSC. All of an investor’s purchase payments are invested in shares of the Fund(s) selected.

Whether a CDSC is imposed and the amount of the CDSC will depend on the number of years since the investor made a purchase payment from which an amount is being redeemed.

Any CDSC imposed on a redemption of Class C shares is paid to the Distributor. For investors investing in Class C shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that the investor is credited with the proper holding period for the shares redeemed. Unlike Class B shares, Class C shares do not automatically convert to any other class of shares of the Funds.

The manner of calculating the CDSC on Class C shares is the same as that of Class B shares purchased after December 31, 2001, as described above under “Calculation of CDSC on Shares Purchased After December 31, 2001.” Except as described below, for sales of Class C shares made and services rendered to Class C shareholders, the Distributor expects to make payments to participating brokers, at the time the shareholder purchases Class C shares, of 1.00% (representing 0.75% distribution fees and 0.25% servicing fees) of the purchase amount for all Funds. For sales of Class C shares made to participants making periodic purchases of not less than $50 through certain employer sponsored savings plans that are clients of a broker-dealer with which the Distributor has an agreement with respect to such purchases, no payments are made at the time of purchase. For Class C shares, the Distributor expects to make annual payments to participating brokers at the rate of 1.00% for all Funds. This change will not impact the Rule 12b-1 fees or other fees or expenses paid by shareholders. Financial intermediaries that receive distribution and/or service fees may in turn pay and/or reimburse all or a portion of these fees to their customers. During such periods as may from time to time be designated by the Distributor, the Distributor will pay an additional amount of up to 0.50% of the purchase price on sales of Class C shares of all or selected Funds purchased to each participating broker that obtains purchase orders in amounts exceeding thresholds established from time to time by the Distributor.

The Class C CDSC is currently waived in connection with certain redemptions as described above under “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.” For more information about the Class C CDSC, contact the Distributor at 1-800-426-0107.

No Sales Charge Alternative – Class R Shares. Class R shares are sold at their current net asset value without any initial sales charge. The full amount of the investor’s purchase payment will be invested in shares of the Fund(s). Class R shares are not subject to a CDSC upon redemption by an investor. For sales of Class R shares made and services rendered to Class R shareholders, the Distributor expects to make payments to participating brokers and, with respect to servicing fees, other financial intermediaries (which may include specified benefit plans, their service providers and their sponsors), at the time the shareholder purchases Class R shares, of up to 0.50% (representing up to 0.25% distribution fees and up to 0.25% servicing fees) of the purchase.

Information For All Share Classes. Brokers and other financial intermediaries provide varying arrangements for their clients to purchase and redeem Fund shares. Some may establish higher minimum investment requirements than set forth above. Firms may arrange with their clients for other investment or administrative services and may independently establish and charge transaction fees and/or other additional amounts to their clients for such services, which charges would reduce clients’ return. Firms also may hold Fund shares in nominee or street name as agent for and on behalf of their customers. In such instances, the Trusts’ Transfer Agent will have no information with respect to or control over accounts of specific shareholders. Such shareholders may obtain access to their accounts and information about their accounts only from their broker. In addition, certain privileges with respect to the purchase and redemption of shares or the reinvestment of dividends may not be available through such firms. Some firms may participate in a program allowing them access to their clients’ accounts for servicing including, without limitation, transfers of registration and dividend payee changes; and may perform functions such as generation of confirmation statements and disbursement of cash dividends.

Exchange Privilege

Except with respect to exchanges for shares of Funds for which sales may be suspended to new investors or as provided in the Retail Prospectuses or in this Statement of Additional Information, a shareholder may exchange Class A, Class B, Class C and Class R shares of any Fund for the same Class of shares of any other Fund in an account with identical registration on the basis of their respective net asset values. For Class R shares, specified benefit plans may also limit exchanges to Funds offered as investment options in the plan and exchanges may only be made through the plan administrator. Shares of one Class of a Fund may also be exchanged directly for shares of another Class of the same Fund, as described (and subject to the conditions and restrictions set forth) under “Distribution of Trust Shares—Purchases, Exchanges and Redemptions” in this Statement of Additional Information. There are currently no other exchange fees or charges. Exchanges are subject to any minimum initial purchase requirements for each share class of each Fund, except with respect to exchanges effected through the Trusts’ Auto-Exchange plan. An exchange will constitute a taxable sale for federal income tax purposes.

Investors who maintain their account with the Distributor may exchange shares by a written exchange request sent to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050 or, unless the investor has specifically declined telephone exchange privileges on the account application or elected in writing not to utilize telephone exchanges, by a telephone request to the Distributor at 1-800-426-0107. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions. Exchange forms are available from the Distributor at 1-800-426-0107 and may be used if there will be no change in the registered name or address of the shareholder. Changes in registration information or account privileges may be made in writing to the Transfer Agent, Boston Financial Data Services, Inc., at Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050 or by use of forms that are available from the Distributor. A signature guarantee is required. See “How to Buy Shares—Signature Guarantee.” Telephone exchanges for all Funds may be made between 9:00 a.m., Eastern time and the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on any day the Exchange is open (generally weekdays other than normal holidays).

The Trusts reserve the right to refuse exchange purchases (or purchase and redemption and/or redemption and purchase transactions) if, in the judgment of an Adviser or a Fund’s Sub-Adviser, such transaction would adversely affect a Fund and its shareholders. In particular, a pattern of transactions characteristic of “market timing” strategies may be deemed by an Adviser to be detrimental to a Trust or a particular Fund. Although the Trusts have no current intention of terminating or modifying the exchange privilege, each reserves the right to do so at any time. Except as otherwise permitted by the Securities and Exchange Commission, each Trust will give 60 days’ advance notice to shareholders of any termination or material modification of the exchange privilege. Because the Funds will not always be able to detect market timing activity, investors should not assume that the Funds will be able to detect or prevent all market timing or other trading practices that may disadvantage the Funds. For example, it is more difficult for the Funds to monitor trades that are placed by omnibus or other nominee accounts because the broker, retirement plan administrator, fee-based program sponsor or other financial intermediary maintains the record of the applicable Fund’s underlying beneficial owners. For further information about exchange privileges, contact your participating broker or call the Distributor at 1-800-426-0107.

With respect to Class B and Class C shares, or Class A shares subject to a CDSC, if less than all of an investment is exchanged out of a Fund, any portion of the investment exchanged will be from the lot of shares that would incur the lowest CDSC if such shares were being redeemed rather than exchanged.

Except as otherwise disclosed in the Retail Prospectuses, shares that are received in an exchange will be subject to the same CDSC as the shares exchanged. For example, Class C shares that have a twelve-month CDSC period received in exchange for Class C shares that have an eighteen-month CDSC period will have the same CDSC period as the shares exchanged (in this case, eighteen months). Note, however, effective January 1, 2010, any Class C shares owned on that date or purchased thereafter will only be subject to a CDSC if redeemed during the first twelve months.

Shareholders should take into account the effect of any exchange on the applicability of any CDSC that may be imposed upon any subsequent redemption.

Investors may also select the Allianz Funds and PIMCO Funds Auto-Exchange plan, which establishes automatic periodic exchanges. For further information on automatic exchanges see “How to Buy Shares—Allianz Funds and PIMCO Funds Auto-Exchange” above.

How to Redeem

Redemptions of Class A, Class B, Class C or Class R Shares. Class A, Class B, Class C or Class R shares may be redeemed through a participating broker, by telephone, by submitting a written redemption request directly to the Transfer Agent (for non-broker accounts) or through an Automatic Withdrawal Plan or Allianz Funds and PIMCO Funds Fund Link, if available. Class R shares may be redeemed only through the plan administrator, and not directly by the plan participant.

A CDSC may apply to a redemption of Class A, Class B or Class C shares. See “Alternative Purchase Arrangements” above. Shares are redeemed at their net asset value next determined after a redemption request has been received as described below, less any applicable CDSC. There is no charge by the Distributor (other than an applicable CDSC) with respect to a redemption; however, a participating broker who processes a redemption for an investor may charge customary commissions for its services (which may vary). Dealers and other financial services firms are obligated to transmit orders promptly. Requests for redemption received by dealers or other firms prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a regular business day and received by the Distributor prior to the close of the Distributor’s business day will be confirmed at the net asset value effective at the closing of the Exchange on that day, less any applicable CDSC.

Other than an applicable CDSC, a shareholder will not pay any special fees or charges to a Trust or the Distributor when the shareholder sells his or her shares. However, if a shareholder sells his or her shares through a broker, dealer or other financial intermediary, that firm may charge the shareholder a commission or other fee for processing the shareholder’s redemption request.

Redemptions of Fund shares may be suspended when trading on the New York Stock Exchange is restricted or during an emergency that makes it impracticable for the Funds to dispose of their securities or to determine fairly the value of their net assets, or during any other period as permitted by the Securities and Exchange Commission for the protection of investors. Under these and other unusual circumstances, the Trusts may suspend redemptions or postpone payments for more than seven days, as permitted by law.

Direct Redemption. A shareholder’s original account application permits the shareholder to redeem by written request and by telephone (unless the shareholder specifically elects not to utilize telephone redemptions) and to elect one or more of the additional redemption procedures described below. A shareholder may change the instructions indicated on his original account application, or may request additional redemption options, only by transmitting a written direction to the Transfer Agent. Requests to institute or change any of the additional redemption procedures will require a signature guarantee.

Redemption proceeds will normally be mailed to the redeeming shareholder within seven days or, in the case of wire transfer or Fund Link redemptions, sent to the designated bank account within one business day. Fund Link redemptions may be received by the bank on the second or third business day. In cases where shares have recently been purchased by personal check, redemption proceeds may be withheld until the check has been collected, which may take up to 15 days. To avoid such withholding, investors should purchase shares by certified or bank check or by wire transfer.

Written Requests. To redeem shares in writing (whether or not represented by certificates), a shareholder must send the following items to the Transfer Agent, Boston Financial Data Services, Inc., at Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050:

(1)	a written request for redemption signed by all registered owners exactly as the account is registered on the Transfer Agent’s records, including fiduciary titles, if any, and specifying the account number and the dollar amount or number of shares to be redeemed;

(2)	for certain redemptions described below, a guarantee of all signatures on the written request or on the share certificate or accompanying stock power, if required, as described under “How to Buy Shares—Signature Guarantee”;

(3)	any share certificates issued for any of the shares to be redeemed (see “Certificated Shares” below); and

(4)	any additional documents that may be required by the Transfer Agent for redemption by corporations, partnerships or other organizations, executors, administrators, trustees, custodians or guardians, or if the redemption is requested by anyone other than the shareholder(s) of record.

Transfers of shares are subject to the same requirements. A signature guarantee is not required for a redemption requested by and payable to all shareholders of record for the account that is to be sent to the address of record for that account. To avoid delay in redemption or transfer, shareholders having any questions about these requirements should contact the Transfer Agent in writing or call the Distributor at 1-800-426-0107 before submitting a request. Redemption or transfer requests will not be honored until all required documents have been completed by the shareholder and received by the Transfer Agent. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

If the proceeds of the redemption (i) are to be paid to a person other than the record owner, (ii) are to be sent to an address other than the address of the account on the Transfer Agent’s records or (iii) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed as described above, except that the Distributor may waive the signature guarantee requirement for redemptions up to $2,500 by a trustee of a qualified specified benefit plan, the administrator for which has an agreement with the Distributor.

Telephone Redemptions. Each Trust accepts telephone requests for redemption of uncertificated shares, except for investors who have specifically declined telephone redemption privileges on the account application or elected in writing not to utilize telephone redemptions. The proceeds of a telephone redemption will be sent to the record shareholder at his record address. Changes in account information must be made in a written authorization with a signature guarantee. See “How to Buy Shares—Signature Guarantee.” Telephone redemptions will not be accepted during the 30-day period following any change in an account’s record address. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

By completing an account application, an investor agrees that the Trust, the Distributor and the Transfer Agent shall not be liable for any loss incurred by the investor by reason of the Trust accepting unauthorized telephone redemption requests for his account if the Trust reasonably believes the instructions to be genuine. Thus, shareholders risk possible losses in the event of a telephone redemption not authorized by them. Each Trust may accept telephone redemption instructions from any person identifying himself as the owner of an account or the owner’s broker where the owner has not declined in writing to utilize this service. Each Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and may be liable for any losses due to unauthorized or fraudulent instructions if it fails to employ such procedures. Each Trust will require a form of personal identification prior to acting on a caller’s telephone instructions, will provide written confirmations of such transactions and will record telephone instructions.

A shareholder making a telephone redemption should call the Distributor at 1-800-426-0107 and state (i) the name of the shareholder as it appears on the Transfer Agent’s records, (ii) his account number with the Trust, (iii) the amount to be withdrawn and (iv) the name of the person requesting the redemption. Usually the proceeds are sent to the investor on the next Trust business day after the redemption is effected, provided the redemption request is received prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange that day. If the redemption request is received after the close of the New York Stock Exchange, the redemption is effected on the following Trust business day at that day’s net asset value and the proceeds are usually sent to the investor on the second following Trust business day. Each Trust reserves the right to terminate or modify the telephone redemption service at any time. During times of severe disruptions in the securities markets, the volume of calls may make it difficult to redeem by telephone, in which case a shareholder may wish to send a written request for redemption as described under “Written Requests” above. Telephone communications may be recorded by the Distributor or the Transfer Agent.

Fund Link Redemptions. If a shareholder has established Fund Link, the shareholder may redeem shares by telephone and have the redemption proceeds sent to a designated account at a financial institution. Fund Link is normally established within 45 days of receipt of a Fund Link application by the Transfer Agent. To use Fund Link for redemptions, call the Distributor at 1-800-426-0107. Subject to the limitations set forth above under “Telephone Redemptions,” the Distributor, a Trust and the Transfer Agent may rely on instructions by any registered owner believed to be genuine and will not be responsible to any shareholder for any loss, damage or expense arising out of such instructions. Requests received by the Transfer Agent prior to the close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange on a business day will be processed at the net asset value on that day and the proceeds (less any CDSC) will normally be sent to the designated bank account on the following business day and received by the bank on the second or third business day. If the redemption request is received after the close of regular trading on the New York Stock Exchange, the redemption is effected on the following business day. Shares purchased by check may not be redeemed through Fund Link until such shares have been owned (i.e., paid for) for at least 15 days. Fund Link may not be used to redeem shares held in certificated form.

Changes in bank account information must be made by completing a new Fund Link application, signed by all owners of record of the account, with all signatures guaranteed. See “How to Buy Shares—Signature Guarantee.” See “How to Buy Shares—Allianz Funds and PIMCO Funds Fund Link” for information on establishing the Fund Link privilege. Any of the Trusts may terminate the Fund Link program at any time without notice to its shareholders. This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator. Fund Link may not be available to all Funds and/or share classes at the option of the Distributor.

Redemptions. A shareholder may redeem shares by telephone automatically by calling 1-800-223-2413 and the Fund will send the proceeds directly to the shareholder’s Fund bank account. Please refer to “How to Redeem” for details. Plan participants must process their transactions through their plan administrator.

Expedited Wire Transfer Redemptions. If a shareholder has given authorization for expedited wire redemption, shares can be redeemed and the proceeds sent by federal wire transfer to a single previously designated bank account. Requests received by a Trust prior to the close of the New York Stock Exchange will result in shares being redeemed that day at the next determined net asset value (less any CDSC, if applicable). Normally the proceeds will be sent to the designated bank account the following business day. The bank must be a member of the Federal Reserve wire system. Delivery of the proceeds of a wire redemption request may be delayed by the Trust for up to seven days if the Distributor deems it appropriate under then current market and other conditions. Once authorization is on file with a Trust, such Trust will honor requests by any person identifying himself as the owner of an account or the owner’s broker by telephone at 1-800-426-0107 or by written instructions. A Trust cannot be responsible for the efficiency of the Federal Reserve wire system or the shareholder’s bank. None of the Trusts currently charge for wire transfers. The shareholder is responsible for any charges imposed by the shareholder’s bank. The minimum amount that may be wired is $2,500. Each Trust reserves the right to change this minimum or to terminate the wire redemption privilege. Shares purchased by check may not be redeemed by wire transfer until such shares have been owned (i.e., paid for) for at least 15 days. Expedited wire transfer redemptions may be authorized by completing a form available from the Distributor. Wire redemptions may not be used to redeem shares in certificated form. To change the name of the single bank account designated to receive wire redemption proceeds, it is necessary to send a written request with signatures guaranteed to Allianz Global Investors Distributors LLC, P.O. Box 8050, Boston, MA 02266-8050. See “How to Buy Shares—Signature Guarantee.” This redemption option does not apply to shares held in broker “street name” accounts. Shareholders whose shares are held in broker “street name” accounts must redeem through their broker. Plan participants must redeem through their plan administrator.

Certificated Shares. The Trust currently does not, and has no intention to, issue share certificates. If it does so in the future, to redeem shares for which certificates have been issued, the certificates must be mailed to or deposited with the Trust, duly endorsed or accompanied by a duly endorsed stock power or by a written request for redemption. Signatures must be guaranteed as described under “How to Buy Shares—Signature Guarantee,” above. Further documentation may be requested from institutions or fiduciary accounts, such as corporations, custodians (e.g., under the Uniform Gifts to Minors Act), executors, administrators, trustees or guardians (“institutional account owners”). The redemption request and stock power must be signed exactly as the account is registered, including indication of any special capacity of the registered owner.

Automatic Withdrawal Plan. An investor who owns or buys shares of a Fund having a net asset value of $10,000 or more may open an Automatic Withdrawal Plan and have a designated sum of money paid monthly (or quarterly) to the investor or another person. Such a plan may be established by completing the appropriate section of the account application or by obtaining an Automatic Withdrawal Plan application from the Distributor or your broker. If an Automatic Withdrawal Plan is set up after the account is established providing for payment to a person other than the record shareholder or to an address other than the address of record, a signature guarantee is required. See “How to Buy Shares—Signature Guarantee.” In the case of Uniform Gifts to Minors or Uniform Transfers to Minors accounts, the application must state that the proceeds will be for the beneficial interest of the minor. Class A, Class B and Class C shares of any Fund are deposited in a plan account and all distributions are reinvested in additional shares of the particular class of the Fund at net asset value. Shares in a plan account are then redeemed at net asset value (less any applicable CDSC) to make each withdrawal payment. Any applicable CDSC may be waived for certain redemptions under an Automatic Withdrawal Plan. See “Alternative Purchase Arrangements—Waiver of Contingent Deferred Sales Charges.”

Redemptions for the purpose of withdrawals are ordinarily made on the business day selected by the investor at that day’s closing net asset value. Checks are normally mailed on the following business day. If the date selected by the investor falls on a weekend or holiday, the Transfer Agent will normally process the redemption on the preceding business day. Payment will be made to any person the investor designates; however, if the shares are registered in the name of a trustee or other fiduciary, payment will be made only to the fiduciary, except in the case of a profit-sharing or pension plan where payment will be made to the designee. As withdrawal payments may include a return of principal, they cannot be considered a guaranteed annuity or actual yield of income to the investor. The redemption of shares in connection with an Automatic Withdrawal Plan may result in a gain or loss for tax purposes. Continued withdrawals in excess of income will reduce and possibly exhaust invested principal, especially in the event of a market decline. The maintenance of an Automatic Withdrawal Plan concurrently with purchases of additional shares of the Fund would be disadvantageous to the investor because of the CDSC that may become payable on such withdrawals in the case of Class A, Class B or Class C shares and because of the initial sales charge in the case of Class A shares. For this reason, the minimum investment accepted for a Fund while an Automatic Withdrawal Plan is in effect for that Fund is $1,000, and an investor may not maintain a plan for the accumulation of shares of the Fund (other than through reinvestment of distributions) and an Automatic Withdrawal Plan at the same time. The Trusts or the Distributor may terminate or change the terms of the Automatic Withdrawal Plan at any time.

Because the Automatic Withdrawal Plan may involve invasion of capital, investors should consider carefully with their own financial advisors whether the plan and the specified amounts to be withdrawn are appropriate in their circumstances. The Trusts and the Distributor make no recommendations or representations in this regard.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board of Trustees has adopted, on behalf of the Funds, policies and procedures relating to disclosure of a Fund’s portfolio securities. These policies and procedures are designed to protect the confidentiality of each Fund’s portfolio holdings information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board of Trustees.

Each Fund may disclose portfolio holdings information as required by applicable law or as requested by governmental authorities. In addition, Allianz Global Fund Management will post portfolio holdings information on its website at www.allianzinvestors.com. This website will contain each Fund’s complete schedule of portfolio holdings as of the last day of the most recent month end. Allianz Global Fund Management will post this information on the website approximately five (5) business days after a month’s end, and such information will remain accessible on the website until the Funds file a Form N-Q or Form N-CSR on the SEC’s EDGAR website for the period that includes the date of the information. For each portfolio security (not including cash positions), the posted information will include such information about each holding as may be determined by the Manager from time to time. If a Fund’s portfolio holdings information is disclosed to the public (either through a filing on the SEC’s EDGAR website or otherwise) before the disclosure of that information on the Manager’s website, the Fund may post such information on the Manager’s website.

Portfolio holdings of each Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year ending November 30 will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the fiscal quarter ending February 28 will be filed on Form N-Q; (iii) portfolio holdings as of the end of the six-month period ending May 31 will be filed as part of the semi-annual report filed on Form N-CSR; and (iv) portfolio holdings as of the end of the fiscal quarter ending August 31 will be filed on Form N-Q. The Trust’s Form N-CSRs and Form N-Qs will be available on the SEC’s website at www.sec.gov.

Disclosure of a Fund’s portfolio holdings information that is not publicly available (“Confidential Portfolio Information”) may be made to the Manager or Sub-Adviser (together, the “Investment Managers”) or to the Fund’s principal underwriter or Allianz Global Investors of America L.P. and its subsidiaries who provide services to the Funds. In addition, to the extent permitted under applicable law, each Investment Manager may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the relevant Fund’s service providers (such as custodial services, pricing services, proxy voting services, accounting and auditing services and research and trading services) that require access to such information in order to fulfill their contractual duties with respect to the Fund (“Service Providers”) and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Investment Managers believe is reasonably necessary in connection with the services to be provided. Except to the extent permitted under the Funds’ portfolio holdings disclosure policies and procedures, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Investment Manager’s Chief Compliance Officer (or persons designated by the Investment Manager’s Chief Compliance Officer) must determine that, under the circumstances, disclosure is in or not opposed to the best interests of the relevant Fund’s shareholders. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be subject to a written confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information.

The Funds have ongoing arrangements to make Confidential Portfolio Information available to the following Service Providers or Rating Agencies:

Name of Vendor	Type of Service	Frequency	Lag Time
Advent	Axys: Portfolio accounting system, Moxy: Trade order management system, Warehouse: Data storage technology	daily	n/a
Advent Hub Data	Corporate actions	daily	n/a
Bank of New York	Back-office Outsourcing Service Provider (Middle-Office)	daily	n/a
Bloomberg	Trade system and compliance monitoring	daily	n/a
Compliance Tools	COMPASS Examiner-software used to monitor employee trading	varied	n/a
Ernst & Young LLP	Independent Registered Public Accounting Firm	varied	n/a
FactSet	Provider of financial information and analytical applications	daily	n/a
Glass, Lewis & Co.	Proxy voting service	daily	n/a
IDS GmbH	Analysis and reporting services	daily	n/a
ITG Solutions Network (Plexus)	Trade execution analysis	daily	n/a
Latent Zero	Trade order management provider	varied	n/a
PricewaterhouseCoopers, LLP	Independent Registered Public Accounting Firm	varied	n/a
Risk Metrics	Proxy voting	daily	n/a
Ropes & Gray LLP	Legal counsel	varied	n/a
Russell Mellon	Portfolio analytics	monthly	n/a
Securities Class Action Services	Class action services	monthly	2 weeks
Simpson Thacher & Bartlett LLP	Legal counsel	varied	n/a
SS&C Technologies	Portfolio accounting service provider	daily	n/a
State Street Bank and Trust Co.	Custodial services / fund accounting	daily	n/a

Exceptions to these procedures may only be made if the Trust’s Chief Executive Officer and Chief Compliance Officer determine that, under the circumstances, such exceptions are in or not opposed to the best interests of the Funds and if the recipients are subject to a confidentiality agreement or other duty of confidentiality that prohibits any trading upon the Confidential Portfolio Information. All exceptions must be reported to the Board of Trustees at its next regularly scheduled meeting.

In addition, certain Sub-Advisers may provide investment recommendations to the managers or sponsors of managed or “wrap” accounts (collectively, a “non-discretionary accounts”), usually in the form of a “model” portfolio. To the extent a nondiscretionary account employs investment strategies that are substantially similar or identical to those employed by a Fund, the Sub-Adviser’s portfolio recommendations to the non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of the Fund. As a result, any persons with access to portfolio holdings information regarding such a non-discretionary account may indirectly acquire information about the portfolio holdings of, or transactions by, the Fund with similar or identical portfolio holdings.

The Investment Managers shall have primary responsibility for ensuring that a Fund’s portfolio holdings information is only disclosed in accordance with the policies described above. As part of this responsibility, the Investment Managers must maintain such internal informational barriers as they believe are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Other registered investment companies that are advised or sub-advised by the Manager or the Sub-Adviser may be subject to different portfolio holdings disclosure policies, and neither the Manager nor the Board of Trustees of the Trust exercises control over such policies or disclosure. In addition, separate account clients of the Manager and the Sub-Adviser have access to their portfolio holdings and are not subject to the Funds’ portfolio holdings disclosure policies. Some of the registered investment companies that are advised or sub-advised by the Manager or Sub-Adviser and some of the separate accounts managed by the Manager or Sub-Adviser have investment objectives and strategies that are substantially similar or identical to the Funds’, and therefore potentially substantially similar, and in certain cases nearly identical, portfolio holdings, as certain Funds.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Trust and for the other investment management clients of the Manager and Sub-Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investment by the Funds may also be appropriate for other clients served by the Manager or Sub-Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Manager or Sub-Adviser. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of a Fund in determining whether the allocation of an investment is suitable. As a result, larger funds may become more concentrated in more liquid securities than smaller funds or private accounts of the Manager or Sub-Adviser pursuing a small capitalization investment strategy, which could adversely affect performance. The Manager or Sub-Adviser may aggregate orders for the Funds with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. It also sometimes happens that two or more clients simultaneously purchase or sell the same security and the transactions are therefore aggregated, in which event each day’s aggregated transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner that, in the Manager’s or Sub-Adviser’s opinion, is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Funds.

In addition, as noted above under “Disclosure of Portfolio Holdings,” a Sub-Adviser may provide investment recommendations to the managers or sponsors of non-discretionary accounts, and the Sub-Adviser’s portfolio recommendations to such a non-discretionary account may result in portfolio holdings that are substantially similar and, in certain cases, nearly identical, to those of a Fund. In an effort to provide fair and equitable treatment in the execution of trades and to ensure that a Fund and a similar non-discretionary account normally will not have competing trades outstanding, the Sub-Adviser may implement rotation procedures for alternating between executing trades for the Fund (and other similarly managed funds and accounts) and notifying the manager/sponsor of the non-discretionary account of changes in the Sub-Adviser’s portfolio recommendations (other than in connection with transactions resulting from account rebalancing or account cash flows).

Brokerage and Research Services

There is generally no stated commission in the case of fixed-income securities and other securities traded on a principal basis in the over-the-counter markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

Each Sub-Adviser places orders for the purchase and sale of portfolio securities, options and futures contracts and buys and sells such securities, options and futures for a Fund through a substantial number of brokers and dealers. In so doing, the Sub-Adviser uses its best efforts to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions as described below. In seeking the most favorable price and execution, the Sub-Adviser, having in mind the Fund’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in that or other transactions. Because the Allianz Global Investors Solutions Funds invest largely in Institutional Class (or a comparable class) shares of Underlying Funds, they generally do not pay brokerage commissions and related costs on such investments, but do indirectly bear a proportionate share of these costs incurred by the Underlying Funds in which they invest.

Because certain of the Funds are newly formed, such Funds did not pay any amount in brokerage commissions during the periods noted:

Fund	Year Ended 11/30/09	Year Ended 11/30/08	Year Ended 11/30/07
NACM Convertible Fund(1)	N/A	N/A	N/A
NACM Global Equity 130/30 Fund(2)	$14,797	$9,896	N/A
NACM High Yield Bond Fund(3)	N/A	N/A	N/A
NACM International Growth Fund(4)	19,458	20,620	N/A
NACM International Growth Opportunities Fund(5)	N/A	N/A	N/A
NFJ Global Dividend Value Fund	4,048	N/A	N/A
RCM All Horizons Fund	7,847	4,545	N/A
RCM Disciplined Equity Fund	12,154	2,300	N/A
RCM Global EcoTrendsSM Fund(6)	91,760	265,068	N/A
RCM Global Water Fund	46,008	89,072	N/A
RCM International Opportunities Fund	10,356	2,641	N/A
Total	$206,428	$394,142	N/A

(1)

The Nicholas-Applegate U.S. Convertible Fund, the NACM Convertible Fund’s predecessor fund, paid brokerage commissions of: (a) $16,952 for the fiscal year ended March 31, 2007, (b) $43,161 for the fiscal year ended March 31, 2008 and (c) $69,038 for the fiscal year ended March 31, 2009.

(2)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.
(3)

The Nicholas-Applegate U.S. High Yield Bond Fund, the NACM High Yield Bond Fund’s predecessor fund, paid brokerage commissions of: (a) $0 for the fiscal year ended March 31, 2007, (b) $0 for the fiscal year ended March 31, 2008 and (c) $0 for the fiscal year ended March 31, 2009.

(4)

The Nicholas-Applegate International Growth Fund, the NACM International Growth Fund’s predecessor fund, paid brokerage commissions of: (a) $100,422 for the fiscal year ended March 31, 2007, (b) $59,605 for the fiscal year ended March 31, 2008 and (c) $45,147 for the fiscal year ended March 31, 2009.

(5)

The Nicholas-Applegate International Growth Opportunities Fund, the NACM International Growth Opportunities Fund’s predecessor fund, paid brokerage commissions of: (a) $1,007,795 for the fiscal year ended March 31, 2007, (b) $826,039 for the fiscal year ended March 31, 2008 and (c) $310,015 for the fiscal year ended March 31, 2009.

(6)

The RCM Global EcoTrendsSM Fund’s predecessor fund paid brokerage commissions of $2,021,412 for the period from its commencement of operations on January 31, 2007 to the end of its initial fiscal year on November 30, 2007.

The Sub-Adviser places orders for the purchase and sale of portfolio investments for a Fund’s accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the accounts of the Funds, the Sub-Adviser will seek the best price and execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when the Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Funds may use a broker-dealer that sells Fund shares to effect transactions for the Funds’ portfolios, the Funds, the Manager and the Sub-Adviser will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research and brokerage products and services (together, “services”) from broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Sub-Adviser receives services from many broker-dealers with which the Sub-Adviser places the Funds’ portfolio transactions. These services, which in some cases may also be purchased for cash, may include, among other things, such items as general economic and security market reviews, industry and company reviews, evaluations of securities, recommendations as to the purchase and sale of securities, and services related to the execution of securities transactions. The management fees paid by the Funds are not reduced because the Sub-Adviser receives such services even though the receipt of such services relieves the Sub-Adviser from expenses they might otherwise bear. Research and brokerage services provided by broker-dealers chosen by the Sub-Adviser to place the Funds portfolio transactions may be useful to the Sub-Adviser in providing services to other Sub-Adviser clients, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing the Funds. Conversely, research and brokerage services provided to the Sub-Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Sub-Adviser may be useful to the Sub-Adviser in managing the Funds, although not all of these services may be necessarily useful and of value to the Sub-Adviser in managing such other clients.

In reliance on the “safe harbor” provided by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the SEC’s interpretive guidance thereunder, the Sub-Adviser may cause a Fund to pay a broker-dealer that provides “brokerage and research services” (as defined for purposes of Section 28(e)) to the Sub-Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission that another broker-dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided by the broker-dealer viewed in terms of either a particular transaction or the Manager’s overall responsibilities to the advisory accounts for which the Sub-Adviser exercises investment discretion.

Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with brokers that are deemed to be affiliated persons of the Funds, the Manager or the Sub-Adviser. The Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker, or to utilize affiliated brokers for agency transactions, is subject to restrictions. These restrictions could limit the Funds’ ability to engage in securities transactions and take advantage of market opportunities. The Sub-Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Manager or Sub-Adviser where, in the judgment of the Sub-Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Manager or Sub-Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board of Trustees has adopted procedures that are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The Funds did not pay any amount in brokerage commissions to affiliated brokers during the fiscal years ended November 30, 2009, November 30, 2008 and November 30, 2007. Because the status of brokers as “affiliated brokers” depends on factors such as potential affiliations between the Manager and its affiliates (e.g., Allianz SE) and such brokers and their affiliates, which may change over time, a broker that is considered an affiliated broker during some time periods may not be considered affiliated during other time periods. The NFJ Global Dividend Value Fund recently commenced operations and did not pay any amount in brokerage commissions to affiliated brokers as of the end of the most recent fiscal year.

Regular Broker-Dealers

The table below contains the aggregate value of securities of the Trust’s regular broker-dealers* or their parent companies held by each Fund, if any, at the end of fiscal year 2009 (November 30, 2009) (those Funds that have only recently commenced operations and did not hold any securities of the Trust’s regular broker-dealers during this period are not included).

Fund	Regular Broker-Dealer	Aggregate Value of Securities of Regular Broker-Dealer Held by Fund
NACM Global Equity 130/30 Fund(1)	State Street Bank & Trust	$176,000
	JP Morgan Chase & Co.	$118,972
	Nomura Securities International, Inc.	$41,676
	Bank of America Corp.	$23,775

NACM International Growth Fund	Nomura Securities International, Inc.	$130,778
	Credit Suisse Group	$96,246

NFJ Global Dividend Value Fund	State Street Bank & Trust	$168,000
	The Goldman Sachs Group, Inc.	$67,864

RCM All Horizons Fund	The Goldman Sachs Group, Inc.	$56,836
	Credit Suisse Group	$39,103
	JP Morgan Chase & Co.	$21,542
RCM Disciplined Equity Fund	JP Morgan Chase & Co.	$305,078
	Bank of America Corp.	$239,335
	State Street Bank & Trust	$186,000

RCM Global EcoTrendsSM Fund	State Street Bank & Trust	$2,206,000

RCM Global Water Fund	State Street Bank & Trust	$2,384,000

RCM International Opportunities Fund	State Street Bank & Trust	$443,000

*	“Regular Broker-Dealers” are defined by the SEC as: (a) one of the 10 brokers or dealers that received the greatest dollar amount of brokerage commissions by virtue of direct or indirect participation in the company’s portfolio transactions during the company’s most recent fiscal year; (b) one of the 10 brokers or dealers that engaged as principal in the largest dollar amount of portfolio transactions of the investment company during the company’s most recent fiscal year; or (c) one of the 10 brokers or dealers that sold the largest dollar amount of securities of the investment company during the company’s most recent fiscal year.
(1)	The NACM Global Equity 130/30 Fund liquidated on March 30, 2010. Please see the section captioned “The Trust” in this Statement of Additional Information for information about this fund.

Portfolio Turnover

A change in the securities held by a Fund is known as “portfolio turnover.” The Sub-Adviser manages the Funds without regard generally to restrictions on portfolio turnover. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for some of the Funds. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains, which are generally taxed to shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact a Fund’s after-tax returns. See “Taxation.”

The portfolio turnover rate of a Fund is calculated by dividing (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by (b) the monthly average of the value of the portfolio securities owned by the Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year.

The Allianz Global Investors Solutions Funds indirectly bear the expenses associated with the portfolio turnover of the Underlying Funds, which may have higher portfolio turnover rates than those Funds.

Portfolio turnover rates for each Fund for which financial highlights are available are provided under “Financial Highlights” in the applicable Prospectus.

NET ASSET VALUE

As described in the Prospectuses under the heading “How Fund Shares are Priced,” the net asset value per share (“NAV”) of a Fund’s shares of a particular class is determined by dividing the total value of a Fund’s portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. The Prospectuses further note that Fund shares are valued on each day that the New York Stock Exchange is open (a “Business Day”), and describe the time (the “Valuation Time”) as of which Fund shares are valued each Business Day. The Trust expects that the holidays upon which the New York Stock Exchange will be closed are as follows: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Each Fund’s liabilities are allocated among its classes. The total of such liabilities allocated to a class plus that class’s distribution and/or servicing fees and any other expenses specially allocated to that class are then deducted from the class’s proportionate interest in the Fund’s assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class’s NAV. Under certain circumstances, NAV of classes of shares of the Funds with higher service and/or distribution fees may be lower than NAV of the classes of shares with lower or no service and/or distribution fees as a result of the relative daily expense accruals that result from paying different service and/or distribution fees. Generally, for Funds that pay income dividends, those dividends are expected to differ over time by approximately the amount of the expense accrual differential between a particular Fund’s classes. In accordance with regulations governing registered investment companies, a Fund’s transactions in portfolio securities and purchases and sales of Fund shares (which bear upon the number of Fund shares outstanding) are generally not reflected in NAV determined for the Business Day on which the transactions are effected (the trade date), but rather on the following Business Day.

The Board of Trustees of the Trust has delegated primary responsibility for determining or causing to be determined the value of the Funds portfolio securities and other assets (including any fair value pricing) and NAV of the Funds shares to Allianz Global Fund Management, in its capacity as Manager, pursuant to valuation policies and procedures approved by the Board (the “Valuation Procedures”). The Manager has, in turn, delegated various of these responsibilities to State Street Bank & Trust Co., as the Funds custodian, the Sub-Adviser, and other agents. The Trustees have established a Valuation Committee of the Board to which they have delegated responsibility for overseeing the implementation of the Valuation Procedures and fair value determinations made on behalf of the Board.

As described in the Prospectuses, for purposes of calculating NAV, the Funds’ investments for which market quotations are readily available are valued at market value. The following summarizes the methods used by the Funds to determine market values for the noted types of securities or instruments (although other appropriate market-based methods may be used at any time or from time to time):

Equity securities are generally valued at the official closing price or the last sale price on the exchange or over-the-counter market that is the primary market for such securities. If no sales or closing prices are reported during the day, equity securities are generally valued at the mean of the last available bid and asked quotations on the exchange or market on which the security is primarily traded, or using other market information obtained from a quotation reporting system, established market makers, or pricing services.

Debt securities are generally valued using quotes obtained from pricing services or brokers or dealers.

Futures contracts are generally valued at the settlement price determined by the exchange on which the instrument is primarily traded or, if there were no trades that day for a particular instrument, at the mean of the last available bid and asked quotations on the market in which the instrument is primarily traded.

Exchange-traded options are generally valued at the last sale or official closing price on the exchange on which they are primarily traded, or at the mean of the last available bid and asked quotations on the exchange on which they are primarily traded for options for which there were no sales or closing prices reported during the day. Over-the-counter options not traded on an exchange are valued at a broker-dealer bid quotation.

Swap agreements are generally valued using a broker-dealer bid quotation or on market-based prices provided by other pricing sources.

Portfolio securities and other assets initially valued in currencies other than the U.S. Dollar are converted to U.S. Dollars using exchange rates obtained from pricing services.

Short-term investments having a maturity of 60 days or less are generally valued at amortized cost.

As described in the Prospectuses, if market quotations are not readily available (including in cases where available market quotations are deemed to be unreliable), the Funds’ investments will be valued as determined in good faith pursuant to the Valuation Procedures (so-called “fair value pricing”). Fair value pricing may require subjective determinations about the value of a security or other asset, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. Also, the use of fair value pricing may not always result in adjustments to the prices of securities or other assets held by a Fund. The Prospectuses provide additional information regarding the circumstances in which fair value pricing may be used and related information.

TAXATION

The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this Statement of Additional Information. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of state, local or non-U.S. tax laws.

Taxation of the Funds

Each Fund has elected to be treated and intends to qualify and be treated each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund generally must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income from interests in “qualified publicly traded partnerships” (as defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (that is, any net long-term capital gains in excess of the sum of net short-term capital losses and any capital loss carryovers from prior years) properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”), if any, that it distributes to shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and any net capital gains. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. A Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain for Capital Gain Dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations permit a regulated investment company, in determining its taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November or December of that preceding year. The Funds intend generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that they will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from a Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long a Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of Capital Gain Dividends generally will be taxable as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced – in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets – for taxable years beginning before January 1, 2011. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. Distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.

The ultimate tax characterization of a Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that a Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

To the extent a Fund distributes capital gains in excess of the Fund’s net capital gains for the taxable year (as reduced by any available capital loss carryforwards from prior taxable years), and the distributions are supported by the Fund’s current and accumulated earnings and profits, the distributions will be taxable as ordinary dividend distributions, even though distributed excess amounts would not have been subject to tax if retained by a Fund. Moreover, in such cases, the capital loss carryforwards that will remain available for future years are reduced by the excess of current-year capital gains over current-year capital losses.

For taxable years beginning before January 1, 2011, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. It is currently unclear whether Congress will extend this provision for tax years beginning on or after January 1, 2011. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a PFIC.

In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

If a Fund, such as one of the Allianz Global Investors Solutions Funds, receives dividends from an Underlying Fund that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as qualified dividend income, then the Fund is permitted in turn to designate a portion of its distributions as qualified dividend income, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund.

A portion of the dividends paid by Funds that invest in stock of U.S. corporations may qualify for the deduction for dividends received by corporations (subject to certain conditions, including a 46-day holding period requirement). Dividends paid by other Funds generally are not expected to qualify for the deduction for dividends received by corporations.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.

If a Fund, such as one of the Allianz Global Investors Solutions Funds, receives dividends from an Underlying Fund that qualifies as a regulated investment company, and the Underlying Fund designates such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to designate its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided the Fund meets holding period and other requirements with respect to shares of the Underlying Fund.

A Fund’s investment in Underlying Funds can affect the amount, timing and character of distributions to shareholders of such Fund, relative to what those distributions otherwise might have been had the Fund invested directly in the securities owned by those Underlying Funds. For example, a Fund, such as one of the Allianz Global Investors Solutions Funds, will not be able to offset losses realized by one Underlying Fund against gains realized by another Underlying Fund in that taxable year. Instead, those losses will reduce the taxable income or gains of the Fund only at the earlier of (i) such time as they reduce gains recognized by the Underlying Fund that previously recognized the losses, or (ii) when the Fund disposes of shares of the Underlying Fund that recognized the losses. Moreover, even when such a Fund disposes of shares of an Underlying Fund, it will not be able to offset any capital loss from such disposition against its ordinary income (including distributions of any net short-term capital gain realized by another Underlying Fund), and part or all of such loss may be treated as a long-term capital loss, that will not be treated as favorably for federal income tax purposes as short-term capital loss.

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to a Fund’s sales of Underlying Fund shares that have generated losses. A wash sale occurs if shares of an Underlying Fund are sold by the Fund at a loss and the Fund acquires additional shares of that same Underlying Fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of Underlying Fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time. In addition to the wash-sale rules, certain related-party transaction rules may cause any losses generated by a Fund on the sale of an Underlying Fund’s shares to be deferred (or, in some cases, permanently disallowed) if the Fund and the Underlying Fund are part of the same “controlled group” (as defined in section 267(f) of the Code) at the time the loss is recognized. For instance, for these purposes, a Fund and an Underlying Fund will be part of the same controlled group if the Fund owns more than 50% of the total outstanding voting securities of the Underlying Fund.

As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund, such as one of the Allianz Global Investors Solutions Funds, will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the Underlying Funds, rather than investing in shares of the Underlying Funds. For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the Underlying Funds.

Taxable shareholders should note that the timing of their investment or redemptions could have undesirable tax consequences. Dividends and distributions on shares of a Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s current and accumulated earnings and profits, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of a Fund reflects gains that are either unrealized, or income or gains that are realized but not yet distributed. Such realized income and gains may be required to be distributed even when a Fund’s net asset value also reflects unrealized losses.

Sales, Exchange or Redemption of Shares

The sale, exchange or redemption of shares of a Fund may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Distributions received (or deemed received) by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Depending on a Fund’s percentage ownership in an Underlying Fund both before and after a redemption of Underlying Fund shares, the Fund’s redemption of shares of such Underlying Fund may cause the Fund to be treated as receiving a taxable dividend on the full amount of the redemption proceeds received instead of as receiving capital gain income on the amount by which the redemption proceeds exceed the Fund’s tax basis in the shares of the Underlying Fund. This would be the case where a Fund holds a significant interest in an Underlying Fund and redeems only a relatively small portion of such interest. It is possible that such a dividend would qualify as “qualified dividend income”; otherwise it would be taxable as ordinary income. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the Underlying Funds directly.

Options, Futures, Forward Contracts, Swap Agreements, Hedges, Straddles and Other Transactions

In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option. If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. The gain or loss with respect to any termination of the Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock will be short-term gain or loss. Thus, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

Certain covered call writing activities of a Fund may trigger the U.S. federal income tax straddle rules of Section 1092 of the Code, requiring that losses be deferred and holding periods be tolled on offsetting positions in options and stocks deemed to constitute substantially similar or related property. Options that are not “deep in the money” may give rise to qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income.

The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by a Fund on U.S. exchanges (including options on futures contracts, equity indices and debt securities) will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

To the extent such investments are permissible for a Fund, the Fund’s transactions in derivative financial instruments its hedging transactions generally, as well as short sales and similar transactions may be subject to one or more special tax rules (including mark-to-market, constructive sale, notional principal contract, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, to defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules, therefore, could affect the amount, timing and character of distributions to shareholders. Each Fund will monitor its transactions, will make appropriate tax elections and will make appropriate entries in its books and records in order to mitigate the effect of these rules.

To the extent such investments are permissible, certain of a Fund’s investments in derivative instruments, and in foreign-currency denominated instruments, and any of the Fund’s transactions in foreign currencies and its hedging activities are likely to produce a difference between the Fund’s book income and taxable income. If a Fund’s book income exceeds its taxable income (including realized capital gains), the distribution (if any) of such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment.

Short Sales

To the extent a Fund participates in short sales by contracting for the sale of stock it does not own and later purchasing stock necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions will likely increase the percentage of the Fund’s gains that are taxable to shareholders as ordinary income.

Original Issue Discount, Pay-In-Kind Securities, Market Discount and Commodity-Linked Notes

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. Increases in the principal amount of an inflation indexed bond will be treated as OID.

Some debt obligations (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income. In the case of higher-risk securities, the amount of market discount may be unclear. See “Higher-Risk Securities.”

Some debt obligations (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt obligations. Generally, a Fund will be required to include the acquisition discount, or OID, in income over the term of the debt obligation, even though payment of that amount is not received until a later time, usually when the debt obligation matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, pay-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Each Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of a Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Higher-Risk Securities

To the extent such investments are permissible for a Fund, that Fund may invest in debt obligations that are in the lowest rating categories or are unrated, including debt obligations of issuers not currently paying interest or who are in default. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. In limited circumstances, it may also not be clear whether a Fund should recognize market discount on a debt obligation, and if so, what amount of market discount the Fund should recognize. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest.

Interest paid on debt obligations owned by a Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Certain Investments in REITs

To the extent such investments are permissible for a Fund, a Fund may invest in REITs. Such investments in REIT equity securities may require a Fund to accrue and to distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. Each Fund’s investments in REIT equity securities may at other times result in a Fund’s receipt of cash in excess of the REIT’s earnings; if a Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

A Fund may invest directly or indirectly in residual interests of real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a REIT or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that “excess inclusion income” of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, should a Fund invest in such interests, it may not be a suitable investment for charitable remainder trusts, as noted below.

In general, “excess inclusion income” allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities subject to tax on unrelated business income (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity), thereby potentially requiring such an entity that is allocated excess inclusion income and otherwise might not be required to file a U.S. federal income tax return, to file such a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax (discussed below).

Tax-Exempt Shareholders

A tax-exempt shareholder could recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a regulated investment company that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a regulated investment company that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs are urged to consult their tax advisers concerning the consequences of investing in the Fund.

Private Equity and Hedge Funds

Private equity and hedge funds in which Funds, such as the Allianz Global Investors Solutions Funds, may invest, are most frequently treated as partnerships for U.S. federal income tax purposes. In such cases, the character of a private equity or hedge fund’s underlying income will pass through to a Fund investing in it on a gross basis (unreduced by expenses). As a result, a Fund’s investment in certain private equity and hedge funds may be limited by its intention to qualify as a regulated investment company.

Passive Foreign Investment Companies

Equity investments by a Fund in certain PFICs could potentially subject the Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. If a Fund, such as one of the Allianz Global Investors Solutions Funds, indirectly invests in PFICs by virtue of the Fund’s investments in Underlying Funds, it may not make such PFIC elections; rather, the Underlying Funds directly investing in the PFICs would decide whether to make such elections. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

A PFIC is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Foreign Currency Transactions

A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. A Fund’s use of foreign currency transactions may accelerate or increase the amount of ordinary income recognized by the shareholders.

Foreign Taxation

Income received by the Funds or Underlying Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit but not a deduction for such foreign taxes. Under current law, a Fund, such as one of the Allianz Global Investors Solutions Funds, cannot pass through to shareholders foreign tax credits borne in respect of foreign securities income earned by Underlying Funds. Foreign securities held indirectly through an Underlying Fund do not contribute to the above-mentioned 50% threshold.

Non-U.S. Shareholders

Capital Gain Dividends are not subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

Effective for taxable years of a regulated investment company beginning before January 1, 2010 (and for taxable years beginning January 1, 2011 if pending legislation discussed below is enacted), the regulated investment company is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within a foreign country that has inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the regulated investment company (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly designated by the regulated investment company (“short-term capital gain dividends). If a Fund, such as the Allianz Global Investors Solutions Funds, invests in an Underlying Fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly designated when paid by the Fund to foreign persons. This provision first applies to a Fund (1) with respect to its direct portfolio investments (if any) and, (2) with respect to the Fund’s investments in Underlying Funds (if any), with respect to distributions from such Underlying Funds that are received by the Fund. Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2010, these special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2010. Pending legislation proposes to extend the exemption from withholding for interest-related dividends and short-term capital gain dividends for one additional year, i.e., for dividends with respect to taxable years beginning on or after January 1, 2010 but before January 1, 2011. As of the date of this Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be. Depending on the circumstances, a Fund may make designations of interest-related or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. These exemptions from withholding will not be available to foreign shareholders of Funds that do not currently make such designations with respect to their respective distributions to shareholders.

In the case of shares held through an intermediary, the intermediary may withhold even if the Fund chooses to make a designation with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if the Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If the Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2010, this “look-through” USRPI treatment for distributions by the Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders would apply only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT that the Fund is required to treat as USRPI gain in its hands. Pending legislation proposes to extend the “look-through” provisions applicable before January 1, 2010 described above for one additional year, i.e., to distributions made on or after January 1, 2010 but before January 1, 2011. However, as of the date of this Statement of Additional Information, it is unclear whether such legislation will be enacted and, if enacted, what the terms of the extension will be.

In addition, if the Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Whether or not a Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Funds do not expect to be USRPHCs. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Fund.

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in a Fund should consult their tax advisers in this regard.

A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Other Taxation

From time to time, certain of the Trust’s series may be considered under the Code to be “nonpublicly offered regulated investment companies.” Pursuant to Treasury Department regulations, certain expenses of nonpublicly offered regulated investment companies, including advisory fees, may be deductible by certain shareholders, generally including individuals and entities that compute their taxable income in the same manner as an individual (thus, for example, a qualified pension plan is not subject to this rule). Such a shareholder’s pro rata portion of the “affected RIC expenses” will be treated as an additional dividend to the shareholder and will be deductible by such shareholder, subject to the 2% “floor” on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code. A regulated investment company generally will be classified as nonpublicly offered unless it either has at least 500 shareholders at all times during a taxable year or continuously offers shares pursuant to a public offering.

OTHER INFORMATION

Capitalization

The Trust is a Massachusetts business trust established under an Agreement and Declaration of Trust on January 10, 2008. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In the event a Fund liquidates, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Shares begin earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Net investment income from interest and dividends, if any, will be declared and paid at least annually to shareholders of record by the Funds. Any net capital gains from the sale of portfolio securities will be distributed no less frequently than once annually. Net short-term capital gains may be paid more frequently. Dividend and capital gain distributions of a Funds will be reinvested in additional shares of that Fund or Portfolio unless the shareholder elects to have the distributions paid in cash.

Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Amended and Restated Agreement and Declaration of Trust (the “Declaration of Trust”) disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its obligations, and thus should be considered remote.

Additional Performance Information

From time to time the Trust may make available certain information about the performance of some or all classes of shares of some or all of the Funds. Information about a Fund’s performance is based on that Fund’s (or its predecessor’s) record to a recent date and is not intended to indicate future performance.

The total return of the classes of shares of the Funds may be included in advertisements or other written material. When a Fund’s total return is advertised, it will be calculated for the past year, the past five years, and the past ten years (or if the Fund has been offered for a period shorter than one, five or ten years, that period will be substituted) since the establishment of the Fund (or its predecessor series), as more fully described below. For periods prior to the initial offering date of the advertised class of shares, total return presentations for such class will be based on the historical performance of an older class of the Fund (if any) restated, as necessary, to reflect any different sales charges and/or operating expenses (such as different management fees and/or 12b-1/servicing fee charges) associated with the newer class. In certain cases, such a restatement will result in performance that is higher than if the performance of the older class were not restated to reflect the different operating expenses of the newer class. In such cases, the Trust’s advertisements will also, to the extent appropriate, show the lower performance figure reflecting the actual operating expenses incurred by the older class for periods prior to the initial offering date of the newer class. Total return for each class is measured by comparing the value of an investment in the Fund at the beginning of the relevant period to the redemption value of the investment in the Fund at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions at net asset value). Total return may be advertised using alternative methods that reflect all elements of return, but that may be adjusted to reflect the cumulative impact of alternative fee and expense structures.

The Funds may also provide current distribution information to their shareholders in shareholder reports or other shareholder communications, or in certain types of sales literature provided to prospective investors. Current distribution information for a particular class of a Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the relevant class net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as options and futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what a class of a Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund’s actual net investment income for that period.

Performance information is computed separately for each class of a Fund. Each Fund may from time to time include the total return of each class of its shares in advertisements or in information furnished to present or prospective shareholders. The Funds may from time to time include the yield and total return of each class of their shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements the total return of each class and the ranking of those performance figures relative to such figures for groups of mutual funds categorized by Lipper Inc. or another third party as having the same or similar investment objectives, policies and/or strategies. Information provided to any newspaper or similar listing of the Fund’s net asset values and public offering prices will separately present each class of shares. The Funds also may compute current distribution rates and use this information in their Prospectuses and Statement of Additional Information, in reports to current shareholders, or in certain types of sales literature provided to prospective investors.

Investment results of the Funds will fluctuate over time, and any representation of the Funds’ total return or yield for any prior period should not be considered as a representation of what an investor’s total return or yield may be in any future period. The Trust’s Annual and Semi-Annual Reports contain additional performance information for the Funds and are available upon request, without charge, by calling the telephone numbers listed on the cover of this Statement of Additional Information.

The Nicholas-Applegate International Growth Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the NACM International Growth Fund on February 2, 2009. Performance information shown for periods prior to February 2, 2009 (including that presented in any advertisements for the NACM International Growth Fund) is based upon the historical performance of the NACM International Growth Fund’s predecessor fund, the Nicholas-Applegate International Growth Fund, adjusted as set forth herein.

The Nicholas-Applegate U.S. Convertible Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the NACM Convertible Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the NACM Convertible Fund) is based upon the historical performance of the NACM Convertible Fund’s predecessor fund, the Nicholas-Applegate U.S. Convertible Fund, adjusted as set forth herein.

The Nicholas-Applegate U.S. High Yield Bond Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the NACM High Yield Bond Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the NACM High Yield Bond Fund) is based upon the historical performance of the NACM High Yield Bond Fund’s predecessor fund, the Nicholas-Applegate U.S. High Yield Bond Fund, adjusted as set forth herein.

The Nicholas-Applegate U.S. Emerging Growth Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the NACM Emerging Growth Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the NACM Emerging Growth Fund) is based upon the historical performance of the NACM Emerging Growth Fund’s predecessor fund, the Nicholas-Applegate U.S. Emerging Growth Fund, adjusted as set forth herein.

The Nicholas-Applegate International Growth Opportunities Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the NACM International Growth Opportunities Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the NACM International Growth Opportunities Fund) is based upon the historical performance of the NACM International Growth Opportunities Fund’s predecessor fund, the Nicholas-Applegate International Growth Opportunities Fund, adjusted as set forth herein.

The Nicholas-Applegate U.S. Micro Cap Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the NACM Micro Cap Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the NACM Micro Cap Fund) is based upon the historical performance of the NACM Micro Cap Fund’s predecessor fund, the Nicholas-Applegate U.S. Micro Cap Fund, adjusted as set forth herein.

The Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the NACM Small to Mid Cap Growth Fund on April 12, 2010. Performance information shown for periods prior to the reorganization (including that presented in any advertisements for the NACM Small to Mid Cap Growth Fund) is based upon the historical performance of the NACM Small to Mid Cap Growth Fund’s predecessor fund, the Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, adjusted as set forth herein.

The Nicholas-Applegate U.S. Ultra Micro Cap Fund, formerly a series of Nicholas-Applegate Institutional Funds, reorganized into the NACM U.S. Ultra Micro Cap Fund on April 12, 2010. Performance information shown for periods prior to the reorganization

(including that presented in any advertisements for the NACM U.S. Micro Cap Fund) is based upon the historical performance of the NACM U.S. Micro Cap Fund’s predecessor fund, the Nicholas-Applegate U.S. Ultra Micro Cap Fund, adjusted as set forth herein.

The RCM Global EcoTrendsSM Fund, a continuously offered closed-end “interval” fund, reorganized into the RCM Global EcoTrendsSM Fund on September 2, 2008. Performance information shown for periods prior to September 2, 2008 (including that presented in any advertisements for the RCM Global EcoTrendsSM Fund) is based upon the historical performance of the RCM Global EcoTrendsSM Fund’s predecessor fund, the RCM Global EcoTrendsSM Fund, adjusted as set forth herein.

The Allianz Global Investors Multi-Style Fund, formerly a series of the Allianz Funds, reorganized into the Allianz Global Investors Solutions Core Allocation Fund on May 4, 2009. Performance information shown for periods prior to May 4, 2009 (including that presented in advertisements for the Allianz Global Investors Solutions Core Allocation Fund) is based upon the historical performance of the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, the Allianz Global Investors Multi-Style Fund, adjusted as set forth herein.

Calculation of Total Return

Quotations of average annual total return for a Fund, or a class of shares thereof, will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund or class over periods of one, five, and ten years (up to the life of the Fund), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Except as noted below, all total return figures reflect the deduction of a proportionate share of Fund or class expenses on an annual basis, and assume that (i) the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 payment and that the maximum contingent deferred sales charge, if any, is deducted at the times, in the amounts, and under the terms disclosed in the Prospectuses and (ii) all dividends and distributions are reinvested when paid. Quotations of total return may also be shown for other periods. The Funds may also, with respect to certain periods of less than one year, provide total return information for that period that is unannualized. Under applicable regulations, any such information is required to be accompanied by standardized total return information.

Funds may have had adviser and sub-adviser changes during the periods for which performance is shown below. The same or other Funds may have changed their investment objectives, policies and/or strategies during such periods. All such changes would be discussed in the Prospectuses, and elsewhere in this Statement of Additional Information. Such Funds would not necessarily have achieved the results shown under their current investment management arrangements and/or investment objectives, policies and strategies.

***

The following table sets forth the average annual total return of certain classes of shares of the RCM Global EcoTrendsSM Fund (which was previously the RCM Global EcoTrendsSM Fund, a continuously offered closed-end “interval” fund, prior to its reorganization as a Fund of the Trust on September 2, 2008) for periods ended November 30, 2009. Accordingly, “Inception Date of Fund” refers to the inception date of the Fund’s predecessor fund. The predecessor fund did not offer shares corresponding to the Fund’s Class C, Class D, Class P or Institutional Class shares. For periods prior to the “Inception Date” of a particular class of the RCM Global EcoTrendsSM Fund’s shares, total return presentations for the class are based on the historical performance of the Class A shares of the RCM Global EcoTrendsSM Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees. Please see the Fund Summaries in the Prospectuses for more detailed information about the Fund’s fees and expenses.

Average Annual Total Return for Periods Ended November 30, 2009*

Fund	Class	1 Year	5 Years	10 Years	Since Inception of Fund (Annualized)		Inception Date of Fund**	Inception Date of Class
RCM Global EcoTrendsSM	Class A	20.53%	N/A	N/A	-6.24%		1/31/2007	1/31/2007
	Class C	25.59%	N/A	N/A	-4.95%			9/2/2008
	Class D	27.52%	N/A	N/A	-4.24	%#		9/2/2008
	Class P	27.81%	N/A	N/A	-4.01	%#		9/2/2008
	Institutional	27.87%	N/A	N/A	-3.95	%#		9/2/2008

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A and C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.
**

The Average Annual Total Returns of the RCM Global EcoTrendsSM Fund’s predecessor fund from the date of the predecessor fund’s inception on January 31, 2007 through September 2, 2008, the date of its reorganization into the Trust, was 15.83%.

(#)	Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted class resulted in performance for the period shown that is higher than if the performance of the oldest class (Class A) was not adjusted to reflect the lower operating expenses of the newer class.

The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by tacking to such newer classes’ historical performance the actual performance (with adjustment for actual sales charges) of the older class of shares, with its higher operating expenses, for periods prior to the Inception Date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class.

Total Return for Periods Ended November 30, 2009

(with no adjustment for operating expenses of the noted

classes for periods prior to their inception dates)

Fund	Class	1 Year	5 Years	10 Years	Since Inception Date of Fund (Annualized)
RCM Global EcoTrendsSM	Class D	—	—	—	-4.33%
	Class P	—	—	—	-4.23%
	Institutional	—	—	—	-4.22%

***

The following table sets forth the average annual total return of certain classes of shares of the NACM Predecessor Funds for periods ended November 30, 2009. The NACM International Growth Fund, a newly formed series of the Trust, reorganized on February 2, 2009, when the Nicholas-Applegate International Growth Fund reorganized into the NACM International Growth Fund by transferring substantially all of its assets and liabilities to the NACM International Growth Fund in exchange for Institutional Class shares of the NACM International Growth Fund. Accordingly, “Inception Date of Fund” refers to the inception date of the Nicholas-Applegate International Growth Fund, the NACM International Growth Fund’s predecessor fund. The Nicholas-Applegate International Growth Fund, the NACM International Growth Fund’s predecessor fund, did not offer shares corresponding to the Fund’s Class A, Class C, Class D, Class R or Class P shares. For periods prior to the “Inception Date” of a particular class of the NACM International Growth Fund’s shares, total return presentations for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate International Growth Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees. The NACM Convertible, NACM High Yield Bond, NACM International Growth Opportunities, NACM Emerging Growth, NACM Small to Mid Cap Growth, NACM Micro Cap and NACM Ultra Micro Cap Funds, newly formed series of the Trust, reorganized on April 12, 2010, when the Nicholas-Applegate U.S. Convertible, U.S. High Yield Bond, International Growth Opportunities, U.S. Emerging Growth, U.S. Small to Mid Cap Growth, U.S. Micro Cap and U.S. Ultra Micro Cap Funds reorganized into the NACM Convertible, NACM High Yield Bond, NACM International Growth Opportunities, NACM Emerging Growth, NACM Small to Mid Cap Growth, NACM Micro Cap and NACM Ultra Micro Cap Funds, respectively, by transferring substantially all of their assets and liabilities into the NACM Convertible, NACM High Yield Bond, NACM International Growth Opportunities, NACM Emerging Growth, NACM Small to Mid Cap Growth, NACM Micro Cap and NACM Ultra Micro Cap Funds in exchange for Class P and Institutional Class shares of the NACM Convertible Fund, Institutional Class shares of the NACM High Yield Bond Fund, Class P and Institutional Class shares of the NACM International Growth Opportunities Fund, Institutional Class shares of the NACM Emerging Growth Fund, Institutional Class shares of the NACM Small to Mid Cap Growth Fund, Institutional Class shares of the NACM Micro Cap Fund and Institutional Class shares of the NACM Ultra Micro Cap Fund, respectively. Accordingly, “Inception Date of Fund” for these Funds refers to the inception date of their Nicholas-Applegate predecessor series. The Nicholas-Applegate predecessor series of each of these Funds did not offer shares corresponding to the Funds’ Class A, Class B, Class C, Class D, Class P (except for NACM Convertible and NACM International Growth Opportunities Funds as noted above), Class R or Administrative Class shares. For periods prior to the “Inception Date” of a particular class of the NACM Convertible, NACM High Yield Bond, NACM International Growth Opportunities, NACM Emerging Growth, NACM Small to Mid Cap Growth, NACM Micro Cap and NACM Ultra Micro Cap Funds’ shares, total return presentations for the class are based on the historical performance of the Class I shares of the Nicholas-Applegate U.S. Convertible Fund, Class I shares of the Nicholas-Applegate U.S. High Yield Bond Fund, Class II shares (and Class I shares prior to the inception of Class II) of the Nicholas-Applegate International Growth Opportunities Fund (except for the Fund’s Class P shares, for which total return presentations are based solely on Class I), Class I shares of the Nicholas-Applegate U.S. Emerging Growth Fund, Class I shares of the Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, Class I shares of the Nicholas-Applegate U.S. Micro Cap Fund and Class I shares of the Nicholas-Applegate U.S. Ultra Micro Cap Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees (which were not paid by the predecessor Nicholas-Applegate Funds) and different administrative fee and advisory fee charges.

Average Annual Total Return for Periods Ended November 30, 2009*

Fund	Class	1 Year	5 Years	10 Years	Since Inception Date of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
NACM International Growth(1)	Class A	21.50%	4.25%	-0.40%	6.18%	12/27/1996	2/2/2009
	Class C	26.64%	4.65%	-0.59%	5.85%		2/2/2009
	Class D	28.57%	5.44%	0.16%	6.64%		2/2/2009
	Class R	28.23%	5.17%	-0.10%	6.37%		2/2/2009
	Class P	28.91%	5.71%	0.42%	6.92%		2/2/2009
	Institutional	29.21%	5.85%	0.54%	7.04%		12/27/1996
NACM Convertible Fund(2)	Class A	31.86%	4.91%	3.51%	9.50%	4/19/1993	4/12/2010
	Class C	37.50%	5.31%	3.33%	9.06%		4/12/2010
	Class D	39.53%	6.10%	4.10%	9.87%		4/12/2010
	Class R	39.19%	5.84%	3.84%	9.60%		4/12/2010
	Class P	39.83%	6.34%	4.33%	10.12%		6/7/2010
	Institutional	39.98%	6.44%	4.44%	10.23%		4/19/1993
	Administrative	39.53%	6.10%	4.10%	9.87%		4/12/2010
NACM High Yield Bond Fund(3)	Class A	41.94%	4.32%	5.04%	6.95%	7/31/1996	4/12/2010
	Class C	48.10%	4.72%	4.85%	6.60%		4/12/2010
	Class D	50.20%	5.51%	5.64%	7.40%		4/12/2010
	Class R	49.83%	5.24%	5.38%	7.13%		4/12/2010
	Class P	50.42%	5.66%	5.80%	7.56%		4/12/2010
	Institutional	50.89%	6.00%	6.13%	7.91%		7/31/1996
	Administrative	50.20%	5.51%	5.64%	7.40%		4/12/2010
NACM International Growth Opportunities(4)	Class A	49.46%	7.69%	4.98%	12.82%	12/31/1997	4/12/2010
	Class C	56.00%	8.11%	4.78%	12.52%		4/12/2010
	Class D	58.16%	8.91%	5.57%	13.36%		4/12/2010
	Class R	57.77%	8.65%	5.31%	13.08%		4/12/2010
	Class P	58.25%	9.21%	5.91%	13.75%		4/12/2010
	Institutional	58.81%	9.37%	6.01%	13.84%		12/31/1997
	Administrative	58.16%	8.91%	5.57%	13.36%		4/12/2010
NACM Emerging Growth Fund(5)	Institutional	41.75%	2.98%	-1.62%	5.69%	10/1/1993	10/1/1993
NACM Small to Mid Cap Growth Fund(6)	Institutional	40.49%	N/A	N/A	-9.21%	7/31/2007	7/31/2007
NACM Micro Cap Fund(7)	Institutional	27.37%	0.81%	2.85%	10.07%	7/12/1995	7/12/1995
NACM Ultra Micro Cap Fund(8)	Institutional	47.85%	N/A	N/A	-5.96%	1/28/2008	1/28/2008

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A and C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.

(1)

The Nicholas-Applegate International Growth Fund was a series of Nicholas-Applegate Institutional Funds prior to its reorganization into the NACM International Growth Fund on February 2, 2009. The Prospectuses of the NACM International Growth Fund disclose performance information for Class I shares of the predecessor fund, adjusted to reflect the actual administrative fees and other expenses of the Fund’s Institutional Class shares. The actual performance of Class I shares of the predecessor fund, without adjustment for the NACM International Growth Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

(2)

The Nicholas-Applegate U.S. Convertible Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the NACM Convertible Fund on April 12, 2010. The Prospectuses of the NACM Convertible Fund disclose performance information for Class I shares of the predecessor fund. The actual performance of Class I shares of the predecessor fund, without adjustment for the NACM Convertible Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

(3)

The Nicholas-Applegate U.S. High Yield Bond Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the NACM High Yield Bond Fund on April 12, 2010. The Prospectuses of the NACM High Yield Bond Fund disclose performance information for Class I shares of the predecessor fund. The actual performance of Class I shares of the predecessor fund, without adjustment for the NACM High Yield Bond Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

(4)

The Nicholas-Applegate International Growth Opportunities Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the NACM International Growth Opportunities Fund on April 12, 2010. The Prospectuses of the NACM International Growth Opportunities Fund disclose performance information for Class I and II shares of the predecessor fund. The actual performance of Class I and II shares of the predecessor fund, without adjustment for the NACM International Growth Opportunities Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

(5)

The Nicholas-Applegate U.S. Emerging Growth Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the NACM Emerging Growth Fund on April 12, 2010. The Prospectuses of the NACM Emerging Growth Fund disclose performance information for I shares of the predecessor fund. The actual performance of Class I shares of the predecessor fund, without adjustment for the NACM Emerging Growth Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

(6)

The Nicholas-Applegate U.S. Small to Mid Cap Growth Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the NACM Small to Mid Cap Growth Fund on April 12, 2010. The Prospectuses of the NACM Small to Mid Cap Growth Fund disclose performance information for Class I shares of the predecessor fund. The actual performance of Class I shares of the predecessor fund, without adjustment for the NACM Small to Mid Cap Growth Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

(7)

The Nicholas-Applegate U.S. Micro Cap Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the NACM Micro Cap Fund on April 12, 2010. The Prospectuses of the NACM Micro Cap Fund disclose performance information for Class I shares of the predecessor fund. The actual performance of Class I shares of the predecessor fund, without adjustment for the NACM Micro Cap Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

(8)

The Nicholas-Applegate U.S. Ultra Micro Cap Fund was a series of Nicholas-Applegate Institutional Funds until its reorganization into the NACM Ultra Micro Cap Fund on April 12, 2010. The Prospectuses of the NACM Ultra Micro Cap Fund disclose performance information for Class I shares of the predecessor fund. The actual performance of Class I shares of the predecessor fund, without adjustment for the NACM Ultra Micro Cap Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods, is provided below.

Average Annual Total Returns (as of November 30, 2009)†

Fund	Class	1 Year	5 Years	10 Years	Since Inception Date of Fund (Annualized)	Inception Date of Fund
Nicholas-Applegate International Growth Fund†	Class I	-46.83%	4.01%	2.01%	5.37%	12/27/1996
Nicholas-Applegate U.S. Convertible Fund	Class I	39.98	6.44	4.43	10.23	4/19/1993
Nicholas-Applegate U.S. High Yield Bond Fund	Class I	50.89	6.00	6.13	7.90	7/31/1996
Nicholas-Applegate International Growth Opportunities Fund	Class I	58.52	9.21	5.91	13.75	12/31/1997
	Class II	58.81	9.37	6.01	13.84	12/31/1997
Nicholas-Applegate Emerging Growth Funds	Class I	41.75	3.00	-1.61	5.70	10/1/1993
Nicholas-Applegate U.S. Small to Mid Cap Growth Fund	Class I	40.49	N/A	N/A	-9.21	7/31/2007
Nicholas-Applegate U.S. Micro Cap Fund	Class I	27.37	0.81	2.85	10.07	7/12/1995
Nicholas-Applegate U.S. Ultra Micro Cap Fund	Class I	47.85	N/A	N/A	-5.96	1/28/2008

†	Returns for the Nicholas-Applegate International Growth Fund are as of November 30, 2008, the most recent period prior to its reorganization into the Allianz NACM International Growth Fund on February 2, 2009.

The following table sets forth the average annual total return of certain classes of shares of the Allianz Global Investors Solutions Core Allocation Fund for periods ended December 31, 2009. The Allianz Global Investors Solutions Core Allocation Fund, a newly formed series of the Trust, reorganized on May 4, 2009, when the Allianz Global Investors Multi-Style Fund reorganized into the Allianz Global Investors Solutions Core Allocation Fund by transferring substantially all of its assets and liabilities to the Allianz Global Investors Solutions Core Allocation Fund in exchange for shares of the Allianz Global Investors Solutions Core Allocation Fund. Accordingly, “Inception Date of Fund” refers to the inception date of the Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund. The Allianz Global Investors Multi-Style Fund, the Allianz Global Investors Solutions Core Allocation Fund’s predecessor fund, did not offer shares corresponding to the Fund’s Class D, Class P, Class R, and Administrative Class shares. For periods prior to the “Inception Date” of a particular class of the Allianz Global Investors Solutions Core Allocation Fund’s shares, total return presentations for the class are based on the historical performance of the Class A or Institutional Class shares of the Allianz Global Investors Multi-Style Fund, adjusted, as necessary, to reflect any current sales charges (including any contingent deferred sales charges) associated with the newer class and any different operating expenses associated with the newer class, such as 12b-1 distribution and servicing fees.

Average Annual Total Return for Periods Ended December 31, 2009*

Fund	Class	1 Year	5 Years	10 Years	Since Inception Date of Fund (Annualized)	Inception Date of Fund	Inception Date of Class
Allianz Global Investors Solutions Core Allocation Fund**	Class A	23.79%	2.49%	3.60%	4.72%	9/30/1998	9/30/1998
	Class B	24.96%	2.53%	3.65%	4.75%		9/30/1998
	Class C	29.08%	2.88%	3.41%	4.47%		9/30/1998
	Class D	30.97%	3.67%	4.20%	5.26%		5/4/2009
	Class R	30.60%	3.40%	3.94%	4.99%		5/4/2009
	Class P	31.27%#	3.88%#	4.41%#	5.47%#		5/4/2009
	Institutional	31.52%	4.19%	4.71%	5.79%#		2/26/1999
	Administrative	30.99%#	3.71%#	4.25%#	5.31%#		5/4/2009

*	Average annual total return presentations for a particular class of shares assume payment of the current maximum sales charge (if any) applicable to that class at the time of purchase and assume that the maximum CDSC (if any) for Class A, B and C shares was deducted at the times, in the amounts, and under the terms discussed in the Retail Prospectus.
**	The Allianz Global Investors Multi-Style Fund was a series of Allianz Funds prior to its reorganization into the Allianz Global Investors Solutions Core Allocation Fund on May 4, 2009. The Prospectuses of the Allianz Global Investors Solutions Core Allocation Fund disclose performance information for Class A, Class B, Class C and Institutional Class of the predecessor fund, adjusted to reflect the actual administrative fees and other expenses of the Fund’s corresponding classes. The actual performance of Class A, Class B, Class C and Institutional Class shares of the predecessor fund, without adjustment for the Allianz Global Investors Solutions Core Allocation Fund’s current expenses but taking into account any applicable expenses subsidies, waivers and offsets during the applicable periods is provided below.
(#)	Where noted, the method of adjustment used in the table above for periods prior to the Inception Date of the noted class resulted in performance for the period shown that is higher than if the performance of the oldest class (Class A) was not adjusted to reflect the lower operating expenses of the newer class.

The following table shows the lower performance figures that would be obtained if the performance for newer classes with lower operating expenses were calculated by tacking to such newer classes’ historical performance the actual performance (with adjustment for actual sales charges) of the older class of shares, with its higher operating expenses, for periods prior to the Inception Date of the newer class (i.e., the total return presentations below are based, for periods prior to the Inception Date of the noted classes, on the historical performance of the older class adjusted to reflect the current sales charges (if any) associated with the newer class, but not reflecting lower operating expenses associated with the newer class.

Total Return for Periods Ended November 30, 2009

(with no adjustment for operating expenses of the noted

classes for periods prior to their inception dates)

Fund	Class	1 Year	5 Years	10 Years	Since Inception Date of Fund (Annualized)
Allianz Global Investors Solutions Core Allocation Fund**	Class P	31.16%	3.68%	4.20%	5.26%
	Institutional	—	—	—	5.46%
	Administrative	30.96%	3.65%	4.19%	5.25%

Average Annual Total Returns (as of May 1, 2009)

Fund	Class	1 Year	5 Years	10 Years	Since Inception Date of Fund (Annualized)	Inception Date of Class
Allianz Global Investors Multi-Style Fund	Class A	-31.1%	-0.74%	1.88%	2.79%	9/30/1998
	Class B	-31.06%	-0.65%	1.92%	2.83%	9/30/1998
	Class C	-28.32%	-0.33%	1.69%	2.60%	9/30/1998
	Institutional	-26.72%	0.95%	3.00%	3.90%	2/26/1999

Voting Rights

Under the Declaration of Trust, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. Shareholders may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust. In the event that such a request was made, the Trust has represented that it would assist with any necessary shareholder communications. Shareholders of a class of shares have different voting rights with respect to matters that affect only that class.

Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). All classes of shares of the Funds have identical voting rights except that each class of shares has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Each class of shares has exclusive voting rights with respect to matters pertaining to any distribution or servicing plan or agreement applicable to that class. These shares are entitled to vote at meetings of shareholders. Matters submitted to shareholder vote must be approved by each Fund separately except (i) when required by the 1940 Act shares shall be voted together and (ii) when the Trustees have determined that the matter does not affect all series of the Trust, then only shareholders of the series affected shall be entitled to vote on the matter. All classes of shares of the Funds will vote together, except with respect to the Distribution and Servicing Plan applicable to Class A, Class B, Class C or Class R shares, to the Distribution or Administrative Services Plans applicable to Administrative Class shares, to the Management Agreement as applicable to a particular class or classes, or when a class vote is required as specified above or otherwise by the 1940 Act.

The Trust’s shares do not have cumulative voting rights. Therefore, the holders of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees.

The Allianz Global Investors Solutions Funds will vote shares of each Underlying Fund that they own in their discretion in accordance with their proxy voting policies.

Certain Ownership of Trust Shares

As of March 1, 2010, the Trust believes that the Trustees and officers of the Trust, as a group, owned less than one percent of each class of each Fund and of the Trust as a whole, except that with respect to the Allianz Global Investors Solutions Retirement Income Fund, Trustees and officers of the Trust, as a group, owned 6.76% of Institutional Class shares of the Fund.

Appendix B lists persons who own of record 5% or more of the noted class of shares of the Funds as of the dates noted, as well as information about owners of 25% or more of the outstanding shares of beneficial interest of the Funds, and therefore may be presumed to “control” the specified Fund, as that term is defined in the 1940 Act. To the extent a shareholder “controls” a Fund, it may not be possible for matters subject to a vote of a majority of the outstanding voting securities of a Fund to be approved without the affirmative vote of such shareholder, and it may be possible for such matters to be approved by such shareholder without the affirmative vote of any other shareholders.

Custodian

State Street Bank & Trust Co. (“State Street”), 801 Pennsylvania Avenue, Kansas City, Missouri 64105, serves as custodian for assets of all Funds, including as custodian of the Trust for the custody of the foreign securities acquired by those Funds that invest in foreign securities. Under the agreement, State Street may hold foreign securities at its principal offices and its branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

Pursuant to rules or other exemptions under the 1940 Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is currently made by the Trust’s “foreign custody manager” (currently, its custodian) following a consideration of a number of factors. Currently, the Board of Trustees reviews annually the continuance of foreign custodial arrangements for the Trust, but reserves the right to discontinue this practice as permitted by Rule 17f-5. No assurance can be given that the appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Funds will not occur, and shareholders bear the risk of losses arising from these or other events.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers, LLP, 300 Madison Avenue, New York, NY 10017, serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers, LLP provides audit services, audit-related services, tax services and other services relating to SEC filings.

Transfer and Shareholder Servicing Agents

Boston Financial Data Services, Inc., 30 Dan Road, Canton, Massachusetts 02021-2809, serves as the Transfer and Shareholder Servicing Agent for the Trust’s Class A, Class B, Class C, Class D and Class R shares. Boston Financial Data Services, Inc., 330 West 9th Street, 5th Floor, Kansas City, Missouri 64105 serves as the Transfer Agent for the Trust’s Class P, Institutional Class and Administrative Class shares.

Legal Counsel

Ropes & Gray LLP, One International Place, Boston, Massachusetts 02110, serves as legal counsel to the Trust.

Registration Statement

This Statement of Additional Information and the Prospectuses do not contain all of the information included in the Trust’s registration statements filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statements, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the relevant registration statement, each such statement being qualified in all respects by such reference.

Forward-Looking Statements

The Trust’s Prospectuses and this Statement of Additional Information include forward-looking statements. All statements other than statements of historical facts contained in the prospectuses and this Statement of Additional Information, including statements regarding Funds investment strategies, are forward-looking statements. The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to the Funds, are intended to identify forward-looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions, some of which are described in the prospectuses and in this Statement of Additional Information. In addition, the Funds’ past results do not necessarily indicate their future results. You should not rely upon forward-looking statements as predictions of future events or performance. You cannot be assured that the events and circumstances reflected in the forward-looking statements will be achieved or occur.

Financial Statements

Audited financial statements for the Allianz Global Investors Solutions 2015, Allianz Global Investors Solutions 2020, Allianz Global Investors 2030, Allianz Global Investors 2040, Allianz Global Investors 2050, Allianz Global Investors Retirement Income, Allianz Global Investors Growth Allocation, Allianz Global Investors Solutions Core Allocation, NACM International Growth, NFJ Global Dividend Value, RCM All Horizons, RCM Disciplined Equity, RCM Global EcoTrendsSM , RCM Global Water and RCM International Opportunities Funds as of November 30, 2009, for the fiscal year then ended, including notes thereto, and the reports of PricewaterhouseCoopers, LLP thereon, are incorporated by reference from the Trust’s November 30, 2009 Annual Reports. The Trust’s November 30, 2009 Annual Reports were filed electronically with the SEC on February 4, 2010 (Accession No.0001193125-10-021852). The RCM China Equity Fund recently commenced operations and therefore does not appear in the Trust’s recent Annual Report.

Audited financial statements for the fiscal year ending November 30, 2009 of the Nicholas-Applegate U.S. Convertible Fund, Nicholas-Applegate U.S. High Yield Bond Fund, Nicholas-Applegate International Growth Opportunities Fund, Nicholas-Applegate U.S. Emerging Growth Fund, Nicholas-Applegate U.S. Small to Mid Cap Growth Fund, Nicholas-Applegate U.S. Micro Cap Fund and Nicholas-Applegate U.S. Ultra Micro Cap Fund, series of the open-end Nicholas-Applegate Institutional Funds trust that were the NACM Convertible, NACM High Yield Bond, NACM International Growth Opportunities, NACM Emerging Growth, NACM Small to Mid Cap Growth, NACM Micro Cap and NACM Ultra Micro Cap Funds’ predecessor funds, respectively, are incorporated by reference from the Nicholas-Applegate Institutional Funds’ November 30, 2009 Annual Report. The Nicholas-Applegate Institutional Funds’ November 30, 2009 Annual Report was filed electronically with the SEC on February 8, 2010 (Accession No. 0001144204-10-005944).

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Certain of the Funds make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the Manager’s or Sub-Adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch, or, if unrated, determined by the Manager or a Sub-Adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds that are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds that are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds that are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds that are rated C are the lowest rated class of bonds. Issues rated C can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries that carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and either the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the U.S. Securities Act of 1933 or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days – including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment – capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; protection afforded by , and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment Grade

AAA: An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

CI: The rating CI is reserved for income bonds on which no interest is being paid.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Active Qualifiers

Provisional ratings: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the “p”; subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’

subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

Preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Short Term Issue Credit Ratings

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1: A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2: A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3: A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Dual Ratings: Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor. Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Fitch, Inc.

Long-Term Credit Ratings

Investment Grade

AAA: Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB: Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).

CCC: For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘RR2’ (superior), or ‘RR3’ (good) or ‘RR4’ (average).

CC: For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘RR4’ (average) or ‘RR5’ (below average).

C: For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘RR6’ (poor).

RD: Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations. .

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

•	Failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

•	The bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor;

•	The distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Recovery Ratings

Fitch Ratings’ assigns Recovery Ratings to securities and issues. These currently are published for most individual obligations of issuers with IDRs in the ‘B’ rating category and below and to structured finance securities that become distressed or have defaulted and are rated in the ‘B’ rating category and below. New issue structured finance securities typically are not assigned a Recovery Rating.

Recoveries gain in importance at lower rating levels because the likelihood of default in the near to medium term is often quite high and differences in recovery values have a more meaningful impact on loss expectations. Among the factors that affect recovery rates for an entity’s security are the collateral, the seniority relative to other obligations in the capital structure, and the company’s expected value in distress. For structured finance securities, the combination of tranche size, relative seniority, and structural features influence recovery values.

The Recovery Scale is based upon the expected relative recovery characteristics of an obligation upon the curing of a default, emergence from insolvency or following a liquidation or termination of the obligor or its associated collateral. As such, it is an ordinal scale and does not attempt to precisely predict a given level of recovery.

Recovery Ratings Scale

RR1: Outstanding recovery prospects given default.

RR2: Superior recovery prospects given default.

RR3: Good recovery prospects given default.

RR4: Average recovery prospects given default.

RR5: Below average recovery prospects given default.

RR6: Poor recovery prospects given default.

While recovery ratings are in relative terms, Fitch does employ recovery bands in its ratings approach.

RR1 rated securities have characteristics in line with securities historically recovering 91%-100% of current principal and related interest.

RR2 rated securities have characteristics in line with securities historically recovering 71%-90% of current principal and related interest.

RR3 rated securities have characteristics in line with securities historically recovering 51%-70% of principal and related interest.

RR4 rated securities have characteristics in line with securities historically recovering 31%-50% of current principal and related interest.

RR5 rated securities have characteristics in line with securities historically recovering 11%-30% of current principal and related interest.

RR6 rated securities have characteristics in line with securities historically recovering 0%-10% of current principal and related interest.

Short-Term Credit Ratings

A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1: Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3: Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non investment grade.

B: Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C: High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D: Indicates an entity or sovereign that has defaulted on all of its financial obligations

Qualifiers

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below “CCC”, or to Short-term ratings other than “F1”. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

“NR”: Denotes that Fitch Ratings does not publicly rate the associated issue or issuer.

“WD”: Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

APPENDIX B

CERTAIN OWNERSHIP OF TRUST SHARES

As of March 1, 2010, the following persons owned of record or beneficially 5% or more of the noted class of shares of the following Funds:

a = Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to “control” the Funds, as that term is defined in the 1940 Act.

b = Shares are believed to be held only as nominee.

	Fund Name	Registration	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares of Class Owned
	Allianz Global Investors Solutions 2015 Fund
	Class A
a,b	Allianz Global Investors Solutions 2015 A	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,706.538	38.34
a	Allianz Global Investors Solutions 2015 A	GEORGE A FIRN 9679 WEXFORD DR YPSILANTI MI 48198-3286	1,506.696	33.85
	Allianz Global Investors Solutions 2015 A	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	697.026	15.66
	Allianz Global Investors Solutions 2015 A	STIFEL NICOLAUS & CO INC STEPHEN LEVIN IRA R/O 501 NORTH BROADWAY ST LOUIS MO 63102-2131	541.346	12.16
	Administrative Class
a	Allianz Global Investors Solutions 2015 ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	696.108	100.00
	Class C
a	Allianz Global Investors Solutions 2015 C	SSB&T CUST SAR/SEP CARR INSURANCE AGENCY INC FBO SUSAN C BRUNNER 29 DUNNINGTON CT SPRINGBORO OH 45066-1572	1,669.462	31.54
b	Allianz Global Investors Solutions 2015 C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	880.409	16.63
	Allianz Global Investors Solutions 2015 C	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	693.942	13.11
b	Allianz Global Investors Solutions 2015 C	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	669.425	12.65
	Allianz Global Investors Solutions 2015 C	JILL S SWANSON CUST FBO SHELBY L SWANSON UNIF TRANS MIN ACT MO 2805 HILLY HAVEN CT SAINT LOUIS MO 63129-5708	428.947	8.10
b	Allianz Global Investors Solutions 2015 C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	338.619	6.40
b	Allianz Global Investors Solutions 2015 C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	325.488	6.15
	Class D
a,b	Allianz Global Investors Solutions 2015 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	3,390.796	63.09
	Allianz Global Investors Solutions 2015 D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	697.092	12.97
	Allianz Global Investors Solutions 2015 D	NFS LLC FEBO FMT CO CUST R/O IRA FBO AARON BROWN 232 N MONTGOMERY ST GARY IN 46403-2068	569.519	10.60
	Allianz Global Investors Solutions 2015 D	NFS LLC FEBO FMT CO CUST IRA ROLLOVER FBO WILLIAM RUSSELL KOSS PO BOX 396 NEWTON MA 02460	302.598	5.63
	Institutional Class
a	Allianz Global Investors Solutions 2015 INSTL	ALLIANZ GLOBAL INVESTORS OF	205,082.332	75.35

		AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046
b	Allianz Global Investors Solutions 2015 INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR EXCLUSIVE BENEFIT OF OUR CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	67,107.787	24.65
	Class P
a	Allianz Global Investors Solutions 2015 P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	696.961	100.00
	Class R
a	Allianz Global Investors Solutions 2015 R	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	694.680	100.00
	Allianz Global Investors Solutions 2020 Fund
	Class A
a,b	Allianz Global Investors Solutions 2020 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	1,040.404	34.91
	Allianz Global Investors Solutions 2020 A	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	698.710	23.45
	Allianz Global Investors Solutions 2020 A	SSB&T CUST ROTH IRA FBO DAVID V SWENBY 14685 RIVER AVE NOBLESVILLE IN 46062-9269	623.254	20.91
	Allianz Global Investors Solutions 2020 A	SSB&T CUST ROLLOVER IRA FBO VICKI L JENSEN 2126 SHERWOOD FOREST CT FORT COLLINS CO 80524-2210	303.458	10.18
	Allianz Global Investors Solutions 2020 A	SSB&T CUST 403-B PLAN ST LUKE’S HOSPITAL FBO DIANE E FRANTZ 1223 MAPLE ST BETHLEHEM PA 18018-2924	219.537	7.37
	Administrative Class
a	Allianz Global Investors Solutions 2020 ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	697.835	100.00
	Class C
a,b	Allianz Global Investors Solutions 2020 C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	2,555.707	51.02
	Allianz Global Investors Solutions 2020 C	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	696.498	13.91
	Allianz Global Investors Solutions 2020 C	SSB&T CUST SEP IRA ANDERSON COMMUNICATION FBO CAROL ANDERSON 311 E 83RD ST APT C NEW YORK NY 10028-4312	666.297	13.30
	Allianz Global Investors Solutions 2020 C	RAYMOND JAMES & ASSOC INC FBO ROGER R POMERLEAU TTEE U/A DTD DEC 28 2004 ERIC R POMERLEAU IRREV TRUST 584 LEIGHTON RD AUGUSTA ME 04330-7807846	293.139	5.85
	Allianz Global Investors Solutions 2020 C	SSB&T CUST IRA FBO NANCY C BOWSER 9915 E MILLER ST SELMA IN 47383-9632	268.790	5.37
	Allianz Global Investors Solutions 2020 C	SSB&T CUST 403B PLAN FBO KRIST SAMARITAN CENTER PAULA M FISCHESSER 1330 SAXONY LN HOUSTON TX 77058-3418	267.521	5.34
	Class D
a,b	Allianz Global Investors Solutions 2020 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	5,798.260	69.47
	Allianz Global Investors Solutions 2020 D	NFS LLC FEBO FMT CO CUST R/O IRA FBO PEGEEN A GALLAHUE 15 HOOPER ST E NORTHPORT NY 11731-4918	1,771.684	21.23
	Allianz Global Investors Solutions 2020 D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA	698.671	8.37

		92660-4046
	Institutional Class
a	Allianz Global Investors Solutions 2020 INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	205,590.604	85.74
b	Allianz Global Investors Solutions 2020 INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	34,179.662	14.26
	Class P
a	Allianz Global Investors Solutions 2020 P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	698.697	100.00
	Class R
a	Allianz Global Investors Solutions 2020 R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	696.422	100.00

	Allianz Global Investors Solutions 2030 Fund
	Class A
a	Allianz Global Investors Solutions 2030 A	SSB&T CUST IRA FBO PATRICIA A MUNTER 4 S HOMESTEAD DR YARDLEY PA 19067-3121	5,134.752	42.42
b	Allianz Global Investors Solutions 2030 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	1,731.161	14.30
	Allianz Global Investors Solutions 2030 A	C/O PAC SEAL NFS LLC FEBO NFS/FMTC IRA FBO FLORDELIZA U ZITA 300 B NORTH ORANGE AVENUE BREA CA 92821-4069	1,070.091	8.84
	Allianz Global Investors Solutions 2030 A	RUSTI M BELLUE 1706 TAN TARA CIR LAKE CHARLES LA 70611-5118	734.574	6.07
b	Allianz Global Investors Solutions 2030 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	720.411	5.95
	Allianz Global Investors Solutions 2030 A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	689.872	5.70
b	Allianz Global Investors Solutions 2030 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	623.967	5.16
	Administrative Class
a	Allianz Global Investors Solutions 2030 ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	688.851	100.00
	Class C
	Allianz Global Investors Solutions 2030 C	SSB&T CUST CON AGRA BROILER CO INC SEP IRA FBO JANET M BLACKWELL 18328 HIGHWAY 9 ARCADIA LA 71001-5311	1,069.238	17.44
	Allianz Global Investors Solutions 2030 C	SSB&T CUST IRA FBO KAMRAN GARDI 2025 GREENFIELD ST SE OLYMPIA WA 98501-0916	923.339	15.06
	Allianz Global Investors Solutions 2030 C	RAYMOND JAMES & ASSOC INC FBO CAROLYN M EISSA & RANDALL EISSA JT/WROS 1231 PAGET CT GROSSE POINTE WOODS MI 48236-2374	812.200	13.25
	Allianz Global Investors Solutions 2030 C	ROBERT EUGENE HOWARD JR & JULIA ANNE HOWARD JT TEN WROS NOT TC 10907 BARDSTOWN WOODS CT LOUISVILLE KY 40291-3386	761.112	12.42
	Allianz Global Investors Solutions 2030 C	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	688.049	11.23
	Allianz Global Investors Solutions 2030 C	BRAD J REIDENAUER & AUNDREA D REIDENAUER JT WROS 22134 HEARD ST ABITA SPRINGS LA 70420-3246	637.082	10.39

	Allianz Global Investors Solutions 2030 C	SSB&T CUST IRA FBO ROBERT EUGENE HOWARD JR 10907 BARDSTOWN WOODS CT LOUISVILLE KY 40291-3386	544.868	8.89
	Allianz Global Investors Solutions 2030 C	SSB&T CUST IRA FBO JULIA ANNE HOWARD 10907 BARDSTOWN WOODS CTL OUISVILLE KY 40291-3386	543.661	8.87
	Class D
a,b	Allianz Global Investors Solutions 2030 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,897.241	29.22
a,b	Allianz Global Investors Solutions 2030 D	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	2,802.604	28.27
a	Allianz Global Investors Solutions 2030 D	NFS LLC FEBO JOAN M FEELEY 19 BUTTONWOOD DR ANDOVER MA 01810-5880	2,642.706	26.65
	Allianz Global Investors Solutions 2030 D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	689.760	6.96
	Institutional Class
a	Allianz Global Investors Solutions 2030 INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	202,932.949	86.64
b	Allianz Global Investors Solutions 2030 INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	31,281.175	13.36
	Class P
a	Allianz Global Investors Solutions 2030 P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	689.677	100.00
	Class R
a	Allianz Global Investors Solutions 2030 R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	687.472	100.00

	Allianz Global Investors Solutions 2040 Fund
	Class A
a,b	Allianz Global Investors Solutions 2040 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	7,316.920	79.14
b	Allianz Global Investors Solutions 2040 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	693.198	7.50
	Allianz Global Investors Solutions 2040 A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	688.148	7.44
	Administrative Class
a	Allianz Global Investors Solutions 2040 ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	686.937	100.00
	Class C
a	Allianz Global Investors Solutions 2040 C	SSB&T CUST ROLLOVER IRA FBO MARK W PERRY 7621 FAIRWAY DR DIAMONDHEAD MS 39525-3436	812.270	35.84
a	Allianz Global Investors Solutions 2040 C	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	684.594	30.20
a,b	Allianz Global Investors Solutions 2040 C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	656.916	28.98
	Class D
a,b	Allianz Global Investors Solutions 2040 D	TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	1,591.282	47.11

	Allianz Global Investors Solutions 2040 D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	687.209	20.34
b	Allianz Global Investors Solutions 2040 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	603.220	17.86
	Allianz Global Investors Solutions 2040 D	NFS LLC FEBO FMT CO CUST R/O IRAFBO AARON S BURCELL 1592 ERNESTINE LANE MOUNTAIN VIEW CA 94040-2911	179.453	5.31
	Institutional Class
a	Allianz Global Investors Solutions 2040 INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	202,350.575	94.96
b	Allianz Global Investors Solutions 2040 INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	10,750.119	5.04
	Class P
a	Allianz Global Investors Solutions 2040 P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	687.711	100.00
	Class R
a	Allianz Global Investors Solutions 2040 R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	685.644	98.65

	Allianz Global Investors Solutions 2050 Fund
	Class A
a,b	Allianz Global Investors Solutions 2050 A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	751.933	40.42
a	Allianz Global Investors Solutions 2050 A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	687.368	36.95
	Allianz Global Investors Solutions 2050 A	SSB&T CUST ROLLOVER IRA FBO DARREN M YORK 16144 WINDHAM RD RIVERSIDE CA 92503-5981	316.623	17.02
	Allianz Global Investors Solutions 2050 A	SSB&T CUST ROLLOVER IRA FBO JENNIFER M DORAN 75 3RD ST LARKSVILLE PA 18651-1907	104.549	5.62
	Administrative Class
a	Allianz Global Investors Solutions 2050 ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	687.320	100.00
	Class C
a	Allianz Global Investors Solutions 2050 C	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	683.348	100.00
	Class D
	Allianz Global Investors Solutions 2050 D	NFS LLC FEBO SWISS RE GROUP P/ADMUS EMPLOYEES SAVINGS PLAN FBO ANTHONY J PELECKIS 165 E 83RD ST APT 1D NEW YORK NY 10028-2421	1,181.582	23.34
	Allianz Global Investors Solutions 2050 D	NFS LLC FEBO ANTHONY J PELECKIS 165 E 83RD ST APT 1D NEW YORK NY 10028-2421	1,078.705	21.31
	Allianz Global Investors Solutions 2050 D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	687.871	13.59
b	Allianz Global Investors Solutions 2050 D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN	648.273	12.81

		FRANCISCO CA 94104-4151
	Allianz Global Investors Solutions 2050 D	NFS LLC FEBO FMT CO CUST R/O IRA FBO AIYAPPA M PALECANDA 2411 DAWS DRIVE APT#A BOZEMAN MT 59718-6978	636.132	12.57
b	Allianz Global Investors Solutions 2050 D	TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	631.034	12.47
	Institutional Class
a	Allianz Global Investors Solutions 2050 INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	202,463.027	97.58
	Class P
a	Allianz Global Investors Solutions 2050 P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	688.094	100.00
	Class R
a	Allianz Global Investors Solutions 2050 R	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	686.002	98.86

	Allianz Global Investors Solutions Core Allocation Fund
	Class A
b	Allianz Global Investors Solutions Core Allocation A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	631,708.521	10.60
b	Allianz Global Investors Solutions Core Allocation A	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	489,816.398	8.22
	Administrative Class
a	Allianz Global Investors Solutions Core Allocation ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,232.093	100.00
	Class B
b	Allianz Global Investors Solutions Core Allocation B	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	201,322.807	6.85
	Class C
b	Allianz Global Investors Solutions Core Allocation C	MLPF&S FOR THE SOLE BENEFITOF ITS CUSTOMERS ATTN FUND ADMN #97M4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,298,818.828	14.52
	Class D
a	Allianz Global Investors Solutions Core Allocation D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,258.049	91.00
	Allianz Global Investors Solutions Core Allocation D	FIRST CLEARING LLC BRIAN ANTHONY FILICE 1426 MOUNTAIN AVE SANTA BARBARA CA 93101-4724	124.493	9.00
	Institutional Class
a,b	Allianz Global Investors Solutions Core Allocation INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	3,262,665.561	89.47
b	Allianz Global Investors Solutions Core Allocation INSTL	PERSHING LLC ATTN MUTUAL FUNDS PO BOX 2052 JERSEY CITY NJ 07303-2052	260,659.152	7.15
	Class P
a,b	Allianz Global Investors Solutions Core Allocation P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	153,396.014	93.03

b	Allianz Global Investors Solutions Core Allocation P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	9,610.178	5.83
	Class R
a	Allianz Global Investors Solutions Core Allocation R	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	1,256.556	100.00

	Allianz Global Investors Solutions Growth Allocation Fund
	Class A
	Allianz Global Investors Solutions Growth Allocation A	PATRICIA M HOGAN TOD BENEFICIARIES ON FILE SUBJECT TO STA TOD RULES 424 W END AVE APT 21K NEW YORK NY 10024-5786	4,928.949	19.62
b	Allianz Global Investors Solutions Growth Allocation A	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	4,662.705	18.56
b	Allianz Global Investors Solutions Growth Allocation A	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	4,030.936	16.04
b	Allianz Global Investors Solutions Growth Allocation A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	3,805.175	15.15
b	Allianz Global Investors Solutions Growth Allocation A	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	2,192.534	8.73
	Administrative Class
a	Allianz Global Investors Solutions Growth Allocation ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	682.542	100.00
	Class C
a	Allianz Global Investors Solutions Growth Allocation C	SSB&T CUST SEP IRA PETER P MCLOUGHLIN FBO PETER P MCLOUGHLIN 1925 COMMONWEALTH AVE APT 1522 BRIGHTON MA 02135-5976	4,607.923	31.93
a,b	Allianz Global Investors Solutions Growth Allocation C	PERSHING LLC P.O. BOX 2052 JERSEY CITY NJ 07303-2052	4,072.449	28.22
	Allianz Global Investors Solutions Growth Allocation C	SSB&T CUST IRA FBO TAMRA M MERCHANT 150 INLAND RIDGE WAY ATLANTA GA 30342-2067	1,064.356	7.38
	Allianz Global Investors Solutions Growth Allocation C	SSB&T CUST IRA FBO TIMOTHY W MARTIN 5148 SAGE TER CANANDAIGUA NY 14424-8242	921.998	6.39
	Allianz Global Investors Solutions Growth Allocation C	SSB&T CUST ROLLOVER IRA FBO FRANCES M GONZALES 969 SUMMITVILLE DR WEBSTER NY 14580-4134	822.136	5.70
	Class D
a	Allianz Global Investors Solutions Growth Allocation D	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	682.550	100.00
	Institutional Class
a	Allianz Global Investors Solutions Growth Allocation INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	200,948.196	100.00
	Class P
a	Allianz Global Investors Solutions Growth Allocation P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	683.110	100.00
	Class R
a	Allianz Global Investors Solutions Growth Allocation R	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	681.601	100.00

	Allianz Global Investors Solutions Retirement Income Fund
	Class A
b	Allianz Global Investors Solutions Retirement Income A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	4,297.236	20.78
b	Allianz Global Investors Solutions Retirement Income A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	3,939.324	19.05
b	Allianz Global Investors Solutions Retirement Income A	PERSHING LLC P O BOX 2052 JERSEY	3,137.495	15.17

		CITY NJ 07303-2052
b	Allianz Global Investors Solutions Retirement Income A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	1,426.127	6.90
	Allianz Global Investors Solutions Retirement Income A	SSB&T CUST ROLLOVER IRA FBO DANIEL L SHANE 1369 N KELLOGG ST GALESBURG IL 61401-1877	1,405.175	6.80
	Allianz Global Investors Solutions Retirement Income A	SSB&T CUST ROTH IRA FBO AGNES B KASPROWICZ 57 COUNTRY PL LANCASTER NY 14086-3237	1,165.552	5.64
	Class C
b	Allianz Global Investors Solutions Retirement Income C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	2,506.833	9.99
	Allianz Global Investors Solutions Retirement Income C	AGNES KASPROWICZ 57 COUNTRY PL LANCASTER NY 14086-3237	2,256.908	8.99
b	Allianz Global Investors Solutions Retirement Income C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	2,027.810	8.08
b	Allianz Global Investors Solutions Retirement Income C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	2,014.968	8.03
b	Allianz Global Investors Solutions Retirement Income C	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	1,899.274	7.57
	Allianz Global Investors Solutions Retirement Income C	STERNE AGEE & LEACH INC. SHADES CREEK PKY BIRMINGHAM AL 35209-4542	1,820.904	7.26
b	Allianz Global Investors Solutions Retirement Income C	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	1,723.863	6.87
b	Allianz Global Investors Solutions Retirement Income C	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	1,679.362	6.69
b	Allianz Global Investors Solutions Retirement Income C	PERSHING LLC P. O. BOX 2052 JERSEY CITY NJ 07303-2052	1,659.534	6.61
	Class D
a,b	Allianz Global Investors Solutions Retirement Income D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,654.747	42.89
a,b	Allianz Global Investors Solutions Retirement Income D	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	1,441.753	37.37
	Allianz Global Investors Solutions Retirement Income D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	703.742	18.24
	Administrative Class
a	Allianz Global Investors Solutions Retirement Income ADMIN	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	703.323	100.00
	Institutional Class
a	Allianz Global Investors Solutions Retirement Income INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	207,458.120	87.89
b	Allianz Global Investors Solutions Retirement Income INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	14,303.720	6.06
	Allianz Global Investors Solutions Retirement Income INSTL	RIDGE CLEARING & OUTSOURCING SOLUTIONS INC 2 JOURNAL SQUARE PLZ JERSEY CITY NJ 07306-4001	14,293.882	6.06
	Class P
a	Allianz Global Investors Solutions Retirement Income P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	704.380	100.00
	Class R
a	Allianz Global Investors Solutions Retirement Income R	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	698.777	96.47

	Allianz NACM International Growth Fund
	Class A
b	Allianz NACM International Growth A	LPL FINANCIAL TOWNE CENTRE DR SAN DIEGO CA 92121-1968	4,644.160	22.08

	Allianz NACM International Growth A	CROWELL WEEDON & CO DCG&T TTEE ONE WILSHIRE BUILDING 624 SOUTH GRAND AVENUE LOS ANGELES CA 90017-3335	4,263.855	20.27
	Allianz NACM International Growth A	ALLIANZ GLOBAL INVESTORS 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	2,980.755	14.17
b	Allianz NACM International Growth A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	1,832.994	8.71
	Allianz NACM International Growth A	SSB&T CUST IRA FBO CHRISTOPHER M ERNST 1667 FOOTHILL PARK CIR LAFAYETTE CA 94549-2204	1,772.032	8.42
	Allianz NACM International Growth A	JOERN KLEINHANS 201 16TH ST APT 3 HUNTINGTON BEACH CA 92648-8413	1,271.186	6.04
	Allianz NACM International Growth A	JOSEPHINE BERNIER & BERNADETTE ALTOMARE TTEES THE CARDELLI AND BERNIER FAMILY TRUST U/A DTD 10/08/2005 4805 CURLY HORSE DR CENTER VALLEY PA 18034-8775	1,118.607	5.32
	Class C
a	Allianz NACM International Growth C	RBC CAPITAL MARKETS CORP FBO HORST BECKER TTEE AMER FRICTION TECHNOLOGIES LTD PSP U/A DTD 01/01/1997 9300 MIDWEST AVE GARFIELD HEIGHTS OH 44125-2418	11,269.002	40.77
	Allianz NACM International Growth C	THOMAS F SEGALLA & MARY L SEGALLA JT WROS 25 WESTFIELD RD BUFFALO NY 14226-3492	4,228.330	15.30
	Allianz NACM International Growth C	RBC CAPITAL MARKETS CORP FBO MARIA KORZAN T/O/D ACCOUNT 1084 SHEERBROOK DR CHAGRIN FALLS OH 44022-4168	3,171.247	11.47
	Allianz NACM International Growth C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	2,974.989	10.76
b	Allianz NACM International Growth C	LPL FINANCIAL TOWNE CENTRE DR SAN DIEGO CA 92121-1968	2,746.947	9.94
	Allianz NACM International Growth C	SSB&T CUST SIMPLE IRA FOOD SUPPLY INC FBO MICHAEL S BRADSHAW 273 CONE RD ORMOND BEACH FL 32174-7918	1,922.899	6.96
	Class D
a	Allianz NACM International Growth D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	2,977.198	61.06
	Allianz NACM International Growth D	SCOTTRADE INC FBO WILLIAM A LESLIE JR P O BOX 31759 ST LOUIS MO 63131-0759	818.214	16.78
	Allianz NACM International Growth D	SCOTTRADE INC FBO JEFFREY ALLEN P O BOX 31759 ST LOUIS MO 63131-0759	588.517	12.07
	Allianz NACM International Growth D	SCOTTRADE INC FBO KIMBERLY LANCE MCCULLOCK R/O IRA P O BOX 31759 ST LOUIS MO 63131-0759	256.267	5.26
	Institutional Class
a,b	Allianz NACM International Growth INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUND DEPT 101 MONTGOMERY STREET SAN FRANCISCO CA 94104-4151	794,781.017	95.69
	Class P
a	Allianz NACM International Growth P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	2,975.289	100.00
	Class R
a	Allianz NACM International Growth R	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	2,969.307	100.00

	Allianz NFJ Global Dividend Value Fund
	Class A
	Allianz NFJ Global Dividend Value A	DINA GHEN 1600 ARCH ST APT 1809 PHILADELPHIA PA 19103-2026	5,574.818	12.33
b	Allianz NFJ Global Dividend Value A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	3,567.508	7.89
b	Allianz NFJ Global Dividend Value A	LPL FINANCIAL TOWNE CENTRE DRSAN DIEGO CA 92121-1968	3,331.535	7.37
b	Allianz NFJ Global Dividend Value A	AMERICAN ENTERPRISE INVESTMENT SVCS FBO P O BOX 9446 MINNEAPOLIS MN 55440-9446	2,887.970	6.39
b	Allianz NFJ Global Dividend Value A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	2,879.853	6.37
	Class C
a,b	Allianz NFJ Global Dividend Value C	CITIGROUP GLOBAL MARKETS, INC ATTN CINDY TEMPESTA 7TH FL 333 WEST 34TH ST NEW YORK NY 10001-2402	2,759.382	22.90
b	Allianz NFJ Global Dividend Value C	PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	1,177.441	9.77
	Allianz NFJ Global Dividend Value C	RAYMOND JAMES & ASSOC INC FBO HELEN T RINGWOOD 38 TONLYN PL SEWAREN NJ 07077-1005	1,137.010	9.44
	Allianz NFJ Global Dividend Value C	RAYMOND JAMES & ASSOC INC CSDN FBO JAMES M RUSSELL IRA 34520 FOUNTAIN BLVD WESTLAND MI 48185-9432	958.874	7.96
	Allianz NFJ Global Dividend Value C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	682.584	5.66
	Allianz NFJ Global Dividend Value C	RODNEY K SHANE & SALLY D SHANE JT WROS 61 BOND RD LENHARTSVILLE PA 19534-9441	618.179	5.13
	Class D
a,b	Allianz NFJ Global Dividend Value D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,739.379	26.41
	Allianz NFJ Global Dividend Value D	NFS LLC FEBO FMT CO CUST R/O IRA FBO JOHN HARRISON SLOAN 11931 GREENFIELD RD ZIONSVILLE IN 46077-9319	1,105.944	16.79
	Allianz NFJ Global Dividend Value D	NFS LLC FEBO FMT CO CUST R/O IRA FBO NANCY ELLEN MARSHALL 11931 GREENFIELD RD ZIONSVILLE IN 46077-9319	860.584	13.07
b	Allianz NFJ Global Dividend Value D	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	822.820	12.49
	Allianz NFJ Global Dividend Value D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	683.866	10.38
	Allianz NFJ Global Dividend Value D	SCOTTRADE INC FBO RICHARD PHILIP LODER IRA P O BOX 31759 ST LOUIS MO 63131-0759	535.045	8.12
	Institutional Class
a	Allianz NFJ Global Dividend Value INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	168,387.658	95.24
	Class P
a	Allianz NFJ Global Dividend Value P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	684.025	100.00

	Allianz RCM All Horizons Fund
	Class A
b	Allianz RCM All Horizons A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	4,115.585	22.59

b	Allianz RCM All Horizons A	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	2,704.791	14.85
	Allianz RCM All Horizons A	SSB&T CUST ROLLOVER IRA FBO BETH A ASHMAN 1 READING AVE SHILLINGTON PA 19607-1924	1,360.437	7.47
	Allianz RCM All Horizons A	SSB&T CUST ROLLOVER IRA FBO BARBARA A WOLFE 1614 GREGG ST READING PA 19607-1504	1,032.126	5.67
	Class C
	Allianz RCM All Horizons C	SSB&T CUST IRA FBO TODD A EVANS 4506 CARDINAL BROOK WAY KINGWOOD TX 77345-2324	997.506	11.74
	Allianz RCM All Horizons C	SSB&T CUST ROLLOVER IRA FBO STEPHANIE HOWE 914 PACKER ST APT 2 KEY WEST FL 33040-6435	789.889	9.30
b	Allianz RCM All Horizons C	AMERITRADE INC FBO PO BOX 2226 OMAHA NE 68103-2226	667.478	7.85
	Allianz RCM All Horizons C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	666.788	7.85
	Allianz RCM All Horizons C	SSB&T CUST ROLLOVER IRA FBO DAVID S MOORMAN 10 WEAVER RD SINKING SPG PA 19608-9308	569.219	6.70
	Class D
a	Allianz RCM All Horizons D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	671.386	100.00
	Institutional Class
a	Allianz RCM All Horizons INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	135,000.051	97.74
	Class P
a	Allianz RCM All Horizons P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	673.770	100.00

	Allianz RCM Disciplined Equity Fund
	Class A
	Allianz RCM Disciplined Equity A	WELLS FARGO BANK NA FBO GENEOS WEALTH MGMNT DEFER COMP PLAN PO BOX 1533 MINNEAPOLIS MN 55480-1533	10,518.574	8.76
b	Allianz RCM Disciplined Equity A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN/ #97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	9,982.052	8.31
	Class C
	Allianz RCM Disciplined Equity C	NFS LLC FEBO JPMORGAN CHASE BANK TR AD CUST IRA OF RANA J KHAN 3722 AUGUSTA LNE LKHART IN 46517-3854	11,576.559	23.54
	Allianz RCM Disciplined Equity C	JIMMIE B TODD TTEE MONTGOMERY FAMILY TRUST FBO JUDITH ANN MONTGOMERY U/A DTD 1-26-973800 E 42ND ST STE 409 ODESSA TX 79762-5928	4,351.346	8.85
	Allianz RCM Disciplined Equity C	SSB&T CUST IRA FBO KAREN A SWEET 7 BONAD RD STONEHAM MA 02180-2204	3,593.033	7.31
	Class D
a	Allianz RCM Disciplined Equity D	NATIONAL FINANCIAL SERVICES LLC FOR THE BENEFIT OF CUSTOMER ATTN MUTUAL FUNDS DEPT 5TH FL 200 LIBERTY ST 1 WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	4,521.984	38.31
a,b	Allianz RCM Disciplined Equity D	TD AMERITRADE PO BOX 2226 OMAHA NE 68103-2226	3,115.734	26.40
	Allianz RCM Disciplined Equity D	CYNTHIA D HICKS 3727 SCARLET AVE	2,265.558	19.20

		ODESSA TX 7 9762-7052
	Allianz RCM Disciplined Equity D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	706.253	5.98
	Allianz RCM Disciplined Equity D	SSB&T CUST IRA FBO CYNTHIA D HICKS 3727 SCARLET AVE ODESSA TX 79762-7052	689.521	5.84
	Institutional Class
a	Allianz RCM Disciplined Equity INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOL CORE ALLOCATION FUND AGI SOLUTIONS ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	591,371.371	59.56
	Allianz RCM Disciplined Equity INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	212,435.632	21.39
b	Allianz RCM Disciplined Equity INSTL	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN: MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	57,101.278	5.75
	Class P
a	Allianz RCM Disciplined Equity P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	707.085	100.00

	Allianz RCM Global EcoTrendsSM Fund
	Class A
a,b	Allianz RCM Global EcoTrendsSM A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN /#97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,296,759.974	58.40
b	Allianz RCM Global EcoTrendsSM A	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	237,585.852	6.04
	Class C
a,b	Allianz RCM Global EcoTrendsSM C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN #97 M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	158,113.408	39.44
	Class D
b	Allianz RCM Global EcoTrendsSM D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,026.854	15.75
b	Allianz RCM Global EcoTrendsSM D	AMERITRADE INC FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS PO BOX 2226 OMAHA NE 68103-2226	3,787.627	14.81
b	Allianz RCM Global EcoTrendsSM D	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	3,053.077	11.94
b	Allianz RCM Global EcoTrendsSM D	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	2,540.835	9.94
b	Allianz RCM Global EcoTrendsSM D	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	2,348.520	9.18
	Institutional Class
a	Allianz RCM Global EcoTrendsSM INSTL	STATE STREET BANK & TRUST CO CUST CONNIE L GORDON ROTH CONV 129 RIO VISTA CIR DURANGO CO 81301-4379	496.633	41.01
a	Allianz RCM Global EcoTrendsSM INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	316.756	26.16
b	Allianz RCM Global EcoTrendsSM INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR	259.605	21.44

		CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003
	Allianz RCM Global EcoTrendsSM INSTL	MITRA & CO FBO NJ C/O M & I TRUST CO NA ATTN MF 11270 W PARK PL STE 400 MILWAUKEE WI 53224-3638	138.017	11.40
	Class P
a,b	Allianz RCM Global EcoTrendsSM P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	338,862.319	77.69
b	Allianz RCM Global EcoTrendsSM P	SALOMON SMITH BARNEY 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	91,520.684	20.98

	Allianz RCM Global Water Fund
	Class A
a,b	Allianz RCM Global Water A	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN #97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,996,960.044	68.82
	Class C
a,b	Allianz RCM Global Water C	MLPF&S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMN #97M 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	2,050,235.605	73.49
b	Allianz RCM Global Water C	MORGAN STANLEY & CO HARBORSIDE FINANCIAL CENTER PLAZA II 3RD FL JERSEY CITY NJ 07311	195,309.619	7.00
b	Allianz RCM Global Water C	UBS WM USA OMNI A/C M/F ATTN DEPT MANAGER 499 WASHINGTON BLVD 9TH FL JERSEY CITY NJ 07310-2055	150,945.787	5.41
	Class D
a,b	Allianz RCM Global Water D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	18,835.175	30.34
b	Allianz RCM Global Water D	TD AMERITRADE FBO PO BOX 2226 OMAHA NE 68103-2226	15,313.707	24.67
b	Allianz RCM Global Water D	PERSHING LLC P O BOX 2052 JERSEY CITY NJ 07303-2052	3,778.338	6.09
	Institutional Class
a,b	Allianz RCM Global Water INSTL	NFS FOR EXCLUSIVE BENEFIT OF OUR CUSTOMER 200 LIBERTY ST NEW YORK NY 10281-1003	66,958.638	86.33
b	Allianz RCM Global Water INSTL	LPL FBO LPL CUSTOMERS ATTN: MUTUAL FUND OPERATIONS 1 BEACON ST FL 22 BOSTON MA 02108-3107	8,901.810	11.48
	Class P
a,b	Allianz RCM Global Water P	MERRILL LYNCH PIERCE FENNER & SMITH INC FOR THE SOLE BENEFIT OFITS CUSTOMERS 4800 DEER LAKE DR E FL 3 JACKSONVILLE FL 32246-6484	1,152,276.867	79.50
b	Allianz RCM Global Water P	CITIGROUP GLOBAL MARKETS INC HOUSE ACCOUNT 700 RED BROOK BLVD OWINGS MILLS MD 21117-5184	127,349.810	8.79
b	Allianz RCM Global Water P	PRUDENTIAL INVESTMENT MANAGEMENT SERVICES FBO MUTUAL FUND CLIENTS 100 MULBERRY ST3 GATEWAY CENTER FL 11 MAIL STOP NJ 05-11-20 NEWARK NJ 07102-4000	121,703.422	8.40

	Allianz RCM International Opportunities Fund
	Class A
a	Allianz RCM International Opportunities A	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	673.781	44.90

a	Allianz RCM International Opportunities A	EDWARD D JONES & CO CUSTODIAN FBO CATHERINE M GARRISON IRA 1177 WOODFORD LN GARDNERVILLE NV 89460-9616	400.511	26.69
	Allianz RCM International Opportunities A	SSB&T CUST ROTH IRA FBO ANTHONY TIERNO 926 DOUGLAS DR PITTSBURGH PA 15239-2272	188.964	12.59
	Allianz RCM International Opportunities A	MICHAEL B COOLICAN 2214 STATE ROUTE 414 WATKINS GLEN NY 14891-9518	123.479	8.23
	Allianz RCM International Opportunities A	SSB&T CUST ROTH IRA FBO DEBORAH K MARTIN 2131 S ZEPHYR ST LAKEWOOD CO 80227-3067	113.984	7.60
	Class C
a	Allianz RCM International Opportunities C	RAYMOND JAMES & ASSOC INC CSDN FBO MICHAEL T OBERDICK IRA MENLO PARK TERRACE 152 ETHEL ST METUCHEN NJ 08840-2944524	850.890	31.96
a	Allianz RCM International Opportunities C	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	667.887	25.09
	Allianz RCM International Opportunities C	STIFEL NICOLAUS & CO INC A/C ALAN E SUESKIND AND 501 NORTH BROADWAY ST LOUIS MO 63102-2131	543.536	20.42
	Allianz RCM International Opportunities C	SSB&T CUST ROLLOVER IRA FBO SARAH L WEILER 3919 E 104TH ST KANSAS CITY MO 64137-1512	390.660	14.68
	Allianz RCM International Opportunities C	SSB&T CUST SIMPLE IRA MARTIN S SPILLER DMD FBO JEAN T PELLETIER 182 NASHUA RD PEPPERELL MA 01463-1447	178.529	6.71
	Class D
a	Allianz RCM International Opportunities D	ALLIANZ GLOBAL INVESTORS ATTN VINH NGUYEN 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	673.237	73.68
b	Allianz RCM International Opportunities D	TD AMERITRADE FBO PO BOX 2226 OMAHA NE 68103-2226	161.099	17.63
b	Allianz RCM International Opportunities D	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNTS FBO CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	79.341	8.68
	Institutional Class
a	Allianz RCM International Opportunities INSTL	ALLIANZ FUNDS MULTI-STRATEGY TRUST ON BEHALF OF ALLIANZ GLOBAL INV SOL CORE ALLOCATION FUND AGI SOLUTIONS ATTN STEPHEN SEXAUER 600 W BROADWAY SAN DIEGO CA 92101-3311	707,542.102	65.07
	Allianz RCM International Opportunities INSTL	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	270,342.892	24.86
	Class P
a	Allianz RCM International Opportunities P	ALLIANZ GLOBAL INVESTORS OF AMERICA LP ATTN: DONNA THOMPSON 680 NEWPORT CENTER DR STE 250 NEWPORT BEACH CA 92660-4046	674.731	100.00

APPENDIX C

ALLIANZ FUNDS MULTI-STRATEGY TRUST (THE “TRUST”)

PROXY VOTING POLICY

1. It is the policy of the Trust that proxies should be voted in the interest of the shareholders of the appropriate fund, as determined by those who are in the best position to make this determination. The Trust believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, the Trust’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2. The Trust, for each fund advised by Allianz Global Investors Fund Management LLC (“AGIFM”), delegates the responsibility for voting proxies to AGIFM, which will in turn delegate such responsibility to the sub-adviser of the particular fund. AGIFM’s Proxy Voting Policy Summary is attached as Appendix A hereto. Summaries of the detailed proxy voting policies of the Trust’s current sub-advisers are set forth in Appendix B attached hereto. Such summaries may be revised from time to time to reflect changes to the sub-advisers’ detailed proxy voting policies.

3. The party voting the proxies (i.e., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4. AGIFM and each sub-adviser of a fund of the Trust with proxy voting authority shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the Board of the Trust promptly after the adoption or amendment of any such policies.

5. The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for the Trust’s regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by the Board or the Trust’s Chief Compliance Officer.

6. This Proxy Voting Policy Statement (including Appendix B), the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser of a fund of the Trust with proxy voting authority for a fund, shall be made available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) on the Trust’s website at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the Trust’s Chief Compliance Officer or Board of Trustees, the Proxy Voting Policy Summary of AGIFM and summaries of the detailed proxy voting policies of each sub-adviser with proxy voting authority shall also be included in the Trust’s SAI.

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Appendix A to Proxy Voting Policy

ALLIANZ GLOBAL INVESTORS FUND MANAGEMENT LLC (“AGIFM”)

PROXY VOTING POLICY SUMMARY

1. It is the policy of AGIFM that proxies should be voted in the interest of the shareholders of the applicable fund, as determined by those who are in the best position to make this determination. AGIFM believes that the firms and/or persons purchasing and selling securities for the funds and analyzing the performance of the funds’ securities are in the best position and have the information necessary to vote proxies in the best interests of the funds and their shareholders, including in situations where conflicts of interest may arise between the interests of shareholders, on one hand, and the interests of the investment adviser, a sub-adviser and/or any other affiliated person of the fund, on the other. Accordingly, AGIFM’s policy shall be to delegate proxy voting responsibility to those entities with portfolio management responsibility for the funds.

2. AGIFM, for each fund of Allianz Funds Multi-Strategy Trust which it acts as an investment adviser, delegates the responsibility for voting proxies to the sub-adviser for the respective fund, subject to the terms hereof.

3. The party voting the proxies (e.g., the sub-adviser) shall vote such proxies in accordance with such party’s proxy voting policies and, to the extent consistent with such policies, may rely on information and/or recommendations supplied by others.

4. AGIFM and each sub-adviser of a fund shall deliver a copy of its respective proxy voting policies and any material amendments thereto to the board of the relevant fund promptly after the adoption or amendment of any such policies.

5. The party voting the proxy shall: (i) maintain such records and provide such voting information as is required for such funds’ regulatory filings including, without limitation, Form N-PX and the required disclosure of policy called for by Item 12 of Form N-1A; and (ii) shall provide such additional information as may be requested, from time to time, by such funds’ respective boards or chief compliance officers.

6. This Proxy Voting Policy Summary and summaries of the proxy voting policies for each sub-adviser of a fund advised by AGIFM shall be available (i) without charge, upon request, by calling 1-800-426-0107 and (ii) at www.allianzinvestors.com. In addition, to the extent required by applicable law or determined by the relevant fund’s board of directors/trustees or chief compliance officer, this Proxy Voting Policy Summary and summaries of the detailed proxy voting policies of each sub-adviser and each other entity with proxy voting authority for a fund advised by AGIFM shall also be included in the SAI for the relevant fund.

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Appendix B to Proxy Voting Policy

RCM CAPITAL MANAGEMENT LLC (“RCM”)

DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

In cases where RCM has authority to vote its clients’ proxies, such proxies are voted in a manner consistent with its clients’ best interests. RCM’s primary objectives are to honor its fiduciary duties to its clients and vote with regard to enhancing shareholder wealth and voting power.

Written proxy policies and procedures (the “Proxy Guidelines”) have been established by RCM’s Proxy Committee, which includes investment, compliance and operations personnel. The Proxy Guidelines are reasonably designed to ensure that RCM is voting in the best interest of its clients. The Proxy Guidelines reflect RCM’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, and changes to a portfolio company’s capital structure and corporate governance. For example, RCM generally votes against proposals that contain term limits for directors and generally opposes proposals to institute supermajority voting requirements relating to business combinations. Most issues will require a case-by-case analysis.

RCM reviews the proxy statement, third-party proxy research provided by Institutional Shareholder Services (a proxy voting service) and other information it believes relevant when determining how to vote a proxy in accordance with its Proxy Guidelines. If the Proxy Guidelines do not address a particular voting issue, RCM’s Proxy Specialist will consult the analyst who covers the security or the Proxy Committee to determine how to vote the proxy. The Proxy Committee meets annually to review the Proxy Guidelines and determine whether any revisions are appropriate.

RCM may refrain from voting under certain circumstances. These circumstances may include, but are not limited to: 1) proxy statements and ballots being written in a foreign language, 2) untimely notice of a shareholder meeting, 3) requirements to vote proxies in person, 4) restrictions on foreigner’s ability to exercise votes, or 5) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a reasonable-efforts basis.

Proxy voting in certain countries requires “share blocking.” To vote proxies in such countries, shareholders must deposit their shares shortly before the date of the meeting with a designated depositary and the shares are then restricted from being sold until the meeting has taken place and the shares are returned to the shareholders’ custodian banks. Absent compelling reasons, RCM believes the benefit to its clients of exercising voting rights does not outweigh the potential negative effects of not being able to sell the shares. Therefore, if share blocking is required RCM generally abstains from voting.

Conflicts of Interest. RCM may have conflicts of interest that can affect how it votes its clients’ proxies. For example, RCM or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Committee is responsible for analyzing potential conflicts of interest and determining how they should be addressed. RCM may also be faced with clients having conflicting views on the appropriate manner of exercising shareholder voting rights in general or in specific situations. Accordingly, RCM may reach different voting decisions for different clients. RCM shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client.

NICHOLAS-APPLEGATE CAPITAL MANAGEMENT LLC (“NACM”)

DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

NACM votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”), unless a client requests otherwise. The Proxy Guidelines are designed to honor NACM’s fiduciary duties to its clients and protect and enhance its clients’ economic welfare and rights.

The Proxy Guidelines are established by a Proxy Committee consisting of executive, investment, sales, marketing, compliance and operations personnel. The Proxy Guidelines reflect NACM’s normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NACM generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders’ ability to call special meetings independently of management. Some issues will require a case-by-case analysis.

The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC (“Glass Lewis”), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and NACM may vote differently than

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specified by the Proxy Guidelines and/or contrary to Glass Lewis’ recommendation if NACM reasonably determines that to do so is in its clients’ best interest. Any variance from the Proxy Guidelines is documented.

In the case of a potential conflict of interest, NACM’s Proxy Committee will be responsible for reviewing the potential conflict and will have the final decision as to how the relevant proxy should be voted.

Under certain circumstances, NACM may in its reasonable discretion refrain from voting clients’ proxies due to cost or other factors.

ALLIANZ GLOBAL INVESTORS SOLUTIONS LLC (“AGI SOLUTIONS”)

DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

AGIS votes proxies on behalf of its clients pursuant to its written Proxy Policy Guidelines and Procedures (the “Proxy Guidelines”), unless a client requests otherwise and except as provided in the Proxy Guidelines. The Proxy Guidelines are designed to honor AGIS’ fiduciary duties to its clients and protect and enhance its clients’ economic welfare and rights.

The Proxy Guidelines are established by a Proxy Committee. The Proxy Guidelines reflect AGIS’ normal voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, AGIS generally votes for proposals to declassify boards and generally supports proposals that remove restrictions on shareholders’ ability to call special meetings independently of management. Some issues will require a case-by-case analysis.

The Proxy Guidelines largely follow the recommendations of Glass, Lewis & Co. LLC (“Glass Lewis”), an investment research and proxy advisory firm. The Proxy Guidelines may not apply to every situation and AGIS may vote differently than specified by the Proxy Guidelines and/or contrary to Glass Lewis’ recommendation if AGIS reasonably determines that to do so is in its clients’ best interest. Any variance from the Proxy Guidelines is documented. In the case of a potential conflict of interest, AGIS’ Proxy Committee will be responsible for reviewing the potential conflict and will have the final decision as to how the relevant proxy should be voted.

Under certain circumstances, AGIS may in its reasonable discretion refrain from voting clients’ proxies due to cost or other factors.

NFJ INVESTMENT GROUP (“NFJ”)

DESCRIPTION OF PROXY VOTING POLICY AND PROCEDURES

NFJ typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best economic interests of its clients. NFJ will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

NFJ has adopted written Proxy Voting Policies and Procedures (the “Proxy Guidelines”) that are reasonably designed to ensure that it is voting in the best interest of its clients. The Proxy Guidelines reflect NFJ’s general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company’s capital structure and corporate governance. For example, NFJ generally votes for proposals to declassify boards and generally opposes proposals to institute supermajority voting requirements relating to business combinations. In addition, because Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue, some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) and may result in a vote being cast that will deviate from the Proxy Guidelines.

In accordance with the Proxy Guidelines, NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. NFJ may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, NFJ may refrain from voting a proxy on behalf of its clients’ accounts in certain circumstances, for example, due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers (including ADRs), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, NFJ may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on NFJ’s ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner’s ability to exercise votes, (v) restrictions on the sale of

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securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in NFJ’s handling of proxy voting responsibilities.

Conflicts of Interest. NFJ may have conflicts of interest that can affect how it votes its clients’ proxies. For example, NFJ or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which NFJ votes its clients’ proxies. In order to ensure that all material conflicts of interest are handled appropriately while carrying out its obligation to vote proxies, NFJ’s Proxy Committee has established procedures addressing how NFJ identifies and resolves any material conflicts of interest with its clients.

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APPENDIX D

Procedures for Shareholders to Submit Nominee Candidates

(As of March 14, 2007)

A shareholder of a Fund must follow the following procedures in order to submit properly a nominee recommendation for the Committee’s consideration.

1.	The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to a Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund. Once each quarter, if any Shareholder Recommendations have been received by the Secretary during the quarter, the Secretary will inform the Committee of the new Shareholder Recommendations. Because the Fund does not hold annual or other regular meetings of shareholders for the purpose of electing Directors/Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

2.	All Shareholder Recommendations properly submitted to a Fund will be held by the Secretary until such time as (i) the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a “Director/Trustee Consideration Meeting”) or (ii) the Committee instructs the Secretary to discard a Shareholder Recommendation following a Director/Trustee Consideration Meeting or an Interim Evaluation (as defined below).

3.	At a Director/Trustee Consideration Meeting, the Committee will consider each Shareholder Recommendation then held by the Secretary. Following a Director/Trustee Consideration Meeting, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

4.	A Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an “Interim Evaluation”) for the purpose of determining which Shareholder Recommendations will be considered at the next Director/Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Secretary to discard any or all of the Shareholder Recommendations currently held by the Secretary.

5.	The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the number of shares of (and class) of the Fund(s) owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Directors/Trustees or Directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director/Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Fund’s books; (iv) the number of shares of (and class) of the Fund(s) owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.

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APPENDIX E

The following is a brief summary of the principal investments and strategies and principal risks of each of the Underlying Funds in which the Allianz Global Investors Solutions Funds may invest. Some of the Underlying Funds invest primarily in equity securities and are called Underlying Stock Funds while other Underlying Funds invest primarily in fixed income securities (including money market instruments) and are called Underlying Bond Funds. The summaries are based solely on information contained in the Institutional Class prospectuses of each Underlying Fund, as filed with the Securities and Exchange Commission, as of a recent date. These summaries are for convenient reference only and are qualified in their entirety by reference to the current prospectuses and statements of additional information of each Underlying Fund, and the Trust disclaims any obligation to update them in the event the information in the applicable Underlying Fund prospectus changes. The principal investments and strategies and principal risks of the Underlying Funds may change following the date of this Statement of Additional Information, and investors should refer to the prospectuses of the Trust, Allianz Funds and PIMCO Funds and the Statements of Additional Information of the Trust, Allianz Funds and PIMCO Funds for the most current information regarding the Underlying Funds.

The Allianz Global Investors Solutions Funds may be subject to each of the principal risks of the Underlying Funds. Descriptions of certain of these risks can be found in the “Summary of Principal Risks” of their prospectuses. In addition, the Allianz Global Investors Solutions Funds may be subject to the following risks:

China-Related Risk

For an Underlying Fund that focuses its investments in companies that have exposure to the Chinese ecomony, events or factors affecting the Chinese economy will have a greater effect on, and may more adversely affect, the Underlying Fund than they would with respect to a fund that is more diversified among a number of regions.

The Chinese economy is generally considered an emerging and volatile market. A small number of companies represent a large portion of the China market as a whole, and prices for securities of these companies may be very sensitive to adverse political, economic, or regulatory developments in China and other Asian countries, and may experience significant losses in such conditions. The value of Chinese currencies may also vary significantly relative to the U.S. dollar, affecting the Fund’s investments.

Historically, China’s central government has exercised substantial control over the Chinese economy through administrative regulation, state ownership, the allocation, expropriation or nationalization of resources, by controlling payment of foreign currency-denominated obligations, by setting monetary policy and by providing preferential treatment to particular industries or companies. The emergence of a domestic class is still at an early state, making China’s economic health largely dependent upon exports. China’s growing trade surplus with the U.S. has increased the risk of trade disputes, which could potentially have adverse effects on China’s management strategy of its currency, as well as on some export-dependent sectors.

Despite economic reforms that have resulted in less direct central and local government control over Chinese businesses, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China. These activities, which may include central planning, partial state ownership of or government actions designed to substantially influence certain Chinese industries, market sectors or particular Chinese companies, may adversely affect the public and private sector companies in which the Fund invests. Government actions may also affect the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, currency fluctuations, monetary policies, competition, social instability or political unrest may adversely affect economic growth in China. The Chinese economy and Chinese companies may also be adversely affected by regional security threats, as well as adverse developments in Chinese trade policies, or in trade policies toward China by countries that are trading partners with China.

The greater China region includes mainland China, Hong Kong, Macau and Taiwan, and the Fund’s investments in the region are particularly susceptible to risks in that region. Events in any one country within the region may impact the other countries in the region or the Asia region as a whole. As a result, events in the region will generally have a greater effect on the Fund than if the Fund were more geographically diversified, which could result in greater volatility and losses. Markets in the greater China region can experience significant volatility due to social, regulatory and political uncertainties.

Eco-Sectors Related Risk

For an Underlying Fund that focuses its investments in companies that have exposure, directly or indirectly, to one or more of the EcoEnergy, Pollution Control and Clean Water sectors that comprise the Eco-Sectors, events or factors affecting companies in the Eco-Sectors will have a greater effect on, and may more adversely affect, the Underlying Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Companies in the Eco-Sectors may be particularly susceptible to such factors as environmental protection regulatory actions, other international political and economic developments, changes in government subsidy levels, environmental conservation practices, changes in taxation and other government regulations, and increased costs associated with compliance with environmental or other regulations. There are substantial differences between the environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the Eco-Sectors include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the Eco-Sectors.

The Eco-Sectors, on the whole, are newly developing and strongly influenced by technological changes. The Eco-Sectors can be significantly affected by the level and volatility of technological change in industries focusing on energy, pollution and environmental control. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts in the Eco-Sectors may not result in viable commercial products, and companies in the Eco-Sectors typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the Eco-Sectors are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the Eco-Sectors tends to be considerably more volatile than that of companies in more established sectors and industries.

Each of the sectors that comprise the Eco-Sectors is susceptible to particular risks, including those described below. Companies in the EcoEnergy sector may be adversely affected by the increased use of, or decreases in prices for, oil and other fossil fuels. This risk may be particularly acute because oil prices are at historically high levels and may decline substantially and/or abruptly. Changes in energy conservation practices and the demand for renewable energy may also significantly impact the EcoEnergy sector. Companies in the Pollution Control sector are particularly susceptible to changes in regulatory controls on, and international treaties with respect to, the production or containment of pollutants. Changes in market practices and regulatory conditions surrounding recycling and other waste management techniques may significantly affect the demand for products and services of companies in the Pollution Control sector. Scientific developments, such as breakthroughs in the remediation of global warming or changing sentiments about the deleterious effects of pollution, may also affect practices with respect to pollution control, which could in turn impact companies in the Pollution Control sector. Companies in the Clean Water sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ abilities to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for products and services provided by companies in the Clean Water sector.

To the extent an Underlying Fund focuses its assets in the Eco-Sectors, it invests in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent an Underlying Fund focuses a significant portion of its assets in any particular industry within the Eco-Sectors, it is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry.

An Underlying Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the Eco-Sectors to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.” To the extent an Underlying Fund invests in companies that derive substantial revenues from activities outside the Eco-Sectors, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

European Concentration Risk

When a Fund holds or obtains exposure to European securities or indices of securities, it may be affected significantly by economic, regulatory or political developments affecting European issuers. All countries in Europe may be significantly affected by fiscal and monetary controls implemented by the European Economic and Monetary Union. Eastern European markets are relatively undeveloped and may be particularly sensitive to economic and political events affecting those countries.

Far Eastern (excluding Japan) Concentration Risk

A Fund that holds or obtains exposure to Far Eastern (excluding Japanese) securities or indices of securities may be affected significantly by economic, regulatory or political developments affecting Far Eastern issuers. The economies and financial markets of some Far Eastern countries have been erratic in recent years, and several countries’ currencies have fluctuated in value relative to the U.S. dollar. The trading volume on some Far Eastern stock exchanges is much lower than in the United States, making the securities of issuers traded thereon less liquid and more volatile than similar U.S. securities. Politically, several Far Eastern countries are still developing and could de-stabilize. In addition, it is possible that governments in the region could take action adverse to Far Eastern issuers, such as nationalizing industries or restricting the flow of money in and out of their countries.

Japanese Concentration Risk

An Underlying Fund that holds or obtains exposure to Japanese securities or indices of securities may be affected significantly by economic, regulatory or political developments affecting Japanese issuers. The Japanese economy, after achieving high growth in the 1980s, faltered dramatically in the 1990s. While Japan’s recent economic performance has shown improvements with positive GDP growth, the Japanese government continues to deal with high tax and unemployment rates, unstable banking and financial service sectors, and low consumer spending. Should any or all of these problems persist or worsen, an Underlying Fund invested in such securities could be adversely affected. A small number of industries, including the electronic machinery industry, comprise a large portion of the Japanese market, and therefore weakness in any of these industries could have profound negative impact on the entire market. In addition, Japan has few natural resources; its economy is heavily dependent on foreign trade and so it is vulnerable to trade sanctions or other protectionist measures taken by its trading partners.

PIMCO CommodityRealReturn Strategy Fund Risk

The PIMCO CommodityRealReturn Strategy Fund®, an Underlying Bond Fund in which each Fund may invest, gains exposure to the commodities markets through investments in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures. The PIMCO CommodityRealReturn Strategy Fund will also gain exposure indirectly to commodity markets by investing in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the PIMCO CommodityRealReturn Strategy Fund organized under the laws of the Cayman Islands (“the Subsidiary”). The Subsidiary is advised by PIMCO, and has the same investment objective as the PIMCO CommodityRealReturn Strategy Fund. The Subsidiary may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions of the PIMCO CommodityRealReturn Strategy Fund.

In order for the PIMCO CommodityRealReturn Strategy Fund to qualify as a regulated investment company under Subchapter M of the Code, it must derive at least 90 percent of its gross income each year from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued revenue rulings to the effect, first, that income derived from commodity-linked swaps is not qualifying income under Subchapter M of the Code, and subsequently, that it is possible that certain alternative investment instruments (including certain commodity index-linked notes) creating commodity exposure produce qualifying income under the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income. In addition, the IRS has also issued another private letter ruling in which the IRS specifically concluded that income derived from a fund’s investment in a foreign subsidiary that invests in commodity-linked derivatives will also constitute qualifying income.

Based on such rulings, the PIMCO CommodityRealReturn Strategy Fund seeks to gain exposure to the commodity markets through investments in commodity index-linked notes and through investments in the Subsidiary, in which the PIMCO CommodityRealReturn Strategy Fund may invest no more than 25% of the value of its total assets. The PIMCO CommodityRealReturn Strategy Fund’s intention of qualifying as a regulated investment company may limit the variety and/or terms of the commodity index-linked notes in which that Fund may invest. The PIMCO CommodityRealReturn Strategy Fund’s investment in commodity-linked swaps and other commodity-linked derivatives may also be limited by that Fund’s intention of qualifying as a regulated investment company.

The use of commodity index-linked notes involves specific risks. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. These notes expose the PIMCO CommodityRealReturn Strategy Fund economically to movements in commodity prices. These notes are also subject to risks, such as credit, market and interest rate risks, that in general affect the values of debt securities. In addition, these notes are often leveraged, increasing the volatility of each note’s market value relative to changes in the underlying commodity, commodity futures contract or commodity index. Therefore, at the maturity of the note, the PIMCO CommodityRealReturn Strategy Fund may receive more or less principal than it originally invested. The PIMCO CommodityRealReturn Strategy Fund may receive interest payments on the note that are more or less than the stated coupon interest payments. The PIMCO CommodityRealReturn Strategy Fund will continue to seek ways to make use of other commodity-linked derivative instruments, including swap agreements, commodity options, futures, options on futures and alternative structures within the PIMCO CommodityRealReturn Strategy Fund to gain exposure to commodity markets in a way consistent with maintaining that Fund’s status as a regulated investment company under Subchapter M of the Code.

Water-Related Risk

An Underlying Fund, RCM Global Water Fund, focuses its investments in companies that are substantially engaged in water-related activities. Events or factors affecting the sector consisting of companies engaged in such activities (the “water-related resource sector”) will have a greater effect on, and may more adversely affect, the Underlying Fund than they would with respect to a fund that is more diversified among a number of unrelated sectors and industries.

Companies in the water-related resource sector may be significantly affected by events relating to international political and economic developments, water conservation, the success of exploration projects, commodity prices and tax and other government regulations. There are substantial differences between the water-related, environmental and other regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. Other economic and market developments that may significantly affect companies in the water-related resource sector include, without limitation, inflation, rising interest rates, fluctuations in commodity prices, raw material costs and other operating costs, and competition from new entrants into the sector.

Companies in the water-related resource sector are susceptible to changes in investment in water purification technology globally, and a slackening in the pace of new infrastructure projects in developing or developed countries may constrain such companies’ ability to grow in global markets. Other reductions in demand for clean water, such as significant decreases in world population or increased availability of potable water in arid regions, may reduce demand for certain products and services provided by companies in the water-related resource sector.

While the water-related resource sector includes established and mature companies, portions of the sector are newly developing and strongly influenced by technological changes. The sector can be significantly affected by the level and volatility of technological change in industries focusing on the quality or availability of or demand for potable and non-potable water. In particular, technological advances can render an existing product, which may account for a substantial portion of a company’s revenue, obsolete. Product development efforts by companies in the sector that are focused on developing newer technologies may not result in viable commercial products, and such companies in the sector typically bear high research and development costs, which can limit their ability to maintain operations during periods of organizational growth or instability. Many companies in the sector are in the early stages of operation and may have limited operating histories and smaller market capitalizations on average than companies in other sectors. As a result of these and other factors, the value of investments in companies in the water-related resource sector tends to be considerably more volatile than that of companies in more established sectors and industries.

Underlying Funds that focus on the water-related resource sector invest in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors. To the extent it focuses a significant portion of its assets in any particular industry within the water-related resource sector, the Underlying Fund is further subject to focused investment risk and is more susceptible to events or factors affecting companies in that particular industry. See “Focused Investment Risk.”

The Underlying Fund may also have focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region. Prolonged drought, floods, weather, disease and other natural disasters, as well as war and political instability, may significantly reduce the ability of companies in the water-related resource sector to maintain or expand their operations or their marketing efforts in affected countries or geographic regions. See “Non-U.S. Investment Risk” and “Emerging Markets Risk.”

To the extent the Underlying Fund invests in companies that derive substantial revenues from activities outside the water-related resource sector, those investments may be significantly affected by developments in other industries in which such companies are active. See “Equity Securities Risk” and “Market Risk.”

CCM Capital Appreciation Fund	Ticker Symbols:
PAPIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks growth of capital Fund Category Growth Stocks	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 75-95	Approximate Primary Capitalization Range $3 billion or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of companies with market capitalizations of $3 billion or more that have improving fundamentals (based on growth criteria) and whose stock the portfolio management team believes to be reasonably valued by the market (based on value criteria).

In making investment decisions for the Fund, the portfolio management team considers companies in the Russell 1000 Index and the S&P 500 Index. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, and improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

	• Market Risk • Issuer Risk • Equity Securities Risk	• Credit Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • REIT Risk • Turnover Risk

CCM Emerging Companies Fund	Ticker Symbols:
PMCIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital Fund Category Growth Stocks	Fund Focus Smaller capitalization common stocks Approximate Number of Holdings 75-120	Approximate Primary Capitalization Range At least $100 million and at or below the highest capitalization of companies represented in the Russell 2000 Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of U.S. companies with smaller market capitalizations (which the portfolio management team currently defines as companies with market capitalizations of at least $100 million and at or below the highest market capitalization of companies represented in the Russell 2000 Index ($3.6 billion as of September 30, 2009)) that have improving fundamentals (based on growth criteria) and whose stock the team believes to be reasonably valued by the market (based on value criteria).

The portfolio management team defines “emerging companies” as companies it believes have improving fundamentals and whose stock is reasonably valued by the market. Although emerging companies may potentially be found in any market capitalization, in making investment decisions for the Fund, the team primarily considers U.S. companies with smaller market capitalizations, as described above. The team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets and improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then subjects the most attractively ranked companies in the universe to an analysis of company factors, such as strength of management, competitive industry position, and business prospects, and financial statement data, such as earnings, cash flows and profitability, and normally selects individual stocks for the Fund from among the smaller capitalization companies identified in this analysis. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when the company has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive. The Fund expects to invest a substantial portion of its assets in the securities of companies with smaller market capitalizations, as described above, and may invest in securities issued in initial public offerings (IPOs).

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may utilize stock index futures contracts. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Derivatives Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • REIT Risk • Turnover Risk

CCM Focused Growth Fund	Ticker Symbols:
AFGIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital Fund Category Growth Stocks	Fund Focus Common stocks of companies in the Russell 1000 Growth Index Approximate Number of Holdings 35-45	Approximate Primary Capitalization Range $100 million or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies in the Russell 1000 Growth Index with market capitalizations of at least $100 million. The portfolio management team ranks the stocks in this universe based on a series of growth criteria, such as the changes in consensus earnings estimates over time, the company’s history in meeting earnings targets, and improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive. At times, depending on market and other conditions, the Fund may invest a substantial portion of its assets in a small number of issuers, business sectors or industries.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • REIT Risk • Turnover Risk

CCM Mid-Cap Fund	Ticker Symbols:
PMGIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks growth of capital Fund Category Growth Stocks	Fund Focus Medium capitalization common stocks Approximate Number of Holdings 75-95	Approximate Primary Capitalization Range Same as the Russell Midcap Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those with a market capitalization within the market capitalization range of the companies represented in the Russell Midcap Index (between $474 million and $15.4 billion as of September 30, 2009).

The portfolio management team ranks the stocks in this universe based on a series of growth criteria, such as the change in consensus earnings estimates over time, the company’s history in meeting earnings targets, improvements in return on equity, and also value criteria, such as earnings quality and price-to-earnings ratios. The team then selects individual stocks by subjecting the most attractively ranked stocks in the universe to an analysis of company factors, such as strength of management, competitive industry position and business prospects, and financial statement data, such as earnings, cash flows and profitability. The team may interview company management in making investment decisions.

The portfolio management team re-ranks the universe frequently and seeks to consistently achieve a favorable balance of growth and value characteristics for the Fund. The team may look to sell a stock when company or industry fundamentals deteriorate, when it has negative earnings surprises, or when company management lowers expectations or guidance for sales or earnings. A position may also be reduced if the team believes its weighting should be reduced or if an alternative investment is deemed to be more attractive.

The Fund intends to be fully invested in common stocks (aside from certain cash management practices) and will not make defensive investments in response to unfavorable market and other conditions. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • REIT Risk • Turnover Risk

NACM Convertible Fund	Ticker Symbols:
ANNPX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consisting of capital appreciation and current income Fund Category Convertible Securities	Fund Focus Convertible securities Approximate Number of Holdings 70-100	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in convertible securities, which include, but are not limited to, corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) equity securities or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization or credit quality, and may from time to time invest a significant amount of its assets in securities of smaller companies. The Fund may also invest up to 20% of its net assets in nonconvertible debt securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund may also invest in securities issued by the U.S. government and its agencies and instrumentalities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of convertible securities issuers demonstrating the ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum fundamental metrics and exhibit the highest visibility of future expected operating performance. The fundamental research process generally includes: a breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; analysis of experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate analysis. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in company fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The portfolio managers evaluate each security’s investment characteristics as a fixed income instrument as well as its potential for capital appreciation. The portfolio managers seek to capture approximately 70-80% of the upside performance of the underlying equities with 50% or less of the downside exposure.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first nine risks):

• Market Risk	• Call Risk	• Focused Investment Risk

• Issuer Risk	• Equity Securities Risk	• Leveraging Risk

• Convertible Securities Risk	• High Yield Risk	• Management Risk

• Interest Rate Risk	• Liquidity Risk	• Smaller Company Risk

• Credit Risk	• Derivatives Risk	• Turnover Risk

NACM Emerging Growth Fund	Ticker Symbols:
AEMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Smaller capitalization common stocks Approximate Number of Holdings 130-170	Approximate Primary Capitalization Range Same as Russell 2000 Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in equity securities. The Fund may invest in companies of any size market capitalization, but expects to invest typically in companies with a market capitalization similar to the Russell 2000 Growth Index (between $20 million and $5.6 billion as of December 31, 2009). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk	• Derivatives Risk	• Liquidity Risk

• Issuer Risk	• Focused Investment Risk	• Management Risk

• Equity Securities Risk	• IPO Risk	• Smaller Company Risk

• Credit Risk	• Leveraging Risk	• Turnover Risk

Emerging Markets Opportunities Fund	Ticker Symbols:
AOTIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Stocks	Fund Focus Emerging market stocks Approximate Number of Holdings 100-150	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in securities of companies that are tied economically to countries with emerging securities markets—that is, countries with securities markets that are, in the opinion of the portfolio managers, less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. The Fund’s portfolio managers consider a security to be tied economically to a country with an emerging securities market if it is classified as an emerging market security by MSCI Inc. (“MSCI”), incorporated in an emerging market as defined by MSCI, traded on an exchange in an emerging market as defined by MSCI or if it has exposure to an emerging market as defined by MSCI. The Fund will normally invest primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index, and have exposure to at least 5 emerging market countries. The Fund normally invests primarily in common stocks, either directly or indirectly through depositary receipts. The Fund may invest up to 20% of its net assets in securities of U.S. companies.

The portfolio managers use a quantitative process to make individual security, industry sector and country selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

NACM Global Fund	Ticker Symbols:
NGOIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of U.S. and non-U.S. companies Approximate Number of Holdings 50-100	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of U.S. and non-U.S. companies that the portfolio managers believe are leaders in their respective industries or emerging new players with established history of earnings, easy access to credit, experienced management teams and sustainable competitive advantages. The portfolio managers consider any company with these characteristics regardless of its capitalization, domicile or industry.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per-share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes.

The portfolio managers allocate the Fund’s assets among securities of companies located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective and may invest a portion of its assets in emerging market securities.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

NACM Growth Fund	Ticker Symbols:
NGFIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Growth Stocks	Fund Focus Growth equity securities Approximate Number of Holdings 50-80	Approximate Primary Capitalization Range Same as the Russell 1000 Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its assets in common stocks of companies with market capitalizations at or above the lowest market capitalization of companies represented in the Russell 1000 Growth Index ($342 million as of September 30, 2009).

The portfolio managers use a growth-oriented quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

	• Market Risk • Issuer Risk • Equity Securities Risk	• Credit Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • Turnover Risk

NACM High Yield Bond Fund	Ticker Symbols:
AYBIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks a high level of current income and capital growth Fund Category Fixed Income Securities	Fund Focus Higher yielding fixed income securities Approximate Number of Holdings 80-120	Credit Quality Minimum 80% of assets below rated Ba/BB or below Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade (rated Ba or below by Moody’s, or BB or below by S&P or Fitch, or if unrated, determined by the Sub-Adviser to be of comparable quality). The Fund’s fixed income securities may be fixed-, variable- or floating-rate. The Fund invests across the entire range of maturities of high yield securities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating their ability to improve their fundamental characteristics. The portfolio managers select issuers that exceed minimum credit statistics and exhibit the highest visibility of future expected operating performance. The portfolio managers look for the following in its high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The portfolio managers may consider selling a particular security when the portfolio managers perceive a change in credit fundamentals, a decline in relative attractiveness to other issues, and/or a decline in industry fundamentals, or if any of the original reasons for purchase materially changes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Credit Risk	• Leveraging Risk

• Issuer Risk	• Liquidity Risk	• Management Risk

• Interest Rate Risk	• Derivatives Risk	• Smaller Company Risk

• High Yield Securities Risk	• Focused Investment Risk	• Turnover Risk

NACM Income & Growth Fund	Ticker Symbols:
AZNIX (Institutional Class)

Principal Investments and Strategies	Investment Objective Seeks total return comprised of current income, current gains and capital appreciation Fund Category Income & Equity	Fund Focus Combination of common stocks and other equity securities, debt securities and convertible securities Approximate Number of Holdings 100-300	Approximate Primary Capitalization Range All capitalizations Dividend Frequency Monthly

The Fund seeks to achieve its investment objective by normally investing in a combination of common stocks and other equity securities, debt securities and convertible securities. It is expected that substantially all of the Fund’s debt securities and a substantial portion of its convertible securities will consist of securities rated below investment grade (sometimes referred to as “high yield securities” or “junk bonds”). The allocation of the Fund’s investments across these asset classes will vary from time to time, based upon the portfolio managers’ consideration of factors such as changes in equity prices, changes in interest rates and other economic and market factors, such that an asset class may be more heavily weighted in the Fund’s portfolio than the other classes at any time and from time to time, and sometimes to a substantial extent. The Fund may invest a portion of its assets in non-U.S. securities, including emerging market securities. The Fund may invest in securities of companies with any size market capitalization, but ordinarily expects to focus its common stock investments in companies with market capitalizations of $3 billion or more.

The portfolio managers utilize a disciplined, fundamental, bottom-up research process intended to identify issuers whose fundamentals are expected to improve. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for one or more of the following characteristics: above-average earnings growth; high return on invested capital; a healthy or improving balance sheet and overall financial strength; historic levels of dividend payments; sound financial and accounting policies; strong competitive advantages, which may include effective research and product development and marketing, development of new technologies, efficient service and pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. In addition, when analyzing a convertible or debt security for possible investment, the portfolio managers will also consider such security’s characteristics as an income-producing security using credit analysis. The convertible securities in which the Fund may invest include bonds, debentures, notes, preferred stocks, “synthetic” convertibles and other securities or investments that may be converted or exchanged (by the holder or by the issuer) into equity securities of the issuer (or cash or securities of equivalent value). The weighted average maturity of the portion of the Fund’s assets invested in convertible and debt securities will typically be ten years or less, although the weighted average maturity may vary depending on market and other conditions. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially change or when a more attractive total return candidate is identified.

Under normal market and other conditions, the Fund also expects to employ a strategy of writing (selling) call options on the stocks held in its portfolio (the “Option Strategy”). It is expected that the Fund will ordinarily write call options on the individual stocks held in its portfolio, and with respect to approximately 70% of the value of each position. However, the Fund’s use of the Option Strategy may vary from time to time, depending on market conditions and other factors. The Option Strategy employed by the Fund is described in this section; options generally are described below in this section and further under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information. The Option Strategy is designed to generate gains from option premiums in an attempt to enhance distributions payable to the Fund’s shareholders and to reduce overall portfolio risk. However, there is no assurance that the Option Strategy will achieve its objectives.

Call options on individual securities are contracts representing the right to purchase the underlying equity security at a specified price (the “strike price”) at or before a specified future date (the “expiration date”). The price of the option is determined by trading activity in the broad options market and generally reflects the relationship between factors including the current value of the underlying equity security and the strike price, the volatility of the underlying equity security and the time remaining until the expiration date. As the writer (seller) of a call option, the Fund would receive cash (the premium) from the purchaser of the option, and the purchaser would have the right to receive from the Fund any appreciation in the value of the underlying security and the strike price upon exercise. In effect, the Fund would forgo the potential appreciation in the underlying security in exchange for the premium, although it would retain the risk of loss should the price of the underlying security decline. Therefore, the Fund’s use of the Option Strategy will generally limit the Fund’s ability to benefit from the full upside potential of its equity portfolio.

The Fund generally will write call options with a strike price that is above (“out-of-the-money”) the market value of the underlying security at the time the option is written. In addition to providing possible gains through premiums, out-of-the-money call options allow the Fund to potentially benefit from appreciation in the underlying security held by the Fund up to the strike price, but the Fund forgoes any appreciation above the strike price. The Fund also reserves the flexibility to write “at-the-money” (i.e., with a strike price equal to the market value of the underlying security) and “in-the-money” call options (i.e., with a strike price below the market value of the underlying security). The Fund will only write call options on individual securities if those options are “covered.” The Fund’s written call options on individual portfolio securities will be covered because the Fund will hold the underlying security in its portfolio throughout the term of the option. The Fund will not write options with respect to individual equity securities (other than exchange-traded funds (“ETFs”), as described below) that are not held in the Fund’s portfolio (i.e., “naked” options). The Fund may also write call options on equity indexes and ETFs. The Fund would cover any such options either by segregating liquid assets in an amount equal to its net obligations under the contract or by entering into offsetting positions.

The Fund generally will write “listed” call options that are originated and standardized by the Options Clearing Corporation and trade on a major exchange, although it also may write unlisted (or “over-the-counter”) call options and so-called “flex” options (options that are traded on an exchange, but with customized strike prices and expiration dates). The Fund’s Option Strategy could cause the Fund to recognize larger amounts of net short-term capital gains, which are taxable at the higher ordinary income tax rates when distributed to shareholders, than it otherwise would in the absence of such strategy. The Fund’s Option Strategy also could terminate or suspend the Fund’s holding period in the underlying securities, and, as a result, any dividends received by the Fund on those securities may not qualify for treatment as “qualified dividend income” (which is taxable to individual shareholders at the lower long-term capital gain rates).

The Fund may invest a significant portion of its assets in securities that have not been registered for public sale, including those that are eligible for purchase and sale pursuant to Rule 144A under the Securities Act of 1933.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

	• Market Risk • Issuer Risk • High Yield Risk • Equity Securities Risk • Smaller Company Risk • Derivatives Risk	• Convertible Securities Risk • Credit Risk • Currency Risk • Emerging Markets Risk • Focused Investment Risk • Interest Rate Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

NACM International Fund	Ticker Symbols:
NAISX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Stocks	Fund Focus Companies located in the developed countries represented in the MSCI EAFE Index Approximate Number of Holdings 100-150	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in equity securities of companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Fund also normally invests at least 80% of its net assets in non-U.S. securities.

The portfolio managers use a quantitative process to make individual security and industry sector and country selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Smaller Company Risk	• Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

NACM International Growth Fund	Ticker Symbols:
AILIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Growth Stocks	Fund Focus Equity securities of non-U.S. companies Approximate Number of Holdings 50-100	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of companies located in countries outside of the United States with above-average earnings growth and positioned in what the portfolio managers consider strong growth areas. The Fund normally invests at least 75% of its assets in equity securities. The Fund intends to allocate its investments among a number of different countries, ordinarily in more than 10 countries outside of the United States, and will normally invest at least 80% of its assets in non-U.S. securities. The Fund will normally focus its investments in developed non-U.S. countries, but reserves the flexibility to invest in emerging market securities as well. The Fund may invest in issuers of any size market capitalization, including smaller capitalization companies. The Fund may also invest in initial public offerings (IPOs). The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide, and allocate the Fund’s assets among countries that they expect to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers consider whether to sell a particular security when any of those factors materially changes, or when a more attractive investment candidate is available. The portfolio managers expect a high portfolio turnover rate, which may be 100% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk	• Credit Risk	• Leveraging Risk

• Issuer Risk	• Currency Risk	• Liquidity Risk

• Equity Securities Risk	• Derivatives Risk	• Management Risk

• Non-U.S. Investment Risk	• Focused Investment Risk	• Smaller Company Risk

• Emerging Markets Risk	• IPO Risk	• Turnover Risk

NACM International Growth Opportunities Fund	Ticker Symbols:
ALOIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category International Growth Stocks	Fund Focus Equity securities of smaller non-U.S. companies Approximate Number of Holdings 50-100	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities of companies with smaller market capitalizations and with above-average earnings growth that, in the opinion of the portfolio managers, are positioned in strong growth areas, offer sustainable advantages through positive issuer-specific developments and provide timely investment opportunities that are not yet fully reflected in market prices. The Fund normally invests at least 75% of its net assets in common stock. The Fund intends to allocate its investments among a number of different countries, ordinarily in more than 10 countries outside the United States, and will normally invest at least 80% of its assets in non-U.S. securities. The Fund will normally focus its non-U.S. investments in developed countries, but reserves the flexibility to invest in emerging market securities as well. The Fund currently considers companies with smaller market capitalizations to be those with market capitalizations below $5 billion, though the Fund may invest in companies of any size. The Fund may invest in initial public offerings (IPOs).

The portfolio managers focus on a bottom-up, growth-oriented analysis of the financial conditions and competitiveness of individual companies worldwide, and allocate the Fund’s assets among countries that they expect to provide the best opportunities for meeting the Fund’s investment objective. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers expect a high portfolio turnover rate, which may be 100% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• IPO Risk

• Issuer Risk	• Credit Risk	• Leveraging Risk

• Equity Securities Risk	• Currency Risk	• Liquidity Risk

• Non-U.S. Investment Risk	• Derivatives Risk	• Management Risk

• Emerging Markets Risk	• Focused Investment Risk	• Turnover Risk

NACM Micro Cap Fund	Ticker Symbols:
AMCIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Micro-capitalization common stocks Approximate Number of Holdings 100-150	Approximate Primary Capitalization Range Same as Russell MicroCap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of micro-cap companies. The Fund currently considers micro-cap companies to be those with market capitalizations comparable to the companies included in the Russell Microcap Growth Index (between $10 million and $1.3 billion as of December 31, 2009). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Credit Risk	• Leveraging Risk

• Issuer Risk	• Derivatives Risk	• Liquidity Risk

• Equity Securities Risk	• Focused Investment Risk	• Management Risk

• Smaller Company Risk	• IPO Risk	• Turnover Risk

NACM Mid-Cap Growth Fund	Ticker Symbols:
ANMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Medium capitalization common stocks Approximate Number of Holdings 80-100	Approximate Primary Capitalization Range Same as the Russell Midcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell Midcap Growth Index (between $342 million and $15.4 billion as of September 30, 2009).

The portfolio managers use a growth-oriented quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio managers utilize strategies that combine analysis of dynamic quantitative factors with an actively-managed security selection process. The process begins with NACM’s quantitative research model, which estimates a rate of return for securities in the investment universe based on an array of factors. The research model focuses on characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In considering whether positive change is sustainable over the long term, the portfolio managers analyze fundamental quality by focusing on a number of variables, which may include earnings quality, cash growth and valuation measures. In addition to assessing an investment opportunity for the presence of a positive catalyst and sustainability, in making a purchase decision the portfolio managers also seek confirming signals that these attributes are beginning to be recognized by the market. The portfolio managers consider whether to sell a particular security when any of these factors materially changes or when a more attractive total return candidate is identified.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • Turnover Risk

NACM Pacific Rim Fund	Ticker Symbols:
NAPRX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital Fund Category International Stocks	Fund Focus Equity securities of Pacific Rim companies Approximate Number of Holdings 75-125	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies that are tied economically to countries within the Pacific Rim by satisfying at least one of the following criteria: (i) they derive 50% or more of their total revenue from goods produced, sales made or services provided in one or more Pacific Rim countries; (ii) they are organized under the laws of a Pacific Rim country; (iii) they maintain 50% or more of their assets in one or more Pacific Rim countries; or (iv) the principal trading market for their securities is in a Pacific Rim country. Many of the countries in which the Fund invests are emerging market countries, that is, countries with securities markets that are, in the opinion of the portfolio manager, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation.

The Fund intends to invest in securities of issuers located in at least three Pacific Rim countries. The portfolio manager currently considers the Pacific Rim to include: Australia, China, Hong Kong, countries of the Indian subcontinent, Indonesia, Japan, Malaysia, Mauritius, New Zealand, the Philippines, Singapore, South Korea, Taiwan, Thailand and Vietnam. The portfolio manager allocates the Fund’s assets among securities of issuers located in countries that they expect will provide the best opportunities for meeting the Fund’s investment objective. Although the Fund intends to allocate its investments among at least three countries, the Fund may emphasize the securities of issuers located in any one country in the Pacific Rim when the portfolio manager believes there is potential for above-average growth of capital.

In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that the portfolio manager believes will enable the companies to compete successfully in their respective markets. The portfolio manager considers whether to sell a particular security when any of those factors materially changes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

NACM Small to Mid Cap Growth Fund	Ticker Symbols:
ASGIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Small- to medium-capitalization common stocks Approximate Number of Holdings 100-150	Approximate Primary Capitalization Range Same as Russell 2500 Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies with small to medium market capitalizations. The Fund currently defines small to medium market capitalization companies as those companies with market capitalizations comparable to the companies included in the Russell 2500 Growth Index (between $20 million and $7.5 billion as of December 31, 2009). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Smaller Company Risk	• IPO Risk

• Issuer Risk	• Credit Risk	• Liquidity Risk

• Equity Securities Risk	• Focused Investment Risk	• Management Risk

• Turnover Risk

NACM Ultra Micro Cap Fund	Ticker Symbols:
AUMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term capital appreciation Fund Category Growth Stocks	Fund Focus Ultra micro-capitalization common stocks Approximate Number of Holdings 80-120	Approximate Primary Capitalization Range Less than weighted average of Russell MicroCap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of ultra micro-cap companies. The Fund currently defines ultra micro-cap companies as those with market capitalizations less than the weighted average of the Russell Micro Cap Growth Index ($295 million as of December 31, 2009). The Fund may invest in initial public offerings (IPOs).

The portfolio managers follow a disciplined, fundamental bottom-up research process focusing on companies undergoing positive fundamental change, with sustainable growth characteristics. The portfolio managers look for what they believe to be the best risk-reward candidates within the investment universe, defined as equities that are expected to appreciate based on accelerating fundamental performance, rising expectations and related multiple expansion. Company specific research includes industry and competitive analysis, revenue model analysis, profit analysis and balance sheet assessment. Once the portfolio managers believe that positive fundamental change is occurring and will likely lead to accelerating fundamental performance, they seek evidence that performance will not be short-lived but rather a longer-term sustainable trend. Lastly, the portfolio managers determine if the investment is timely with regard to relative valuation and price strength, exploiting stocks that are under-priced relative to their potential. The portfolio managers may consider selling a particular security if any of the original reasons for purchase materially changes or a more attractive total return candidate is identified. The portfolio managers expect a high portfolio turnover rate, which may be 200% or more.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

• Market Risk	• Credit Risk	• Leveraging Risk

• Issuer Risk	• Derivatives Risk	• Liquidity Risk

• Equity Securities Risk	• Focused Investment Risk	• Management Risk

• Smaller Company Risk	• IPO Risk	• Turnover Risk

NFJ All-Cap Value Fund	Ticker Symbols:
PNFIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued common stocks in a broad range of capitalizations Approximate Number of Holdings 35-50	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing in common stocks and other equity securities of companies representing a broad range of market capitalizations (i.e., a blend of small, medium and large capitalization companies). The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and in non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers further narrow the universe through a combination of qualitative analysis and fundamental research. The portfolio managers seek to identify attractive securities within each market capitalization range and select approximately 35 to 50 securities for the Fund. Although the Fund will normally have some exposure to small, medium and large capitalization companies, the portfolio managers reserve the flexibility to vary the Fund’s relative weighting to each capitalization range. As a result, market capitalization weightings will vary over time. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Emerging Markets Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

NFJ Dividend Value Fund	Ticker Symbols:
NFJEX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Income producing common stocks with potential for capital appreciation Approximate Number of Holdings 40-60	Approximate Primary Capitalization Range Greater than $3.5 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. Under normal market and other conditions, the Fund will invest primarily in common stocks of companies with market capitalizations greater than $3.5 billion. The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and in non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. In addition, a portion of the securities selected for the Fund are identified primarily on the basis of their dividend yields. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk	• Currency Risk • Emerging Markets Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

NFJ GLOBAL DIVIDEND VALUE	Ticker Symbols:
ANUIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Global Stocks	Fund Focus Income-producing common stocks of U.S. and non-U.S. companies with potential for capital Appreciation Approximate Number of Holdings 40-60	Approximate Primary Capitalization Range In excess of $1 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing primarily in common stocks of U.S and non-U.S. companies with market capitalizations in excess of $1 billion. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that pay or are expected to pay dividends. The Fund will, under normal circumstances, invest at least 40% of its total assets in non-U.S. securities and at least 25% of its total assets in U.S. securities, and will allocate its investments among securities of issuers in at least three different countries (including the United States). The Fund will normally invest no more than 30% of its total assets in emerging market securities. The Fund may achieve its exposure to non-U.S. equity securities in several ways, including through investing in American Depositary Receipts (ADRs) and other depositary receipts, in addition to direct investments in the securities of non-U.S. issuers. The Fund may also invest a portion of its assets in real estate investment trusts (REITs).

In selecting investments for the Fund, the portfolio managers use a value investing style focusing on equity securities of companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe of U.S. and non-U.S. companies. The portfolio managers classify the Fund’s selection universe by industry (without regard to geographic concentration) in order to determine potential holdings for the Fund representing a broad range of industry groups. Within each industry group, the portfolio managers further narrow the universe by analyzing factors such as price-to-earnings ratios (i.e., share price relative to a company’s earnings), dividend yield, price-to-book ratios (i.e., share price relative to a company’s balance sheet value), price-to-cash-flow ratios (i.e., share price relative to a company’s cash flow) and price momentum (i.e., changes in stock price relative to changes in overall market prices). After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers may consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other, favorable qualitative metrics.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Smaller Company Risk	• Leveraging Risk

• Issuer Risk	• Credit Risk	• Liquidity Risk

• Equity Securities Risk	• Currency Risk	• Management Risk

• Non-U.S. Investment Risk	• Derivatives Risk	• REIT Risk

• Emerging Markets Risk	• Focused Investment Risk	• Turnover Risk

NFJ International Value Fund	Ticker Symbols:
ANJIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category International Stocks	Fund Focus Undervalued equity securities of non-U.S. companies with capitalizations greater than $1 billion Approximate Number of Holdings 40-60	Approximate Primary Capitalization Range Greater than $1 billion Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 65% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of non-U.S. companies with market capitalizations greater than $1 billion. The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may invest up to 50% of its assets in emerging market securities. The Fund typically achieves its exposure to non-U.S. equity securities through investing in American Depositary Receipts (ADRs), but is not limited to investments in ADRs.

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Focused Investment Risk	• Liquidity Risk • Management Risk • Turnover Risk

NFJ Large-Cap Value Fund	Ticker Symbols:
ANVIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued large capitalization common stocks Approximate Number of Holdings 40-60

Approximate Primary Capitalization Range

Market capitalizations that equal or exceed the market capitalization of the 250th largest company represented in the Russell 1000 Index

Dividend Frequency

Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with large market capitalizations. The Fund currently considers a company’s market capitalization to be large if it equals or exceeds the market capitalization of the 300th largest company represented in the Russell 1000 Index (i.e., a market capitalization of at least $7.4 billion as of September 30, 2009). The Fund may invest in real estate investment trusts (REITs) and normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 40 to 60 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

	• Market Risk • Issuer Risk • Equity Securities Risk	• Credit Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • REIT Risk • Turnover Risk

NFJ Mid-Cap Value Fund	Ticker Symbols:
ANIVX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued medium capitalization common stocks Approximate Number of Holdings 35-50	Approximate Primary Capitalization Range Bottom 800 of the 1,000 largest capitalization North American companies traded on U.S. securities markets Dividend Frequency Quarterly

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with medium market capitalizations. The Fund currently defines medium market capitalization companies as those companies in the bottom 800 of the 1,000 largest companies (in terms of market capitalization) headquartered in North America with equity securities that are publicly traded on U.S. securities markets (i.e., market capitalizations of between $1.9 billion and $15.3 billion as of September 30, 2009). North American companies include, but are not limited to, companies headquartered in the U.S., Canada, Mexico and the islands in the Caribbean/Atlantic (including, without limitation, the Bahamas, Virgin Islands, Cayman Islands and Bermuda). The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and in non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 35 to 50 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Emerging Markets Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

NFJ Small-Cap Value Fund	Ticker Symbols:
PSVIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued small capitalization common stocks Approximate Number of Holdings 100-150	Approximate Primary Capitalization Range Between $100 million and $3.5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies with smaller market capitalizations. The Fund currently considers smaller market capitalization companies to be companies with market capitalizations of between $100 million and $3.5 billion. The Fund normally invests a significant portion of its assets in securities that the portfolio managers expect will generate income (for example, by paying dividends). The Fund may also invest a portion of its assets in real estate investment trusts (REITs) and non-U.S. securities, including emerging market securities.

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued security in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 100 to 150 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Emerging Markets Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

NFJ Renaissance Fund	Ticker Symbols:
PRNIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital and income Fund Category Value Stocks	Fund Focus Undervalued small to medium capitalization common stocks Approximate Number of Holdings 90-110	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in common stocks and other equity securities of companies that the portfolio managers believe are trading at attractive valuations. Although the Fund typically invests in companies with small to medium market capitalizations (between $1 billion and $15 billion), it may invest in companies in any capitalization range. The Fund normally invests a significant portion of its assets in securities of companies that the portfolio managers expect will generate income (for example, by paying dividends).

The portfolio managers use a value investing style focusing on companies whose securities the portfolio managers believe have low valuations. The portfolio managers use quantitative factors to screen the Fund’s initial selection universe. To further narrow the universe, the portfolio managers analyze factors such as price momentum (i.e., changes in security price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings-per-share estimates) and fundamental changes. The portfolio managers also partition the Fund’s selection universe by industry and then identify what they believe to be undervalued securities in each industry to determine potential holdings for the Fund representing a broad range of industry groups. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select approximately 90 to 110 securities for the Fund. The portfolio managers consider selling a security when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative security with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or favorable qualitative metrics.

The Fund may also invest in other kinds of equity securities, including preferred stocks and convertible securities. The Fund may invest up to 25% of its assets in non-U.S. securities, including emerging market securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest up to 20% of its assets in real estate investment trusts (REITs).

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund recently changed its name from “OCC Renaissance Fund,” and was previously sub-advised by Oppenheimer Capital LLC.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Emerging Markets Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • REIT Risk • Turnover Risk

OCC Growth Fund	Ticker Symbols:
PGFIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term growth of capital; income is an incidental consideration Fund Category Growth Stocks	Fund Focus Larger capitalization common stocks Approximate Number of Holdings 40-60	Approximate Primary Capitalization Range $5 billion or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $5 billion.

The portfolio managers consider “growth” companies to include companies they believe to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio managers will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength and earnings growth. In addition, through fundamental research, the portfolio managers seek to identify companies that possess a sustainable competitive advantage by virtue of having a proprietary product or process, superior information technology or distribution capabilities or a dominant position within their industry. The Fund will consider selling a security if the portfolio managers believe that the company’s fundamentals have deteriorated or an alternative investment is more attractive.

In addition to investing in common stocks, the Fund may also invest in other kinds of equity securities, such as preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs).

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk	• Currency Risk • Focused Investment Risk • Liquidity Risk	• Management Risk • Non-U.S. Investment Risk • Turnover Risk

OCC Opportunity Fund	Ticker Symbols:
POFIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; No consideration is given to income Fund Category Growth Stocks	Fund Focus Smaller capitalization common stocks Approximate Number of Holdings 70-110	Approximate Primary Capitalization Range Less than $2 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of less than $2 billion.

The portfolio managers’ investment process focuses on bottom-up, fundamental analysis. The portfolio managers consider “growth” companies to include companies that he believes to have above-average growth prospects (relative to companies in the same industry or the market as a whole). In seeking to identify these companies, the portfolio managers will consider fundamental characteristics such as revenue growth, volume and pricing trends, profit margin behavior, margin expansion opportunities, financial strength, cash flow growth, asset value growth and earnings growth. Through in-depth proprietary research, the portfolio managers search for non-consensus information regarding the growth prospects for small-capitalization companies. The investment process includes both quantitative and qualitative analysis aimed at identifying candidate securities. The portfolio managers generate investment ideas from numerous sources, including proprietary research, Wall Street research, investment publications and quantitative data. Once a potential investment is identified, the portfolio managers conduct a quantitative analysis to determine if the security is reasonably priced with respect to its peer group on a historical and current basis. Then fundamental research is conducted, focusing on a review of financial statements and third-party research. The portfolio managers may interview company management, competitors and other industry experts to gauge the company’s business model, future prospects and financial outlook. For new investments, the portfolio managers determine the position size based upon potential upside performance, downside risk and overall conviction in the company. Industry weightings are periodically evaluated versus the benchmark; the portfolio managers may trim positions in industries that become significantly overweight relative to the Fund’s benchmark and may sell a security when an alternative investment opportunity is deemed more attractive. The portfolio managers seek to diversify the portfolio among different industries.

The Fund may invest in other kinds of equity securities, including preferred stocks, convertible securities and warrants. The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs). The Fund has in the past invested a significant portion of its assets in technology or technology-related companies, although there is no assurance that it will continue to do so in the future.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit Risk • Currency Risk • Focused Investment Risk • IPO Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

OCC Target Fund	Ticker Symbols:
PFTIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation; no consideration is given to income Fund Category Growth Stocks	Fund Focus Medium capitalization common stocks Approximate Number of Holdings Up to 100	Approximate Primary Capitalization Range Between $1 billion and $10 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 65% of its assets in common stocks of “growth” companies with market capitalizations of at least $1 billion, although it may invest in companies of any size.

The portfolio managers select securities for the Fund using a “growth” style. The portfolio managers consider “growth” companies to include companies that they believe have well-defined “wealth creating” characteristics, including superior earnings growth (relative to companies in the same industry or the market as a whole), high profitability and consistent, predictable earnings. In addition, through fundamental research, the portfolio managers seek to identify companies that are gaining market share, have superior management and possess a sustainable competitive advantage, such as superior or innovative products, personnel and distribution systems. The Fund will consider selling a security when the portfolio managers believe that its earnings, market sentiment or relative performance are disappointing or if an alternative investment is more attractive.

The Fund’s equity investments may include common stocks and other kinds of equity securities, such as preferred stocks, convertible securities and warrants. The Fund may also invest in securities issued in initial public offerings (IPOs). The Fund may invest up to 15% of its assets in non-U.S. securities, except that it may invest without limit in American Depositary Receipts (ADRs). At times, depending on market and other conditions, the Fund may invest a substantial portion of its assets in a small number of business sectors or industries.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk	• Credit Risk • Currency Risk • Focused Investment Risk • IPO Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

RCM All Horizons Fund	Ticker Symbols:
ARHIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of companies worldwide Approximate Number of Holdings 20-45	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available worldwide. The Fund’s portfolio managers are not constrained by geographic, capitalization or company limitations. The Fund may invest without limit in emerging market securities. The Fund may also invest in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers are not constrained by style factors and do not intend to pursue specific benchmark-constrained capital growth or income targets. The portfolio managers select investments on a bottom-up basis from a broad universe, irrespective of market capitalization, geography, sector allocation or investment style. While the strategy may seek to add value through short-term holdings, the portfolio managers typically seek investments with longer time horizons for capital appreciation. In analyzing specific companies for possible investment, the portfolio manager may consider as appropriate the economic and political environment for the region in which each company is located. Investments are not restricted to companies with a record of dividend payments.

The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes. The Fund will typically not reinvest proceeds from sales of securities until a suitable opportunity has been identified and the Fund may also hold a substantial portion of its assets in cash or cash equivalents for significant periods of time. The Fund typically does not utilize currency hedging with respect to equity or cash positions. Separate from its strategy of holding cash prior to reinvestment, the Fund may deviate from its principal strategies in response to unfavorable market and other conditions, by making temporary investments of most or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

In selecting investments, the portfolio managers may seek the input of the firm’s global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

While the Fund typically seeks long-term capital appreciation without relying on leverage or short selling, it may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk	• Credit Risk	• Leveraging Risk

• Issuer Risk	• Currency Risk	• Liquidity Risk

• Equity Securities Risk	• Derivatives Risk	• Management Risk

• Non-U.S. Investment Risk	• Focused Investment Risk	• Smaller Company Risk

• Emerging Markets Risk	• IPO Risk	• Turnover Risk

RCM China Equity Fund	Ticker Symbols:
ALQIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of Chinese companies Approximate Number of Holdings 30-50	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of Chinese companies. The portfolio managers consider “Chinese companies” as those companies that (i) are incorporated in Mainland China, (ii) derive at least 50% of their revenue or profits from business activities in Mainland China, or (iii) maintain at least 50% of their assets in Mainland China. Under normal circumstances, the Fund will invest primarily in Chinese companies that are incorporated in Mainland China and listed on the Hong Kong Stock Exchange (commonly referred to as “H-shares”) or those that are incorporated internationally and listed on the Hong Kong Stock Exchange (commonly referred to as “Red-chips”). Under normal circumstances, no more than 20% of the Fund’s assets will ordinarily be invested in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges as A-shares (which are denominated in Renminbi, Mainland China’s currency) or B-shares (which are denominated in the US dollar and Hong Kong dollar). The Fund may invest in securities of companies with any size market capitalization, including small- and medium-capitalization companies. The Fund may also invest its assets in securities issued in initial public offerings (IPOs).

In selecting investments for the Fund, the portfolio managers use a disciplined, bottom-up security selection methodology in an attempt to enhance returns for the portfolio. The objective is to identify investment opportunities among large, medium and small capitalization companies that have attractive risk-return profiles based on fundamental analysis and, when necessary, supported by GrassrootsSM Research, as described below. The portfolio managers focus on growth securities that they believe are trading at reasonable valuations, securities with positive transformations (e.g., re-ratings, or earning surprises) and securities that they believe have turn-around potential. Other characteristics that may be considered during the security selection process include an issuer’s: growing consumer affluence and brand-building; growing cross-straits ties between the People’s Republic of China and Taiwan; potential as beneficiary of Government fiscal stimuli; and rising potential as an industry leader with international competitiveness. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Emerging Markets Risk	• Leveraging Risk

• Issuer Risk	• Credit Risk	• Liquidity Risk

• Equity Securities Risk	• Currency Risk	• Management Risk

• China Related Risk	• Derivatives Risk	• Smaller Company Risk

• Non-U.S. Investment Risk	• IPO Risk	• Turnover Risk

• Focused Investment Risk

RCM Disciplined Equity Fund	Ticker Symbols:
ARDIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Blend Stocks	Fund Focus Equity securities of U.S. companies Approximate Number of Holdings 40-80	Approximate Primary Capitalization Range Greater than $1.5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities and equity-related instruments. The Fund will invest primarily in U.S. companies with market capitalizations of at least $1.5 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in companies organized or headquartered in any one non-U.S. country or 10% in emerging market securities). The Fund may invest in initial public offerings (IPOs).

In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow and/or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as he deems appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principle Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk • Currency Risk	• Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Smaller Company Risk • Turnover Risk

RCM Disciplined International Equity Fund	Ticker Symbol:
DRIEX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of companies worldwide Approximate Number of Holdings 50-115	Approximate Primary Capitalization Range In excess of $1.5 billion Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of non-U.S. companies. While the Fund normally invests in issuers organized or headquartered in at least ten different countries, the Fund may invest up to 65% of its assets in companies organized or headquartered in Japan, the United Kingdom or Germany. The Fund will not invest more than 25% of its assets in companies organized or headquartered in any country except for Japan, the United Kingdom or Germany. The Fund may invest 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund primarily invests in companies with market capitalizations in excess of $1.5 billion. No more than 5% of the Fund’s assets will ordinarily be invested in companies with market capitalizations below $100 million. The Fund may also from time to time invest a significant portion of its assets in one or more sectors of the economy.

In analyzing specific companies for possible investment, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services or a steady stream of new products and services; and attractive valuation. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio manager uses Grassroots SM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so. The Fund recently changed its name from “Allianz RCM International Growth Equity Fund.”

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

RCM Global EcoTrendsSM Fund	Ticker Symbols:
AECIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of companies worldwide with exposure to EcoEnergy, Pollution Control and/or Clean Water sectors Approximate Number of Holdings 50-80	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in a portfolio of common stocks and other equity securities of companies that directly or indirectly have exposure to, or otherwise derive benefits from trends in, one or more of the EcoEnergy, Pollution Control and Clean Water sectors as described below (together, the “Eco-Sectors”). The Fund considers (i) the “EcoEnergy” sector to include products, technologies and services directly or indirectly connected to the efficient use of energy or to the provision or manufacture of alternative, especially regenerative, forms of energy; (ii) the “Pollution Control” sector to include products, technologies and services that could directly or indirectly contribute to the improvement or control of environmental quality, as well as those that are directly or indirectly connected to the disposal, recycling, storage, avoidance or use of all types of waste or waste products; and (iii) the “Clean Water” sector to include products, technologies and services directly or indirectly connected to the provision of potable and non-potable water; the disinfection or desalination of water; the production, storage, distribution, filling and filtering of water; water control; water surveys; and the improvement of water quality. See “Summary of Principal Risks—Eco-Sectors Related Risks.”

The Fund may invest in companies of all sizes, but may invest a substantial portion of its assets in securities of companies with market capitalizations that are small compared to other publicly traded companies, including newly-founded and early-stage companies, and may purchase securities in initial public offerings (IPOs). Under normal circumstances, the Fund invests at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers in at least eight different countries (including the United States). See “Characteristics and Risks of Securities and Investment Techniques—Non-U.S. Securities.” The Fund may invest up to 50% of its total assets in issuers that are organized or headquartered in developing or “emerging market” countries.

In selecting investments for the Fund, the portfolio managers apply a disciplined, bottom-up methodology utilizing a seamless global infrastructure of investment resources. The portfolio managers develop forecasts of economic growth, inflation and interest rates that they use to help identify those regions and individual countries that are likely to offer the best investment opportunities. The portfolio managers may also consider the political outlook, anticipated currency environment and legislative drivers for the country and the region in which a potential investment is located. Depending on market conditions, the portfolio managers may concentrate on securities they consider to be undervalued relative to the sector (value stocks), or securities they consider to have growth potential not sufficiently taken into account in their current prices (growth stocks), or a blend of both. Investments are not restricted to companies with a record of dividend payments, and the Fund often has substantial exposure to companies that pay relatively small or no regular dividends.

The portfolio managers perform a fundamental analysis of a broad universe of potential investments, drawing on a variety of analytical sources that include the management team members’ own research and that of the Sub-Adviser’s Sustainability Research Team, GrassrootsSM Research network (described below), and views of economists and published sector analyses. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; differentiated or superior products and services; and a steady stream of new products and services. The portfolio managers base their security selection on the relative investment merits of each company and industry in the Fund’s investment universe and do not seek to replicate the sector or stock allocations or performance of any index or other benchmark. The portfolio managers determine to sell a security that the Fund holds when the company no longer displays a sufficient number of the positive characteristics noted above or if an alternative investment becomes more attractive.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing. GrassrootsSM Research also provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Allianz RCM Global EcoTrendsSM Fund (continued)

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Credit Risk	• Liquidity Risk

• Issuer Risk	• Currency Risk	• Management Risk

• Equity Securities Risk	• Derivatives Risk	• Smaller Company Risk

• Eco-Sectors Related Risk	• Emerging Markets Risk	• Turnover Risk

• Non-U.S. Investment Risk	• IPO Risk

• Focused Investment Risk	• Leveraging Risk

RCM Global Resources Fund	Ticker Symbols:
RGLIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of U.S. and non-U.S. natural resources companies Approximate Number of Holdings 25-75	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of companies principally engaged in the research, development, manufacturing, extraction, distribution, or sale of materials, energy, or goods related to cyclical or commodity industries, such as oil & gas, minerals, base metals, precious metals, chemicals, fertilizers, paper products, coal, alternative energy and steel (the “natural resources industries”). The Fund expects to invest most of its assets in U.S. and non-U.S. common stocks. Under normal circumstances, the Fund will invest a minimum of 1/3 of its assets in non-U.S. securities and will invest in companies organized or headquartered in at least eight countries including the United States.

The Fund’s portfolio manager will evaluate the relative attractiveness of individual commodity cycles, including supply-demand fundamentals and pricing outlook. Security selection and industry allocation will be based on specific commodity, end market and geographic exposure, operational and financial leverage as well as valuation.

The portfolio manager evaluates the fundamental value and prospects for growth of individual companies and focuses on those companies that the portfolio manager expects will have higher than average rates of growth and strong potential for capital appreciation. In addition, the portfolio manager may make use of internally and externally developed forecasts of economic growth, inflation and interest rates to help identify industry sectors, regions and individual countries (including emerging market countries) that the portfolio manager believes are likely to offer the best investment opportunities. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Smaller Company Risk • Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

RCM Global Small-Cap Fund	Ticker Symbols:
DGSCX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Global Stocks	Fund Focus Equity securities of smaller capitalization U.S. and non-U.S. issuers Approximate Number of Holdings 75-150

Approximate Primary Capitalization Range

Weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the MSCI World Small-Cap Index

Dividend Frequency

At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in companies with market capitalizations comparable to those of companies included in the MSCI World Small-Cap Index. Under normal market and other conditions, the Fund expects to maintain a weighted-average market capitalization between 50% and 200% of the weighted-average market capitalization of the securities in the MSCI World Small-Cap Index, which as of September 30, 2009 would permit the Fund to maintain a weighted-average market capitalization ranging from $795 million to $3.2 billion. The Fund normally invests in companies organized or headquartered in at least eight different countries (one of which may be the United States) and expects that the majority of its non-U.S. investments will normally be in Japan and Western Europe. Under normal market and other conditions, the Fund will invest no more than 25% of its assets in issuers that are organized or headquartered in any one country outside the U.S., other than France, Germany, Japan and the United Kingdom. The Fund may invest up to 30% of its assets in companies organized or headquartered in emerging market countries (but no more than 10% in any one emerging market country). The Fund may also from time to time invest a significant percentage of its assets in securities issued in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio manager develops forecasts of economic growth, inflation and interest rates that are used to help identify those regions and individual countries that the portfolio manager believes are likely to offer the best investment opportunities. The portfolio manager may consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. In addition, the portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio manager sells securities as the portfolio manager deems appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio manager uses GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

	• Market Risk	• Smaller Company Risk	• IPO Risk

• Issuer Risk • Equity Securities Risk • Non-U.S. Investment Risk • Emerging Markets Risk	• Credit Risk • Currency Risk • Derivatives Risk • Focused Investment Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Turnover Risk

RCM Global Water Fund	Ticker Symbols:
AWTIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of water-related companies worldwide Approximate Number of Holdings 25-50	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of companies that are represented in one or more of the S&P Global Water Index, the Palisades Water or Global Water Indices or the Janney Water Index (Composite), or that are substantially engaged in water-related activities. For purposes of the 80% test, the portfolio managers consider a company to be “substantially engaged” in water-related activities if it derives at least 50% of its revenues or profits from, or devotes at least 50% of its assets to, such activities. The portfolio managers consider “water-related activities” as those commercial activities that relate to the quality or availability of or demand for potable and non-potable water and include but are not necessarily limited to the following: water production, storage, transport and distribution; water supply-enhancing or water demand-reducing technologies and materials; water planning, control and research; water conditioning, such as filtering, desalination, disinfection and purification; sewage and liquid waste treatment; and water delivery-related equipment and technology, consulting or engineering services relating to any of the above-mentioned activities. See “Summary of Principal Risks—Water-Related Risk” in this Prospectus. The Fund’s portfolio managers are not constrained by capitalization limitations. The Fund invests, under normal circumstances, at least 40% of its total assets in non-U.S. securities, and allocates its investments among securities of issuers in at least eight different countries (including the United States). The Fund may invest in emerging market securities. The Fund may also purchase securities in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers select investments on a bottom-up basis irrespective of market capitalization, geography, industry/sector or growth- or value-orientation. In selecting investments for the Fund, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. In analyzing specific companies for possible investment, the portfolio managers may also consider the anticipated economic growth rate, political outlook, inflation rate, currency outlook and interest rate environment for the country and the region in which the company is located. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In selecting investments, the portfolio managers may seek the input of a global research platform, regional portfolio managers and single country managers. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first six risks):

• Market Risk	• Credit Risk	• Liquidity Risk

• Issuer Risk	• Currency Risk	• Management Risk

• Equity Securities Risk	• Derivatives Risk	• Smaller Company Risk

• Focused Investment Risk	• Emerging Markets Risk	• Turnover Risk

• Water-Related Risk	• IPO Risk

• Non-U.S. Investment Risk	• Leveraging Risk

RCM International Opportunities Fund	Ticker Symbols:
AMOIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category International Stocks	Fund Focus Equity securities of non-U.S. companies Approximate Number of Holdings 40-80	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity securities and equity-related instruments that the portfolio managers believe represent the best investment opportunities available internationally. The Fund primarily invests in companies with market capitalizations in excess of $2 billion, but may invest in companies of any capitalization. Fund holdings normally consist primarily of securities of companies organized or headquartered outside of the United States, and the Fund normally has exposure to at least 5 countries outside of the U.S. The Fund may invest up to 25% of its assets in emerging market securities. The Fund may also invest in initial public offerings (IPOs).

In making investment decisions for the Fund, the portfolio managers select investments on a bottom-up, company specific basis from within the broad universe of investments. The portfolio manager ordinarily looks for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services and/or a steady stream of new products and services. The portfolio manager may also consider, as appropriate, the economic and political environment for the region in which the company is located.

In selecting investments, the portfolio managers may seek the input of the firm’s global research analysts located worldwide in offices in Frankfurt, London, Tokyo, Hong Kong and San Francisco. In addition to traditional research activities, the portfolio manager uses RCM’s GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. While the Fund may hedge its exposure to foreign currencies, the portfolio managers typically do not engage in active management of currency exposure. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks

Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

• Market Risk	• Credit Risk	• Leveraging Risk

• Issuer Risk	• Currency Risk	• Liquidity Risk

• Equity Securities Risk	• Derivatives Risk	• Management Risk

• Non-U.S. Investment Risk	• Focused Investment Risk	• Smaller Company Risk

• Emerging Markets Risk	• IPO Risk	• Turnover Risk

RCM Large-Cap Growth Fund	Ticker Symbols:
DRLCX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Growth Stocks	Fund Focus Large capitalization equity securities Approximate Number of Holdings 45-85	Approximate Primary Capitalization Range $5 billion or more Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in equity securities of U.S. companies with market capitalizations of at least $5 billion. The Fund may also invest up to 20% of its assets in non-U.S. securities (but no more than 10% in any one non-U.S. country or 10% in companies organized or headquartered in emerging market countries). At times, depending on market and other conditions, the Fund may also invest a significant percentage of its assets in a small number of business sectors or industries.

In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; and differentiated or superior products and services or a steady stream of new products and services. Investments are not restricted to companies with a record of dividend payments. The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objective and as necessary for redemption purposes.

In addition to traditional research activities, the portfolio managers use Grassroots SM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

The Fund may utilize foreign currency exchange contracts, options, stock index futures contracts and other derivative instruments. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first three risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Credit Risk • Currency Risk	• Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • Leveraging Risk	• Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Turnover Risk

RCM Mid-Cap Fund	Ticker Symbols:
DRMCX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Growth Stocks	Fund Focus Medium capitalization equity securities Approximate Number of Holdings 85-125	Approximate Primary Capitalization Range Same as Russell Midcap Growth Index Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity and equity-related instruments of companies of all market capitalizations. As discussed below, the Fund expects to engage in derivative transactions, which will often give rise to forms of leverage and which could have the effect of either magnifying or limiting the Fund’s gains and losses depending upon the particular derivative strategies used. The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging market countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. Although the Fund will not concentrate its investments in any single industry, it ordinarily expects to have substantial exposure to companies in potential high-growth areas such as technology or healthcare. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Fund may purchase securities in initial public offerings (IPOs).

In managing the Fund, the portfolio managers employ fundamental research tools and the GrassrootsSM research described below, in an attempt to maximize market opportunities. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; the potential for superior risk-adjusted returns; differentiated or superior products and services or a steady stream of new products and services. The portfolio managers will sell a security as they deem appropriate, such as when its price target has been attained, when the company experiences an adverse change in fundamentals, when a more favorable investment is identified or as necessary for redemption purposes.

The Fund ordinarily expects to use derivative instruments and related techniques in an attempt to take advantage of perceived market inefficiencies or expected security price movements, to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transactions costs. In an effort to maximize opportunities and the use of research gathered as described below, portfolio managers will also employ techniques based on derivative instruments. Specifically, the Fund expects, from time to time, to (i) purchase call options on securities whose prices the portfolio managers believe will increase, (ii) purchase and write (sell) put and call options (including “naked” options or individual securities not held in the Fund’s portfolio), including combinations of put and call options, (iii) engage in short sales, and (iv) employ other derivative instruments with respect to securities, indices, currencies and other assets. The Fund may enter into futures and forward contracts and swap agreements, and may write call options on indices and exchanged-traded funds. There is no assurance that these strategies will achieve their objectives and they may result in losses to the Fund. The derivative instruments to be employed by the Fund are described generally under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information.

Although it has no current intention to do so, the Fund may also employ leverage by utilizing reverse repurchase agreements and borrowing money (to the maximum extent permitted under the Investment Company Act) to purchase or carry securities during periods in which the portfolio managers believe that the opportunities for gain are potentially greater than the risk of loss. The Fund will only borrow from banks, and only if the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, the Fund, within three business days, will seek to reduce its borrowings so that it meets the requirement. To do so, or to meet maturing bank loans, the Fund might on occasion be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund; such expense may not be recovered by any appreciation of the securities purchased and may exceed the Fund’s investment income. In addition, even if the Fund does not have any borrowings outstanding it may incur commitment fees and other costs relating to the Fund’s credit facility. Leveraging is a speculative technique and there are special risks involved. To the extent that the Fund uses or incurs leverage, an investment in the Fund will be more volatile and riskier than an investment in funds that do not use leverage.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Derivatives Risk • Smaller Company Risk	• Credit Risk • Currency Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Short Selling Risk • Turnover Risk

RCM Strategic Growth Fund	Ticker Symbols:
ANRIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks capital appreciation Fund Category Growth Stocks	Fund Focus Equity and equity-related instruments and derivatives Approximate Number of Holdings 40-150	Approximate Primary Capitalization Range All capitalizations Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing primarily in equity and equity-related instruments of companies of all market capitalizations. As discussed below, the Fund expects to engage in derivative transactions, which will often give rise to forms of leverage and which could have the effect of either magnifying or limiting the Fund’s gains and losses depending upon the particular derivative strategies used. The Fund may invest in companies located within or outside the United States (including companies organized or headquartered in emerging market countries). The Fund is not limited in the percentage of assets it may invest in any one country, region or geographic area. Although the Fund will not concentrate its investments in any single industry, it ordinarily expects to have substantial exposure to companies in potential high-growth areas such as technology or healthcare. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Fund may purchase securities in initial public offerings (IPOs).

In managing the Fund, the portfolio managers employ fundamental research tools and the GrassrootsSM research described below, in an attempt to maximize market opportunities. In analyzing specific companies for possible investment, the portfolio managers ordinarily look for several of the following characteristics: higher than average growth and strong potential for capital appreciation; substantial capacity for growth in revenue, cash flow or earnings, through either an expanding market or expanding market share; a strong balance sheet; superior management; strong commitment to research and product development; the potential for superior risk-adjusted returns; differentiated or superior products and services or a steady stream of new products and services. The portfolio managers will sell a security as they deem appropriate, such as when its price target has been attained, when the company experiences an adverse change in fundamentals, when a more favorable investment is identified or as necessary for redemption purposes.

The Fund ordinarily expects to use derivative instruments and related techniques in an attempt to take advantage of perceived market inefficiencies or expected security price movements, to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transactions costs. In an effort to maximize opportunities and the use of research gathered as described below, portfolio managers will also employ techniques based on derivative instruments. Specifically, the Fund expects, from time to time, to (i) purchase call options on securities whose prices the portfolio managers believe will increase, (ii) purchase and write (sell) put and call options (including “naked” options or individual securities not held in the Fund’s portfolio), including combinations of put and call options, (iii) engage in short sales, and (iv) employ other derivative instruments with respect to securities, indices, currencies and other assets. The Fund may enter into futures and forward contracts and swap agreements, and may write call options on indices and exchanged-traded funds. There is no assurance that these strategies will achieve their objectives and they may result in losses to the Fund. The derivative instruments to be employed by the Fund are described generally under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information.

Although it has no current intention to do so, the Fund may also employ leverage by utilizing reverse repurchase agreements and borrowing money (to the maximum extent permitted under the Investment Company Act) to purchase or carry securities during periods in which the portfolio managers believe that the opportunities for gain are potentially greater than the risk of loss. The Fund will only borrow from banks, and only if the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings, including the proposed borrowing. If at any time the Fund should fail to meet this 300% coverage requirement, the Fund, within three business days, will seek to reduce its borrowings so that it meets the requirement. To do so, or to meet maturing bank loans, the Fund might on occasion be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Interest on money borrowed is an expense of the Fund; such expense may not be recovered by any appreciation of the securities purchased and may exceed the Fund’s investment income. In addition, even if the Fund does not have any borrowings outstanding it may incur commitment fees and other costs relating to the Fund’s credit facility. Leveraging is a speculative technique and there are special risks involved. To the extent that the Fund uses or incurs leverage, an investment in the Fund will be more volatile and riskier than an investment in funds that do not use leverage.

In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, provides a “second look” at potential investments, and checks marketplace assumptions about market demand for particular products and services.

In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first five risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Derivatives Risk • Smaller Company Risk	• Credit Risk • Currency Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Short Selling Risk • Turnover Risk

RCM Technology Fund	Ticker Symbols:
DRGTX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks long-term capital appreciation Fund Category Sector-Related Stocks	Fund Focus Equity securities of U.S. and non-U.S. technology-related companies Approximate Number of Holdings 30-120	Approximate Primary Capitalization Range Greater than $500 million Dividend Frequency At least annually

The Fund seeks to achieve its investment objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in common stocks and other equity securities of technology companies and in derivatives and other synthetic instruments that have economic characteristics similar to common stocks and other equity securities of technology companies. The Fund’s use of derivative instruments will often give rise to forms of leverage and could have the effect of either magnifying or limiting the Fund’s gains and losses depending upon the particular derivative strategies used. The Fund normally invests in companies organized or headquartered in at least three different countries, and may invest up to 50% of its assets in non-U.S. issuers, but under normal market and other conditions no more than 25% of its assets in issuers organized or headquartered in any one country outside the United States, other than Japan. The Fund may also invest up to 20% of its assets in companies organized or headquartered in emerging market countries (but no more than 15% in any one emerging market country). The Fund intends to invest primarily in companies with market capitalizations greater than $500 million, with no more than 15% of its assets in technology companies with market capitalizations below $100 million. The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers, which may increase risk. The Fund may invest a substantial portion of its assets in securities issued in initial public offerings (IPOs).

The portfolio managers define technology companies as those that provide technology products or services or utilize technology to gain competitive advantages. These include internet products and services, computers and computer peripherals, software, electronic components and systems, communications equipment and services, semiconductors, media and information services, pharmaceuticals, hospital supply and medical devices, biotechnology products, environmental services, chemical products and synthetic materials, defense and aerospace products and services, nanotechnology, energy equipment and services and others. The portfolio managers evaluate the fundamental value and prospects for growth of individual companies and focus on those companies that they expect will have higher than average rates of growth and strong potential for capital appreciation. Investments are not restricted to companies with a record of dividend payments.

The portfolio managers develop forecasts of economic growth, inflation, and interest rates that they use to help identity those regions and individual countries that are believed likely to offer the best investment opportunities. In addition to traditional research activities, the portfolio managers use GrassrootsSM Research, which prepares research reports based on field interviews with customers, distributors and competitors of the companies in which the Fund invests or contemplates investing, and provides a “second look” at potential investments and checks marketplace assumptions about market demand for particular products and services.

The Fund ordinarily expects to use derivative instruments and related techniques in an attempt to take advantage of perceived market inefficiencies or expected security price movements, to enhance the Fund’s investment returns, to hedge against market and other risks in the portfolio and/or to obtain market exposure with reduced transactions costs. In an effort to maximize opportunities and the use of research gathered as described below, portfolio managers will also employ techniques based on derivative instruments. Specifically, the Fund expects, from time to time, to (i) purchase call options on securities whose prices the portfolio managers believe will increase, (ii) purchase and write (sell) put and call options (including “naked” options or individual securities not held in the Fund’s portfolio), including combinations of put and call options, (iii) engage in short sales, and (iv) employ other derivative instruments with respect to securities, indices, currencies and other assets. The Fund may enter into futures and forward contracts and swap agreements, and may write call options on indices and exchanged-traded funds. There is no assurance that these strategies will achieve their objectives and they may result in losses to the Fund. The derivative instruments to be employed by the Fund are described generally under “Investment Objectives and Policies—Derivative Instruments” in the Statement of Additional Information.

The portfolio managers sell securities as they deem appropriate in accordance with sound investment practices and the Fund’s investment objectives and as necessary for redemption purposes. In response to unfavorable market and other conditions, the Fund may deviate from its principal strategies by making temporary investments of some or all of its assets in high-quality fixed income securities, cash and cash equivalents. The Fund may not achieve its investment objective when it does so.

Principal Risks	Among the principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are (in alphabetical order after the first four risks):

	• Market Risk • Issuer Risk • Equity Securities Risk • Smaller Company Risk • Credit Risk	• Currency Risk • Derivatives Risk • Emerging Markets Risk • Focused Investment Risk • IPO Risk	• Leveraging Risk • Liquidity Risk • Management Risk • Non-U.S. Investment Risk • Short Selling Risk • Turnover Risk

Nicholas-Applegate Institutional Funds Emerging Markets Fund	Ticker Symbol:
NAGDX (Class II)

Principal Investments and Strategies

The Fund normally invests at least 75% of its net assets in common stock. In addition, the Fund spreads its investments among countries. Normally, at least 80% of its net assets will be invested in companies that are tied economically to a number of different countries with emerging securities markets. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund may invest up to 20% of its assets in U.S. companies.

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests primarily in stocks of companies located in countries with emerging securities markets—that is, countries with securities markets which are, in the opinion of the Investment Adviser, less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation. These are markets which have yet to reach a level of maturity associated with developed foreign stock markets, especially in terms of participation by investors.

The Fund seeks to achieve its investment objective by investing primarily in companies located in the countries represented in the Fund’s benchmark, the MSCI Emerging Markets Index. The portfolio managers’ “Emerging Markets Systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions, and to integrate those decisions. The portfolio managers seek to position the Fund’s portfolio to deliver consistent risk-adjusted returns, with a low tracking error to the Fund’s benchmark, over time. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that will continually drive the Fund’s portfolio toward new excess return opportunities.

The Investment Adviser allocates the Fund’s assets among securities of countries that are expected to provide the best opportunities for meeting the Fund’s investment objective. The Fund may also lend portfolio securities on a short-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 150% or more.

Principal Risks

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

Stock Market Volatility—The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, its market capitalization, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

Smaller Issuers—Investments in small- and mid-capitalization companies entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trades less frequently than those of larger companies.

Non-U.S. Securities Risks—The prices of non-U.S. securities may be further affected by other factors, including:

•

a. Currency exchange rates—The dollar value of the Fund’s non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

•

b. Political and economic conditions—The value of the Fund’s non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

•

c. Regulations—Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

•

d. Markets—The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

•	e. Emerging Securities Markets—Non-U.S. securities risks are magnified in countries with emerging securities markets since these countries may have unstable governments and less established markets.

•

f. Equity-Linked Securities—Equity-Linked Securities are derivative instruments that replicate the characteristics of an underlying security. In addition to other non-U.S. securities risks, Equity-Linked Securities involve the risk that the issuer may default on its obligations under the security.

Securities Lending—There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

Active Portfolio Trading—A high portfolio turnover rate has the potential to generate more taxable short-term gains for shareholders and may have an adverse effect on the Fund’s after tax performance.

Lack of Operating History—The Fund has fewer than three years of operating history upon which prospective shareholders can evaluate their likely performance.

Nicholas-Applegate Institutional Funds Global Select Fund	Ticker Symbol:
NAGSX (Class II)

Principal Investments and Strategies

The Fund normally invests at least 75% of its net assets in equity securities. The Fund normally invests at least 80% of its net assets in the common stock of companies that are tied economically to a number of different countries throughout the world, one of which may be the United States. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. Under normal circumstances, the Fund will invest a significant amount of its assets outside the United States. When in the opinion of the Investment Adviser, greater investment opportunities exist, the Fund may also invest in companies located in countries with emerging securities markets.

The Fund seeks maximum long-term capital appreciation. In pursuing its investment objective the Fund invests in a broad range of U.S. and non-U.S. companies in different industries that, in the Investment Adviser’s opinion, represent the “best of the best” globally—companies that are leaders in their respective industries or emerging players with established histories of earnings, easy access to credit and experienced management teams. These are companies the Investment Adviser believes are benefiting from sustainable competitive advantages. The Investment Adviser considers any company with these characteristics regardless of their respective capitalization, domicile or industry.

In analyzing specific companies for possible investment, the Fund’s Investment Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Investment Adviser considers whether to sell a particular security when any of those factors materially changes.

The Investment Adviser allocates the Fund’s assets among securities of countries, including countries with emerging markets, that are expected to provide the best opportunities for meeting the Fund’s investment objective.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 200% or more.

Principal Risks

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

Stock Market Volatility—The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, its market capitalization, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

Non-U.S. Securities Risks—The prices of non-U.S. securities may be further affected by other factors, including:

•

Currency exchange rates—The dollar value of the Fund’s non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

•

Political and economic conditions—The value of the Fund’s non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

•

Regulations—Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

•

Markets—The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

•	Emerging Securities Markets—Non-U.S. securities risks are magnified in countries with emerging securities markets since these countries may have unstable governments and less established markets.

•

Equity-Linked Securities—Equity-Linked Securities are derivative instruments that replicate the characteristics of an underlying security. In addition to other non-U.S. securities risks, Equity-Linked Securities involve the risk that the issuer may default on its obligations under the security.

Securities Lending—There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

Smaller Issuers—Investments in small- and mid-capitalization companies entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trades less frequently than those of larger companies.

Active Portfolio Trading—A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund’s after tax performance.

Nicholas-Applegate Institutional Funds International All Cap Growth Fund	Ticker Symbol:
NIACX (Class I)

Principal Investments and Strategies

The Fund normally invests at least 75% of its net assets in common stocks. Under normal conditions, the Fund invests at least 80% of its net assets in the securities of companies that are tied economically to a number of different foreign countries throughout the world. The Fund’s investments are not limited with respect to the capitalization size of issuers. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund may invest up to 20% of its assets in U.S. companies.

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests in a diversified portfolio of equity securities of companies primarily located in developed non-U.S. markets.

The Investment Adviser conducts “bottom-up” individual company analysis on a group of companies that meet the Investment Adviser’s standards. It identifies companies experiencing accelerating earnings, rising relative price strength and positive company fundamentals. A “top-down” analysis is conducted to confirm the results of “bottom-up” scrutiny, and help identify the most attractive sectors and countries for investment. The resulting portfolio is invested in companies with above average earnings growth and positioned in strong growth areas, typically in greater than twenty countries outside of the U.S. The Fund will invest in companies of any size from larger, well-established companies to smaller, emerging growth companies, and may invest in companies in lesser-developed countries.

The Fund may also lend portfolio securities on a short-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 200% or more.

Principal Risks

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

Stock Market Volatility—The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, its market capitalization, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

Smaller Issuers—Investments in small- and mid-capitalization companies entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trade less frequently than those of larger companies.

Non-U.S. Securities Risks—The prices of non-U.S. securities may be further affected by other factors, including:

•

Currency exchange rates—The dollar value of the Fund’s non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

•

Political and economic conditions—The value of the Fund’s non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

•

Regulations—Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

•

Markets—The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

•

Equity-Linked Securities—Equity-Linked Securities are derivative instruments that replicate the characteristics of an underlying security. In addition to other non-U.S. securities risks, Equity-Linked Securities involve the risk that the issuer may default on its obligations under the security.

•

Emerging Securities Markets—To the extent that the Fund invests in countries with emerging markets, the non-U.S. securities risks are magnified since these countries may have unstable governments and less established markets.

Securities Lending—There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

Active Portfolio Trading—A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund’s after tax performance.

Nicholas-Applegate Institutional Funds International Systematic Fund	Ticker Symbol:
NAIEX (Class II)

Principal Investments and Strategies

The Fund normally invests at least 75% of its net assets in common stocks. Under normal conditions, the Fund invests at least 80% of its net assets in the securities of companies that are tied economically to a number of different foreign countries throughout the world. The Fund’s investments are not limited with respect to the capitalization size of issuers. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy. The Fund may invest up to 20% of its assets in U.S. companies.

The Fund seeks maximum long-term capital appreciation. In pursuing this goal, the Fund invests primarily in companies located throughout the world.

The Fund seeks to achieve its investment objective by investing primarily in companies located in the developed countries represented in the Fund’s benchmark, the MSCI EAFE Index. The Investment Adviser’s “international systematic” investment approach uses a quantitative process to make individual security, industry sector, country and currency selection decisions and to integrate those decisions. The portfolio managers seek to position the Fund’s portfolio to deliver consistent risk-adjusted returns, with a low tracking error to the Fund’s benchmark, over time. The portfolio managers believe that their investment process results in a clearly defined buy and sell discipline that will continually drive the Fund’s portfolio toward new excess return opportunities.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 100% or more.

Principal Risks

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

Stock Market Volatility—The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, its market capitalization, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

Smaller Issuers—Investments in small- and mid-capitalization companies entails greater risk because these companies may have unproven track records, limited product or service base, limited access to capital and may be more likely to fail than larger more established companies. Information regarding smaller companies may be less available, incomplete or inaccurate, and their securities may trades less frequently than those of larger companies.

Non-U.S. Securities Risks—The prices of non-U.S. securities may be further affected by other factors, including:

•

Currency exchange rates—The dollar value of the Fund’s non-U.S. investments will be affected by changes in the exchange rates between the dollar and the currencies in which those investments are traded.

•

Political and economic conditions—The value of the Fund’s non-U.S. investments may be adversely affected by political and social instability in their home countries and by changes in economic or taxation policies in those countries.

•

Regulations—Non-U.S. companies generally are subject to less stringent regulations, including financial and accounting controls, than are U.S. companies. As a result, there generally is less publicly available information about non-U.S. companies than about U.S. companies.

•

Markets—The securities markets of other countries are smaller than U.S. securities markets. As a result, many non-U.S. securities may be less liquid and their prices may be more volatile than U.S. securities.

•

Equity-Linked Securities—Equity-Linked Securities are derivative instruments that replicate the characteristics of an underlying security. In addition to other non-U.S. securities risks, Equity-Linked Securities involve the risk that the issuer may default on its obligations under the security.

Securities Lending—There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

Active Portfolio Trading—A high portfolio turnover rate has the potential to generate more taxable short-term gains for shareholders and may have an adverse effect on the Fund’s after tax performance.

Lack of Operating History—The Fund has fewer than three years of operating history upon which prospective shareholders can evaluate their likely performance.

Nicholas-Applegate Institutional Funds U.S. Systematic Large Cap Growth Fund	Ticker Symbol:
NLCTX (Class II)

Principal Investments and Strategies

Normally, the Fund invests at least 80% of its net assets in common stock of large U.S. companies. The Fund will provide shareholders with at least 60 days’ prior notice of any change in this investment policy.

The Fund seeks long-term capital appreciation. In pursuing this goal, the Fund invests primarily in stocks from a universe of U.S. companies with large market capitalizations. Generally, large companies are those with market capitalizations similar to the Russell 1000 Growth Index as measured at the time of purchase; but the Fund considers “large” companies to be companies with market capitalization greater than $5 billion. Capitalization of companies held by the Fund may fluctuate greatly as the market moves upwards or downwards.

The Investment Adviser uses a quantitative process to make individual security and industry sector selection decisions and to integrate those decisions. The portfolio managers seek to position the Fund’s portfolio to deliver consistent risk-adjusted returns, while maintaining a portfolio whose returns closely resemble those of the Fund’s benchmark over time. The process begins with the Investment Adviser’s quantitative research model, which estimates a rate of return for each stock in the investment universe based on an array of factors. The research model focuses on key characteristics of change such as earnings trends, the rate of earnings acceleration in reported and expected earnings and positive earnings revisions. In the opinion of the Investment Adviser, companies with upward earnings revisions and those reporting earnings above expectations will outperform the market.

When determining whether positive change is sustainable over the long term, the Investment Adviser analyzes fundamental quality by focusing on a number of variables including earnings acceleration and valuation measures. Once the Investment Adviser has assessed an investment opportunity for the presence of a positive catalyst and sustainability, it seeks confirming signals that these changes are beginning to be recognized by the market through rising stock prices. The Investment Adviser considers whether to sell a particular security when any of these factors materially changes.

The Fund may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets. The Investment Adviser expects a high portfolio turnover rate which can be 100% or more.

Principal Risks

Because you could lose money by investing in the Fund, be sure to read all risk disclosures carefully before investing. The Fund is primarily subject to the following risks:

Stock Market Volatility—The prices of equity securities change in response to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions, domestic and worldwide political events, and market liquidity. Stock prices are unpredictable, may fall suddenly and may continue to fall for extended periods.

To the extent the Fund is overweighted in certain market sectors compared to the Russell 1000 Growth Index, the Fund may be more volatile than the Index.

Securities Lending—There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price.

Active Portfolio Trading—A high portfolio turnover rate has the potential to generate more taxable short-term gains that may be taxed as ordinary income and may have an adverse effect on the Fund’s after tax performance.

PIMCO CommodityRealReturn Strategy Fund	Ticker Symbols:
PCRIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum real return consistent with prudent investment management	Fund Focus Commodity-linked derivative instruments backed by a portfolio of inflation-indexed and other Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa

	Average Portfolio Duration ≤ 10 years	Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. “Real Return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Commodities are assets that have tangible properties, such as oil, metals, and agricultural products. The value of commodity-linked derivative instruments may be affected by overall market movements and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, or political and regulatory developments. The Fund may also invest in common and preferred stocks as well as convertible securities of issuers in commodity-related industries.

The Fund will seek to gain exposure to the commodity markets primarily through investments in leveraged or unleveraged commodity index-linked notes, which are derivative debt instruments with principal and/or coupon payments linked to the performance of commodity indices, and through investments in the PIMCO Cayman Commodity Fund I Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). These commodity index-linked notes are sometimes referred to as “structured notes” because the terms of these notes may be structured by the issuer and the purchaser of the note. The value of these notes will rise or fall in response to changes in the underlying commodity or related index of investment. The Fund may also gain exposure to commodity markets by investing in the Subsidiary. The Subsidiary is advised by PIMCO, and has the same investment objective as the Fund. As discussed in greater detail elsewhere in this prospectus, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments.

The derivative instruments in which the Fund and the Subsidiary primarily intend to invest are instruments linked to certain commodity indices and instruments linked to the value of a particular commodity or commodity futures contract, or a subset of commodities or commodity futures contracts. These instruments may specify exposure to commodity futures with different roll dates, reset dates or contract months than those specified by a particular commodity index. As a result, the commodity-linked derivatives component of the Fund’s portfolio may deviate from the returns of any particular commodity index. The Fund or the Subsidiary may over-weight or under-weight its exposure to a particular commodity index, or a subset of commodities, such that the Fund has greater or lesser exposure to that index than the value of the Fund’s net assets, or greater or lesser exposure to a subset of commodities than is represented by a particular commodity index. Such deviations will frequently be the result of temporary market fluctuations, and under normal circumstances the Fund will seek to maintain notional exposure to one or more commodity indices within 5% (plus or minus) of the value of the Fund’s net assets.

Assets not invested in commodity-linked derivative instruments or the Subsidiary may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. In addition, the Fund may invest its assets in particular sectors of the commodities market.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy back or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks. The Fund may engage in short sales.

PRINCIPAL RISKS

Under certain conditions, generally in a market where the value of both commodity-linked derivative instruments and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Commodity Risk: the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risks of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Tax Risk: the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions

Subsidiary Risk: the risk that, by investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. There is no guarantee that the investment objective of the Subsidiary will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO California Intermediate Municipal Bond Fund	Ticker Symbols:
PCIMX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and California income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration 3–7 years	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.

The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies from three to seven years, based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issues than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk	• Management Risk • California State-Specific Risk • Municipal Project-Specific Risk

• Liquidity Risk	• Leveraging Risk	• Short Sale Risk

PIMCO California Short Duration Municipal Income Fund	Ticker Symbols:
PCDIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Fund Focus Short to intermediate maturity municipal securities (exempt from federal and California income tax) Average Portfolio Duration ≤3 years	Credit Quality Caa to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. By concentrating its investments in California, the Fund will be subject to California State-Specific Risk.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The total return sought by the Fund consists of both income earned on the Fund’s investments and capital appreciation. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated Caa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are California Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund which could adversely affect its net asset value, yield and total return are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk	• Management Risk • California State-Specific Risk • Municipal Project-Specific

• Issuer Risk • Liquidity Risk	• Issuer Non-Diversification Risk • Leveraging Risk	Risk • Short Sale Risk

PIMCO Convertible Fund	Ticker Symbols:
PFCIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Convertible securities Average Portfolio Duration N/A	Credit Quality Max 20% of total assets below B Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of convertible securities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Convertible securities, which are issued by companies of all sizes and market capitalizations, include, but are not limited to: corporate bonds, debentures, notes or preferred stocks and their hybrids that can be converted into (exchanged for) common stock or other securities, such as warrants or options, which provide an opportunity for equity participation. The Fund may invest in securities of any market capitalization, and may from time to time invest a significant amount of its assets in securities of smaller companies.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 20% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. In addition, the Fund may invest in common stock or in other Fixed Income Instruments.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk	• Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk

PIMCO Developing Local Markets Fund	Ticker Symbols:
PLMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Currencies or Fixed Income Instruments denominated in currencies of non-U.S. countries Average Portfolio Duration ≤ 8 years	Credit Quality Maximum 15% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, developing markets. The Fund defines a “developing market” as any non-U.S. country, excluding those countries that have been classified by the World Bank as high-income OECD economies for the past five consecutive years. The Fund’s investments in currencies or Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.

The Fund may invest in the currencies and Fixed Income Instruments of emerging market countries. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Diversified Income Fund	Ticker Symbols:
PDIIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Investment grade corporate, high yield and emerging market Fixed Income Instruments Average Portfolio Duration 3-8 years	Credit Quality Maximum 10% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies from three to eight years, based on PIMCO’s forecast for interest rates.

The Fund may invest in a diversified pool of corporate fixed income securities of varying maturities. The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 10% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in fixed income securities and instruments that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S.-dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect the net asset value, yield and total return of the Fund are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Emerging Local Bond Fund	Ticker Symbols:
PELBX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Fixed Income Instruments denominated in currencies of non-U.S. countries Average Portfolio Duration See description below	Credit Quality Maximum 15% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund’s investment objective is maximum total return, consistent with preservation of capital and prudent investment management. The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments denominated in currencies of countries with emerging securities markets, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may invest in forwards or derivatives denominated in any currency, and forwards or derivatives denominated in any currency will be included under the 80% of assets policy noted in the prior sentence so long as the underlying asset of such forwards or derivatives is a Fixed Income Instrument denominated in the currency of an emerging market country. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in instruments denominated in currencies of non-U.S. countries described above may be invested in other types of Fixed Income Instruments.

The Fund may invest without limit in Fixed Income Instruments that are economically tied to emerging market countries. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to an emerging market country. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security such as a derivative instrument, rather than investing directly in emerging market securities.

The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), which as of June 30, 2009 was 4.33 years.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income and capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk	• Derivatives Risk	• Emerging Markets Risk

• Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Emerging Markets Bond Fund	Ticker Symbols:
PEBIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Emerging market Fixed Income Instruments Average Portfolio Duration ≤ 8 years	Credit Quality Maximum 20% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to an emerging market country. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Emerging Markets and Infrastructure Bond Fund	Ticker Symbols:
PEMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management.	Fund Focus Emerging Market and Infrastructure Fixed Income Instruments Average Portfolio Duration ≤10 years	Credit Quality Maximum 20% of total assets below Ba Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio consisting of Fixed Income Instruments that are economically tied to emerging market countries and Fixed Income Instruments that are issued by infrastructure entities, projects or assets, all of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Such instruments may be denominated in non-U.S. currencies and the U.S. dollar. Infrastructure entities are involved in the construction, operation, ownership or maintenance of physical structures, networks and other infrastructure assets that provide public services. Examples of infrastructure projects and assets include (i) transportation, such as roads, bridges, tunnels, railroads, mass transit systems, airports and seaports, (ii) public or private utilities, such as power generation facilities and transmission and distribution lines, water distribution facilities and sewage treatment plants, (iii) communication networks, such as broadcast, wireless and cable networks and transmission equipment, (iv) other public service assets, such as educational facilities, hospitals, stadiums and correctional facilities, (v) housing owned or subsidized by a government or agency, and (vi) developmental organizations or agencies focused on infrastructure development. The Fund may invest directly in physical infrastructure assets. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to an emerging market country. The average portfolio duration of the Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed ten years.

PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. The Fund emphasizes countries with relatively low gross national product per capita and with the potential for rapid economic growth. PIMCO will select the Fund’s country and currency composition based on its evaluation of relative interest rates, inflation rates, exchange rates, monetary and fiscal policies, trade and current account balances, legal and political developments, and any other specific factors PIMCO believes to be relevant. The Fund likely will concentrate its investments in Asia, Africa, the Middle East, Latin America and the developing countries of Europe. The Fund may invest in instruments whose return is based on the return of an emerging market security or a currency of an emerging market country, such as a derivative instrument, rather than investing directly in emerging market securities or currencies.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 20% of its total assets in securities rated below Ba by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk	• Derivatives Risk • Mortgage-Related and Other Asset-Backed Risk	• Currency Risk • Leveraging Risk • Management Risk

• Market Risk • Issuer Risk • Liquidity Risk	• Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Infrastructure Risk • Short Sale Risk

PIMCO Extended Duration Fund	Ticker Symbols:
PEDIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies within three years (plus or minus) of the duration of the Citigroup Strips Index, 20+ Year Sub-Index, which as of June 30, 2009 was 23.66 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Floating Income Fund	Ticker Symbols:
PFIIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Maximum current yield consistent with prudent investment management	Fund Focus Variable and floating-rate Fixed Income Instruments and their economic equivalents Average Portfolio Duration ≤ 1 year	Credit Quality Caa to Aaa; maximum 10% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investments that effectively enable the Fund to achieve a floating rate of income, including, but not limited to, variable and floating-rate Fixed Income Instruments, Fixed Income Instruments with durations of less than or equal to one year, and fixed-rate Fixed Income Instruments with respect to which the Fund has entered into derivative instruments to effectively convert the fixed-rate interest payments into floating-rate interest payments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund will vary based on PIMCO’s forecast for interest rates and will normally not exceed one year. The Fund may also invest in other Fixed Income Instruments. Variable and floating-rate Fixed Income Instruments generally pay interest at rates that adjust whenever a specified interest rate changes and/or reset on predetermined dates (such as the last day of a month or calendar quarter).

The Fund may invest all of its assets in high yield securities (“junk bonds”) rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a maximum of 10% of its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may invest, without limitation, in securities denominated in foreign currencies and in U.S.-dollar-denominated securities of foreign issuers.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy-backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Foreign Bond Fund (U.S. Dollar-Hedged)	Ticker Symbols:
PFORX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity hedged non-U.S. Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-US Index Hedged in USD, which as of June 30, 2009 was 6.51 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Foreign Bond Fund (Unhedged)	Ticker Symbols:
PFUIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity non-U.S. Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to foreign (non-U.S.) countries, representing at least three foreign countries, which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global ex-US FX NY Index Unhedged in USD, which as of June 30, 2009 was 6.51 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Fundamental Advantage Total Return Strategy Fund	Ticker Symbols:
PFATX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management

Fund Focus

Long exposure to Enhanced RAFI® 1000 hedged by short exposure to the S&P 500 stock index, backed by a portfolio of Fixed Income Instruments

Average Collateral Fixed Income Duration

See description below

Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in derivatives providing long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 Index (the “S&P 500”), backed by a diversified portfolio of short and intermediate maturity Fixed Income Instruments. Enhanced RAFI® 1000 and the S&P 500 are further described below. The Fund’s strategy with respect to maintaining long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 can be characterized as “market neutral” because it seeks to maintain a low correlation to the fluctuation of the U.S. equity market as a whole while returning the relative appreciation (or depreciation) of Enhanced RAFI® 1000 over the S&P 500.

Enhanced RAFI® 1000 is a performance recalibrated version of the FTSE RAFI® 1000 Index, which is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, Enhanced RAFI® 1000 is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years), and may incorporate additional factors, including but not limited to the quality of corporate earnings, the risk of financial distress and the quality of corporate governance/accounting practices. Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Enhanced RAFI® 1000 seeks to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. The S&P 500 is an unmanaged index composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to maintain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500 even when Enhanced RAFI® 1000 is underperforming relative to the S&P 500.

The Fund may invest in common stocks, options, futures, options on futures and swaps to gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500. The Fund typically will seek to simultaneously gain long exposure to Enhanced RAFI® 1000 and short exposure to the S&P 500, each in an amount, under normal circumstances, approximately equal to the Fund’s net assets. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® 1000 from the counterparty to the swap agreement in exchange for paying the price appreciation (or depreciation) on the S&P 500 and certain transaction costs. While the Fund will, under normal circumstances, seek to maintain approximately equal value exposure in its long positions in Enhanced RAFI® 1000 and short positions in the S&P 500 in an effort to offset the effects on the Fund’s performance of general stock market movements, PIMCO may increase or decrease the Fund’s long exposure to Enhanced RAFI® 1000 or the Fund’s short exposure to the S&P 500 when PIMCO deems it appropriate to do so. Because Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or when PIMCO otherwise deems it appropriate to do so, the Fund may invest in, or take short positions in, other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI® 1000 relative to the S&P 500. The Fund also may invest in exchange traded funds.

The values of derivatives based on Enhanced RAFI® 1000 and the S&P 500 should closely track changes in the value of Enhanced RAFI® 1000 and the S&P 500. However, these derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the Fund’s assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI® 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may also invest, without limitation, in securities denominated in foreign currencies and in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Although the Fund seeks to protect against equity market risk arising from its long exposure to Enhanced RAFI® 1000 by maintaining short exposure to the S&P 500, under certain conditions, generally in a market where Enhanced RAFI® 1000 underperforms relative to the S&P 500 and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Fundamental IndexPLUSTM Fund	Ticker Symbols:
PFPIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the FTSE RAFI® 1000 Index	Fund Focus Enhanced RAFI® 1000 derivatives backed by a short duration portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration ≤ 1 year	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the FTSE RAFI® 1000 Index (the “Index”) by investing under normal circumstances in derivatives based on Enhanced RAFI® 1000, an enhanced, performance recalibrated version of the Index (“Enhanced RAFI® 1000”), backed by a portfolio of short-term Fixed Income Instruments. The Index and Enhanced RAFI® 1000 are further described below. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index. The Fund uses Enhanced RAFI® 1000 derivatives in addition to or in place of Enhanced RAFI® 1000 stocks to attempt to equal or exceed the daily performance of the Index. The values of Enhanced RAFI® 1000 derivatives should closely track changes in the value of Enhanced RAFI® 1000. However, Enhanced RAFI® 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI® 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The Index is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value, which includes accounting data found in a company’s annual report, selected from the constituents of a proprietary U.S. stock universe. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the Index is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Indexes based on fundamental factors, however, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. Enhanced RAFI® 1000 is a performance recalibrated version of the Index that incorporates additional factors including, but not limited to, the quality of corporate earnings, the risk of financial distress and the quality of corporate governance/accounting practices, and recalibrates existing factors utilized in the Index that affect a company’s fundamental drivers of value. Enhanced RAFI® 1000 may also be rebalanced more frequently than the Index. The Fund seeks to remain invested in Enhanced RAFI® 1000 derivatives or Enhanced RAFI® 1000 stocks even when Enhanced RAFI® 1000 is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI® 1000 by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® 1000 from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of Enhanced RAFI® 1000 derivatives by providing model portfolios of Enhanced RAFI® 1000 securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI® 1000 to the Fund. Because Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI® 1000.

Though the Fund does not normally invest directly in Enhanced RAFI® 1000 securities, when Enhanced RAFI® 1000 derivatives appear to be overvalued relative to Enhanced RAFI® 1000, the Fund may invest all of its assets in a “basket” of Enhanced RAFI® 1000 stocks. In the alternative, the Fund may invest all of its assets in a “basket” of Index stocks. The Fund also may invest in exchange traded funds.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Enhanced RAFI® 1000 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI® 1000 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Market Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Fundamental IndexPLUSTM TR Fund	Ticker Symbols:
PXTIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the FTSE RAFI® 1000 Index	Fund Focus Enhanced RAFI® 1000 derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the FTSE RAFI® 1000 Index (the “Index”) by investing under normal circumstances in derivatives based on Enhanced RAFI® 1000, an enhanced, performance recalibrated version of the Index (“Enhanced RAFI® 1000”), backed by a portfolio of short and intermediate maturity Fixed Income Instruments. The Index and Enhanced RAFI® 1000 are further described below. The Fund may invest in common stocks, options, futures, options on futures and swaps, including derivatives based on the Index. The Fund uses Enhanced RAFI® 1000 derivatives in addition to or in place of Enhanced RAFI® 1000 stocks to attempt to equal or exceed the daily performance of the Index. The values of Enhanced RAFI® 1000 derivatives should closely track changes in the value of Enhanced RAFI® 1000. However, Enhanced RAFI® 1000 derivatives may be purchased with a fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. Research Affiliates, LLC, the Fund’s sub-adviser, provides investment advisory services in connection with the Fund’s use of Enhanced RAFI® 1000 by, among other things, providing PIMCO, or counterparties designated by PIMCO, with a model portfolio reflecting the composition of Enhanced RAFI® 1000 for purposes of developing Enhanced RAFI® 1000 derivatives. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is composed of the 1,000 largest publicly-traded U.S. companies by fundamental accounting value, which includes accounting data found in a company’s annual report, selected from the constituents of a proprietary U.S. stock universe. Unlike other indexes, which are frequently comprised of stocks weighted according to their market capitalization, the Index is weighted by a combination of fundamental factors, including sales, cash flow, book values and, if applicable, dividends (sales, cash flow and dividends are averaged over the prior five years). Indexes based on market capitalization, such as the S&P 500, generally overweight stocks which are overvalued, and underweight stocks which are undervalued. Indexes based on fundamental factors, however, such as the Index, seek to avoid this problem by weighting stocks based on variables that do not depend on the fluctuations of market valuation. Enhanced RAFI® 1000 is a performance recalibrated version of the Index that incorporates additional factors, including but not limited to the quality of corporate earnings, the risk of financial distress, the quality of corporate governance/accounting practices and recalibrates existing factors utilized in the Index that affect a company’s fundamental drivers of value. Enhanced RAFI® 1000 may also be rebalanced more frequently than the Index. The Fund seeks to remain invested in Enhanced RAFI® 1000 derivatives or Enhanced RAFI® 1000 stocks even when Enhanced RAFI® 1000 is declining.

The Fund typically will seek to gain exposure to Enhanced RAFI® 1000 by investing in total return swap agreements. In a typical swap agreement, the Fund will receive the price appreciation (or depreciation) on Enhanced RAFI® 1000 from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon fee. The Fund’s sub-adviser facilitates the Fund’s use of Enhanced RAFI® 1000 derivatives by providing model portfolios of Enhanced RAFI® 1000 securities to the Fund’s swap counterparties, so that the counterparties can provide total return swaps based on Enhanced RAFI® 1000 to the Fund. Because Enhanced RAFI® 1000 is a proprietary index, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, the Fund may invest in other derivative instruments, “baskets” of stocks, or individual securities to replicate the performance of Enhanced RAFI® 1000.

Though the Fund does not normally invest directly in Enhanced RAFI® 1000 securities, when Enhanced RAFI® 1000 derivatives appear to be overvalued relative to Enhanced RAFI® 1000, the Fund may invest all of its assets in a “basket” of Enhanced RAFI® 1000 stocks. The Fund also may invest in exchange traded funds.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Enhanced RAFI® 1000 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Enhanced RAFI® 1000 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk	• Liquidity Risk • Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Global Advantage Strategy Bond Fund	Ticker Symbols:
PSAIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmarks, consistent with prudent investment management	Fund Focus U.S. and non-U.S. Fixed Income Instruments Average Portfolio Duration ≤ 8 years	Credit Quality Maximum of 15% of total assets below B Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, and trade and current account balances. The Fund may invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund may also invest up to 10% of its total assets in preferred stocks. In addition, the Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 15% its total assets in securities rated below B by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and, under normal market conditions, is not expected to exceed eight years. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation or improving credit fundamentals for a particular sector or security.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Issuer Non-Diversification Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Global Bond Fund (U.S. Dollar-Hedged)	Ticker Symbols:
PGBIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital	Fund Focus U.S. and hedged non-U.S. intermediate maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country. Securities may be denominated in major foreign currencies or the U.S. dollar. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JP Morgan GBI Global Hedged in USD, which as of June 30, 2009 was 6.18 years. The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Global Bond Fund (Unhedged)	Ticker Symbols:
PIGLX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus U.S. and non-U.S. intermediate maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Please see “Characteristics and Risks of Securities and Investment Techniques—Foreign (Non-U.S.) Securities” for a description of when an instrument is economically tied to a foreign (non-U.S.) country. Securities may be denominated in major foreign currencies or the U.S. dollar.

PIMCO selects the Fund’s foreign country and currency compositions based on an evaluation of various factors, including, but not limited to, relative interest rates, exchange rates, monetary and fiscal policies, trade and current account balances. The Fund may invest, without limitation, in securities and instruments that are economically tied to emerging market countries. The Fund normally invests at least 25% of its net assets in instruments that are economically tied to foreign (non-U.S.) countries. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the JPMorgan GBI Global FX New York Unhedged in USD, which as of June 30, 2009 was 6.18 years. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO GNMA Fund	Ticker Symbols:
PDMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity mortgage-related fixed income securities Average Portfolio Duration 1-7 years	Credit Quality Baa to Aaa; maximum 10% of total assets below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association (“GNMA”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund is neither sponsored by nor affiliated with GNMA. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration, or guaranteed by the Department of Veterans Affairs. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Government Money Market Fund	Ticker Symbols:
PGMXX (Admin. Class)
PGFXX (Class M)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus U.S. government securities Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality AAA equivalent Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund may invest in the following: U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities) and repurchase agreements secured by such obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk	• Credit Risk	• Management Risk

PIMCO High Yield Fund	Ticker Symbols:
PHIYX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Higher yielding fixed income securities	Credit Quality Caa to Aaa; minimum 80% of assets below Baa subject to maximum 5% of total assets rated Caa
	Average Portfolio Duration +/- 2 years of its benchmark	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of high yield securities (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements, rated below investment grade but rated at least Caa by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality, subject to a maximum of 5% of its total assets in securities rated Caa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Merrill Lynch U.S. High Yield BB-B Rated Constrained Index, which as of June 30, 2009 was 4.44 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Fund may invest up to 20% of its total assets in securities denominated in foreign currencies and may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO High Yield Municipal Bond Fund	Ticker Symbols:
PHMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax. Total return is a secondary objective	Fund Focus Intermediate to long-term maturity high yield municipal securities (exempt from federal income tax) Average Portfolio Duration 4-11 years	Credit Quality No Limitation Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund intends to invest a substantial portion of its assets in high yield Municipal Bonds and “private activity” bonds that are rated (at the time of purchase) below investment grade by Moody’s, S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality (commonly known as “junk bonds”). The Fund may also invest, without limitation, in higher rated Municipal Bonds. The Fund may invest up to 30% of its assets in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

The average portfolio duration of this Fund normally varies from four to eleven years, based on PIMCO’s forecast for interest rates. The portfolio manager focuses on Municipal Bonds with the potential to offer high current income, typically looking for Municipal Bonds that can provide consistently attractive current yields or that are trading at competitive market prices. The “total return” sought by the Fund consists of both income earned on its investments and capital appreciation, if any, generally arising from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in other types of Fixed Income Instruments. The Fund may also invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities and may engage in short sales. In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk

• Issuer Risk • Liquidity Risk	• Issuer Non-Diversification Risk • Leveraging Risk	• Short Sale Risk

PIMCO Income Fund	Ticker Symbols:
PIMIX (Inst. Class)

Principal Investments and Strategies	Investment Objectives The Fund’s primary investment objective is to maximize current income. Long-term capital appreciation is a secondary objective.	Fund Focus Broad range of Fixed Income Instruments Average Portfolio Duration 2-8 years	Credit Quality Caa to Aaa; maximum 50% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objectives by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund will generally allocate its assets among several investment sectors, which may include, without limitation: (i) high yield securities (“junk bonds”) and investment grade corporate bonds of issuers located in the United States and non-U.S. countries, including emerging market countries; (ii) fixed income securities issued by U.S. and non-U.S. governments (including emerging market governments), their agencies and instrumentalities; (iii) mortgage-related and other asset backed securities; and (iv) foreign currencies, including those of emerging market countries. However, the Fund is not required to gain exposure to any one investment sector, and the Fund’s exposure to any one investment sector will vary over time. The average portfolio duration of this Fund normally varies from two to eight years based on PIMCO’s forecast for interest rates.

The Fund may invest up to 50% of its total assets in high yield securities rated below investment grade but rated at least Caa by Moody’s, or equivalently rated by S&P or Fitch, or if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may invest, without limitation, in securities denominated in foreign currencies. The Fund may invest up to 20% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO International StocksPLUS® TR Strategy Fund (U.S. Dollar-Hedged)	Ticker Symbol:
PISIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Non-U.S. equity derivatives hedged to U.S. dollars backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe, Australasia and Far East (“EAFE”) Net Dividend Index, hedged to U.S. dollars (the “Index”). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on a hedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO International StocksPLUS® TR Strategy Fund (Unhedged)	Ticker Symbols:
PSKIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmark index consistent with prudent investment management	Fund Focus Non-U.S. equity derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark index by investing under normal circumstances in non-U.S. equity derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund’s benchmark index is the Morgan Stanley Capital International Europe Australasia Far East (“EAFE”) Net Dividend Index (the “Index”). The Fund normally uses equity derivatives instead of stocks to attempt to equal or exceed the daily performance of the Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of equity derivatives should closely track changes in the value of underlying securities or indices. However, derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Index is an unmanaged index of issuers in countries of Europe, Australia and the Far East represented in U.S. dollars on an unhedged basis. The Fund seeks to remain invested in equity derivatives and/or stocks even when the Index is declining. The Fund may invest in non-U.S. equities or non-U.S. equity derivatives that do not comprise the Index.

The Fund does not normally invest directly in stocks. However, when equity derivatives appear to be overvalued, the Fund may invest some or all of its assets in stocks. The Fund also may invest in exchange traded funds. The Fund’s equity exposure will not be hedged into U.S. dollars. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. With respect to the Fund’s fixed income investments, the Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. With respect to the Fund’s fixed income investments, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of stocks comprising the Index. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Investment Grade Corporate Bond Fund	Ticker Symbols:
PIGIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Corporate fixed income securities Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of investment grade corporate fixed income securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in investment grade corporate fixed income securities may be invested in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Credit Investment Grade Index, (formerly named the Lehman Brothers Credit Investment Grade Index) which as of June 30, 2009 was 5.99 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Long-Term Credit Fund	Ticker Symbols:
PTCIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 20% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Fund’s benchmark, the Barclays Capital U.S. Long Credit Index, which as of June 30, 2009, was 11.42 years. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.

The Fund invests primarily in investment grade debt securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. Consistent with other investment limitations, the Fund may invest, without limitation, in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Long Duration Total Return Fund	Ticker Symbols:
PLRIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with prudent investment management	Fund Focus Long-term maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Long Term Government/Credit Index (formerly named the Lehman Brothers Long Term Government/Credit Index), which as of June 30, 2009 was 11.60 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) that are rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Long-Term U.S. Government Fund	Ticker Symbols:
PGOVX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Long-term maturity fixed income securities Average Portfolio Duration ≥ 8 years	Credit Quality A to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, future contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. While PIMCO may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Fund will normally have a minimum average portfolio duration of eight years. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected to be more than ten years.

The Fund’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Fund may only invest up to 10% of its total assets in securities rated A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality and may only invest up to 25% of its total assets in securities rated Aa by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk	• Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Low Duration Fund	Ticker Symbols:
PTLDX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity Fixed Income Instruments	Credit Quality B to Aaa; maximum 10% of total assets below Baa
	Average Portfolio Duration 1–3 years	Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of “Fixed Income Instruments” of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies from one to three years based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Low Duration Fund II	Ticker Symbols:
PLDTX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity Fixed Income Instruments Average Portfolio Duration 1-3 years	Credit Quality A to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s forecast for interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated A or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk	• Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Low Duration Fund III	Ticker Symbols:
PLDIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short maturity Fixed Income Instruments with prohibitions on firms engaged in socially sensitive practices Average Portfolio Duration 1-3 years	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies from one to three years based on PIMCO’s forecast for interest rates. The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a “Sudan-Related Issuer”). In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Moderate Duration Fund	Ticker Symbols:
PMDRX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Intermediate Government/Credit Index, which as of June 30, 2009 was 3.87 years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Money Market Fund	Ticker Symbols:
PMIXX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality Minimum 95% of total assets rated Prime 1; ≤ 5% of total assets rated Prime 2 Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing at least 95% of its total assets in a diversified portfolio of money market securities that are in the highest rating category for short-term obligations. The Fund also may invest up to 5% of its total assets in money market securities that are in the second-highest rating category for short-term obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund may invest in the following: obligations of the U.S. Government (including its agencies and instrumentalities); short-term corporate debt securities of domestic and foreign corporations; obligations of domestic and foreign commercial banks, savings banks, and savings and loan associations; and commercial paper. The Fund may invest more than 25% of its total assets in or obligations issued by U.S. banks.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, although certain investments in the Fund are guaranteed by the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds. The Program imposes a number of restrictions and conditions and does not protect shares in the Fund acquired by an investor after September 19, 2008 above the total amount owned by the investor on that date. See “Management of the Funds—Temporary Guarantee and Fee Waivers” for additional information. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Foreign (Non-U.S.) Investment Risk	• Management Risk

PIMCO Mortgage-Backed Securities Fund	Ticker Symbols:
PTRIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Short and intermediate maturity mortgage-related Fixed Income Instruments Average Portfolio Duration 1-7 years	Credit Quality Baa to Aaa; maximum 10% of total assets below Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The average portfolio duration of this Fund normally varies from one to seven years based on PIMCO’s forecast for interest rates. The Fund invests primarily in securities that are in the highest rating category, but may invest up to 10% of its total assets in investment grade securities rated below Aaa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality, subject to a minimum rating of Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may not invest in securities denominated in foreign currencies, but may invest without limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO MuniGo Fund	Ticker Symbols:
PMGOX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks income exempt from federal income tax consistent with preservation of capital.	Fund Focus State, county and city general obligation and pre-refunded municipal bonds (exempt from federal income tax) Average Portfolio Duration See description below	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund’s Municipal Bond investments will primarily consist of state, county and city general obligation and pre-refunded Municipal Bonds. The Fund may also invest in U.S. Treasury securities and other obligations of the U.S. Government (including its agencies and instrumentalities) and money market instruments.

The average portfolio duration of the Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital Municipal GO Bond Index, which as of June 30, 2009, was 7.84 years. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated Baa or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its total assets in Municipal Bonds of issuers in California. To the extent that the Fund concentrates its investments in California, it will be subject to California State-Specific Risk. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • Market Risk	• Issuer Risk • Liquidity Risk • Issuer Non-Diversification Risk	• Leveraging Risk • Management Risk • California State-Specific Risk

PIMCO Municipal Bond Fund	Ticker Symbols:
PFMIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital. Capital appreciation is a secondary objective	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal income tax) Average Portfolio Duration 3-10 years	Credit Quality Ba to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund may invest up to 20% of its net assets in U.S. Government Securities, money market instruments and/or “private activity” bonds. For shareholders subject to the federal alternative minimum tax (“AMT”), distributions derived from “private activity” bonds must be included in their AMT calculations, and as such a portion of the Fund’s distribution may be subject to federal income tax. The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in Municipal Bonds or “private activity” bonds which are high yield securities (“junk bonds”) rated at least Ba by Moody’s or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund normally varies from three to ten years, based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, and invest in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

PIMCO New York Municipal Bond Fund	Ticker Symbols:
PNYIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal and New York income tax. Capital appreciation is a secondary objective.	Fund Focus Intermediate to long-term maturity municipal securities (exempt from federal and New York income tax) Average Portfolio Duration 3-12 years	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax (“New York Municipal Bonds”). New York Municipal Bonds generally are issued by or on behalf of the State of New York and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of New York whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and New York income tax. By concentrating its investments in New York, the Fund will be subject to New York State-Specific Risk.

The Fund may invest without limitation in “private activity” bonds whose interest is a tax-preference item for purposes of the federal alternative minimum tax (“AMT”). For shareholders subject to the AMT, a substantial portion of the Fund’s distributions may not be exempt from federal income tax. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The Fund may invest the remainder of its net assets in other types of Fixed Income Instruments. The average portfolio duration of this Fund normally varies from three to twelve years based on PIMCO’s forecast for interest rates. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. Capital appreciation, if any, generally arises from decreases in interest rates or improving credit fundamentals for a particular state, municipality or issuer.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Issuer Non-Diversification Risk	• Leveraging Risk • Management Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

PIMCO Real Return Fund	Ticker Symbols:
PRRIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum real return, consistent with preservation of real capital and prudent investment management	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. TIPS Index (formerly named the Lehman Brothers U.S. TIPS Index) will be calculated using the same conversion factors. The effective duration of this Fund normally varies within three years (plus or minus) of the effective duration of the Barclays Capital U.S. TIPS Index which as of June 30, 2009 was 4.21 years.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Issuer Non-Diversification Risk: the risk of focusing investments in a small number of issuers, industries or foreign currencies, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Real Return Asset Fund	Ticker Symbols:
PRAIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return, consistent with prudent investment management	Fund Focus Inflation-indexed fixed income securities Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 20% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Assets not invested in inflation-indexed bonds may be invested in other types of Fixed Income Instruments. Inflation-indexed bonds are fixed income securities that are structured to provide protection against inflation. The value of the bond’s principal or the interest income paid on the bond is adjusted to track changes in an official inflation measure. The U.S. Treasury uses the Consumer Price Index for Urban Consumers as the inflation measure. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. “Real return” equals total return less the estimated cost of inflation, which is typically measured by the change in an official inflation measure. Effective duration takes into account that for certain bonds expected cash flows will fluctuate as interest rates change and is defined in nominal yield terms, which is market convention for most bond investors and managers. Durations for real return bonds, which are based on real yields, are converted to nominal durations through a conversion factor, typically between 20% and 90% of the respective real duration. All security holdings will be measured in effective (nominal) duration terms. Similarly, the effective duration of the Barclays Capital U.S. Treasury Inflation Notes 10+ Years Index (formerly named the Lehman Brothers U.S. Treasury Inflation Notes 10+ Years Index) will be calculated using the same conversion factors. The effective duration of this Fund normally varies within four years (plus or minus) of the effective duration of the Barclays Capital U.S. Treasury Inflation Notes 10+ Years Index, which as of June 30, 2009 was 8.43 years.

The Fund invests primarily in investment grade securities, but may invest up to 20% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund also may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may gain exposure to the commodity markets by investing in commodity-linked derivatives. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Equity Risk • Commodity Risk • Mortgage-Related and Other Asset-Backed Risk	• Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk

• Issuer Risk • Liquidity Risk • Derivatives Risk	• Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Short Sale Risk

PIMCO RealEstate-RealReturn Strategy Fund	Ticker Symbols:
PRRSX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum real return consistent with prudent investment management	Fund Focus Real estate-linked derivatives backed by a portfolio of inflation-indexed and other Fixed Income Instruments Average Collateral Fixed Income Duration ≤10 years	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing under normal circumstances in real estate-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. The Fund may invest in real estate-linked derivative instruments, including swap agreements, options, futures, options on futures and structured notes. The value of real estate-linked derivative instruments may be affected by risks similar to those associated with direct ownership of real estate. Real estate values can fluctuate due to losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, property tax rates, regulatory limitations on rents, zoning laws and operating expenses. The Fund may also invest directly in real estate investment trusts (“REIT”) and in common and preferred stocks as well as convertible securities of issuers in real estate-related industries. The Fund may also invest in exchange traded funds.

The Fund typically will seek to gain exposure to the real estate market by investing in REIT total return swap agreements. In a typical REIT swap agreement, the Fund will receive the price appreciation (or depreciation) of a REIT index or portion of an index, from the counterparty to the swap agreement in exchange for paying the counterparty an agreed-upon fee. Investments in REIT swap agreements may be susceptible to additional risks, similar to those associated with direct investment in REITs, including changes in the value of underlying properties, defaults by borrowers or tenants, revisions to the Internal Revenue Code of 1986, as amended (the “Code”), changes in interest rates and poor performance by those managing the REITs. Assets not invested in real estate-linked derivative instruments may be invested in inflation-indexed securities and other Fixed Income Instruments, including derivative Fixed Income Instruments. In addition, Index derivatives may be purchased with a fraction of the assets that would be needed to purchase the securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund.

The average portfolio duration of the fixed income portion of this Fund will vary based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed ten years. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buybacks or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both real estate derivatives and fixed income securities are declining, the Fund may experience substantial losses. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk

• Issuer Risk • Liquidity Risk	• Foreign (Non U.S.) Investment Risk • Real Estate Risk	• Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Short Duration Municipal Income Fund	Ticker Symbols:
PSDIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks high current income exempt from federal income tax, consistent with preservation of capital.	Fund Focus Short to intermediate maturity municipal securities (exempt from federal income tax) Average Portfolio Duration ≤ 3 years	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities.

The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may only invest in investment grade debt securities. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. The average portfolio duration of this Fund varies based on PIMCO’s forecast for interest rates and under normal market conditions is not expected to exceed three years. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Leveraging Risk	• Management Risk • California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk

PIMCO Short-Term Fund	Ticker Symbols:
PTSHX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus Money market instruments and short maturity Fixed Income Instruments Average Portfolio Duration ≤ 1 year	Credit Quality B to Aaa; maximum 10% of total asset below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of “Fixed Income Instruments” of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund will vary based on Pacific Investment Management Company LLC’s (“PIMCO”) forecast for interest rates and will normally not exceed one year. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Fund, under normal circumstances, is expected not to exceed three years.

The Fund invests primarily in investment grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 10% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk.

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Small Cap StocksPLUS® TR Fund	Ticker Symbols:
PSCSX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the Russell 2000® Index	Fund Focus Russell 2000® Index derivatives backed by a diversified portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the Russell 2000® Index by investing under normal circumstances in Russell 2000® Index derivatives, backed by a diversified portfolio of Fixed Income Instruments actively managed by PIMCO. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses Russell 2000® Index derivatives instead of Russell 2000® Index stocks to attempt to equal or exceed the daily performance of the Russell 2000® Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of Russell 2000® Index derivatives should closely track changes in the value of the index. However, Russell 2000® Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index, which represents approximately 10% of the total market capitalization of the Russell 3000® Index. As of June 30, 2009, the Russell 2000® Index’s average market capitalization (dollar-weighted) was $763 million. The Fund seeks to remain invested in Russell 2000® Index derivatives or Russell 2000® Index stocks even when the Russell 2000® Index is declining.

Though the Fund does not normally invest directly in Russell 2000® Index securities, when Russell 2000® Index derivatives appear to be overvalued relative to the Russell 2000® Index, the Fund may invest all of its assets in a “basket” of Russell 2000® Index stocks. The Fund also may invest in exchange traded funds based on the Russell 2000® Index.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both Russell 2000® Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of Russell 2000® Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk	• Derivatives Risk • Equity Risk	• Emerging Markets Risk • Currency Risk

• High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Mortgage-Related and Other Asset- Backed Risk • Foreign (Non-U.S.) Investment Risk	• Leveraging Risk • Smaller Company Risk • Management Risk • Short Sale Risk

PIMCO StocksPLUS® Fund	Ticker Symbols:
PSTKX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 Index derivatives backed by a short duration portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration ≤1 year	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which is normally not expected to exceed one year.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a “basket” of S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO StocksPLUS® Long Duration Fund	Ticker Symbols:
PSLDX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of its benchmarks consistent with prudent investment management	Fund Focus S&P 500 Index derivatives backed by a portfolio of long-term Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of its benchmark indexes, the S&P 500 Index and a secondary blended index (as described below, and together with the S&P 500 Index, the “Indexes”), by investing under normal circumstances in S&P 500 Index derivatives, backed by a diversified portfolio of long-term Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the Indexes. The Fund typically will seek to gain long exposure to the S&P 500 Index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies within two years (plus or minus) of the duration of the Barclays Capital Long-Term Government/Credit Index (formerly named the Lehman Brothers Long-Term Government/Credit Index), which as of June 30, 2009 was 11.60 years. The Barclays Capital Long-Term Government/Credit Index is an unmanaged index of U.S. Government or investment grade credit securities having a maturity of 10 years or more.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives and/or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both S&P 500 Index derivatives and Fixed Income Instruments are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 Index stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO StocksPLUS® Total Return Fund	Ticker Symbols:
PSPTX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return which exceeds that of the S&P 500	Fund Focus S&P 500 Index derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to exceed the total return of the S&P 500 Index by investing under normal circumstances in S&P 500 Index derivatives, backed by a portfolio of Fixed Income Instruments. The Fund may invest in common stocks, options, futures, options on futures and swaps. The Fund normally uses S&P 500 Index derivatives instead of S&P 500 Index stocks to attempt to equal or exceed the daily performance of the S&P 500 Index. The Fund typically will seek to gain long exposure to its benchmark index in an amount, under normal circumstances, approximately equal to the Fund’s net assets. The value of S&P 500 Index derivatives should closely track changes in the value of the S&P 500 Index. However, S&P 500 Index derivatives may be purchased with a small fraction of the assets that would be needed to purchase the equity securities directly, so that the remainder of the assets may be invested in Fixed Income Instruments. PIMCO actively manages the Fixed Income Instruments held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The S&P 500 Index is composed of 500 selected common stocks that represent approximately two-thirds of the total market value of all U.S. common stocks. The Fund seeks to remain invested in S&P 500 Index derivatives or S&P 500 Index stocks even when the S&P 500 Index is declining.

Though the Fund does not normally invest directly in S&P 500 Index securities, when S&P 500 Index derivatives appear to be overvalued relative to the S&P 500 Index, the Fund may invest all of its assets in a “basket” of S&P 500 Index stocks. The Fund also may invest in exchange traded funds based on the S&P 500 Index, such as Standard & Poor’s Depositary Receipts.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

Principal Risks	Under certain conditions, generally in a market where the value of both S&P 500 derivatives and fixed income securities are declining or in periods of heightened market volatility, the Fund may experience greater losses or lesser gains than would be the case if it invested directly in a portfolio of S&P 500 stocks. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

• Emerging Markets Risk

PIMCO StocksPLUS® TR Short Strategy Fund	Ticker Symbols:
PSTIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks total return through the implementation of short investment positions on the S&P 500	Fund Focus Short S&P 500 Index derivatives backed by a portfolio of Fixed Income Instruments Average Collateral Fixed Income Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared and distributed quarterly

The Fund seeks to achieve its investment objective by investing primarily in short positions with respect to the S&P 500 Index (the “Index”) or specific Index securities, backed by a portfolio of Fixed Income Instruments, such that the Fund’s net asset value may vary inversely with the value of the Index on a daily basis, subject to certain limitations summarized below. The Fund will generally benefit when the price of the Index is declining. When the Index is rising, the Fund will generally not perform as well. Fixed Income Instruments owned by the Fund may also benefit or detract from the Fund’s net asset value. The Fund is designed for investors seeking to take advantage of declines in the value of the Index, or investors wishing to hedge existing long equity positions. However, the Fund is not designed or expected to produce returns which replicate the inverse of the performance of the Index due to compounding, PIMCO’s active management, Fund fees and expenses and other factors discussed below.

The Fund will maintain short positions through the use of a combination of derivatives, including options, futures, options on futures, and swaps. The Fund may invest all of its assets in such instruments. While the Fund will, under normal circumstances, invest primarily in Index short positions backed by a portfolio of Fixed Income Instruments, PIMCO may reduce the Fund’s exposure to Index short positions when PIMCO deems it appropriate to do so. Additionally, the Fund may purchase call options on Index futures contracts or on other similar Index derivatives in an effort to limit the total potential decline in the Fund’s net asset value during a market in which prices of securities are rising or expected to rise. Because the Fund invests primarily in short positions, gains and losses in the Fund will primarily be taxable as short-term gains or losses. However, a portion of the gains or losses from certain types of derivatives, including futures contracts on broad-based stock indexes in which the Fund may choose to invest, will be taxable as long-term gains or losses.

Assets not invested in equity securities or derivatives may be invested in Fixed Income Instruments. PIMCO actively manages the fixed income assets held by the Fund with a view toward enhancing the Fund’s total return, subject to an overall portfolio duration which normally varies from a one year minimum duration to a maximum of two years above the duration of the Barclays Capital U.S. Aggregate Index. As of June 30, 2009, the duration of the Barclays Capital U.S. Aggregate Index was 4.30 years. The Barclays Capital U.S. Aggregate Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Fund may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies and may invest beyond this limit in U.S. dollar denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The Fund is non-diversified, which means that it may invest its assets in a smaller number of issuers than a diversified fund. The Fund may also invest up to 10% of its total assets in preferred stocks.

Although the Fund uses derivatives and other short positions to gain exposures that may vary inversely with the performance of the Index on a daily basis, the Fund as a whole is not designed or expected to produce returns which replicate the inverse of the performance of the Index, and the degree of variation could be substantial, particularly over longer periods. Because the value of the Fund’s derivatives short positions move in the opposite direction from the value of the Index each day, for periods greater than one day, the effect of compounding may result in the performance of these derivatives positions, and the Fund’s performance attributable to those positions, to be either greater than or less than the inverse of the Index performance for such periods, and the extent of the variation could be substantial due to market volatility and other factors. In addition, the combination of income and capital gains or losses derived from the Fixed Income Instruments serving as cover for the Fund’s short positions, coupled with the ability of the Fund to reduce or limit short exposure, as described above, may result in an imperfect inverse correlation between the performance of the Index and the performance of the Fund. It is possible for the Fund to experience a negative return when the Index is declining, and vice versa. Further, there are a number of other reasons why changes in the value of derivatives positions may not correlate exactly (either positively or inversely) with an index or which may otherwise prevent a mutual fund or its positions from achieving such correlation, as described under “Summary of Principal Risks—Derivatives Risk” and “Characteristics and Risks of Securities and Investment Techniques— Derivatives—Correlation Risk.”

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk	• Emerging Markets Risk • Currency Risk • Issuer Non-Diversification Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Total Return Fund	Ticker Symbols:
PTTRX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity Fixed Income Instruments Average Portfolio Duration +/- 2 years of its benchmark; see description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which as of June 30, 2009 was 4.30 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

The Fund invests primarily in investment-grade debt securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollar-denominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales.

The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Total Return Fund II	Ticker Symbols:
PMBIX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality Baa to Aaa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which as of June 30, 2009 was 4.30 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Fund may invest only in investment grade U.S. dollar denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by Pacific Investment Management Company LLC (“PIMCO”) to be of comparable quality.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Total Return Fund III	Ticker Symbols:
PTSAX (Inst. Class)

Principal Investments and Strategies

Investment Objective Seeks maximum total return, consistent with preservation of capital and prudent investment management	Fund Focus Intermediate maturity Fixed Income Instruments Average Portfolio Duration See description below	Credit Quality B to Aaa; maximum 10% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. See “Characteristics and Risks of Securities and Investment Techniques—Fixed Income Instruments” in the Fund’s prospectus for additional information. The average portfolio duration of this Fund normally varies within two years (plus or minus) of the duration of the Barclays Capital U.S. Aggregate Index (formerly named the Lehman Brothers U.S. Aggregate Index), which as of June 30, 2009 was 4.30 years. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. The Fund will not invest in the securities of any issuer determined by Pacific Investment Management Company LLC (“PIMCO”) to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals or military equipment, the operation of gambling casinos or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. In addition, the Fund will not invest directly in securities of issuers that are engaged in certain business activities in or with the Republic of the Sudan (a “Sudan-Related Issuer”). In analyzing whether an issuer is a Sudan-Related Issuer, PIMCO may rely upon, among other things, information from a list provided by an independent third party.

The Fund invests primarily in investment grade securities, but may invest up to 10% of its total assets in high yield securities (“junk bonds”) rated B or higher by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Rating Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies, and may invest beyond this limit in U.S. dollardenominated securities of foreign issuers. The Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). The “total return” sought by the Fund consists of income earned on the Fund’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates, foreign currency appreciation, or improving credit fundamentals for a particular sector or security. The Fund may also invest up to 10% of its total assets in preferred stocks.

PRINCIPAL RISKS

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of changes in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector

Derivatives Risk: the risk of investing in derivative instruments, including liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index, and the Fund could lose more than the principal amount invested

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred stocks, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Risk: the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk and prepayment risk

Foreign (non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, and nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Currency Risk: the risk that foreign currencies will decline in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, causing the Fund to be more volatile than if it had not been leveraged

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO will produce the desired results and that legislative, regulatory, or tax developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Short Sale Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale may fail to honor its contract terms, causing a loss to the Fund

PIMCO Treasury Money Market Fund	Ticker Symbols:
PGFXX (Class M) PGMXX (Admin. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum current income, consistent with preservation of capital and daily liquidity	Fund Focus U.S. Treasury securities Average Portfolio Maturity ≤ 90 days dollar-weighted average maturity	Credit Quality AAA equivalent Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a portfolio of U.S. government securities. The Fund may invest in the following: U.S. Treasury bills, notes, and other obligations issued by, or guaranteed as to principal and interest by, the U.S. government (including its agencies and instrumentalities) and repurchase agreements secured by such obligations. The Fund may only invest in U.S. dollar-denominated securities that mature in 397 days or fewer from the date of purchase. The dollar-weighted average portfolio maturity of the Fund may not exceed 90 days. The Fund attempts to maintain a stable net asset value of $1.00 per share, although there is no assurance that it will be successful in doing so.

The Fund’s investments will comply with applicable rules governing the quality, maturity and diversification of securities held by money market funds.

Principal Risks	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk	• Credit Risk	• Management Risk

PIMCO Unconstrained Bond Fund	Ticker Symbols:
PFIUX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term return, consistent with preservation of capital and prudent investment management	Fund Focus Broad range of Fixed Income Instruments Average Portfolio Duration (-3) to 8 years	Credit Quality Maximum 40% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from negative 3 years to (positive) 8 years based on PIMCO’s forecast for interest rates.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest without limitation in securities denominated in foreign currencies and in U.S. dollar-denominated securities of foreign issuers. In addition, the Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls).

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

	• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk	• Derivatives Risk • Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk	• Currency Risk • Leveraging Risk • Management Risk • Short Sale Risk

PIMCO Unconstrained Tax Managed Bond Fund	Ticker Symbols:
PUTIX (Inst. Class)

Principal Investments and Strategies	Investment Objective Seeks maximum long-term after tax return, consistent with preservation of capital and prudent investment management	Fund Focus Broad range of Fixed Income Instruments Average Portfolio Duration (-3) to 10 years	Credit Quality Maximum 40% of total assets below Baa Dividend Frequency Declared daily and distributed monthly

The Fund seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. The Fund intends to utilize various investment strategies in a broad array of fixed income sectors to achieve its investment objective. The Fund will not be constrained by management against an index. The average portfolio duration of this Fund will normally vary from negative 3 years to (positive) 10 years based on PIMCO’s forecast for interest rates.

The Fund seeks to invest under normal circumstances at least 50% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Municipal Bonds generally are issued by or on behalf of states and local governments and their agencies, authorities and other instrumentalities. The Fund does not intend to invest in securities whose interest is subject to the federal alternative minimum tax. The Fund may invest more than 25% of its total assets in bonds of issuers in California and New York. To the extent that the Fund concentrates its investments in California or New York, it will be subject to California or New York State-Specific Risk. The Fund may also invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds.

The Fund may invest in both investment-grade securities and high yield securities (“junk bonds”) subject to a maximum of 40% of its total assets in securities rated below Baa by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The Fund may also invest up to 50% of its total assets in securities denominated in foreign currencies. The Fund may invest up to 50% of its total assets in securities of foreign issuers. The Fund may invest up to 50% of its total assets in securities and instruments that are economically tied to emerging market countries. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. The Fund may also invest up to 10% of its total assets in preferred stocks.

The Fund may invest in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities and may engage in short sales. The Fund may, without limitation, seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls). In addition, the Fund may also invest in securities issued by entities, such as trusts, whose underlying assets are Municipal Bonds, including, without limitation, residual interest bonds.

Principal Risks	The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

• Interest Rate Risk • Credit Risk • High Yield Risk • Market Risk • Issuer Risk • Liquidity Risk • Derivatives Risk	• Equity Risk • Mortgage-Related and Other Asset-Backed Risk • Foreign (Non-U.S.) Investment Risk • Emerging Markets Risk • Currency Risk	• Leveraging Risk • Management Risk • California State-Specific Risk • New York State-Specific Risk • Municipal Project-Specific Risk • Short Sale Risk